As filed with the Securities and Exchange Commission on June 5, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10267

GPS Funds I

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick R. Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2014

Date of reporting period: April 1, 2013 through March 31, 2014

Item 1. Reports to Stockholders.

GuideMarkSM Funds
GuidePathSM Funds

Investment Advisor
AssetMark, Inc.

ANNUAL REPORT

March 31, 2014

GUIDEMARKSM LARGE CAP GROWTH FUND

GUIDEMARKSM LARGE CAP VALUE FUND

GUIDEMARKSM SMALL/MID CAP CORE FUND

GUIDEMARKSM WORLD EX-US FUND

GUIDEMARKSM OPPORTUNISTIC EQUITY FUND

GUIDEMARKSM GLOBAL REAL RETURN FUND

GUIDEMARKSM CORE FIXED INCOME FUND

GUIDEMARKSM TAX-EXEMPT FIXED INCOME FUND

GUIDEMARKSM OPPORTUNISTIC FIXED INCOME FUND

GUIDEPATHSM STRATEGIC ASSET ALLOCATION FUND

GUIDEPATHSM TACTICAL CONSTRAINEDSM ASSET ALLOCATION FUND

GUIDEPATHSM TACTICAL UNCONSTRAINEDSM ASSET ALLOCATION FUND

GUIDEPATHSM ABSOLUTE RETURN ASSET ALLOCATION FUND

GUIDEPATHSM MULTI-ASSET INCOME ASSET ALLOCATION FUND

GUIDEPATHSM FIXED INCOME ALLOCATION FUND

GUIDEPATHSM ALTEGRIS® DIVERSIFIED ALTERNATIVES ALLOCATION FUND

May 29, 2014

Dear Shareholder:

Enclosed is the Annual Report for the GuideMark® and GuidePath® Funds covering the period from April 1, 2013 through March 31, 2014.

Market Review

The last twelve-month period started off with great attention being paid to Federal Reserve Chair Ben Bernanke’s comments regarding a potential change in quantitative easing policy. His comments had a significant impact on the fixed income markets as the yield on the 10-year Treasury note rose over 60 basis points1 immediately following his announcement, impacting fixed income sectors around the globe. As we closed the period, attention again was focused on the Federal Reserve as Janet Yellen took over as Chair. The markets perceived a somewhat more hawkish stance, especially when Ms. Yellen indicated that the Fed could incorporate a slightly more aggressive timeline for interest rate increases. These comments initially triggered a decline in equity markets and a rise in shorter-term bond yields. However, markets responded more favorably on March 31, as Ms. Yellen reiterated the Fed’s commitment to keeping interest rates low to support the economy and labor market.

Over the twelve months ended March 31, 2014 we saw more than a 20 percentage point difference in performance between equities and fixed income. This was significant and unusual. The S&P 500® Index, a broad measure of US equities, was up 21.9% versus the Barclays US Aggregate Bond Index, a broad measure of US fixed income market, which was down -0.1%.2

2013 was quite an extraordinary year for the US equity market. The Dow Jones Industrial Average, for example, hit 52 all-time highs in 2013 — the most since 1996 when reviewed across its 100-year history.3 The S&P® 500 had its best year since 2000, and its 11th best year since 1926.4 The strength seen in the US equity market was broad-based for the twelve-month period ended March 2014. Regardless of style or market cap, all the major US equity indices were up over 20%, including the Russell 3000,® the broadest market indicator, returning 22.6% for the period. Continued recovery in the US economy, combined with improved investor sentiment, helped drive stocks higher.

The strength of the US market was a large driver of the returns achieved globally. The international developed market equities, as represented by the MSCI EAFE Index, were up 18.1% for the twelve months ended March 31, 2014, lagging the US markets. Europe benefited from signs of continued economic recovery, as well as the potential for additional stimulus from the European Central Bank. Conversely, Japan weighed on international markets amid concerns about the effectiveness of policy measures, in light of a strengthening yen and an increase in the sales tax. Emerging markets, as represented by the MSCI Emerging Markets Index, saw a negative return of -1.1% over the twelve months. Capital flow and inflation concerns weighed more heavily on certain countries, such as Brazil and India. Slowing economic growth in China and the heightened tensions between Russia and Ukraine over Crimea also weighed on the emerging markets.

Currency shifts relative to the US dollar affected the returns achieved internationally. In the developed markets, a weakening US dollar helped returns by adding over 2% for the period, while in the emerging markets a strengthening US dollar hurt returns by detracting over 4% for the period.5

Real estate and commodities rebounded strongly in the first quarter of 2014, but weakness in 2013 led to lower returns over the full twelve months. The FTSE NAREIT All Equity Index returned 3.3% for the period as a result of the Fed’s announced pullback from bond purchases, which caused a rise in interest rates, as well as the tame inflation readings in the US. The Dow UBS Commodity Index returned -2.1%, impacted by higher supplies and lower demand, especially with the slowing growth in China. Gold was also a large drag to commodities, plummeting nearly -30% in 2013.6

In 2013, the fixed income markets saw one of their worst years since 1999. This weakness significantly impacted the twelve-month return. The “taper tantrum” that occurred in the summer was the key driver of the rise in yields that weighed heavily on government-related sectors. The Barclays US Treasury Index returned -1.3% for the twelve months, while the Barclays US Credit Index returned 1.0% as corporate credit benefited from the improving economic environment. Lower quality credit, as represented by the Barclays US Corporate High Yield Index, provided the strongest return at 7.5%, aided by the improving fundamentals and the sector’s equity market sensitivity. Treasury inflation protected securities (TIPS) were significantly impacted by both the increase in yields, due to their longer-maturities and the benign inflation environment, returning -6.5% for the twelve-month period.

International bonds outperformed the US domestic bond market over the twelve months due to a strong start to 2014. The Barclays Global Treasury ex-US Index gained 3.1% on strength in the yen in the first quarter of 2014, boosting the twelve-month return to 3.2%. Emerging market bonds also rebounded during the first quarter, with gains in several countries and currencies, allowing the BofA Merrill Lynch Emerging Market Sovereign and Corporate Index twelve-month return to move into positive territory at 2.7%.

The municipal bond market outperformed the taxable fixed income market by almost 50 basis points, with the Barclays Municipal Bond Index returning 0.4% for the twelve months. A strong start to 2014 moved the index into positive territory, following weakness seen in 2013 as a result of fears related to Puerto Rico’s financial troubles and Detroit’s filing for bankruptcy.

GuideMark and GuidePath Funds Review

The turbulence of the first quarter of 2014 created some headwinds for several GuideMark Funds following strong returns in 2013 as the focus of the market moved toward rewarding fundamentals. The Large Cap Value and Opportunistic Equity Funds were lifted by solid stock selection across multiple sectors. The Large Cap Growth and Small/Mid Cap Core Funds’ returns were dampened by their exposure to companies with market capitalizations towards the higher end of their respective ranges. Exposure to Russia in particular hurt the returns of the World ex-US Fund, as did security selection. Maintaining some exposure to longer-term Treasuries and TIPS weakened the results of the Core Fixed Income Fund, while exposure to below investment grade securities detracted from the results for the Tax-Exempt Fixed Income Fund. Currency positioning was the largest drag on the returns achieved by the Opportunistic Fixed Income Fund, outweighing the positive contribution from credit selection. The Global Real Return Fund benefited from its more diversified exposure to commodities, global natural resources and REITs.

The GuidePath Funds faced some challenges over the period, especially with the strength seen in the US equity market. Diversification into international equities, including emerging markets, led to weakness in performance by the Strategic, Tactical Constrained® and Multi-Asset Income Funds. The Tactical Unconstrained® Fund suffered with the turbulent market environment and rapid reversals that were an issue for trend-following strategies. The Absolute Return Fund benefited with some equity sensitivity along with its favoring of the credit sensitive sectors within fixed income, while the Fixed Income Fund saw returns dampened from its longer duration positions and exposure to TIPS. The Altegris® Diversified Alternatives Fund experienced weakness due to its exposure to trend-following managed futures strategies and global macro strategies.

Looking Ahead

Entering 2014, the outlook for equities was somewhat mixed, given the extended rising market and elevated valuations in US stocks. Volatility spiked in late January and early February as equity markets declined in view of an uncertain global growth outlook, particularly for China. At the same time, current account deficits contributed to a broader selloff in emerging markets. What followed, however, confounded many market observers who were bracing for a significant market correction. Global equity markets rebounded later in February and March, lifting broad equity indices into positive territory for the year.

The outlook for bonds and inflation-oriented assets was also uncertain following a weak 2013, where long-term Treasuries and commodities were among the worst performing asset classes. Similarly, REITs lagged equities by wide margins during 2013 due, in part, to concerns over their interest-rate sensitivity. Nonetheless, market leadership shifted during the first quarter as long-term Treasuries, commodities and REITs all posted strong gains to start the year. This reversal provided a reminder of the value of diversification, and the potential benefits of holding a portion of one’s portfolio more defensive-oriented asset classes in view of market uncertainties.

2

Looking ahead, there are bright spots, with continued economic progress across many developed markets, led by the US. This progress has served to lessen some of the downside risks, as we are now five years removed from the market bottom of March 2009. The past five years saw an extraordinary rally in the US equity markets, resulting in the second best five-year return since World War II.7 Some question whether this trend can continue, especially given the level of valuations. Additionally, new risks have emerged with the Crimean crisis and intensifying concerns over China’s longer-term growth prospects.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the Funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission.

Index Definitions

The Barclays Global Treasury ex-US Index tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets excluding the US.

The Barclays US Aggregate Bond Index is a broad-based index that measures the investment grade, US dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities. All securities contained in the Barclays US Aggregate Bond Index have a minimum term to maturity of one year.

The Barclays US Corporate High Yield Index measures the market of US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays US Credit Index comprises the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

The Barclays US Treasury Index includes public obligations of the US Treasury. Treasury bills are excluded by the maturity constraint. In addition, certain special issues, TIPS, and STRIPS are excluded.

The Barclays US TIPS Index includes all publicly issued US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

The BofA Merrill Lynch Emerging Market Sovereign and Corporate Index tracks the performance of US dollar and euro denominated emerging market and crossover sovereign, quasi-government and corporate debt.

The Dow Jones Industrial Average is a price-weighted measure of 30 US blue chip companies, covering all industries with the exception of transportation and utilities.

The Dow Jones UBS Commodity Index is composed of futures contracts of physical commodities traded on US exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). Weighting restrictions on individual commodities and commodity groups promote diversification.

3

The FTSE NAREIT All Equity REITs Index includes US publicly traded REITs. Equity REITs include those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an equity REIT if 75% or more of its gross invested book assets are invested in real property.

The MSCI EAFE (Europe, Australasia, Far East) Index measures the equity market performance of countries considered to represent developed markets, excluding the US and Canada.

The MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets.

The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market.

The S&P 500® Index focuses on the large cap segment of the US equity market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

[1]	Source: Ned Davis Research

[2]	All index returns are sourced from Morningstar

[3]	Source: Ned Davis Research

[4]	Source: Ned Davis Research

[5]	Source: MSCI Barra

[6]	Source: Morningstar

[7]	Source: Ned Davis Research

FX 2014-0522-0255

4

GuideMarkSM Large Cap Growth Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® GROWTH INDEX – An unmanaged index which measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US Companies, based on total market capitalization, which represents approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM Large Cap Growth Fund
Service Shares	22.04%	19.16%	5.26%	3.05%
Institutional Shares	22.81%	N/A	N/A	10.58%
Russell 1000® Growth Index	23.22%	21.68%	7.86%	5.01	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Growth Index is from the inception date of the Service Shares. The Russell 1000® Growth Index return from the inception date of the Institutional Shares is 13.75%.
5

GuideMarkSM Large Cap Growth Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned 22.04%, underperforming the Russell 1000® Growth Index at 23.22%.

•	The Fund underperformed its benchmark over the period due to security selection across multiple sectors. The Fund’s larger market capitalization was also a headwind as smaller companies continued to gain momentum over the trailing 12-month period.

•	An overweight to Technology combined with security selection within the sector was a significant driver of the relative performance over the period. Among the worst performers, two were semiconductor companies – Altera Corp. and Broadcom Corporation. Shares of Altera Corp. traded lower due to increasing competitive pressure while Broadcom Corporation reported lower margins.

•	One of the top performing securities in the portfolio was also within the Technology sector – IAC/InterActive Corp., a media and internet company. Shares of IAC/InterActive Corp. rose after the company announced it was reorganizing the firm, which could unlock shareholder value going forward.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Microsoft Corp.	5.22
2	Google, Inc.	4.24
3	Oracle Corp.	3.40
4	QUALCOMM, Inc.	2.43
5	Amgen, Inc.	2.28
6	Apple, Inc.	2.05
7	United Technologies Corp.	1.91
8	Visa, Inc.	1.89
9	Facebook, Inc.	1.89
10	Comcast Corp.	1.70

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

6

GuideMarkSM Large Cap Value Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® VALUE INDEX – An unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest US Companies, based on total market capitalization, which represents approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM Large Cap Value Fund
Service Shares	25.63%	20.96%	4.54%	4.22%
Institutional Shares	26.38%	N/A	N/A	13.83%
Russell 1000® Value Index	21.57%	21.75%	7.58%	6.56%

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Value Index is from the inception date of the Service Shares. The Russell 1000® Value Index return from the inception date of the Institutional Shares is 14.19%.
7

GuideMarkSM Large Cap Value Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned 25.63%, outperforming the Russell 1000® Value Index at 21.57%.

•	A combination of security selection was the primary factor in the outperformance over the period. Sector positioning, the result of bottom up security selection rather than any top-down decisions, was also additive.

•	Security selection within the Financials sector was the largest driver of the relative outperformance over the period. Exposure to consumer related financials such as Capital One Financial Corp. was beneficial as these financial companies benefited from the deleveraging of U.S. households.

•	An underweight allocation to the Utilities sector was a positive contributor to the Fund’s performance for the period. Higher yielding and more defensive sectors fell out of favor with investors as a result of improving market sentiment and economic outlook for the U.S.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Citigroup, Inc.	2.45
2	Capital One Financial Corp.	2.42
3	Bank of America Corp.	2.35
4	JPMorgan Chase & Co.	2.28
5	Wells Fargo & Co.	2.20
6	SLM Corp.	1.94
7	Medtronic, Inc.	1.87
8	Verizon Communications, Inc.	1.75
9	Royal Caribbean Cruises Ltd.	1.69
10	Texas Instruments, Inc.	1.67
8

GuideMarkSM Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – Measures the performance of the small- to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. The Russell 2500TM Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM Small/Mid Cap Core Fund
Service Shares	23.49%	23.99%	7.16%	7.51%
Institutional Shares	24.19%	N/A	N/A	12.55%
Russell 2500TM Index	24.01%	25.33%	9.43%	9.11	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 2500TM Index is from the inception date of the Service Shares. The Russell 2500TM Index return from the inception date of the Institutional Shares is 13.23%.
9

GuideMarkSM Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned 23.49%, underperforming the Russell 2500TM Index at 24.01%.

•	Exposure to higher quality companies with larger market capitalizations was a detractor over the period, as the market tilted in favor of the smaller companies with more momentum. Security selection in the second half of the period dampened relative performance.

•	In the second half of the period, exposure to homebuilders within the Consumer Discretionary sector and indirect exposure to homebuilders within the Industrials sector detracted from performance. Not owning Tesla Motors, Inc., a manufacturer of luxury electric cars, was a detractor as the stock continued to trade higher due to better than expected financial results.

•	Not owning REITs within the Financials sector was additive to performance as REITs traded lower due to concerns that an increasing interest rate environment could slow margin growth in the future.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Clean Harbors, Inc.	1.32
2	Graphic Packaging Holding Co.	1.15
3	Armstrong World Industries, Inc.	0.95
4	Owens Corning	0.94
5	Superior Energy Services, Inc.	0.88
6	Cheniere Energy, Inc.	0.86
7	Envision Healthcare Holdings, Inc.	0.84
8	WEX, Inc.	0.83
9	Rogers Corp.	0.81
10	Zions Bancorporation	0.80
10

GuideMarkSM World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI ALL COUNTRY WORLD EX-US INDEX – The MSCI All Country World ex-USA index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. The Developed Markets countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. Emerging Markets countries include: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM World ex-US Fund
Service Shares	11.47%	10.49%	3.04%	2.90%
Institutional Shares	12.09%	N/A	N/A	2.08%
MSCI All Country World ex-US Index	12.80%	16.04%	7.59%	7.25%

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the MSCI All Country World ex-US Index is from the inception date of the Service Shares. The MSCI All Country World ex-US Index return from the inception date of the Institutional Shares is 3.03%.
11

GuideMarkSM World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned 11.47%, underperforming the MSCI All Country World ex-US Index at 12.80%.

•	Six of the ten sectors contributed to performance, but that contribution was dampened by negative performance in the other four sectors, including Energy and Utilities.

•	An underweight exposure to the Spanish bank, Banco Santander, contributed to the relative underperformance. Banco Santander Brasil SA rallied during the period due to improving earnings as a result of lower write downs which offset some weakness in its Brazil segment.

•	Although exposures to Canada and Japan were additive over the period, some of that gain was dampened by the Fund’s exposures to Russia and Germany. In particular, the geopolitical risk in Crimea weighed heavily on Russian stocks towards the end of the period.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	PowerShares India Portfolio	1.60
2	Roche Holding AG	1.40
3	Total SA	1.26
4	Nestle SA	1.16
5	Royal Dutch Shell Plc, Class A	1.14
6	Bayer AG	1.03
7	UBS AG	1.02
8	Toyota Motor Corp.	1.00
9	Rio Tinto Plc	0.96
10	Anheuser-Busch InBev SA	0.92
12

GuideMarkSM Opportunistic Equity Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 3000® INDEX – Measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuideMarkSM Opportunistic Equity Fund
Service Shares	25.20%	12.24%
Institutional Shares	25.92%	12.43%
Russell 3000® Index	22.61%	14.42	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 3000® Index is from the inception date of the Service Shares. The Russell 3000® Index return from the inception date of the Institutional Shares is 13.88%.
13

GuideMarkSM Opportunistic Equity Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned 25.20%, outperforming the Russell 3000® Index at 22.61%.

•	Security selection was the primary driver of the relative performance for the 12-month period. The Fund’s modestly lower average market capitalization also contributed to the Fund’s performance.

•	The Fund’s overweight to the Financials sector, combined with security selection within the sector, contributed to relative performance. Specifically, exposure to large insurance companies that benefit from a rising rate environment and consumer related financials was beneficial.

•	Security selection within the Health Care sector contributed to relative outperformance for the period. The positive impact was broad based and included large pharmaceuticals as well as medical device manufacturers.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	3.00
2	International Business Machines Corp.	2.83
3	Microsoft Corp.	2.34
4	American International Group, Inc.	2.24
5	Willis Group Holdings Plc	2.20
6	Teva Pharmaceutical Industries Ltd. – ADR	2.13
7	United Technologies Corp.	2.09
8	Boston Scientific Corp.	1.86
9	Cimarex Energy Co.	1.84
10	PepsiCo, Inc.	1.80
14

GuideMarkSM Global Real Return Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS US TIPS INDEX – Includes all publicly-issued, US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

GLOBAL REAL RETURN BLENDED INDEX – A weighted combination of 20% of the total return from the Dow Jones-UBS Commodities Index, 35% of the total return from the S&P Natural Resources North American Index, 20% of the total return from the Dow Jones Global Select RESI Index and 25% of the total return from the Barclays Global Inflation Linked Bond Index. Returns are weighted on a 20/35/20/25 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuideMarkSM Global Real Return Fund
Service Shares	-1.19%	-1.78%
Institutional Shares	-0.66%	-2.27%
Barclays US TIPS Index	-6.49%	3.38	%(2)
Global Real Return Blended Index	4.56%	1.83	%(3)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Barclays US TIPS Index is from the inception date of the Service Shares. The Barclays US TIPS Index return from the inception date of the Institutional Shares is 2.72%.

(3)	The return shown for the Global Real Return Blended Index is from the inception date of the Service Shares. The Global Real Return Blended Index return from the inception date of the Institutional Shares is 0.86%.
15

GuideMarkSM Global Real Return Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned -1.19%, outperforming the Barclays U.S. TIPS Index at -6.49% but underperforming its blended benchmark of 20% Dow Jones-UBS Commodities Index, 35% S&P North American Natural Resources Sector Index, 20% Dow Jones Global Select RESI Index, and 25% Barclays Global Inflation Linked Bonds Index, which returned 4.56%.

•	The Fund’s relative outperformance against its primary benchmark for the period was primarily the result of its underweight exposure to U.S. TIPS over the period. U.S. TIPS were one of the worst performing asset classes over the period due to a benign inflationary environment.

•	The Fund’s exposure to gold miners detracted from performance relative to both its primary and secondary benchmarks over much of the period. The spread between gold metal and gold miners remained above its historic average as a result of higher production costs and continued geopolitical risk in Africa.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	SPDR S&P Global Natural Resources ETF	29.17
2	PowerShares DB Commodity Index Tracking Fund	18.22
3	SPDR Barclays TIPS ETF	12.95
4	SPDR Dow Jones International Real Estate ETF	10.49
5	SPDR Dow Jones REIT ETF	9.52
6	SPDR DB International Government Inflation-Protected Bond ETF	7.53
7	SPDR Metals and Mining ETF	3.04
8	PowerShares Global Agriculture Portfolio	3.01
9	Energy Select Sector SPDR Fund	3.01
10	SPDR S&P International Energy Sector ETF	1.98
16

GuideMarkSM Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS US AGGREGATE BOND INDEX – A broad-based benchmark that measures the investment-grade, US dollar-denominated fixed-rate taxable bond market, including US Treasuries, government-related and corporate debt securities, and mortgage- and asset-backed securities. All securities contained in the Barclays US Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM Core Fixed Income Fund
Service Shares	-1.33%	6.46%	3.69%	4.38%
Institutional Shares	-0.72%	N/A	N/A	3.03%
Barclays US Aggregate Bond Index	-0.10%	4.80%	4.46%	5.20%

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Barclays US Aggregate Bond Index is from the inception date of the Service Shares. The Barclays US Aggregate Bond Index return from the inception date of the Institutional Shares is 3.40%.
17

GuideMarkSM Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned -1.33%, underperforming the Barclays US Aggregate Bond Index at -0.10%.

•	While the Fund’s duration was largely in line with its benchmark index, it maintained some exposure to longer duration U.S. Treasury Securities. The position is used to hedge against a potential “flight to safety” scenario. Although the exposure benefited performance in the first quarter of 2014, it harmed returns for most of the period.

•	A modest allocation to U.S. TIPS also dampened performance as the low inflationary environment led U.S. TIPS to trade lower over the period.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	U.S. Treasury Note, 2.000%, 11/15/2021	3.23
2	U.S. Treasury Note, 2.000%, 02/15/2022	2.85
3	U.S. Treasury Note, 0.125%, 04/15/2018	2.43
4	U.S. Treasury Note, 0.875%, 01/31/2017	2.15
5	U.S. Treasury Bond, 3.125%, 11/15/2041	1.73
6	Federal National Mortgage Association, Pool #TBA, 3.000%, 04/15/2043	1.72
7	U.S. Treasury Note, 1.625%, 03/31/2019	1.54
8	U.S. Treasury Bond, 0.625%, 01/15/2024	1.31
9	Federal Home Loan Mortgage Corp., Pool #J2-5769, 3.500%, 09/01/2028	1.26
10	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, 5.540%, 09/11/2041	1.00
18

GuideMarkSM Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2004. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS MUNICIPAL BOND INDEX – The Barclays Municipal Bond Index is a market-value-weighted index for the long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Five Year	Ten Year	Since Inception(1)
GuideMarkSM Tax-Exempt Fixed Income Fund	-1.48%	4.98%	2.98%	3.55%
Barclays Municipal Bond Index	0.39%	5.71%	4.45%	4.96%

(1)	Inception date is 6/29/01.
19

GuideMarkSM Tax-Exempt Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned -1.48%, underperforming the Barclays Municipal Index at 0.39%.

•	The Fund’s modest exposure to below investment grade rated securities contributed to the relative underperformance for the period.

•	The Fund’s overweight to BBB-rated credit benefited performance over the period due primarily to the underweight exposure to Puerto Rico credit. The Fund maintained a small position in pre-funded Puerto Rico bonds.

•	A modestly shorter duration contributed to the relative underperformance as the long end of the yield curve significantly outperformed the shorter end at the end of the period.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	California, GO, 6.500%, 04/01/2033	1.92
2	Los Angeles Department of Airports, Series A, Refunding, Revenue Bond, 5.250%, 05/15/2029	1.80
3	Henry County Public Service Authority Water & Sewer, Refunding, Revenue Bond, FSA Insured, 5.500%, 11/15/2019	1.79
4	Wisconsin, Series A, Refunding, Revenue Bond, 6.000%, 05/01/2033	1.79
5	Boise-Kuna District, Revenue Bond, 7.375%, 06/01/2034	1.73
6	New York City, GO, 5.375%, 04/01/2036	1.60
7	Louisiana Citizens Property, Revenue Bond, 6.750%, 06/01/2026	1.48
8	Massachusetts Health & Educational Facilities Authority, Series A, Refunding, Revenue Bond, 5.500%, 11/15/2036	1.43
9	North Texas Tollway Authority, Series E, Refunding, Revenue Bond, 5.750%, 01/01/2038	1.31
10	Tobacco Settlement Financing Corp., Series B, Refunding, Revenue Bond, 5.000%, 06/01/2022	1.23
20

GuideMarkSM Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 1, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS MULTIVERSE INDEX – The Barclays Multiverse Index is a broad-based index that provides a measure of the global fixed income market.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuideMarkSM Opportunistic Fixed Income Fund
Service Shares	-0.71%	3.06%
Institutional Shares	-0.21%	3.45%
Barclays Multiverse Index	2.19%	3.18	%(2)

(1)	Inception date is 4/1/11 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Barclays Multiverse Index is from the inception date of the Service Shares. The Barclays Multiverse Index return from the inception date of the Institutional Shares is 2.06%.
21

GuideMarkSM Opportunistic Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned -0.71%, underperforming the Barclays Multiverse Index at 2.19%.

•	Currency positioning, including an underweight to the Euro and an overweight to a basket of peripheral European currencies and Latin American currencies, more than offset the gains generated by high yield and corporate credit exposure.

•	The Fund’s more defensive duration positioning benefited performance for much of the period, but the underweight exposure dampened relative returns in the first quarter of 2014. Long bonds mounted a rally following comments made by Fed Chair Janet Yellen that led the market to believe short rates would increase sooner than expected.

•	Exposure to agency mortgages and use of defensive hedges to lower risk detracted from returns over the period. The market continued to favor risk assets and non-agency mortgages due to improving outlook for housing and the general market.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Korea Monetary Stabilization Bond, 2.900%, 12/02/2015	2.70
2	Petroleos de Venezuela SA, 4.900%, 10/28/2014	2.09
3	Malaysia Government Bond, 4.720%, 09/30/2015	1.78
4	Ireland Government Bond, 5.000%, 10/18/2020	1.69
5	Hungary Government Bond, 6.750%, 02/24/2017	1.65
6	Hungary Government International Bond, 6.375%, 03/29/2021	1.37
7	Poland Government Bond, 2.710%, 01/25/2021	1.34
8	Federal National Mortagege Association, Pool #1200, 3.000%, 10/01/2032	1.23
9	Ireland Government Bond, 5.400%, 03/13/2025	1.22
10	Mexican Bonos, 6.000%, 06/18/2015	1.20
22

GuidePathSM Strategic Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. It is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

MSCI ALL COUNTRY WORLD INDEX – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 44 country indices comprising 23 developed and 21 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePathSM Strategic Asset Allocation Fund
Service Shares	14.20%	6.27%
Institutional Shares	15.00%	14.84%
S&P 500® Index	21.86%	13.93	%(2)
MSCI All Country World Index	17.17%	7.88	%(3)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is 20.02%.

(3)	The return shown for the MSCI All Country World Index is annualized from the inception date of the Service Shares. The MSCI All Country World Index cumulative return from the inception date of the Institutional Shares is 17.14%.
23

GuidePathSM Strategic Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned 14.20%, underperforming the S&P 500® Index at 21.86%. The Fund trailed the MSCI All Country World Index at 17.17%.

•	Exposure to emerging market equities was a large driver of underperformance to the S&P 500 Index with negative returns on concerns of international economic growth challenges — particularly in China, Federal Reserve stimulus pullback, and geopolitical tensions over Crimea.

•	A general increase in exposure to international developed equity markets from U.S. equities over the year also harmed returns. The U.S. equity market rallied strongly over the period outpacing the international developed markets.

•	Exposure to global real return assets, specifically U.S. TIPS and commodities, detracted from performance given the benign inflationary environment and slowing growth prospects in China.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	GuideMarkSM World ex-US Fund – Institutional Shares	18.78
2	Vanguard FTSE All-World ex-US Index Fund	18.75
3	SPDR S&P 500 ETF Trust	14.09
4	GuideMarkSM Small/Mid Cap Core Fund – Institutional Shares	7.57
5	GuideMarkSM Large Cap Value Fund – Institutional Shares	7.49
6	GuideMarkSM Large Cap Growth Fund – Institutional Shares	6.49
7	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	5.03
8	GuideMarkSM Global Real Return Fund – Institutional Shares	4.52
9	SPDR S&P 600 Small Cap Growth ETF	2.66
10	iShares MSCI Canada Index ETF	2.35
24

GuidePathSM Tactical ConstrainedSM Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – Focuses on the large-cap segment of the US equities market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

TACTICAL CONSTRAINED BLENDED INDEX – A weighted combination of 75% of the total return from the MSCI All Country World Index with 25% of the total return from the Barclays US Aggregate Bond Index. Returns are weighted on a 75/25 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
Service Shares	10.40%	5.77%
Institutional Shares	11.13%	11.38%
S&P 500® Index	21.86%	13.93	%(2)
Tactical Constrained Blended Index	12.71%	6.98	%(3)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is 20.02%.

(3)	The return shown for the Tactical Constrained Blended Index is annualized from the inception date of the Service Shares. The Tactical Constrained Blended Index cumulative return from the inception date of the Institutional Shares is 12.80%.
25

GuidePathSM Tactical ConstrainedSM Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned 10.40% underperforming the S&P 500® Index at 21.86%. The Fund trailed the blended benchmark of 75% MSCI All Country World Index and 25% Barclays US Aggregate Bond Index at 12.71%.

•	Exposure to core fixed income and emerging market equities were the largest drivers of underperformance relative to the S&P 500 Index. An overweight to agency MBS combined with security selection within core fixed income harmed returns. Emerging market equities tempered returns on concerns of international economic growth challenges and geopolitical tension over Crimea.

•	A general increase in equity exposure from fixed income over the period aided returns. The bias towards developed markets and especially U.S. equities lifted returns given the better relative performance of developed markets.

•	Exposure to opportunistic fixed income harmed returns as currency positioning more than offset gains generated by high yield and corporate credit exposure. Positions in emerging market fixed income hindered performance due to uncertain Chinese growth expectations and Federal Reserve stimulus pullback.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	GuideMarkSM World ex-US Fund – Institutional Shares	20.14
2	SPDR S&P 500 ETF Trust	13.31
3	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	10.55
4	GuideMarkSM Core Fixed Income Fund – Institutional Shares	8.28
5	GuideMarkSM Small/Mid Cap Core Fund – Institutional Shares	7.63
6	GuideMarkSM Large Cap Value Fund – Institutional Shares	6.74
7	GuideMarkSM Large Cap Growth Fund – Institutional Shares	6.56
8	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	5.64
9	iShares Core MSCI Emerging Markets ETF	4.61
10	Vanguard REIT ETF	1.75
26

GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® INDEX – Focuses on the large-cap segment of the US equities market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

TACTICAL UNCONSTRAINED BLENDED INDEX – A weighted combination of 90% of the total return from the MSCI All Country World Index with 10% of the total return from the Barclays Multiverse Index. Returns are weighted on a 90/10 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
Service Shares	7.27%	4.05%
Institutional Shares	8.01%	9.89%
S&P 500® Index	21.86%	13.93	%(2)
Tactical Unconstrained Blended Index	15.62%	7.37	%(3)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the S&P 500® Index is annualized from the inception date of the Service Shares. The S&P 500® Index cumulative return from the inception date of the Institutional Shares is 20.02%.

(3)	The return shown for the Tactical Unconstrained Blended Index is annualized from the inception date of the Service Shares. The Tactical Unconstrained Blended Index cumulative return from the inception date of the Institutional Shares is 15.36%.
27

GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned 7.27% underperforming the S&P 500® Index at 21.86%. The Fund lagged the blended benchmark of 90% MSCI All Country World Index and 10% Barclays Multiverse Index at 15.62%.

•	Defensive positioning and higher cash allocations within the Fund detracted from returns as market reversals impacted trend following strategies.

•	Exposure to opportunistic fixed income harmed returns as currency positioning more than offset gains generated by high yield and corporate credit exposure. However, exposure to high yield, floating rate notes and core fixed income benefited performance.

•	Security selection within the Financials sector of the large cap value and opportunistic equity strategies contributed positively to returns. The Fund also benefited from small- and mid-cap equity exposure, which modestly outperformed large caps, as investors leaned toward riskier assets on improving US economic data.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Virtus Premium AlphaSector Fund – Institutional Shares	11.95
2	GuideMarkSM World ex-US Fund – Institutional Shares	7.82
3	GuideMarkSM Opportunistic Equity Fund – Institutional Shares	6.41
4	GuideMarkSM Large Cap Value Fund – Institutional Shares	5.67
5	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	5.25
6	iShares MSCI ACWI ex U.S. ETF	4.09
7	GuideMarkSM Large Cap Growth Fund – Institutional Shares	3.40
8	Virtus Allocator Premium AlphaSector Fund – Institutional Shares	3.25
9	Eaton Vance Global Macro Absolute Return Advantage Fund – Institutional Shares	2.58
10	Stadion Managed Portfolio Trust – Institutional Shares	2.49
28

GuidePathSM Absolute Return Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

CITIGROUP 3-MONTH TREASURY BILL INDEX – Tracks the performance of US Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePathSM Absolute Return Asset Allocation Fund
Service Shares	0.43%	1.41%
Institutional Shares	1.08%	1.69%
Citigroup 3-Month Treasury Bill Index	0.05%	0.06	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index cumulative return from the inception date of the Institutional Shares is 0.06%.
29

GuidePathSM Absolute Return Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned 0.43% outperforming the Citigroup 3-month Treasury Bill Index at 0.05%.

•	An increase to the small exposure to domestic and international equities benefited the Fund as those markets experienced strong gains.

•	Within fixed income, an increase in exposure to U.S. dollar-denominated emerging market bonds proved beneficial over the period. Favoring the more credit sensitive sectors, including high yield and long-term corporates, was additive to returns.

•	An overweight to agency MBS combined with currency positioning within opportunistic fixed income negatively impacted returns.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Pioneer Strategic Income Fund – Class Y	14.20
2	DoubleLine Total Return Bond Fund – Institutional Shares	6.18
3	iShares JPMorgan USD Emerging Markets Bond ETF	5.62
4	SPDR Barclays High Yield Bond ETF	5.52
5	Vanguard Mortgage-Backed Securities ETF	5.44
6	Vanguard Long-Term Corporate Bond Fund	4.74
7	iShares Floating Rate Bond ETF	4.73
8	JPMorgan Multi-Sector Income Fund – Select Shares	3.75
9	GuideMarkSM Core Fixed Income Fund – Institutional Shares	3.11
10	iShares 1-3 Year Treasury Bond ETF	3.06
30

GuidePathSM Multi-Asset Income Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD HIGH DIVIDEND YIELD INDEX – An index that is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 developed market countries. The Index is designed to reflect the performance of equities (excluding REITs) with higher than average dividend yields that are both sustainable and persistent.

MULTI-ASSET INCOME BLENDED INDEX – A weighted combination of 60% of the total return from the MSCI World High Dividend Yield Index with 40% of the total return from the Barclays US Aggregate Bond Index. Returns are weighted on a 60/40 basis for each historical month and then the longer-term Blended Index returns are geometrically combined from these historical monthly returns to create aggregate returns (1-year, 3-years, 5-years, etc.) for the Blended Index.

CUMULATIVE TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePathSM Multi-Asset Income Asset Allocation Fund	5.63%	8.40%
MSCI World High Dividend Yield Index	16.17%	19.28%
Multi-Asset Income Blended Index	9.53%	11.34%

(1)	Inception date is 8/31/12.
31

GuidePathSM Multi-Asset Income Asset Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned 5.63% underperforming the MSCI World High Dividend Yield Index at 16.17%. The Fund trailed the blended benchmark of 60% MSCI World High Dividend Yield Index and 40% Barclays US Aggregate Bond Index at 9.53%.

•	Exposure and positioning within fixed income was the largest driver of underperformance. Allocations to local currency emerging markets debt, long-dated Treasuries and U.S. TIPS detracted from returns on concerns of international economic growth challenges — particularly in China, and Federal Reserve stimulus pullback.

•	Positions in internationally diversified dividend securities benefited returns, lifted higher by improved economic conditions for the European region. A small exposure to global infrastructure equity boosted performance.

•	An increased exposure to REITs and preferred securities, especially in the first quarter of 2014, proved beneficial. These securities rebounded strongly with the slight drop in long-term interest rates.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	BlackRock Multi-Asset Income Fund – Institutional Shares	24.24
2	WisdomTree Equity Income Fund	7.23
3	Forward Select Income Fund – Institutional Shares	6.02
4	iShares iBoxx $ High Yield Corporate Bond ETF	5.00
5	JPMorgan Global Equity Income Fund – Select Shares	4.33
6	PowerShares International Dividend Achievers Portfolio	4.29
7	iShares JPMorgan USD Emerging Markets Bond ETF	4.04
8	JPMorgan High Yield Fund – Select Shares	3.90
9	JPMorgan Income Builder Fund – Select Shares	3.73
10	iShares U.S. Real Estate ETF	3.63
32

GuidePathSM Fixed Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BARCLAYS US AGGREGATE BOND INDEX – A broad-based benchmark that measures the investment-grade, US dollar-denominated fixed-rate taxable bond market, including US Treasuries, government-related and corporate debt securities, and mortgage- and asset-backed securities. All securities contained in the Barclays US Aggregate Bond Index have a minimum term to maturity of one year.

CUMULATIVE TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePathSM Fixed Income Allocation Fund
Service Shares	-1.47%	-0.56%
Institutional Shares	-0.83%	0.03%
Barclays US Aggregate Bond Index	-0.10%	0.08	%(2)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)	The return shown for the Barclays US Aggregate Bond Index is from the inception date of the Service Shares. The Barclays US Aggregate Bond Index return from the inception date of the Institutional Shares is 0.34%.
33

GuidePathSM Fixed Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned -1.47% underperforming the Barclays US Aggregate Bond Index at -0.10%.

•	Exposure to U.S. TIPS and long-dated U.S. Treasuries were the largest detractors of performance. U.S. TIPS were one of the worst performing asset classes over the period due to a benign inflationary environment. Long-dated Treasuries gained ground in the first quarter of 2014, but failed to overcome losses from earlier in the 12-month period.

•	An overweight to agency MBS combined with security selection within core fixed income negatively impacted returns. Local currency emerging market bonds dampened performance as they were harmed by currency effects, uncertain Chinese growth expectations and Federal Reserve stimulus pullback.

•	Exposure to high yield bonds and short-term Treasuries benefited performance due to their greater resilience to Federal Reserve actions throughout the period. A growing exposure to international bonds also contributed positively over the period, helped by the strengthening of currencies, especially the Euro, against the U.S. dollar.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Total Bond Market Index Fund	22.80
2	GuideMarkSM Core Fixed Income Fund – Institutional Shares	22.78
3	GuideMarkSM Opportunistic Fixed Income Fund – Institutional Shares	12.61
4	iShares 7-10 Year Treasury Bond ETF	6.36
5	Vanguard Mortgage-Backed Securities ETF	5.08
6	iShares 1-3 Year Treasury Bond ETF	4.38
7	SPDR Barclays TIPS ETF	3.53
8	SPDR Barclays High Yield Bond ETF	3.47
9	PowerShares Senior Loan Portfolio	3.19
10	iShares Credit Bond ETF	2.93
34

GuidePathSM Altegris® Diversified Alternatives Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

HFRI FUND OF FUNDS COMPOSITE INDEX – The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

CITIGROUP 3-MONTH TREASURY BILL INDEX – Tracks the performance of US Treasury Bills with a remaining maturity of three months.

CUMULATIVE TOTAL RETURN (for periods ended March 31)

	One Year	Since Inception(1)
GuidePathSM Altegris® Diversifed Alternatives Allocation Fund
Service Shares	1.50%	1.12%
Institutional Shares	1.76%	1.01%
HFRI Fund of Funds Composite Index	5.71%	7.20	%(2)
Citigroup 3-Month Treasury Bill Index	0.05%	0.06	%(3)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)	Reflects index performance since the date closest to the Class’ inception for which data is available. The HFRI Fund of Funds Composite Index is calculated from August 31, 2012, the inception date of the Service Shares.

(2)	The return shown for the Citigroup 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The Citigroup 3-Month Treasury Bill Index cumulative return from the inception date of the Institutional Shares is 0.06%.
35

GuidePathSM Altegris® Diversified Alternatives Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 2014, the Fund returned 1.50% underperforming the HFRI Fund of Funds Composite Index at 5.71%.

•	Currency positioning was the main factor that adversely impacted returns from the Fund’s systematic global macro managers and to some degree from the Fund’s specialized trend following managers.

•	Given the low net exposure of the equity allocations, equities were successful, but not as successful as higher beta positioning found in the benchmark. Fundamental equity long/short exposure contributed positively to performance, particularly within the consumer cyclical and non-cyclical sectors.

•	The steepening yield curve in the U.S. caused losses for both fundamental and trend-based long positions in fixed income. An increase in exposure to long/short fixed income proved beneficial and eroded some of the losses from trend following managers.

Components of Portfolio Holdings*

*Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Altegris® Equity Long Short Fund – Institutional Shares	42.06%
2	Altegris® Fixed Income Long Short Fund – Institutional Shares	29.74%
3	Altegris® Macro Strategy Fund – Institutional Shares	14.15%
4	Altegris® Futures Evolution Strategy Fund – Institutional Shares	7.47%
5	Altegris® Managed Futures Strategy Fund – Institutional Shares	4.86%
36

GuideMarkSM Funds & GuidePathSM Funds

EXPENSE EXAMPLE (Unaudited)

March 31, 2014

As a shareholder of the GuideMarkSM & GuidePathSM Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from October 1, 2013 to March 31, 2014.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

37

GuideMarkSM & GuidePathSM Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2014

Fund		Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio[1] based on the period October 1, 2013– March 31, 2014	Expenses Paid During Period[2] October 1, 2013– March 31, 2014
INSTITUTIONAL SHARES
GuideMarkSM Large Cap	Actual	$1,000.00	$1,110.10	0.87%	$4.58
Growth Fund	Hypothetical[3]	$1,000.00	$1,020.59	0.87%	$4.38
GuideMarkSM Large Cap	Actual	$1,000.00	$1,114.80	0.87%	$4.59
Value Fund	Hypothetical[3]	$1,000.00	$1,020.59	0.87%	$4.38
GuideMarkSM Small/Mid Cap	Actual	$1,000.00	$1,095.90	1.05%	$5.49
Core Fund	Hypothetical[3]	$1,000.00	$1,019.70	1.05%	$5.29
GuideMarkSM World	Actual	$1,000.00	$1,054.20	1.01%	$5.17
ex-US Fund	Hypothetical[3]	$1,000.00	$1,019.90	1.01%	$5.09
GuideMarkSM Opportunistic	Actual	$1,000.00	$1,125.20	1.00%	$5.30
Equity Fund	Hypothetical[3]	$1,000.00	$1,019.95	1.00%	$5.04
GuideMarkSM Global	Actual	$1,000.00	$1,034.20	0.82%	$4.16
Real Return Fund	Hypothetical[3]	$1,000.00	$1,020.84	0.82%	$4.13
GuideMarkSM Core	Actual	$1,000.00	$1,016.80	0.65%	$3.27
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,021.69	0.65%	$3.28
GuideMarkSM Opportunistic	Actual	$1,000.00	$1,028.40	1.02%	$5.16
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,019.85	1.02%	$5.14
GuidePathSM Strategic	Actual	$1,000.00	$1,075.50	0.40%	$2.07
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.94	0.40%	$2.02
GuidePathSM Tactical ConstrainedSM	Actual	$1,000.00	$1,067.30	0.43%	$2.22
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.79	0.43%	$2.17
GuidePathSM Tactical UnconstrainedSM	Actual	$1,000.00	$1,045.50	0.47%	$2.40
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.59	0.47%	$2.37
GuidePathSM Absolute Return	Actual	$1,000.00	$1,026.90	0.51%	$2.58
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.39	0.51%	$2.57
GuidePathSM Fixed Income	Actual	$1,000.00	$1,017.90	0.40%	$2.01
Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.94	0.40%	$2.02
GuidePathSM Altegris® Diversified	Actual	$1,000.00	$1,023.70	0.16%	$0.81
Alternatives Allocation Fund	Hypothetical[3]	$1,000.00	$1,024.13	0.16%	$0.81

[1]	The expense ratio excludes the securities lending credit.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
[3]	5% return before expenses.
38

GuideMarkSM & GuidePathSM Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2014

Fund		Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio[1] based on the period October 1, 2013– March 31, 2014	Expenses Paid During Period[2] October 1, 2013– March 31, 2014
SERVICE SHARES
GuideMarkSM Large Cap	Actual	$1,000.00	$1,107.00	1.49%	$7.83
Growth Fund	Hypothetical[3]	$1,000.00	$1,017.50	1.49%	$7.49
GuideMarkSM Large Cap	Actual	$1,000.00	$1,110.50	1.45%	$7.63
Value Fund	Hypothetical[3]	$1,000.00	$1,017.70	1.45%	$7.29
GuideMarkSM Small/Mid Cap	Actual	$1,000.00	$1,093.50	1.63%	$8.51
Core Fund	Hypothetical[3]	$1,000.00	$1,016.80	1.63%	$8.20
GuideMarkSM World	Actual	$1,000.00	$1,121.60	1.59%	$8.13
ex-US Fund	Hypothetical[3]	$1,000.00	$1,017.00	1.59%	$8.00
GuideMarkSM Opportunistic	Actual	$1,000.00	$1,121.60	1.58%	$8.36
Equity Fund	Hypothetical[3]	$1,000.00	$1,017.05	1.58%	$7.95
GuideMarkSM Global	Actual	$1,000.00	$1,030.80	1.38%	$6.99
Real Return Fund	Hypothetical[3]	$1,000.00	$1,018.05	1.38%	$6.94
GuideMarkSM Core	Actual	$1,000.00	$1,012.70	1.29%	$6.47
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.50	1.29%	$6.49
GuideMarkSM Tax-Exempt	Actual	$1,000.00	$1,032.70	1.29%	$6.54
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,018.50	1.29%	$6.49
GuideMarkSM Opportunistic	Actual	$1,000.00	$1,025.20	1.55%	$7.83
Fixed Income Fund	Hypothetical[3]	$1,000.00	$1,017.20	1.55%	$7.80
GuidePathSM Strategic	Actual	$1,000.00	$1,071.00	1.00%	$5.16
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.95	1.00%	$5.04
GuidePathSM Tactical ConstrainedSM	Actual	$1,000.00	$1,063.30	1.00%	$5.14
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.95	1.00%	$5.04
GuidePathSM Tactical UnconstrainedSM	Actual	$1,000.00	$1,041.30	1.10%	$5.60
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.45	1.10%	$5.54
GuidePathSM Absolute Return	Actual	$1,000.00	$1,024.40	1.10%	$5.55
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.45	1.10%	$5.54

39

GuideMarkSM & GuidePathSM Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2014

Fund		Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Annualized Expense Ratio[1] based on the period October 1, 2013– March 31, 2014	Expenses Paid During Period[2] October 1, 2013– March 31, 2014
GuidePathSM Multi-Asset Income	Actual	$1,000.00	$1,057.10	1.10%	$5.64
Asset Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.45	1.10%	$5.54
GuidePathSM Fixed Income	Actual	$1,000.00	$1,013.80	1.00%	$5.02
Allocation Fund	Hypothetical[3]	$1,000.00	$1,019.95	1.00%	$5.04
GuidePathSM Altegris® Diversified	Actual	$1,000.00	$1,023.20	0.50%	$2.52
Alternatives Allocation Fund	Hypothetical[3]	$1,000.00	$1,022.44	0.50%	$2.52

[1]	The expense ratio excludes the securities lending credit.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
[3]	5% return before expenses.
40

GuideMarkSM Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	COMMON STOCKS - 98.48%
	Aerospace & Defense - 4.71%
23,002	Boeing Co.	$2,886,521
24,308	Honeywell International, Inc.	2,254,810
30,065	United Technologies Corp.	3,512,795
		8,654,126
	Air Freight & Logistics - 0.97%
18,356	United Parcel Service, Inc. - Class B	1,787,507
	Beverages - 0.61%
10,647	Anheuser-Busch InBev NV - ADR (a)	1,121,129
	Biotechnology - 6.76%
33,963	Amgen, Inc.	4,188,996
8,304	Biogen Idec, Inc. (b)	2,539,945
19,530	Celgene Corp. (b)	2,726,388
41,820	Gilead Sciences, Inc. (a)(b)	2,963,365
		12,418,694
	Capital Markets - 0.64%
15,879	Waddell & Reed Financial, Inc. - Class A	1,169,012
	Commercial Banks - 1.13%
120,973	Bank of America Corp.	2,080,736
	Communications Equipment - 3.92%
54,476	Cisco Systems, Inc.	1,220,807
14,303	F5 Networks, Inc. (b)	1,525,129
56,534	QUALCOMM, Inc.	4,458,271
		7,204,207
	Computers & Peripherals - 5.08%
7,031	Apple, Inc.	3,773,819
39,003	NetApp, Inc.	1,439,211
27,896	SanDisk Corp.	2,264,876
20,229	Western Digital Corp.	1,857,427
		9,335,333
	Consumer Finance - 1.58%
32,133	American Express Co.	2,892,934
	Diversified Financial Services - 1.34%
7,671	IntercontinentalExchange Group, Inc.	1,517,554
15,549	JPMorgan Chase & Co.	943,980
		2,461,534

Number of Shares		Value
	Electrical Equipment - 1.09%
16,128	Rockwell Automation, Inc.	$2,008,742
	Electronic Equipment, Instruments & Components - 0.12%
7,130	Knowles Corp. (b)	225,094
	Energy Equipment & Services - 1.24%
19,905	National-Oilwell Varco, Inc.	1,550,002
10,209	Oceaneering International, Inc.	733,619
		2,283,621
	Food & Staples Retailing - 2.05%
14,986	Costco Wholesale Corp.	1,673,637
28,040	CVS Caremark Corp.	2,099,074
		3,772,711
	Food Products - 0.67%
11,647	Keurig Green Mountain, Inc. (a)	1,229,807
	Health Care Equipment & Supplies - 4.48%
16,549	Becton, Dickinson & Co.	1,937,557
13,741	C.R. Bard, Inc.	2,033,393
37,596	Medtronic, Inc.	2,313,658
20,557	Zimmer Holdings, Inc.	1,944,281
		8,228,889
	Health Care Providers & Services - 3.57%
23,505	Aetna, Inc.	1,762,170
29,651	Express Scripts Holding Co. (b)	2,226,493
15,303	HCA Holdings, Inc. (b)	803,407
9,973	McKesson Corp.	1,760,933
		6,553,003
	Hotels, Restaurants & Leisure - 3.09%
1,551	Chipotle Mexican Grill, Inc. (b)	881,046
21,705	Starwood Hotels & Resorts Worldwide, Inc.	1,727,718
23,805	Wyndham Worldwide Corp.	1,743,240
5,963	Wynn Resorts Ltd.	1,324,680
		5,676,684
	Household Durables - 0.92%
88,088	Pulte Homes, Inc.	1,690,409
	Industrial Conglomerates - 1.36%
9,355	3M Co.	1,269,099
28,774	Tyco International Ltd. - ADR	1,220,018
		2,489,117

See notes to financial statements.

41

GuideMarkSM Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Internet & Catalog Retail - 2.65%
2,002	Amazon.com, Inc. (b)	$673,713
19,192	Expedia, Inc.	1,391,420
19,692	HomeAway, Inc. (b)	741,798
1,737	Priceline.com, Inc. (b)	2,070,313
		4,877,244
	Internet Software & Services - 7.72%
57,605	Facebook, Inc. - Class A (b)	3,470,125
6,984	Google, Inc. - Class A (b)	7,783,738
30,384	IAC/InterActiveCorp	2,169,114
21,283	Yahoo, Inc. (b)	764,059
		14,187,036
	IT Services - 3.92%
6,673	Alliance Data Systems Corp. (b)	1,818,059
27,154	Paychex, Inc.	1,156,760
24,481	Vantiv, Inc. - Class A (b)	739,816
16,117	Visa, Inc. - Class A	3,479,016
		7,193,651
	Machinery - 3.68%
35,586	Danaher Corp.	2,668,950
13,978	Dover Corp.	1,142,701
15,687	Illinois Tool Works, Inc.	1,275,824
14,036	Parker Hannifin Corp.	1,680,250
		6,767,725
	Media - 5.30%
62,296	Comcast Corp. - Class A	3,116,046
18,370	DIRECTV (b)	1,403,835
13,878	Discovery Communications, Inc. (b)	1,147,711
19,002	Omnicom Group, Inc.	1,379,545
14,887	Scripps Networks Interactive, Inc. - Class A	1,130,072
48,528	Twenty-First Century Fox, Inc. - Class A	1,551,440
		9,728,649
	Oil & Gas - 1.98%
15,747	Apache Corp.	1,306,214
20,773	Cabot Oil & Gas Corp.	703,789
9,141	Devon Energy Corp.	611,807
19,047	Valero Energy Corp.	1,011,396
		3,633,206

Number of Shares		Value
	Pharmaceuticals - 4.56%
4,023	Allergan, Inc.	$499,254
23,520	Bristol-Myers Squibb Co.	1,221,864
38,957	Eli Lilly & Co.	2,293,009
19,244	Johnson & Johnson	1,890,338
34,140	Merck & Co., Inc.	1,938,128
5,118	Salix Pharmaceuticals Ltd. (a)(b)	530,276
		8,372,869
	Semiconductor & Semiconductor Equipment - 5.42%
69,318	Altera Corp.	2,512,084
19,423	Linear Technology Corp. (a)	945,706
43,455	Maxim Integrated Products, Inc.	1,439,230
32,051	Microchip Technology, Inc. (a)	1,530,756
41,198	Skyworks Solutions, Inc. (b)	1,545,749
36,671	Xilinx, Inc.	1,990,135
		9,963,660
	Software - 13.19%
40,157	Check Point Software Technologies Ltd. - ADR (b)	2,715,818
21,817	Informatica Corp. (b)	824,246
23,173	Intuit, Inc.	1,801,237
233,850	Microsoft Corp.	9,585,511
7,681	NetSuite, Inc. (b)	728,389
152,727	Oracle Corp.	6,248,062
15,057	Red Hat, Inc. (b)	797,720
26,899	Salesforce.com, Inc. (a)(b)	1,535,664
		24,236,647
	Specialty Retail - 4.73%
36,730	Home Depot, Inc.	2,906,445
49,863	Lowe’s Companies, Inc.	2,438,301
11,263	O’Reilly Automotive, Inc. (b)	1,671,317
4,147	Sherwin-Williams Co.	817,498
14,233	The TJX Companies, Inc.	863,231
		8,696,792
	Total Common Stocks (Cost $126,543,780)	180,940,768

See notes to financial statements.

42

GuideMarkSM Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.19%
	Money Market Funds - 1.19%
2,179,887	Federated Prime Obligations Fund	$2,179,887
	Total Short Term Investments (Cost $2,179,887)	2,179,887
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 4.46%
	Money Market Funds - 4.43%
8,147,999	First American Government Obligations Fund	8,147,999
20,508	Reserve Primary Fund (c)	792
	Total Money Market Funds (Cost $8,165,691)	8,148,791

Principal Amount		Value
	Cash - 0.03%
$56,736	Cash	$56,736
	Total Cash (Cost $56,736)	56,736
	Total Investments Purchased as Securities Lending Collateral (Cost $8,222,427)	8,205,527
	Total Investments (Cost $136,946,094) - 104.13%	191,326,182
	Liabilities in Excess of Other Assets - (4.13)%	(7,595,635)
	TOTAL NET
	ASSETS - 100.00%	$183,730,547

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	As of March 31, 2014, the Fund has fair valued this security and deemed it illiquid. The value of this security was $792, which represents 0.00% of total net assets.

See notes to financial statements.

43

GuideMarkSM Large Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	COMMON STOCKS - 99.22%
	Aerospace & Defense - 3.77%
20,500	General Dynamics Corp.	$2,232,860
22,700	Honeywell International, Inc.	2,105,652
32,300	Raytheon Co.	3,190,917
		7,529,429
	Auto Components - 1.64%
48,400	Delphi Automotive Plc	3,284,424
	Automobiles - 0.98%
4,000	Daimler AG - ADR	379,800
46,000	General Motors Co.	1,583,320
		1,963,120
	Capital Markets - 3.22%
24,300	Ameriprise Financial, Inc.	2,674,701
63,700	E*TRADE Financial Corp. (a)	1,466,374
33,000	State Street Corp.	2,295,150
		6,436,225
	Chemicals - 2.21%
30,500	E.I. du Pont de Nemours & Co.	2,046,550
31,800	Rockwood Holdings, Inc.	2,365,920
		4,412,470
	Commercial Banks - 8.91%
272,900	Bank of America Corp.	4,693,880
141,800	Fifth Third Bancorp	3,254,310
227,800	First Niagara Financial Group, Inc.	2,152,710
38,000	PNC Financial Services Group, Inc.	3,306,000
88,300	Wells Fargo & Co.	4,392,042
		17,798,942
	Construction & Engineering - 1.46%
109,100	KBR, Inc.	2,910,788
	Construction Materials - 1.60%
113,600	CRH Plc - ADR	3,202,384
	Consumer Finance - 6.98%
28,500	American Express Co.	2,565,855
62,600	Capital One Financial Corp.	4,830,216
46,000	Discover Financial Services	2,676,740
158,600	SLM Corp.	3,882,528
		13,955,339
	Diversified Financial Services - 5.89%
47,100	CIT Group, Inc.	2,308,842
102,980	Citigroup, Inc.	4,901,848
75,000	JPMorgan Chase & Co.	4,553,250
		11,763,940

Number of Shares		Value
	Diversified Telecommunication Services - 1.75%
73,670	Verizon Communications, Inc.	$3,504,482
	Electrical Equipment - 2.58%
41,600	Eaton Corp. Plc	3,124,992
30,500	Emerson Electric Co.	2,037,400
		5,162,392
	Energy Equipment & Services - 2.81%
35,800	National-Oilwell Varco, Inc.	2,787,746
80,300	SeaDrill Ltd. (b)	2,823,348
		5,611,094
	Food & Staples Retailing - 0.65%
17,400	CVS Caremark Corp.	1,302,564
	Health Care Equipment & Supplies - 1.87%
60,600	Medtronic, Inc.	3,729,324
	Health Care Providers & Services - 6.30%
43,700	Cardinal Health, Inc.	3,058,126
22,600	CIGNA Corp.	1,892,298
49,800	Omnicare, Inc.	2,971,566
32,400	UnitedHealth Group, Inc.	2,656,476
20,300	WellPoint, Inc.	2,020,865
		12,599,331
	Hotels, Restaurants & Leisure - 3.35%
73,500	Carnival Corp. - ADR	2,782,710
38,800	International Game Technology	545,528
61,800	Royal Caribbean Cruises Ltd.	3,371,808
		6,700,046
	Household Durables - 2.41%
1,969	NVR, Inc. (a)	2,258,443
31,500	Stanley Black & Decker, Inc.	2,559,060
		4,817,503
	Industrial Conglomerates - 1.53%
72,000	Tyco International Ltd. - ADR	3,052,800
	Insurance - 1.53%
61,000	American International Group, Inc.	3,050,610
	Machinery - 6.12%
26,100	Illinois Tool Works, Inc.	2,122,713
28,250	ITT Corp.	1,207,970
51,600	Joy Global, Inc. (b)	2,992,800
38,089	Pentair Ltd.	3,021,981
29,400	SPX Corp.	2,890,314
		12,235,778

See notes to financial statements.

44

GuideMarkSM Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Media - 0.99%
25,800	DIRECTV (a)	$1,971,636
	Multiline Retail - 1.34%
44,100	Target Corp.	2,668,491
	Oil & Gas - 5.64%
59,500	BP Plc - ADR	2,861,950
38,200	ConocoPhillips	2,687,370
82,200	Marathon Oil Corp.	2,919,744
29,400	Occidental Petroleum Corp.	2,801,526
		11,270,590
	Pharmaceuticals - 6.70%
30,600	Johnson & Johnson	3,005,838
43,800	Merck & Co., Inc.	2,486,526
89,300	Pfizer, Inc.	2,868,316
47,000	Sanofi Aventis - ADR	2,457,160
48,800	Teva Pharmaceutical Industries Ltd. - ADR	2,578,592
		13,396,432
	Semiconductor & Semiconductor
	Equipment - 4.54%
185,100	Fairchild Semiconductor International, Inc. (a)(b)	2,552,529
66,600	Microchip Technology, Inc. (b)	3,180,816
70,900	Texas Instruments, Inc.	3,342,935
		9,076,280
	Software - 4.09%
90,800	CA, Inc.	2,812,076
80,200	Microsoft Corp.	3,287,398
50,500	Oracle Corp.	2,065,955
		8,165,429
	Textiles, Apparel & Luxury Goods - 2.08%
17,500	Coach, Inc.	869,050
43,100	Hanesbrands, Inc.	3,296,288
		4,165,338
	Thrifts & Mortgage Finance - 2.86%
180,000	New York Community Bancorp, Inc. (b)	2,892,600
189,500	People’s United Financial, Inc.	2,817,865
		5,710,465

Number of Shares		Value
	Tobacco - 2.53%
68,400	Altria Group, Inc.	$2,560,212
30,600	Philip Morris International, Inc.	2,505,222
		5,065,434
	Wireless Telecommunication Services - 0.89%
48,218	Vodafone Group Plc - ADR	1,774,905
	Total Common Stocks (Cost $132,997,877)	198,287,985
	SHORT TERM INVESTMENTS - 0.72%
	Money Market Funds - 0.72%
1,429,921	Federated Prime Obligations Fund	1,429,921
	Total Short Term Investments (Cost $1,429,921)	1,429,921
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 6.07%
	Money Market Funds - 6.03%
12,041,710	First American Government Obligations Fund	12,041,710
23,460	Reserve Primary Fund (c)	906
	Total Money Market Funds (Cost $12,061,953)	12,042,616

Principal Amount
	Cash - 0.04%
$83,850	Cash	83,850
	Total Cash (Cost $83,850)	83,850
	Total Investments Purchased as Securities Lending Collateral (Cost $12,145,803)	12,126,466
	Total Investments (Cost $146,573,601) - 106.01%	211,844,372
	Liabilities in Excess of Other Assets - (6.01)%	(12,000,669)
	TOTAL NET ASSETS - 100.00%	$199,843,703

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	As of March 31, 2014, the Fund has fair valued this security and deemed it illiquid. The value of this security was $906, which represents 0.00% of total net assets.

See notes to financial statements.

45

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	COMMON STOCKS - 91.21%
	Aerospace & Defense - 2.62%
4,085	Curtiss-Wright Corp.	$259,561
12,713	DigitalGlobe, Inc. (a)	368,804
1,895	Esterline Technologies Corp. (a)	201,893
5,525	HEICO Corp. - Class A	239,840
5,645	Moog, Inc. - Class A (a)	369,804
8,420	Orbital Sciences Corp. (a)	234,918
3,245	Teledyne Technologies, Inc. (a)	315,836
2,000	The KEYW Holding Corp. (a)(b)	37,420
		2,028,076
	Air Freight & Logistics - 0.10%
975	Echo Global Logistics, Inc. (a)(b)	17,862
2,000	XPO Logistics, Inc. (a)(b)	58,820
		76,682
	Airlines - 0.66%
1,370	Copa Holdings SA - Class A	198,910
5,250	Spirit Airlines, Inc. (a)	311,850
		510,760
	Auto Components - 0.63%
7,900	Fox Factory Holding Corp. (a)	149,310
5,825	Tenneco, Inc. (a)	338,258
		487,568
	Biotechnology - 4.70%
2,690	Agios Pharmaceuticals, Inc. (a)(b)	105,313
4,915	Alkermes Plc (a)	216,702
2,700	Alnylam Pharmaceuticals, Inc. (a)	181,278
5,960	Anacor Pharmaceuticals, Inc. (a)	119,260
800	Auspex Pharmaceuticals, Inc. (a)	24,608
23,515	BioCryst Pharmaceuticals, Inc. (a)	248,789
6,615	Cepheid (a)(b)	341,202
2,655	Cubist Pharmaceuticals, Inc. (a)	194,213
4,235	Epizyme, Inc. (a)(b)	96,431
24,855	Exelixis, Inc. (a)(b)	87,987
4,690	Five Prime Therapeutics, Inc. (a)(b)	92,205
3,500	Foundation Medicine, Inc. (a)(b)	113,295
2,900	Genocea Biosciences, Inc. (a)	52,751
12,300	GlycoMimetics, Inc. (a)	200,859
4,705	Hyperion Therapeutics, Inc. (a)	121,389
3,985	ImmunoGen, Inc. (a)(b)	59,496
3,950	Incyte Corp. (a)	211,404
6,100	Ironwood Pharmaceuticals, Inc. (a)	75,152
2,665	Karyopharm Therapeutics, Inc. (a)(b)	82,322

Number of Shares		Value
	Biotechnology (Continued)
30,565	Navidea Biopharmaceuticals, Inc. (a)(b)	$56,545
24,025	Novavax, Inc. (a)(b)	108,833
5,315	NPS Pharmaceuticals, Inc. (a)	159,078
3,140	PTC Therapeutics, Inc. (a)	82,080
1,500	Puma Biotechnology, Inc. (a)	156,210
3,040	Seattle Genetics, Inc. (a)(b)	138,502
875	Synageva BioPharma Corp. (a)	72,599
5,400	TESARO, Inc. (a)	159,192
5,300	Trevena, Inc. (a)	41,658
400	Ultragenyx Pharmaceutical, Inc. (a)	19,556
400	Versartis, Inc. (a)	12,020
		3,630,929
	Building Products - 2.84%
4,565	A. O. Smith Corp.	210,081
11,230	American Woodmark Corp. (a)	378,002
13,815	Armstrong World Industries, Inc. (a)(b)	735,649
8,440	NCI Building Systems, Inc. (a)	147,362
16,750	Owens Corning	723,097
		2,194,191
	Capital Markets - 1.74%
1,100	Artisan Partners Asset
	Management, Inc. - Class A	70,675
7,330	Lazard Ltd. - ADR	345,170
5,415	LPL Financial Holdings, Inc.	284,504
905	Virtus Investment Partners, Inc. (a)(b)	156,719
4,320	Waddell & Reed Financial, Inc. - Class A	318,038
13,135	WisdomTree Investments, Inc. (a)	172,331
		1,347,437
	Chemicals - 1.35%
10,245	Cabot Corp.	605,070
7,955	Celanese Corp.	441,582
		1,046,652
	Commercial Banks - 7.31%
4,950	BankUnited, Inc.	172,112
15,700	Cathay General Bancorp	395,483
60,156	First Busey Corp.	348,905
17,265	International Bancshares Corp.	433,006
38,475	Lakeland Bancorp, Inc.	432,844
15,405	MB Financial, Inc.	476,939
17,700	Metro Bancorp, Inc. (a)	374,178

See notes to financial statements.

46

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Commercial Banks (Continued)
11,100	PacWest Bancorp (b)	$477,411
28,815	Sterling Bancorp	364,798
22,291	Talmer Bancorp, Inc. (a)	326,340
5,800	TriCo Bancshares (b)	150,394
7,700	Union First Market Bankshares Corp.	195,734
19,700	United Community Banks, Inc. (a)	382,377
10,300	Wintrust Financial Corp. (b)	501,198
19,900	Zions Bancorporation	616,502
		5,648,221
	Commercial Services & Supplies - 1.32%
18,575	Clean Harbors, Inc. (a)(b)	1,017,724
	Communications Equipment - 1.75%
10,755	Aruba Networks, Inc. (a)	201,656
4,045	F5 Networks, Inc. (a)	431,318
10,765	Juniper Networks, Inc. (a)	277,307
2,800	Palo Alto Networks, Inc. (a)	192,080
29,300	ShoreTel, Inc. (a)	251,980
		1,354,341
	Construction & Engineering - 0.75%
21,745	KBR, Inc.	580,157
	Construction Materials - 0.90%
3,390	Eagle Materials, Inc.	300,558
29,935	Headwaters, Inc. (a)	395,441
		695,999
	Consumer Finance - 0.26%
8,400	Santander Consumer USA
	Holdings, Inc. (a)	202,272
	Containers & Packaging - 3.03%
8,140	Ball Corp.	446,153
12,360	Crown Holdings, Inc. (a)	552,987
87,310	Graphic Packaging Holding Co. (a)	887,070
13,440	Owens-Illinois, Inc. (a)	454,675
		2,340,885
	Diversified Financial Services - 0.19%
3,335	MSCI, Inc. (a)	143,472
	Electric Utilities - 2.17%
6,855	IDACORP, Inc.	380,247
8,300	NRG Yield, Inc. - Class A (b)	328,099
16,470	OGE Energy Corp.	605,437
6,700	Pinnacle West Capital Corp.	366,222
		1,680,005

Number of Shares		Value
	Electrical Equipment - 1.00%
2,100	Generac Holdings, Inc.	$123,837
16,410	GrafTech International Ltd. (a)(b)	179,197
3,950	Hubbell, Inc. - Class B	473,487
		776,521
	Electronic Equipment & Instruments - 1.11%
600	Measurement Specialties, Inc. (a)	40,710
6,720	National Instruments Corp.	192,797
9,990	Rogers Corp. (a)	623,576
		857,083
	Energy Equipment & Services - 1.76%
3,955	Nabors Industries Ltd.	97,491
3,825	Nuverra Environmental Solutions, Inc. (a)	77,609
15,950	Patterson-UTI Energy, Inc.	505,296
22,115	Superior Energy Services, Inc.	680,257
		1,360,653
	Food & Staples Retailing - 0.23%
4,900	Sprouts Farmers Market, Inc. (a)	176,547
	Food Products - 0.84%
9,800	Chiquita Brands International, Inc. (a)	122,010
4,875	Hillshire Brands Co.	181,643
5,130	Ingredion, Inc.	349,250
		652,903
	Gas Utilities - 0.30%
4,400	Southwest Gas Corp.	235,180
	Health Care Equipment & Supplies - 3.41%
2,510	Analogic Corp.	206,096
8,200	AtriCure, Inc. (a)	154,242
12,250	CareFusion Corp. (a)	492,695
5,450	DENTSPLY International, Inc.	250,918
20,840	Globus Medical, Inc. - Class A (a)	554,136
4,620	HeartWare International, Inc. (a)	433,264
4,915	Hologic, Inc. (a)	105,672
15,925	Quidel Corp. (a)(b)	434,752
		2,631,775
	Health Care Providers & Services - 2.05%
5,800	Community Health Systems, Inc. (a)	227,186
19,115	Envision Healthcare Holdings, Inc. (a)	646,661
7,055	LifePoint Hospitals, Inc. (a)	384,850
5,085	WellCare Health Plans, Inc. (a)	322,999
		1,581,696

See notes to financial statements.

47

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Technology - 0.54%
23,045	Allscripts Healthcare Solutions, Inc. (a)	$415,501
	Hotels, Restaurants & Leisure - 2.85%
9,100	Bloomin’ Brands, Inc. (a)	219,310
3,870	Brinker International, Inc. (b)	202,981
1,495	Buffalo Wild Wings, Inc. (a)	222,606
3,975	Cheesecake Factory, Inc.	189,329
3,250	Churchill Downs, Inc. (b)	296,725
5,950	Hyatt Hotels Corp. - Class A (a)	320,169
2,100	Noodles & Co. - Class A (a)(b)	82,887
9,000	Norwegian Cruise Line Holdings Ltd. (a)	290,430
1,600	Panera Bread Co. - Class A (a)	282,352
1,345	Red Robin Gourmet Burgers, Inc. (a)	96,410
		2,203,199
	Household Durables - 2.83%
18,400	Blyth, Inc. (b)	197,432
12,835	Lennar Corp. - Class A	508,523
18,185	M/I Homes, Inc. (a)	407,708
32,065	Standard Pacific Corp. (a)	266,460
21,320	Taylor Morrison Home Corp. - Class A (a)	501,020
6,100	Tempur Sealy International, Inc. (a)	309,087
		2,190,230
	Household Products - 0.44%
4,240	Spectrum Brands Holdings, Inc.	337,928
	Independent Power & Renewable
	Electricity Producers - 0.35%
9,910	Pattern Energy Group, Inc. - Class A	268,858
	Insurance - 3.93%
8,045	Argo Group International Holdings, Ltd.	369,265
21,415	Assured Guaranty Ltd.	542,228
17,430	Brown & Brown, Inc.	536,147
4,500	Fidelity & Guaranty Life	106,200
9,865	Primerica, Inc.	464,740
9,800	Protective Life Corp.	515,382
16,155	XL Group Plc	504,844
		3,038,806
	Internet & Catalog Retail - 0.60%
7,725	HSN, Inc.	461,414

Number of Shares		Value
	Internet Software & Services - 1.47%
5,700	Aerohive Networks, Inc. (a)	$60,135
7,600	Bankrate, Inc. (a)	128,744
6,060	Demandware, Inc. (a)	388,204
510	Envestnet, Inc. (a)	20,492
1,800	Everyday Health, Inc. (a)	25,182
6,070	Pandora Media, Inc. (a)	184,042
3,765	Zillow, Inc. - Class A (a)(b)	331,696
		1,138,495
	IT Services - 3.92%
1,575	Alliance Data Systems Corp. (a)	429,109
3,670	CACI International, Inc. - Class A (a)	270,846
7,955	Cardtronics, Inc. (a)	309,052
3,900	Forrester Research, Inc.	139,815
17,500	Genpact Ltd. (a)	304,850
4,980	Global Payments, Inc. (b)	354,128
13,855	Heartland Payment Systems, Inc. (b)	574,289
6,780	WEX, Inc. (a)	644,439
		3,026,528
	Leisure Products - 0.46%
3,780	Arctic Cat, Inc.	180,646
3,925	Brunswick Corp.	177,763
		358,409
	Life Sciences Tools & Services - 1.08%
4,865	Covance, Inc. (a)	505,473
6,540	Quintiles Transnational Holdings, Inc. (a)	332,036
		837,509
	Machinery - 2.11%
5,335	Colfax Corp. (a)	380,546
4,240	EnPro Industries, Inc. (a)(b)	308,121
8,970	Global Brass & Copper Holdings, Inc.	141,457
5,470	IDEX Corp.	398,708
11,700	Luxfer Holdings Plc - ADR	229,086
3,000	Watts Water Technologies, Inc. - Class A (b)	176,070
		1,633,988
	Media - 1.37%
11,810	DreamWorks Animation SKG, Inc. - Class A (a)	313,556
10,775	IMAX Corp. (a)(b)	294,481
26,275	Interpublic Group of Cos., Inc.	450,353
		1,058,390

See notes to financial statements.

48

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Metals & Mining - 0.92%
13,200	AK Steel Holding Corp. (a)(b)	$95,304
8,200	Allegheny Technologies, Inc.	308,976
2,300	Carpenter Technology Corp.	151,892
2,200	Reliance Steel & Aluminum Co.	155,452
		711,624
	Multi-Utilities - 1.04%
7,135	Alliant Energy Corp.	405,340
9,690	Ameren Corp.	399,228
		804,568
	Oil & Gas - 4.03%
6,725	Athlon Energy, Inc. (a)	238,401
5,040	Bonanza Creek Energy, Inc. (a)	223,776
12,070	Cheniere Energy, Inc. (a)	668,074
4,700	CONSOL Energy, Inc.	187,765
5,190	Diamondback Energy, Inc. (a)	349,339
4,565	Energen Corp.	368,898
2,960	Gulfport Energy Corp. (a)	210,693
16,395	Laredo Petroleum, Inc. (a)	423,975
2,720	RSP Permian, Inc. (a)	78,581
5,605	SemGroup Corp. - Class A	368,136
		3,117,638
	Paper & Forest Products - 0.56%
15,190	Boise Cascade Co. (a)	435,042
	Personal Products - 0.26%
2,410	Nu Skin Enterprises, Inc. - Class A	199,668
	Pharmaceuticals - 0.58%
4,000	Achaogen, Inc. (a)	61,840
8,665	Aerie Pharmaceuticals, Inc. (a)(b)	183,611
6,835	Relypsa, Inc. (a)	203,752
		449,203
	Professional Services - 3.02%
7,295	Equifax, Inc.	496,279
8,390	Huron Consulting Group, Inc. (a)	531,758
7,620	ManpowerGroup, Inc.	600,684
13,680	Robert Half International, Inc.	573,876
6,000	TriNet Group, Inc. (a)	127,860
		2,330,457
	Real Estate Management & Development - 0.29%
9,785	Kennedy-Wilson Holdings, Inc.	220,260

Number of Shares		Value
	Road & Rail - 1.59%
5,370	Avis Budget Group (a)(b)	$261,519
1,915	Con-Way, Inc.	78,668
2,200	Genesee & Wyoming, Inc. - Class A (a)	214,104
2,900	J.B. Hunt Transport Services, Inc.	208,568
2,755	Landstar System, Inc.	163,151
1,800	Old Dominion Freight Line, Inc. (a)	102,132
8,025	Swift Transportation Co. - Class A (a)(b)	198,619
		1,226,761
	Semiconductor & Semiconductor
	Equipment - 4.79%
21,900	Applied Micro Circuits Corp. (a)	216,810
16,700	Exar Corp. (a)	199,565
2,360	First Solar, Inc. (a)	164,705
21,510	Freescale Semiconductor Ltd. (a)(b)	525,059
9,085	GT Advanced Technologies, Inc. (a)	154,899
1,800	Hittite Microwave Corp.	113,472
5,810	International Rectifier Corp. (a)	159,194
4,800	Lam Research Corp. (a)	264,000
30,635	Lattice Semiconductor Corp. (a)	240,178
4,920	Maxim Integrated Products, Inc.	162,950
5,950	Microsemi Corp. (a)	148,929
7,700	Silicon Laboratories, Inc. (a)	402,325
13,940	Skyworks Solutions, Inc. (a)	523,029
9,135	SunEdison, Inc. (a)	172,103
3,200	SunPower Corp. (a)(b)	103,232
5,300	Ultratech, Inc. (a)	154,707
		3,705,157
	Software - 3.08%
16,800	Cadence Design System, Inc. (a)	261,072
2,800	Concur Technologies, Inc. (a)(b)	277,396
7,355	Guidewire Software, Inc. (a)	360,763
2,200	Imperva, Inc. (a)	122,540
16,300	Mavenir Systems, Inc. (a)	291,770
4,205	MICROS Systems, Inc. (a)	222,571
5,495	Tableau Software, Inc. - Class A (a)	418,059
9,005	Verint Systems, Inc. (a)	422,605
		2,376,776
	Specialty Retail - 2.51%
10,635	Five Below, Inc. (a)(b)	451,775
5,900	Foot Locker, Inc.	277,182
9,730	Francesca’s Holdings Corp. (a)(b)	176,502

See notes to financial statements.

49

GuideMarkSM Small/Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
11,405	GNC Holdings, Inc. - Class A	$502,048
3,121	Signet Jewelers Ltd.	330,389
5,435	Urban Outfitters, Inc. (a)	198,215
		1,936,111
	Technology Hardware, Storage &
	Peripherals - 0.32%
2,300	Stratasys Ltd. (a)(b)	244,007
	Textiles, Apparel & Luxury Goods - 1.85%
3,250	Hanesbrands, Inc.	248,560
7,210	Kate Spade & Co. (a)	267,419
1,900	PVH Corp.	237,063
6,365	Steven Madden Ltd. (a)	229,012
3,500	Tumi Holdings, Inc. (a)	79,205
10,000	Vera Bradley, Inc. (a)(b)	269,900
3,780	Vince Holding Corp. (a)	99,641
		1,430,800
	Thrifts & Mortgage Finance - 0.27%
8,000	Berkshire Hills Bancorp, Inc.	207,040
	Trading Companies & Distributors - 0.50%
4,655	WESCO International, Inc. (a)(b)	387,389
	Water Utilities - 0.63%
10,725	American Water Works Co., Inc.	486,915
	Total Common Stocks (Cost $67,453,505)	70,496,400
	INVESTMENT COMPANIES - 0.29%
	Capital Markets - 0.29%
22,100	GSV Capital Corp. (a)	224,094
	Total Investment Companies (Cost $225,221)	224,094
	REAL ESTATE INVESTMENT TRUSTS - 7.41%
	Real Estate Investment Trusts - 7.41%
895	Alexander’s, Inc.	323,086
28,270	Cousins Properties, Inc.	324,257
22,240	Douglas Emmett, Inc.	603,594
9,835	Equity Lifestyle Properties, Inc.	399,793
2,885	Essex Property Trust, Inc.	490,594
4,905	Federal Realty Investment Trust	562,702
24,670	First Industrial Realty Trust	476,624
29,200	MFA Financial, Inc.	226,300
16,695	Pebblebrook Hotel Trust (b)	563,790
6,810	PS Business Parks, Inc.	569,452

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
14,820	RLJ Lodging Trust	$396,287
4,075	SL Green Realty Corp.	410,026
5,130	Sovran Self Storage, Inc.	376,799
	Total Real Estate Investment Trusts (Cost $5,036,704)	5,723,304
	SHORT TERM INVESTMENTS - 0.19%
	Money Market Funds - 0.19%
148,982	Federated Prime Obligations Fund	148,982
	Total Short Term Investments (Cost $148,982)	148,982
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 9.71%
	Money Market Funds - 9.64%
7,451,780	First American Government Obligations Fund	7,451,780
6,386	Reserve Primary Fund (c)	247
	Total Money Market Funds (Cost $7,457,287)	7,452,027

Principal Amount
	Cash - 0.07%
$51,888	Cash	51,888
	Total Cash (Cost $51,888)	51,888
	Total Investments Purchased as Securities Lending Collateral (Cost $7,509,175)	7,503,915
	Total Investments (Cost $80,373,587) - 108.81%	84,096,695
	Liabilities in Excess of Other Assets - (8.81)%	(6,809,692)
	TOTAL NET
	ASSETS - 100.00%	$77,287,003

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	As of March 31, 2014, the Fund has fair valued this security and deemed it illiquid. The value of this security was $247, which represents 0.00% of total net assets.

See notes to financial statements.

50

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	COMMON STOCKS - 90.04%
	Australia - 4.93%
30,606	Ansell Ltd.	$522,925
109,508	Australia and New Zealand Banking Group Ltd.	3,368,800
25,005	Commonwealth Bank of Australia	1,800,103
21,353	CSL Ltd.	1,379,230
7,635	Flight Centre Travel Group Ltd.	372,492
199,468	Mirvac Group	315,217
109,276	Oil Search Ltd.	857,750
43,159	Rio Tinto Ltd.	2,545,643
1	SCA Property Group	1
31,932	Seek Ltd.	522,088
93,059	Suncorp Group Ltd.	1,113,678
126,098	Sydney Airport	490,646
215,641	Telstra Corp. Ltd.	1,016,846
30,302	Wesfarmers Ltd.	1,161,040
138,387	Westfield Group	1,318,174
13,922	Westpac Banking Corp.	447,630
28,984	Woolworths Ltd.	961,168
		18,193,431
	Austria - 0.41%
9,600	Andritz AG	593,584
26,900	Erste Group Bank AG	920,241
		1,513,825
	Belgium - 1.89%
32,377	Anheuser-Busch InBev SA	3,409,812
43,709	KBC Groep NV	2,691,878
10,600	UCB SA	850,399
		6,952,089
	Brazil - 1.36%
71,200	Ambev SA	529,685
115,800	BM&FBovespa SA	574,662
41,700	Cia de Saneamento Basico do
	Estado de Sao Paulo	386,860
21,800	Cielo SA	691,182
25,600	Cosan SA Industria e Comercio	396,354
32,600	Kroton Educacional SA	707,746
29,100	Petroleo Brasileiro SA	191,734
43,500	Qualicorp SA (a)	437,492
35,000	Smiles SA	556,391
39,100	WEG SA	545,574
		5,017,680

Number of Shares		Value
	Canada - 6.92%
6,900	Agrium, Inc. (a)	$672,399
33,000	Alamos Gold, Inc. (a)	298,209
7,100	Alimentation Couche-Tard, Inc. (a)	574,230
43,200	Canadian Natural Resources Ltd.	1,655,707
8,400	Canadian Pacific Railway Ltd.	1,258,670
23,800	Catamaran Corp.	1,064,810
30,900	CGI Group, Inc. - Class A (a)	953,973
18,700	Franco Nevada Corp.	859,303
11,600	Gildan Activewear, Inc.	584,564
20,100	Goldcorp, Inc.	490,364
6,500	Intact Financial Corp.	404,523
12,200	Keyera Corp.	773,494
17,100	Magna International, Inc.	1,643,951
71,200	Manulife Financial Corp.	1,373,120
3,900	Methanex Corp.	249,558
5,200	NovaTek OAO	572,910
18,400	Peyto Exploration & Development Corp.	627,814
10,900	Quebecor, Inc. - Class B	266,214
43,100	Royal Bank of Canada	2,841,754
22,800	Sun Life Financial, Inc.	789,493
61,800	Suncor Energy, Inc.	2,158,388
65,700	Toronto-Dominion Bank	3,080,263
11,600	Tourmaline Oil Corp.	548,364
6,100	Valeant Pharmaceuticals International, Inc.	802,518
10,700	Vermilion Energy, Inc.	668,327
6,300	West Fraser Timber Co., Ltd.	287,788
		25,500,708
	Cayman Islands - 1.30%
9,000	Ginko International Co., Ltd.	155,503
183,000	Lifestyle International Holdings Ltd.	372,650
14,100	Qunar Cayman Islands Ltd. - ADR (a)(b)	431,319
158,200	Sands China Ltd.	1,186,491
360,000	Sino Biopharmaceutical	307,299
33,600	Tencent Holdings Ltd.	2,345,286
		4,798,548
	Chile - 0.14%
1,432,646	Banco de Chile	180,787
5,842,521	Banco Santander Chile	343,067
		523,854

See notes to financial statements.

51

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	China - 2.01%
133,500	Anhui Conch Cement Co., Ltd.	$574,225
1,378,000	Bank of China Ltd.	612,208
1,320,000	Beijing Jingneng Clean Energy Co., Ltd.	606,285
1,290,000	China Construction Bank Corp.	905,505
182,000	China Mengniu Dairy Co., Ltd.	913,400
304,000	China Pacific Insurance Group Co., Ltd.	1,088,381
589,000	China Petroleum & Chemical Corp.	526,838
123,000	Great Wall Motor Co., Ltd.	619,660
94,000	Kingsoft Corp., Ltd.	372,277
91,600	MGM China Holdings Ltd.	323,627
280,000	Petrochina Co.	304,145
67,500	Ping An Insurance Group Co. of China, Ltd.	560,984
		7,407,535
	Czech Republic - 0.17%
2,646	Komercni Banka AS	632,276
	Denmark - 1.46%
78	A.P. Moller - Maersk Group	933,563
68,260	Novo Nordisk AS	3,108,033
88,400	TDC AS	817,227
12,900	Vestas Wind Systems AS (a)	517,213
		5,376,036
	Finland - 0.59%
68,200	Nokia OYJ (a)	501,778
22,500	Sampo OYJ	1,167,975
47,200	Stora Enso OYJ	505,152
		2,174,905
	France - 7.41%
5,200	Air Liquide SA	704,189
8,500	Arkema SA	961,573
6,237	Atos SA	563,633
60,800	AXA SA	1,579,516
23,603	BNP Paribas SA	1,819,781
32,082	Carrefour SA	1,241,078
64,200	GDF Suez SA	1,756,200
2,075	Iliad SA	598,313
2,850	Kering SA	581,104
17,200	Legrand SA	1,068,470

Number of Shares		Value
	France (Continued)
3,672	LVMH Moet Hennessy Louis Vuitton SA	$665,415
61,000	Orange SA	901,082
6,200	Publicis Groupe SA	559,746
6,000	Renault SA	582,806
18,830	Safran SA	1,304,541
31,978	Sanofi-Aventis SA	3,341,692
22,428	Societe Generale SA	1,380,576
6,400	Sodexo SA	670,797
35,400	Suez Environnement Co.	719,100
7,200	Technip SA	742,214
70,815	Total SA	4,661,393
12,480	Vinci SA	926,387
		27,329,606
	Germany - 4.91%
7,700	Adidas AG	832,600
14,300	Altice SA (a)	637,114
27,917	Bayer AG	3,780,645
74,400	Commerzbank AG (a)	1,368,529
4,900	Continental AG	1,175,112
6,300	Fresenius SE & Co. KGaA	988,908
19,372	GEA Group AG	885,057
14,232	HeidelbergCement AG	1,219,851
6,677	Henkel AG & Co. KGaA	671,497
11,021	Lanxess AG	831,892
16,307	Osram Licht AG (a)	1,057,380
21,300	RWE AG	864,351
14,962	SAP AG	1,213,658
13,964	Siemens AG	1,883,232
79,200	Sky Deutschland AG (a)	683,438
		18,093,264
	Hong Kong - 3.04%
343,600	AIA Group Ltd.	1,634,213
221,000	BOC Hong Kong Holdings Ltd.	631,049
380,000	Brilliance China Automotive Holdings Ltd.	581,311
34,000	Cheung Kong Infrastructure Holdings Ltd.	217,442
350,000	China Longyuan Power Group Corp.	352,689
88,500	China Mobile Ltd.	812,557
308,000	CNOOC Ltd.	466,319
509,000	CSR Corp. Ltd.	428,873

See notes to financial statements.

52

GuideMarkSM World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong (Continued)
1,483,000	GCL-Poly Energy Holdings Ltd. (a)	$536,488
14,500	Hengan International Group Co., Ltd.	150,533
391,000	HKT Trust and HKT Ltd.	413,536
99,000	Hongkong Land Holdings Ltd.	641,228
422,000	Huadian Fuxin Energy Corp. Ltd.	230,691
79,000	Hysan Development Co., Ltd.	344,733
1,129,000	Industrial & Commercial Bank of China	696,006
244,000	Kunlun Energy Co., Ltd.	408,857
416,000	Noble Group Ltd.	393,286
50,500	Orient Overseas International Ltd.	232,472
499,000	PCCW Ltd.	250,668
831,000	Sinotrans Ltd.	418,461
12,500	Swire Pacific Ltd.	146,001
52,992	Wing Hang Bank Ltd.	840,329
113,500	Yue Yuen Industrial Holdings Ltd.	369,851
		11,197,593
	Indonesia - 0.58%
1,593,000	PT Bank Rakyat Indonesia (Persero) Tbk	1,354,336
149,500	PT Semen Indonesia (Persero) Tbk	210,154
2,999,000	PT Telekomunikasi Indonesia (Persero) Tbk	586,217
		2,150,707
	Ireland - 0.65%
1,794,100	Bank of Ireland (a)	768,890
13,900	CRH Plc	388,943
94,112	James Hardie Industries Plc	1,257,158
		2,414,991
	Israel - 0.32%
184,100	Bezeq the Israel Telecommunication Corp. Ltd.	328,177
1,300	Teva Pharmaceutical Industries Ltd.	68,511
15,000	Teva Pharmaceutical Industries Ltd. - ADR	792,600
		1,189,288
	Italy - 0.96%
114,052	Enel SpA	645,102
116,700	Finmeccanica SpA (a)	1,152,491
223,400	Intesa Sanpaolo SpA	758,044
108,700	UniCredit SpA	993,636
		3,549,273

Number of Shares		Value
	Japan - 13.08%
57,700	Acom Co., Ltd.	$184,360
15,510	AEON Mall Co., Ltd.	397,359
21,000	Ajinomoto Co., Inc.	300,554
53,000	Asahi Kasei Corp.	359,372
111,500	Astellas Pharma, Inc.	1,323,792
21,000	Chiyoda Corp.	270,962
14,400	Daikin Industries Ltd.	807,544
12,900	Dentsu, Inc.	488,498
7,300	Don Quijote Co., Ltd.	376,889
18,600	East Japan Railway Co.	1,370,030
11,300	Fuji Heavy Industries Ltd.	306,003
20,700	Fuji Media Holdings, Inc.	379,852
98,000	Fujitsu Ltd.	592,364
170,000	Hitachi Ltd.	1,258,350
28,000	Hitachi Metals Ltd.	398,849
41,100	Honda Motor Co., Ltd.	1,446,172
17,900	Hoya Corp.	559,930
25,700	Iida Group Holdings Co., Ltd.	355,863
43,200	Inpex Corp.	560,964
69,900	ITOCHU Corp.	817,860
49,600	Japan Tobacco, Inc.	1,556,816
23,300	JFE Holdings, Inc.	437,821
25,300	JSR Corp.	468,071
36,900	JTEKT Corp.	547,778
70,500	JX Holdings, Inc.	339,883
24,100	Kakaku.com, Inc.	391,812
132,000	Kawasaki Heavy Industries Ltd.	486,316
30,000	KDDI Corp.	1,741,950
1,600	Keyence Corp.	659,147
32,300	Komatsu Ltd.	677,155
39,500	Konica Minolta Holdings, Inc.	369,548
157,000	Mazda Motor Corp.	697,489
8,900	Miraca Holdings, Inc.	389,878
127,000	Mitsubishi Electric Corp.	1,429,613
261,800	Mitsubishi UFJ Financial Group, Inc.	1,441,676
83,100	Mitsubishi UFJ Lease & Finance Co., Ltd.	407,945
38,000	Mitsui Fudosan Co., Ltd.	1,159,312
9,600	Murata Manufacturing Co., Ltd.	907,401
19,000	NGK Insulators Ltd.	396,372
11,200	Nidec Corp.	686,756
1,200	Nintendo Co., Ltd.	143,448
107,400	Nomura Holdings, Inc.	688,958
14,500	Olympus Corp.	462,995

See notes to financial statements.

53

GuideMarkSM World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
22,100	OMRON Corp.	$914,426
102,000	ORIX Corp.	1,437,586
67,800	Rakuten, Inc.	905,648
20,000	Rohto Pharmaceutical Co., Ltd.	353,165
4,700	Santen Pharmaceutical Co., Ltd.	207,962
31,000	Sega Sammy Holdings, Inc.	695,913
14,100	Seiko Epson Corp.	440,579
34,600	Seven & I Holdings Co., Ltd.	1,318,415
95,100	Seven Bank Ltd.	373,210
12,600	Shin-Etsu Chemical Co., Ltd.	718,275
20,600	Softbank Corp.	1,556,706
29,000	Sony Financial Holdings, Inc.	474,205
72,000	Sumitomo Heavy Industries Ltd.	292,840
47,500	Sumitomo Mitsui Financial Group, Inc.	2,036,037
173,000	Sumitomo Mitsui Trust Holdings, Inc.	782,747
18,000	Sumitomo Realty & Development Co., Ltd.	704,498
22,400	Suzuki Motor Corp.	584,026
13,500	TDK Corp.	562,978
27,200	Tohoku Electric Power Co., Inc.	279,722
18,500	Tokio Marine Holdings, Inc.	554,822
70,000	Toshiba Corp.	296,700
65,500	Toyota Motor Corp.	3,693,797
		48,227,964
	Jersey - 0.97%
94,400	Resolution Ltd.	470,314
51,500	Shire Plc	2,549,506
10,011	Wolseley Plc	570,395
		3,590,215
	Luxembourg - 0.38%
20,100	Acergy SA	373,022
2,500	Millicom International Cellular SA	254,630
6,700	RTL Group SA	763,067
		1,390,719
	Malaysia - 0.39%
267,300	DiGi.Com Bhd	441,572
370,400	Gamuda Bhd	534,618
150,573	Malayan Banking Berhad	446,925
		1,423,115

Number of Shares		Value
	Mexico - 0.84%
739,000	America Movil SAB de CV	$736,991
71,300	Fomento Economico Mexicano SAB de CV	664,968
17,400	Fresnillo Plc	245,285
87,700	Gruma SAB de CV (a)	725,487
146,900	Grupo Mexico SAB de CV	463,581
18,100	Promotora y Operadora de Infraestructura SAB de CV (a)	243,131
		3,079,443
	Netherlands - 2.84%
167,900	AEGON NV	1,546,554
17,900	European Aeronautic Defense & Space Co. NV	1,282,023
82,300	ING Groep NV (a)	1,170,451
14,800	Koninklijke DSM NV	1,015,102
223,580	Koninklijke KPN NV (a)	789,260
55,722	Koninklijke Philips Electronics NV	1,960,263
23,049	Reed Elsevier NV	498,704
54,049	Unilever NV	2,223,296
		10,485,653
	Norway - 0.27%
45,520	Telenor ASA	1,007,487
	Philippines - 0.31%
1,767,000	Alliance Global Group, Inc.	1,125,649
	Poland - 0.22%
21,260	Bank Handlowy w Warszawie SA	800,268
	Republic of Korea - 2.87%
1,723	CJ Korea Express Co., Ltd. (a)	183,271
13,500	Hyundai Development Co.- Engineering & Construction	381,816
6,795	Hyundai Motor Co.	1,606,687
2,051	Hyundai Wia Corp.	330,593
19,320	KB Financial Group, Inc.	677,882
17,490	Korea Electric Power Corp.	600,348
47,637	Korean Reinsurance Co.	462,122
3,549	LG Chemical Ltd.	849,250
494	LG Household & Health Care Ltd.	213,564
1,286	Naver Corp.	939,643
2,825	POSCO	788,712
2,336	Samsung Electronics Co., Ltd.	2,953,109
8,710	Samsung Heavy Industries Co., Ltd.	261,840
9,470	SK Hynix, Inc. (a)	321,325
		10,570,162

See notes to financial statements.

54

GuideMarkSM World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Russian Federation - 1.04%
23,690	Eurasia Drilling Co., Ltd.	$607,175
15,700	Gazprom OAO	106,100
74,591	Gazprom OAO - ADR (a)	579,572
2,190	Magnit OJSC	504,326
5,400	Mail.ru Group Ltd. (a)	191,502
6,900	MegaFon OAO	194,496
10,600	MMC Norilsk Nickel OJSC	176,628
25,860	Mobile TeleSystems OJSC - ADR	452,291
421,270	Sberbank of Russia	1,008,011
		3,820,101
	Singapore - 0.74%
188,000	Global Logistic Properties Ltd.	396,762
65,000	Keppel Corp. Ltd.	563,917
103,000	Singapore Telecommunications Ltd.	299,392
84,581	United Overseas Bank Ltd.	1,458,975
		2,719,046
	South Africa - 1.56%
94,000	Gold Fields Ltd.	355,636
16,500	MTN Group Ltd.	337,705
303,000	Nampak Ltd.	1,035,561
9,290	Naspers Ltd.	1,023,693
214,300	Netcare Ltd.	475,525
12,900	Sasol Ltd.	721,441
58,200	Standard Bank Group Ltd.	766,769
117,200	Steinhoff International Holdings	566,840
144,200	Telkom SA SOC Ltd. (a)	461,925
		5,745,095
	Spain - 2.00%
35,300	Amadeus IT Holding SA	1,466,903
215,295	CaixaBank SA	1,385,872
24,877	Grifols SA - ADR	1,027,420
193,838	Iberdrola SA	1,356,382
6,615	Inditex SA	992,449
103,800	International Consolidated Airlines Group SA (a)	724,324
26,061	Telefonica SA	412,984
		7,366,334
	Sweden - 2.06%
23,800	Assa Abloy AB	1,267,748
44,100	H & M Hennes & Mauritz AB	1,880,876
140,800	Nordea Bank AB	1,997,334

Number of Shares		Value
	Sweden (Continued)
37,400	Svenska Cellulosa AB	$1,101,473
17,300	Svenska Handelsbanken AB	869,352
17,500	Swedbank AB	469,800
		7,586,583
	Switzerland - 5.39%
9,530	Adecco SA	793,146
12,863	Cie Financiere Richemont SA	1,228,907
56,973	Nestle SA	4,288,338
10,509	Novartis AG	892,297
17,219	Roche Holding AG	5,178,852
310	SGS SA	764,545
2,390	Swisscom AG	1,468,357
3,996	Syngenta AG	1,516,983
181,507	UBS AG	3,755,989
		19,887,414
	Taiwan - 1.97%
649,816	Cathay Financial Holding Co., Ltd.	949,861
135,000	Delta Electronics, Inc.	836,087
40,180	Eclat Textile Co., Ltd.	465,853
358,000	Fubon Financial Holding Co., Ltd.	486,736
14,000	Hermes Microvision, Inc.	562,071
57,000	MediaTek, Inc.	843,696
84,000	Merida Industry Co., Ltd.	558,583
648,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,549,585
		7,252,472
	Thailand - 0.20%
97,800	Kasikornbank PCL	559,790
51,500	Total Access Communication PCL	185,420
		745,210
	Turkey - 0.64%
76,811	Aygaz AS	302,324
22,400	Coca-Cola Icecek AS	538,917
250,000	Turk Hava Yollari Anonim Ortakligi	769,871
119,900	Turkiye Halk Bankasi AS	742,632
		2,353,744
	United Kingdom - 13.22%
20,036	AstraZeneca Plc	1,298,866
107,600	Aviva Plc	858,501
30,500	Babcock International Group Plc	684,918
83,900	BAE Systems Plc	582,850
496,981	Barclays Plc	1,933,981

See notes to financial statements.

55

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	United Kingdom (Continued)
181,133	BG Group Plc	$3,381,606
36,590	British American Tobacco Plc	2,041,187
269,700	BT Group Plc	1,715,209
15,000	Bunzl Plc	399,939
20,300	Burberry Group Plc	471,958
26,300	Capita Plc	480,891
23,520	Diageo Plc	730,505
126,200	Direct Line Insurance Group Plc	499,905
40,700	Drax Group Plc	520,385
42,100	Experian Plc	759,721
25,157	Hikma Pharmaceuticals Plc	696,510
123,022	HSBC Holdings Plc	1,245,641
40,760	Imperial Tobacco Group Plc	1,648,226
16,100	Intercontinental Hotels Group PLC	518,257
446,300	ITV Plc	1,425,928
5,915	Johnson Matthey Plc	322,950
107,800	Kingfisher Plc	757,913
1,162,500	Lloyds Banking Group Plc (a)	1,454,301
17,800	London Stock Exchange Group Plc	585,096
48,700	Meggitt Plc	390,567
25,000	Mondi Plc	438,089
112,370	Prudential Plc	2,379,358
7,500	Randgold Resources Ltd.	562,972
29,700	Reckitt Benckiser Group Plc	2,423,652
33,200	Reed Elsevier Plc	507,343
63,500	Rio Tinto Plc	3,541,229
53,900	Rolls-Royce Holdings Plc (a)	964,877
114,551	Royal Dutch Shell Plc, Class A	4,185,413
6,019	Royal Dutch Shell Plc, Class B	234,983
23,789	SABMiller Plc	1,189,496
16,200	SSE Plc	396,801
90,401	Standard Chartered Plc	1,890,328
438,700	Taylor Wimpey Plc	862,352
24,640	Unilever Plc	1,053,836
1	Verizon Communications, Inc.	39
577,324	Vodafone Group Plc	2,122,993
8,594	Whitbread Plc	596,518
		48,756,090
	Total Common Stocks (Cost $279,942,166)	331,948,373

Number of Shares		Value
	INVESTMENT COMPANIES - 1.60%
	India - 1.60%
316,000	PowerShares India Portfolio (b)	$5,906,040
	Total Investment Companies (Cost $6,226,255)	5,906,040
	PREFERRED STOCKS - 1.77%
	Brazil - 1.03%
43,870	Banco Bradesco SA	600,917
77,000	Braskem SA	604,394
8,200	Cia Brasileira de Distribuicao Grupo Pao de Acucar	358,610
122,490	Itau Unibanco Holding SA	1,826,823
57,700	Petroleo Brasileiro SA	399,246
		3,789,990
	Germany - 0.74%
10,529	Volkswagen AG	2,730,140
	Total Preferred Stocks (Cost $6,123,718)	6,520,130
	REAL ESTATE INVESTMENT TRUSTS - 0.40%
	France - 0.27%
3,900	Unibail-Rodamco SE	1,012,165
	United Kingdom - 0.13%
44,403	British Land Co. Plc	484,491
	Total Real Estate Investment Trusts (Cost $1,327,647)	1,496,656
	SHORT TERM INVESTMENTS - 5.86%
	Money Market Funds - 5.64%
20,787,585	Federated Prime Obligations Fund	20,787,585

Principal Amount
	U.S. Treasury Bill - 0.22%
	United States Treasury Bill
$60,000	0.02%, 04/10/2014 (c)	59,999
480,000	0.04%, 05/08/2014 (c)	479,974
280,000	0.02%, 05/29/2014 (c)	279,980
		819,953
	Total Short Term Investments (Cost $21,607,538)	21,607,538

See notes to financial statements.

56

GuideMarkSM World ex-US Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 0.60%
	Money Market Funds - 0.60%
2,197,806	First American Government Obligations Fund	$2,197,806
5,588	Reserve Primary Fund (d)	216
	Total Money Market Funds (Cost $2,202,629)	2,198,022

Principal Amount		Value
	Cash - 0.00%
$15,304	Cash	$15,304
	Total Cash (Cost $15,304)	15,304
	Total Investments Purchased as Securities Lending Collateral (Cost $2,217,933)	2,213,326
	Total Investments (Cost $317,445,257) - 100.27%	369,692,063
	Liabilities in Excess of Other Assets - (0.27)%	(1,004,993)
	TOTAL NET ASSETS - 100.00%	$368,687,070

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Partially assigned as collateral for certain futures contracts.
(d)	As of March 31, 2014, the Fund has fair valued this security and deemed it illiquid. The value of this security was $216, which represents 0.00% of total net assets.

Schedule of Open Futures Contracts

Description	Number of Contracts Purchased	Notional Value	Settlement Month	Unrealized Appreciation/Depreciation
mini MSCI EAFE Index Futures	115	10,896,250	Jun-14	$171,460
mini MSCI Emerging Markets Index Futures	63	3,106,215	Jun-14	179,627
S&P / TSX 60 Index Futures	7	1,035,911	Jun-14	(1,537)
				$349,550

See notes to financial statements.

57

GuideMarkSM Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	COMMON STOCKS - 95.73%
	Aerospace & Defense - 3.58%
6,750	BE Aerospace, Inc. (a)	$585,833
7,173	General Dynamics Corp.	781,283
13,870	Hexcel Corp. (a)	603,900
23,630	United Technologies Corp.	2,760,929
		4,731,945
	Air Freight & Logistics - 1.91%
45,715	Hub Group, Inc. - Class A (a)	1,828,143
7,168	United Parcel Service, Inc. - Class B	698,020
		2,526,163
	Beverages - 2.80%
15,280	Dr. Pepper Snapple Group, Inc.	832,149
8,218	Molson Coors Brewing Co. - Class B	483,711
28,568	PepsiCo, Inc.	2,385,428
		3,701,288
	Biotechnology - 1.78%
3,350	Alkermes Plc (a)	147,701
920	Amgen, Inc.	113,473
9,685	Celgene Corp. (a)	1,352,026
10,200	Cubist Pharmaceuticals, Inc. (a)	746,130
		2,359,330
	Capital Markets - 3.06%
6,570	Ameriprise Financial, Inc.	723,160
1,787	BlackRock, Inc.	561,976
28,595	Franklin Resources, Inc.	1,549,277
38,895	Morgan Stanley	1,212,357
		4,046,770
	Chemicals - 2.00%
6,630	Eastman Chemical Co.	571,572
2,790	Huntsman Corp.	68,132
2,972	Innophos Holdings, Inc.	168,512
7,050	Monsanto Co.	802,079
2,430	PPG Industries, Inc.	470,108
7,580	Rockwood Holdings, Inc.	563,952
		2,644,355
	Commercial Banks - 2.82%
9,297	PNC Financial Services Group, Inc.	808,839
73,865	Popular, Inc. (a)	2,289,076
14,847	U.S. Bancorp	636,343
		3,734,258
Number of Shares		Value
	Commercial Services & Supplies - 1.51%
6,166	ABM Industries, Inc.	$177,211
16,051	Iron Mountain, Inc.	442,526
14,480	Republic Services, Inc.	494,637
13,750	The ADT Corp. (b)	411,813
14,389	The Geo Group, Inc.	463,901
		1,990,088
	Communications Equipment - 3.86%
19,640	Aruba Networks, Inc. (a)(b)	368,250
95,250	Cisco Systems, Inc.	2,134,553
57,115	Juniper Networks, Inc. (a)	1,471,282
14,244	QUALCOMM, Inc.	1,123,282
		5,097,367
	Computers & Peripherals - 5.83%
7,395	Apple, Inc.	3,969,192
19,435	International Business Machines
	Corp. (b)	3,741,043
		7,710,235
	Containers & Packaging - 0.28%
9,548	Bemis Company, Inc.	374,663
	Diversified Financial Services - 1.36%
24,500	Citigroup, Inc.	1,166,200
8,483	CME Group, Inc.	627,827
		1,794,027
	Diversified Telecommunication Services - 0.63%
17,617	Verizon Communications, Inc.	838,041
	Electrical Equipment - 0.77%
9,260	AMETEK, Inc.	476,798
8,064	Emerson Electric Co.	538,675
		1,015,473
	Electronic Equipment & Instruments - 0.66%
42,131	Corning, Inc.	877,167
	Energy Equipment & Services - 1.25%
8,247	Ensco Plc - Class A	435,277
10,660	Halliburton Co.	627,767
7,540	National-Oilwell Varco, Inc.	587,140
		1,650,184
	Food & Staples Retailing - 1.22%
5,770	Costco Wholesale Corp.	644,394
17,525	SYSCO Corp. (b)	633,178
4,451	Wal-Mart Stores, Inc.	340,190
		1,617,762

See notes to financial statements.

58

GuideMarkSM Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Food Products - 2.42%
15,370	B&G Foods, Inc.	$462,791
24,225	General Mills, Inc.	1,255,340
7,300	Hershey Co.	762,120
20,990	Mondelez International, Inc. - Class A (b)	725,204
		3,205,455
	Gas Utilities - 0.88%
7,004	AmeriGas Partners, L.P.	295,919
12,390	National Fuel Gas Co.	867,796
		1,163,715
	Health Care Equipment & Supplies - 4.66%
17,950	ArthroCare Corp. (a)	865,011
22,780	Baxter International, Inc.	1,676,152
4,181	Becton, Dickinson & Co.	489,511
182,230	Boston Scientific Corp. (a)	2,463,750
4,860	The Cooper Companies, Inc.	667,570
		6,161,994
	Health Care Providers & Services - 0.60%
11,484	Owens & Minor, Inc. (b)	402,284
6,805	Quest Diagnostics, Inc.	394,146
		796,430
	Hotels, Restaurants & Leisure - 0.91%
7,086	Bob Evans Farms, Inc.	354,513
9,056	Darden Restaurants, Inc. (b)	459,682
5,320	Starbucks Corp.	390,382
		1,204,577
	Household Durables - 2.84%
27,520	Jarden Corp. (a)	1,646,521
14,080	Whirlpool Corp.	2,104,397
		3,750,918
	Household Products - 1.17%
4,245	Energizer Holdings, Inc.	427,641
6,233	Kimberly-Clark Corp.	687,188
5,366	Procter & Gamble Co.	432,500
		1,547,329
	Insurance - 8.14%
59,305	American International Group, Inc.	2,965,843
50,120	Brown & Brown, Inc.	1,541,691
28,950	Endurance Specialty Holdings Ltd.	1,558,378
19,885	Navigators Group, Inc. (a)	1,220,740
5,569	PartnerRe Ltd.	576,392
Number of Shares		Value
	Insurance (Continued)
65,860	Willis Group Holdings Plc	$2,906,402
		10,769,446
	Internet & Catalog Retail - 1.00%
660	Priceline.com, Inc. (a)	786,647
12,550	Shutterfly, Inc. (a)(b)	535,634
		1,322,281
	Internet Software & Services - 2.12%
6,260	eBay, Inc. (a)	345,802
9,010	Facebook, Inc. - Class A (a)	542,763
1,315	Google, Inc. - Class A (a)	1,465,581
8,883	J2 Global, Inc. (b)	444,594
		2,798,740
	IT Services - 2.01%
2,560	Alliance Data Systems Corp. (a)(b)	697,472
34,867	The Western Union Co.	570,424
13,500	VeriFone Holdings, Inc. (a)	456,570
4,320	Visa, Inc.	932,515
		2,656,981
	Leisure Products - 0.56%
13,223	Hasbro, Inc.	735,463
	Life Sciences Tools & Services - 0.73%
8,050	Thermo Fisher Scientific, Inc.	967,932
	Machinery - 2.51%
5,440	Caterpillar, Inc.	540,573
8,310	Danaher Corp.	623,250
15,585	Dover Corp.	1,274,073
7,390	Parker Hannifin Corp.	884,657
		3,322,553
	Media - 2.15%
5,750	Cinemark Holdings, Inc.	166,808
10,940	Comcast Corp. - Class A	547,219
6,750	Liberty Global Plc - Class A (a)	280,800
6,750	Liberty Global Plc - Class C (a)	274,792
14,981	Shaw Communications, Inc. - Class B (b)	358,046
8,220	The Walt Disney Co.	658,175
16,215	Thomson Reuters Corp. (b)	554,553
		2,840,393
	Metals & Mining - 0.45%
1,768	Compass Minerals International, Inc.	145,895
8,835	Nucor Corp.	446,521
		592,416

See notes to financial statements.

59

GuideMarkSM Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Multiline Retail - 0.99%
12,872	Kohl’s Corp. (b)	$731,129
9,586	Target Corp.	580,049
		1,311,178
	Multi-Utilities - 0.10%
4,289	Avista Corp.	131,458
	Oil & Gas - 5.70%
4,808	Chevron Corp.	571,719
20,410	Cimarex Energy Co.	2,431,035
15,820	Consol Energy, Inc.	632,009
6,550	EOG Resources, Inc.	1,284,914
7,043	Memorial Production Partners LP	158,679
9,596	Occidental Petroleum Corp.	914,403
13,470	Suncor Energy, Inc. - ADR	470,911
7,350	Valero Energy Corp.	390,285
13,518	Williams Partners L.P. (b)	688,607
		7,542,562
	Pharmaceuticals - 6.01%
5,020	Actavis Plc (a)	1,033,367
14,540	Bristol-Myers Squibb Co.	755,353
28,705	GlaxoSmithKline Plc - ADR (b)	1,533,708
56,380	Pfizer, Inc.	1,810,926
53,355	Teva Pharmaceutical Industries
	Ltd. - ADR	2,819,278
		7,952,632
	Professional Services - 0.46%
4,995	IHS, Inc. - Class A (a)	606,892
	Real Estate Management &
	Development - 1.01%
15,880	Alexander & Baldwin, Inc.	675,853
24,160	CBRE Group, Inc. - Class A (a)	662,709
		1,338,562
	Road & Rail - 0.81%
10,955	Norfolk Southern Corp.	1,064,497
	Semiconductor & Semiconductor
	Equipment - 1.04%
7,370	Cavium, Inc. (a)	322,290
40,585	Intel Corp.	1,047,499
		1,369,789
	Software - 4.46%
5,660	Autodesk, Inc. (a)	278,359
15,959	CA, Inc.	494,250
Number of Shares		Value
	Software (Continued)
1,460	Citrix Systems, Inc. (a)	$83,848
75,595	Microsoft Corp.	3,098,639
11,430	Oracle Corp.	467,601
13,320	Qlik Technologies, Inc. (a)	354,179
7,420	Red Hat, Inc. (a)	393,111
6,880	Salesforce.com, Inc. (a)(b)	392,779
5,680	ServiceNow, Inc. (a)	340,346
		5,903,112
	Specialty Retail - 2.53%
7,910	Home Depot, Inc.	625,918
5,680	Signet Jewelers Ltd. (b)	601,285
33,711	Staples, Inc.	382,283
21,500	The TJX Companies, Inc.	1,303,975
6,410	Williams Sonoma, Inc.	427,162
		3,340,623
	Textiles, Apparel & Luxury Goods - 1.67%
9,524	Coach, Inc.	472,962
27,960	VF Corp.	1,730,165
		2,203,127
	Tobacco - 1.44%
23,240	Philip Morris International, Inc.	1,902,659
	Trading Companies & Distributors - 0.24%
16,345	Aircastle Ltd.	316,766
	Wireless Telecommunication Services - 0.80%
18,320	Rogers Communications, Inc. - Class B	759,181
7,982	Vodafone Group Plc - ADR	293,817
		1,052,998
	Total Common Stocks (Cost $98,473,827)	126,582,594
	REAL ESTATE INVESTMENT TRUSTS - 1.41%
	Real Estate Investment Trusts - 1.41%
97,575	iStar Financial, Inc. (a)	1,440,207
18,020	Starwood Property Trust, Inc.	425,092
	Total Real Estate Investment Trusts (Cost $1,108,439)	1,865,299
	SHORT TERM INVESTMENTS - 2.22%
	Money Market Funds - 2.22%
2,938,513	Federated Prime Obligations Fund	2,938,513
	Total Short Term Investments (Cost $2,938,513)	2,938,513

See notes to financial statements.

60

GuideMarkSM Opportunistic Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 6.81%
	Money Market Funds - 6.81%
8,998,359	First American Government Obligations Fund	$8,998,359
	Total Investments Purchased as Securities Lending Collateral (Cost $8,998,359)	8,998,359
	Total Investments (Cost $111,519,138) - 106.17%	140,384,765
	Liabilities in Excess of Other Assets - (6.17)%	(8,155,319)
	TOTAL NET ASSETS - 100.00%	$132,229,446

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.

See notes to financial statements.

61

GuideMarkSM Global Real Return Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	INVESTMENT COMPANIES - 99.44%
	Exchange Traded Funds - 99.44%
26,185	Energy Select Sector SPDR Fund (a)	$2,332,036
17,581	Market Vectors Gold Miners ETF (a)	414,912
11	PowerShares DB Agriculture Fund (b)	312
540,822	PowerShares DB Commodity Index Tracking Fund (a)(b)	14,131,679
76,566	PowerShares Global Agriculture Portfolio (a)	2,336,794
180,698	SPDR Barclays TIPS ETF (a)	10,043,195
97,149	SPDR DB International Government Inflation-Protected Bond ETF	5,837,683
197,618	SPDR Dow Jones International Real Estate ETF	8,135,933
94,603	SPDR Dow Jones REIT ETF (a)	7,381,872
56,592	SPDR Metals and Mining ETF (a)	2,361,584
449,584	SPDR S&P Global Natural Resources ETF (a)(c)	22,632,059
57,734	SPDR S&P International Energy Sector ETF (a)	1,534,627
		77,142,686
	Total Investment Companies (Cost $74,599,554)	77,142,686
Number of Shares		Value
	SHORT TERM INVESTMENTS - 0.68%
	Money Market Funds - 0.68%
531,056	Federated Prime Obligations Fund	$531,056
	Total Short Term Investments (Cost $531,056)	531,056
	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 37.26%
	Money Market Funds - 37.26%
28,902,100	First American Government Obligations Fund	28,902,100
	Total Investments Purchased as Securities Lending Collateral (Cost $28,902,100)	28,902,100
	Total Investments (Cost $104,032,710) - 137.38%	106,575,842
	Liabilities in Excess of Other Assets - (37.38)%	(28,998,929)
	TOTAL NET ASSETS - 100.00%	$77,576,913
Percentages are stated as a percent of net assets.
(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See notes to financial statements.

62

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

Principal
Amount		Value
	ASSET BACKED SECURITIES - 7.37%
105,883	Accredited Mortgage Loan Trust
	Series 2005-3, 0.390%,
	09/25/2035 (a)	$105,414
	Ally Master Owner Trust
255,000	Series 2013-1, 1.000%,
	02/15/2018	255,969
420,000	Series 2013-2, 0.602%,
	04/15/2018 (a)	421,061
535,000	Series 2012-5, 1.540%,
	09/15/2019	533,313
	American Credit Acceptance
	Receivables Trust
257,375	Series 2012-3, 1.640%, 11/15/2016
	(Acquired 11/27/2012 and
	06/21/2013, Cost $257,366) (b)	258,035
201,098	Series 2013-2, 1.320%, 02/15/2017
	(Acquired 07/31/2013,
	Cost $201,092) (b)	201,428
87,801	Series 2014-1, 1.140%,
	03/12/2018 (Acquired 01/07/2014,
	Cost $87,796) (b)	87,844
211,474	Series 2013-1, 1.450%, 04/16/2018
	(Acquired 03/20/2013 and
	02/27/2014, Cost $211,483) (b)	212,384
	AmeriCredit Automobile
	Receivables Trust
250,451	Series 2013-4, 0.740%,
	11/08/2016	250,792
315,000	Series 2012-5, 1.120%,
	11/08/2017	316,296
500,000	Apidos CDO
	Series 2013-12A, 1.339%,
	04/15/2025 (Acquired 03/15/2013,
	Cost $500,000) (a)(b)	491,898
138,828	ARI Fleet Lease Trust
	Series 2012-B, 0.452%, 01/15/2021
	(Acquired 10/16/2012,
	Cost $138,828) (a)(b)	138,700
500,000	Atrium IX
	Series 9-A, 1.533%, 02/28/2024
	(Acquired 01/24/2013,
	Cost $500,000) (a)(b)	495,792

Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
500,000	Atrium X
	Series 10-A, 1.349%, 07/16/2025
	(Acquired 04/25/2013,
	Cost $499,250) (a)(b)	$493,920
360,000	Avery Point CLO Ltd.
	1.754%, 04/25/2026
	(Acquired 03/19/2014,
	Cost $360,000) (a)(b)(i)	360,000
825,000	Babson CLO Ltd.
	Series 2013-IA, 1.337%,
	04/20/2025 (Acquired 05/03/2013,
	Cost $825,000) (a)(b)	811,403
	Capital Auto Receivables Asset Trust
1,240,000	Series 2013-4, 1.090%,
	03/20/2018	1,238,696
315,000	Series 2014-1, 1.320%,
	06/20/2018	315,323
43,017	CarFinance Capital LLC
	Series 2013-1A, 1.650%,
	07/17/2017 (Acquired 05/21/2013,
	Cost $43,016) (b)	43,176
555,000	Carlyle Global Market Strategies
	Series 2013-3A, 1.359%,
	07/15/2025 (Acquired 06/10/2013,
	Cost $553,835) (a)(b)	547,935
235,000	CarMax Auto Owner Trust
	Series 2013-3, 1.490%,
	01/15/2019	236,845
325,000	Cent CLO LP
	Series 2013-20A, 1.724%,
	01/25/2026 (Acquired 12/18/2013,
	Cost $325,000) (a)(b)	325,003
365,000	CIFC Funding Ltd.
	Series 2013-1A, 1.387%, 04/16/2025
	(Acquired 02/22/2013,
	Cost $365,000) (a)(b)	360,167
2,190,000	Citibank Credit Card Issuance Trust
	Series 2013-A3, 1.110%,
	07/23/2018	2,200,873
67,055	Conseco Finance Securitizations Corp.
	Series 2000-4, 8.310%,
	05/01/2032	49,050

See notes to financial statements.

63

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
46,541	Countrywide Asset-Backed Certificates
	Series 2005-4, 4.456%,
	10/25/2035 (a)	$46,760
	CPS Auto Receivables Trust
331,719	Series 2013-C, 1.640%, 04/16/2018
	(Acquired 09/24/2013,
	Cost $331,680) (b)	333,322
113,692	Series 2013-D, 1.540%, 07/16/2018
	(Acquired 12/10/2013,
	Cost $113,681) (b)	114,188
120,000	Series 2014-A, 1.210%, 08/15/2018
	(Acquired 03/10/2014,
	Cost $119,988) (b)	120,036
174,992	Series 2013-A, 1.310%, 06/15/2020
	(Acquired 03/12/2013,
	Cost $174,969) (b)	174,735
	CPS Auto Trust
88,496	Series 2012-C, 1.820%, 12/16/2019
	(Acquired 09/11/2012,
	Cost $88,493) (b)	89,208
137,635	Series 2012-D, 1.480%, 03/16/2020
	(Acquired 12/07/2012,
	Cost $137,618) (b)	138,110
501,116	Series 2013-B, 1.820%, 09/15/2020
	(Acquired 06/13/2013,
	Cost $501,107) (b)	502,384
	Credit Acceptance Auto Loan Trust
265,000	Series 2011-1B, 3.960%, 09/15/2019
	(Acquired 02/07/2013,
	Cost $272,031) (b)	269,241
356,000	Series 2012-2, 1.520%, 03/16/2020
	(Acquired 09/11/2012,
	Cost $355,938) (b)	357,982
425,000	Dryden XXVI Senior Loan Fund
	Series 2013-26A, 1.326%,
	07/15/2025 (Acquired 02/20/2013,
	Cost $425,000) (a)(b)	417,886
147,527	DT Auto Owner Trust
	Series 2014-1, 0.660%, 07/17/2017
	(Acquired 01/14/2014,
	Cost $147,524) (b)	147,568
70,656	Education Funding Capital Trust I
	Series 2004-1, 0.393%,
	12/15/2022 (a)	70,630

Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
215,000	Enterprise Fleet Financing LLC
	Series 2012-1, 1.410%, 11/20/2017
	(Acquired 11/02/2012,
	Cost $216,112) (b)	$216,252
403,976	First Investors Auto Owner Trust
	Series 2013-2A, 1.230%,
	03/15/2019 (Acquired 06/13/2013,
	Cost $403,928) (b)	405,273
	Ford Credit Auto Lease Trust
650,000	Series 2013-A, 0.600%,
	03/15/2016	650,888
580,000	Series 2014-A, 0.900%,
	06/15/2017	579,303
100,000	GCO Education Loan Funding Trust
	Series 2006-1, 0.465%,
	05/25/2036 (a)	88,258
210,000	Hertz Fleet Lease Funding LP
	Series 2013-3, 0.700%, 12/10/2027
	(Acquired 11/20/2013,
	Cost $210,000) (a)(b)	210,533
	HLSS Servicer Advance Receivables
	Backed Note
435,000	Series 2013-T3, 1.793%, 05/15/2046
	(Acquired 05/17/2013 and
	08/28/2013, Cost $431,753) (b)	428,313
370,000	Series 2013-T1, 1.495%,
	01/16/2046 (Acquired 01/16/2013
	through 01/29/2014,
	Cost $370,868) (b)	369,763
175,000	Series 2013-T1, 2.289%,
	01/15/2048 (Acquired 01/16/2013,
	Cost $175,000) (b)	173,384
585,000	Hyundai Auto Receivables Trust
	Series 2014-A, 0.790%,
	07/16/2018	584,049
395,000	ING Investment Management Co.
	Series 2013-3A, 1.686%,
	01/18/2026 (Acquired 11/26/2013,
	Cost $395,000) (a)(b)	394,400
390,000	Limerock CLO
	Series 2014-2A, 1.735%,
	04/18/2026 (Acquired 02/26/2014,
	Cost $389,581) (a)(b)	390,389

See notes to financial statements.

64

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
575,000	Madison Park Funding XI Ltd.
	Series 2013-11A, 1.600%,
	10/23/2025 (Acquired 08/16/2013,
	Cost $574,425) (a)(b)	$570,984
525,000	Mercedes Benz Auto Lease Trust
	Series 2013-B, 0.760%,
	07/15/2019	525,084
477,641	Morgan Stanley
	Series 2003-N, 1.174%,
	10/25/2033 (a)	451,586
285,000	Neuberger Berman CLO Ltd.
	Series 2014-16A, 1.741%,
	04/15/2026 (Acquired 02/11/2014,
	Cost $283,803) (b)	284,823
53,210	Northstar Education Finance, Inc.
	Series 2005-1, 0.335%,
	10/28/2026 (a)	53,243
425,000	Northwoods Capital X Ltd.
	Series 2013-10A, 1.637%,
	11/04/2025 (Acquired 09/12/2013,
	Cost $422,790) (a)(b)	424,333
280,000	Oak Hill Credit Partners
	Series 2013-8A, 1.357%,
	04/20/2025 (Acquired 04/17/2013,
	Cost $280,000) (a)(b)	276,005
410,000	Octagon Investment Partners XVI Ltd.
	Series 2013-1A, 1.358%, 07/17/2025
	(Acquired 05/15/2013,
	Cost $409,344) (a)(b)	404,228
450,000	OZLM Funding Ltd.
	Series 2013-5A, 1.778%, 01/17/2026
	(Acquired 11/22/2013,
	Cost $449,775) (a)(b)	450,471
	Prestige Auto Receivables Trust
220,000	Series 2013-1A, 1.330%,
	05/15/2019 (Acquired 04/03/2013,
	Cost $219,948) (b)	220,346
120,000	Series 2014-1A, 1.520%,
	04/15/2020 (Acquired 03/18/2014,
	Cost $119,993) (b)	119,738
695,000	Race Point VIII CLO Ltd.
	Series 2013-8, 1.485%,
	02/20/2025 (Acquired 02/06/2013,
	Cost $695,000) (a)(b)	690,615

Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
137,759	Residential Asset Mortgage
	Products, Inc.
	Series 2004-R, 0.634%,
	03/25/2034 (a)	$133,678
290,000	Santander Drive Auto
	Receivables Trust
	Series 2012-5, 1.560%,
	08/15/2018	292,511
75,268	SNAAC Auto Receivables Trust
	Series 2013-1A, 1.140%,
	07/16/2018 (Acquired 04/02/2013,
	Cost $75,265) (b)	75,428
225,000	Springleaf Funding Trust
	Series 2014-AA, 2.410%,
	12/15/2022 (Acquired 03/19/2014,
	Cost $224,963) (b)(i)	225,000
92,553	U.S. Education Loan Trust, LLC
	Series 2006-1, 0.366%, 03/01/2025
	(Acquired 08/06/2010,
	Cost $90,470) (a)(b)	92,300
	Westlake Automobile
	Receivables Trust
36,463	Series 2012-1, 1.030%, 03/15/2016
	(Acquired 09/19/2012,
	Cost $36,462) (b)	36,497
245,000	Series 2013-1, 1.120%,
	01/15/2018 (Acquired 09/18/2013,
	Cost $244,973) (b)	245,969
	Total Asset Backed Securities
	(Cost $23,643,775)	23,597,011
	COLLATERALIZED MORTGAGE
	OBLIGATIONS - 5.12%
160,000	Aventura Mall Trust
	Series 2013-AVM, 3.867%,
	12/05/2032 (Acquired 12/10/2013,
	Cost $165,310) (a)(b)	166,925
	Banc of America Commercial
	Mortgage Trust
230,000	Series 2006-2, 5.919%,
	05/10/2045 (a)	249,125
6,671	Series 2007-5, 5.620%,
	02/10/2051	6,663

See notes to financial statements.

65

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
150,000	BB-UBS Trust
	Series 2012-SHOW, 3.430%,
	11/07/2036 (Acquired 12/05/2012,
	Cost $155,979) (b)	$144,060
	Bear Stearns Commercial Mortgage
	Securities Trust
160,000	Series 2006-PW14, 5.201%,
	12/11/2038	174,739
225,000	Series 2005-PW10, 5.405%,
	12/11/2040 (a)	236,262
3,250,000	Series 2006-PW13, 5.540%,
	09/11/2041	3,527,888
125,864	Chase Mortgage Financial Trust
	Series 2007-A1, 2.667%,
	02/25/2037 (a)	120,639
	Citigroup Commercial Mortgage Trust
190,000	Series 2013-GC17, 4.131%,
	11/10/2046	198,620
265,000	Series 2014-GC19, 4.023%,
	03/10/2047	273,583
87,332	Series 2006-C4, 5.783%,
	03/15/2049 (a)	94,567
	COMM Mortgage Trust
120,000	Series 2013-300P, 4.353%,
	08/12/2030 (Acquired 08/15/2013,
	Cost $122,747) (b)	128,072
110,000	Series 2013-LC6, 2.941%,
	01/10/2046 (a)	105,839
265,000	Series 2014-UBS2, 3.961%,
	03/10/2047	272,796
240,000	Commercial Mortgage Loan Trust
	Series 2008-LS1, 6.213%,
	12/10/2049 (a)	266,354
95,000	Commercial Mortgage Pass-Through
	Certificate
	Series 2012-CCRE3, 2.822%,
	10/17/2045	91,181
	Countrywide Home Loans, Inc.
27,400	Series 2004-HYB6, 2.527%,
	11/20/2034 (a)	26,081
125,842	Series 2005-11, 0.754%,
	03/25/2035 (a)	111,899

Principal
Amount		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
120,745	Credit Suisse Commercial
	Mortgage Trust
	Series 2006-C4, 5.467%,
	09/15/2039	$131,002
407,763	Credit Suisse First Boston Mortgage
	Securities Corp.
	Series 2005-C1, 5.014%,
	02/18/2038	416,672
130,000	DBUBS Mortgage Trust
	Series 2011-LC1, 5.002%,
	11/13/2046 (Acquired 05/13/2013,
	Cost $151,777) (b)	145,411
400,000	Four Times Square Trust
	Series 2006-4TS, 5.401%,
	12/13/2028 (Acquired 11/06/2012,
	Cost $459,533) (b)	450,946
	GS Mortgage Securities Corp.
145,000	Series 2012-ALOH, 3.551%,
	04/12/2034 (Acquired 03/08/2013,
	Cost $150,577) (b)	146,498
685,000	Series 2012-GCJ7, 3.377%,
	05/12/2045	694,338
	GS Mortgage Securities Corp. II
145,000	Series 2012-BWTR, 2.954%,
	11/07/2034 (Acquired 12/11/2012,
	Cost $148,095) (b)	138,521
424,356	Series 2005-GG4, 4.751%,
	07/10/2039	436,487
130,000	GS Mortgage Securities Trust
	Series 2013-GC14, 4.243%,
	08/10/2046	137,385
125,000	GSMS Mortgage Securities Trust
	Series 2014-GC20, 3.998%,
	04/10/2047 (i)	128,750
110,000	Hilton USA Trust
	Series 2013-HLT, 2.662%,
	11/07/2030 (Acquired 11/22/2013,
	Cost $110,000) (b)	110,483
1,205,000	JPMBB Commercial Mortgage
	Securities Trust
	Series 2013-C12, 3.157%,
	07/15/2045	1,223,406

See notes to financial statements.

66

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
	JPMorgan Commercial Mortgage
	Securities Trust
145,000	Series 2012-WLDN, 3.905%,
	05/05/2030 (Acquired 05/07/2013
	and 06/25/2013,
	Cost $146,507) (b)	$146,515
130,000	Series 2012-HSBC, 3.093%,
	07/08/2032 (Acquired 03/11/2013,
	Cost $131,961) (b)	127,609
415,000	Series 2005-LDP2, 4.738%,
	07/15/2042	429,172
	Lehman Brothers-UBS Commercial
	Mortgage Trust
240,675	Series 2006-C4, 5.833%,
	06/15/2038 (a)	262,465
625,000	Series 2007-C1, 5.424%,
	02/15/2040	686,658
53,553	Series 2007-C2, 5.430%,
	02/15/2040	59,068
243,145	Series 2007-C6, 5.858%,
	07/15/2040 (a)	261,089
280,000	Merrill Lynch Mortgage Trust
	Series 2006-C1, 5.863%,
	05/12/2039 (a)	302,187
301,782	ML-CFC Commercial
	Mortgage Trust
	Series 2007-5, 5.378%,
	08/12/2048	326,904
160,000	Morgan Stanley
	Series 2007-IQ14, 5.692%,
	04/15/2049 (a)	177,096
165,000	Morgan Stanley Capital I Trust
	Series 2007-IQ16, 5.809%,
	12/12/2049	183,803
130,000	OBP Depositor LLC Trust
	Series 2010-OBP, 4.646%,
	07/17/2045 (Acquired 08/15/2012,
	Cost $148,401) (b)	143,135
	Springleaf Mortgage Loan Trust
189,880	Series 2013-1A, 1.270%,
	06/25/2058 (Acquired 04/03/2013,
	Cost $189,865) (a)(b)	189,612

Principal
Amount		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS (Continued)
325,605	Series 2013-2, 1.780%,
	12/25/2065 (Acquired 07/03/2013,
	Cost $322,301) (a)(b)	$325,859
155,171	Series 2013-2, 3.520%, 12/25/2065
	(Acquired 07/03/2013,
	Cost $149,465) (a)(b)	155,963
225,194	TIAA Seasoned Commercial
	Mortgage Trust
	Series 2007-C4, 5.551%,
	08/15/2039 (a)	229,895
	UBS-Barclays Commercial
	Mortgage Trust
250,000	Series 2012-C4, 2.850%,
	12/10/2045 (a)	238,729
145,000	Series 2012-C2, 3.525%,
	05/10/2063	146,141
280,000	Wachovia Bank Commercial
	Mortgage Trust
	Series 2005-C18, 4.935%,
	04/15/2042	287,792
	Wells Fargo-RBS Commercial
	Mortgage Trust
115,000	Series 2011-C2, 4.869%,
	02/15/2044 (Acquired 05/09/2013
	and 09/19/2013,
	Cost $129,814) (a)(b)	126,874
180,000	Series 2011-C3, 4.375%,
	03/17/2044 (Acquired 11/29/2012,
	Cost $203,296) (b)	192,953
805,000	Series 2014-C19, 3.660%,
	03/15/2047	830,958
200,000	Series 2014-C19, 4.101%,
	03/15/2047	207,368
	Total Collateralized Mortgage
	Obligations (Cost $16,409,296)	16,393,037
	CORPORATE OBLIGATIONS - 39.34%
	Aerospace & Defense - 0.54%
405,000	Precision Castparts Corp.
	0.700%, 12/20/2015	405,654
1,300,000	United Technologies Corp.
	1.800%, 06/01/2017	1,322,741
		1,728,395

See notes to financial statements.

67

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Agricultural Products - 0.05%
175,000	Cargill, Inc.
	4.100%, 11/01/2042 (Acquired
	10/24/2012, Cost $174,669) (b)	$161,917
	Auto Parts & Equipment - 0.19%
610,000	Delphi Corp.
	4.150%, 03/15/2024	610,497
	Banks - 6.42%
	Bank of America Corp.
550,000	2.600%, 01/15/2019	552,788
535,000	7.625%, 06/01/2019	659,187
175,000	5.875%, 01/05/2021	202,199
640,000	4.100%, 07/24/2023	650,413
210,000	4.000%, 04/01/2024	210,181
500,000	6.110%, 01/29/2037	560,986
110,000	7.750%, 05/14/2038	145,502
1,185,000	5.000%, 01/21/2044 (c)	1,214,470
705,000	Bank of Nova Scotia
	0.750%, 10/09/2015	707,179
300,000	Barclays Bank Plc
	2.500%, 02/20/2019	300,867
400,000	BNP Paribas SA
	2.375%, 09/14/2017	410,032
	BPCE SA
415,000	2.500%, 12/10/2018	417,437
220,000	5.150%, 07/21/2024 (Acquired
	01/13/2014, Cost $219,593) (b)	219,298
805,000	Branch Banking & Trust Co.
	1.450%, 10/03/2016	814,563
750,000	Canadian Imperial Bank of Commerce
	2.350%, 12/11/2015	772,124
	Citigroup, Inc.
350,000	5.000%, 09/15/2014	356,818
535,000	1.700%, 07/25/2016	541,381
180,000	4.450%, 01/10/2017	194,532
1,115,000	8.500%, 05/22/2019	1,422,137
325,000	3.875%, 10/25/2023	323,340
125,000	6.125%, 08/25/2036	137,184
285,000	6.675%, 09/13/2043	334,905
285,000	Cooperatieve Centrale Raiffeisen-
	Boerenleenbank BA
	2.125%, 10/13/2015	291,885

Principal
Amount		Value
	Banks (Continued)
760,000	Glitnir Bank
	6.693%, 06/15/2016 (Acquired
	06/14/2006 and 06/21/2006,
	Cost $758,848) (a)(d)(e)	$3,952
400,000	HSBC Holdings Plc
	6.800%, 06/01/2038	493,094
	JPMorgan Chase & Co.
260,000	1.350%, 02/15/2017	259,971
415,000	4.250%, 10/15/2020	444,382
400,000	4.500%, 01/24/2022	431,946
130,000	3.375%, 05/01/2023	123,298
280,000	5.625%, 08/16/2043	302,190
250,000	Kaupthing Bank Hf
	7.125%, 05/19/2016 (Acquired
	05/12/2006, Cost $248,680) (d)(e)	5,313
230,000	KeyCorp
	5.100%, 03/24/2021	257,106
	PNC Funding Corp.
495,000	4.250%, 09/21/2015	519,812
535,000	3.300%, 03/08/2022	539,447
	Royal Bank of Canada
375,000	1.150%, 03/13/2015	378,118
970,000	0.625%, 12/04/2015	970,964
230,000	Royal Bank of Scotland Group Plc
	2.550%, 09/18/2015	234,962
625,000	SunTrust Banks, Inc.
	3.500%, 01/20/2017	660,274
	The Bank of Tokyo-
	Mitsubishi UFJ Ltd.
200,000	2.300%, 03/10/2019
	(Acquired 03/04/2014,
	Cost $199,680) (b)	199,567
200,000	3.750%, 03/10/2024
	(Acquired 03/04/2014,
	Cost $199,570) (b)	201,661
295,000	Toronto-Dominion Bank
	2.625%, 09/10/2018	302,452
	U.S. Bancorp
730,000	1.650%, 05/15/2017	739,453
570,000	1.950%, 11/15/2018	568,581

See notes to financial statements.

68

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
	Wells Fargo & Co.
400,000	2.150%, 01/15/2019	$399,515
155,000	3.450%, 02/13/2023	150,725
445,000	4.125%, 08/15/2023	451,052
80,000	5.375%, 11/02/2043	84,590
341,000	5.606%, 01/15/2044	370,482
		20,532,315
	Beverages - 0.40%
1,270,000	Diageo Capital Plc
	1.500%, 05/11/2017	1,279,487
	Biotechnology - 0.55%
375,000	Amgen, Inc.
	4.950%, 10/01/2041	380,029
270,000	Celgene Corp.
	5.250%, 08/15/2043	289,854
230,000	Genzyme Corp.
	5.000%, 06/15/2020	257,960
	Gilead Sciences, Inc.
155,000	3.700%, 04/01/2024	155,387
640,000	4.800%, 04/01/2044	661,444
		1,744,674
	Capital Markets - 3.52%
355,000	Ameriprise Financial, Inc.
	4.000%, 10/15/2023	366,965
2,210,000	Bear Stearns Companies, Inc.
	7.250%, 02/01/2018	2,633,023
	Goldman Sachs Group, Inc.
835,000	5.950%, 01/18/2018	946,439
125,000	5.750%, 01/24/2022	141,966
510,000	4.000%, 03/03/2024	508,771
290,000	6.750%, 10/01/2037	333,239
	Morgan Stanley
605,000	1.750%, 02/25/2016	613,091
350,000	5.950%, 12/28/2017	399,873
150,000	2.125%, 04/25/2018	149,816
525,000	2.500%, 01/24/2019	524,128
70,000	4.875%, 11/01/2022	73,684
570,000	3.750%, 02/25/2023	567,449
1,130,000	State Street Corp.
	2.875%, 03/07/2016	1,176,865

Principal
Amount		Value
	Capital Markets (Continued)
	The Bank of New York Mellon Corp.
985,000	2.300%, 07/28/2016	$1,018,534
880,000	2.200%, 03/04/2019	878,489
805,000	Wachovia Corp.
	5.750%, 02/01/2018	922,517
		11,254,849
	Chemicals - 0.43%
	Dow Chemical Co.
445,000	4.250%, 11/15/2020	472,065
315,000	3.000%, 11/15/2022	299,985
595,000	LYB International Finance BV
	4.000%, 07/15/2023	607,979
		1,380,029
	Commercial Services & Supplies - 0.22%
650,000	International Lease Finance Corp.
	5.750%, 05/15/2016	700,784
	Communications Equipment - 0.18%
590,000	Cisco Systems Inc.
	1.100%, 03/03/2017	591,625
	Computers & Peripherals - 0.63%
1,075,000	Apple, Inc.
	2.400%, 05/03/2023	998,830
800,000	EMC Corp.
	1.875%, 06/01/2018	800,263
200,000	Hewlett-Packard Co.
	3.000%, 09/15/2016	208,937
		2,008,030
	Consumer Finance - 2.25%
457,000	American Express Co.
	4.050%, 12/03/2042	421,200
	American Express Credit Corp.
1,305,000	1.750%, 06/12/2015	1,323,492
535,000	1.300%, 07/29/2016	539,473
1,185,000	Capital One Financial Corp.
	2.150%, 03/23/2015	1,203,115
	Caterpillar Financial Services Corp.
550,000	1.100%, 05/29/2015	553,892
715,000	1.625%, 06/01/2017	721,418
	John Deere Capital Corp.
565,000	1.050%, 10/11/2016	567,319
675,000	1.300%, 03/12/2018	665,853

See notes to financial statements.

69

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Consumer Finance (Continued)
565,000	PACCAR Financial Corp.
	1.150%, 08/16/2016	$568,633
605,000	Toyota Motor Credit Corp.
	2.050%, 01/12/2017	621,435
		7,185,830
	Diversified Financial Services - 1.42%
	Ford Motor Credit Co. LLC
325,000	2.750%, 05/15/2015	331,718
200,000	5.875%, 08/02/2021 (c)	230,476
	General Electric Capital Corp.
200,000	4.625%, 01/07/2021	220,527
210,000	5.300%, 02/11/2021	236,540
310,000	4.650%, 10/17/2021	340,998
950,000	3.150%, 09/07/2022	940,307
685,000	5.875%, 01/14/2038	810,312
450,000	Hutchison Whampoa International Ltd.
	3.500%, 01/13/2017 (Acquired
	09/06/2012, Cost $466,441) (b)	473,880
585,000	National Rural Utilities Cooperative
	Finance Corp.
	5.450%, 04/10/2017	655,473
300,000	NCUA Guaranteed Notes
	Series 2011-M1, 3.000%, 06/12/2019	315,342
		4,555,573
	Diversified Manufacturing - 0.41%
575,000	Cooper U.S., Inc.
	3.875%, 12/15/2020	602,232
	Tyco Electronics Group SA
230,000	1.600%, 02/03/2015	232,253
405,000	6.550%, 10/01/2017	468,704
		1,303,189
	Diversified Telecommunication
	Services - 1.17%
805,000	AT&T, Inc.
	0.800%, 12/01/2015	805,860
	Verizon Communications, Inc.
235,000	3.650%, 09/14/2018	250,423
250,000	3.500%, 11/01/2021	252,163
1,225,000	5.150%, 09/15/2023	1,343,073
515,000	6.400%, 09/15/2033	613,239
400,000	6.550%, 09/15/2043	488,534
		3,753,292

Principal
Amount		Value
	Electric Utilities - 0.84%
100,000	American Electric Power Co., Inc.
	1.650%, 12/15/2017	$99,451
355,000	Duke Energy Corp.
	3.550%, 09/15/2021	363,188
160,000	Duke Energy Indiana, Inc.
	4.900%, 07/15/2043	172,231
100,000	Massachusetts Electric Co.
	5.900%, 11/15/2039
	(Acquired 07/09/2013,
	Cost $114,439) (b)	118,075
325,000	Nevada Power Co.
	5.875%, 01/15/2015	338,521
150,000	Progress Energy, Inc.
	3.150%, 04/01/2022	147,607
535,000	PSI Energy, Inc.
	6.050%, 06/15/2016	593,200
285,000	Sierra Pacific Power Co.
	3.375%, 08/15/2023	283,307
485,000	Union Electric Co.
	6.700%, 02/01/2019	581,313
		2,696,893
	Energy Equipment & Services - 0.37%
770,000	Halliburton Co.
	3.250%, 11/15/2021	784,716
335,000	Pride International, Inc.
	6.875%, 08/15/2020	400,446
		1,185,162
	Engineering Construction - 0.12%
400,000	ABB Finance USA, Inc.
	2.875%, 05/08/2022	389,684
	Food & Staples Retailing - 0.32%
300,000	CVS Caremark Corp.
	6.250%, 06/01/2027	367,512
265,000	Walgreen Co.
	3.100%, 09/15/2022	255,053
300,000	Wal-Mart Stores, Inc.
	6.500%, 08/15/2037	389,751
		1,012,316
	Food Products - 0.28%
	ConAgra Foods, Inc.
85,000	1.350%, 09/10/2015	85,660
200,000	3.200%, 01/25/2023 (c)	191,377

See notes to financial statements.

70

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Food Products (Continued)
	Kraft Foods Group, Inc.
295,000	1.625%, 06/04/2015	$298,397
325,000	3.500%, 06/06/2022	327,537
		902,971
	Health Care Equipment & Supplies - 0.69%
630,000	Baxter International Inc.
	1.850%, 06/15/2018	627,048
480,000	Becton, Dickinson & Co.
	3.250%, 11/12/2020	492,749
375,000	Covidien International Finance SA
	2.800%, 06/15/2015	384,551
680,000	St. Jude Medical, Inc.
	2.500%, 01/15/2016	697,918
		2,202,266
	Health Care Providers & Services - 1.47%
	Aetna Inc.
130,000	2.200%, 03/15/2019	129,053
445,000	4.750%, 03/15/2044	453,441
550,000	Cardinal Health, Inc.
	3.200%, 03/15/2023	535,781
	Express Scripts Holding Co.
325,000	3.125%, 05/15/2016	338,764
50,000	3.500%, 11/15/2016 (c)	52,973
730,000	Humana, Inc.
	3.150%, 12/01/2022	695,787
320,000	McKesson Corp.
	1.292%, 03/10/2017	319,431
	UnitedHealth Group, Inc.
490,000	1.625%, 03/15/2019	477,156
305,000	3.950%, 10/15/2042	277,230
	WellPoint, Inc.
875,000	4.350%, 08/15/2020	931,141
325,000	3.125%, 05/15/2022	311,564
150,000	5.850%, 01/15/2036	170,222
		4,692,543
	Industrial Conglomerates - 0.20%
555,000	Koninklijke Philips Electronics NV
	5.750%, 03/11/2018	632,726
	Insurance - 1.69%
225,000	American International Group, Inc.
	4.125%, 02/15/2024	230,228

Principal
Amount		Value
	Insurance (Continued)
565,000	Berkshire Hathaway Finance Corp.
	0.950%, 08/15/2016	$568,241
605,000	CNA Financial Corp.
	7.350%, 11/15/2019	742,832
430,000	Liberty Mutual Group, Inc.
	5.000%, 06/01/2021
	(Acquired 04/16/2012,
	Cost $434,566) (b)	463,478
220,000	Lincoln National Corp.
	4.000%, 09/01/2023	224,157
1,365,000	Loews Corp.
	5.250%, 03/15/2016	1,478,265
	Marsh & McLennan Cos., Inc.
100,000	2.300%, 04/01/2017	102,260
200,000	4.050%, 10/15/2023	202,487
405,000	MetLife, Inc.
	4.368%, 09/15/2023	432,188
425,000	New York Life Global Funding
	3.000%, 05/04/2015
	(Acquired 03/19/2012,
	Cost $432,931) (b)	436,095
105,000	Prudential Financial, Inc.
	5.100%, 08/15/2043	110,592
405,000	Trinity Acquisition Plc
	4.625%, 08/15/2023	413,806
		5,404,629
	Internet Software & Services - 0.16%
520,000	eBay, Inc.
	1.350%, 07/15/2017	520,266
	IT Services - 0.15%
495,000	Mastercard, Inc.
	3.375%, 04/01/2024	495,233
	Machinery - 0.44%
615,000	Cummins, Inc.
	3.650%, 10/01/2023	624,712
	Eaton Corp.
450,000	5.600%, 05/15/2018	507,308
290,000	2.750%, 11/02/2022	275,042
		1,407,062
	Media - 1.59%
175,000	CBS Corp.
	7.875%, 07/30/2030	229,948

See notes to financial statements.

71

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Media (Continued)
	Comcast Corp.
1,040,000	5.875%, 02/15/2018	$1,191,860
250,000	2.850%, 01/15/2023 (c)	241,486
265,000	COX Communications, Inc.
	2.950%, 06/30/2023
	(Acquired 04/24/2013,
	Cost $263,834) (b)(c)	242,330
	DIRECTV Holdings, LLC
625,000	3.800%, 03/15/2022 (c)	619,514
285,000	6.350%, 03/15/2040	309,886
275,000	News America, Inc.
	4.500%, 02/15/2021	298,827
	Time Warner Cable, Inc.
246,000	5.850%, 05/01/2017	276,768
250,000	6.750%, 07/01/2018	293,332
40,000	5.000%, 02/01/2020	43,740
100,000	5.500%, 09/01/2041	104,636
	Time Warner, Inc.
400,000	4.700%, 01/15/2021	438,112
225,000	7.625%, 04/15/2031	300,564
135,000	6.500%, 11/15/2036	160,571
	Viacom, Inc.
165,000	2.200%, 04/01/2019	163,788
145,000	5.850%, 09/01/2043	159,912
		5,075,274
	Metals & Mining - 0.51%
420,000	BHP Billiton Finance USA Ltd.
	1.625%, 02/24/2017 (c)	426,331
	Freeport-McMoRan Copper & Gold, Inc.
70,000	3.100%, 03/15/2020	68,189
20,000	3.550%, 03/01/2022	19,133
250,000	3.875%, 03/15/2023	239,488
430,000	Rio Tinto Finance USA Ltd.
	2.500%, 05/20/2016	444,160
165,000	Teck Resources Ltd.
	6.000%, 08/15/2040	165,398
	Xstrata Finance Canada Ltd.
140,000	2.700%, 10/25/2017
	(Acquired 10/18/2012,
	Cost $139,765) (a)(b)	141,814

Principal
Amount		Value
	Metals & Mining (Continued)
135,000	4.000%, 10/25/2022
	(Acquired 10/18/2012,
	Cost $134,658) (b)	$131,876
		1,636,389
	Multi-Utilities - 0.72%
550,000	Dominion Resources, Inc.
	1.400%, 09/15/2017	542,601
395,000	Sempra Energy
	6.500%, 06/01/2016	439,926
1,175,000	Xcel Energy, Inc.
	5.613%, 04/01/2017	1,311,092
		2,293,619
	Oil & Gas - 3.91%
150,000	Anadarko Petroleum Corp.
	8.700%, 03/15/2019	190,348
	BP Capital Markets Plc
605,000	4.500%, 10/01/2020	659,064
835,000	2.500%, 11/06/2022	780,032
	Canadian Natural Resources Ltd.
690,000	3.450%, 11/15/2021	697,395
105,000	3.800%, 04/15/2024	105,744
200,000	Cenovus Energy, Inc.
	5.200%, 09/15/2043	210,874
200,000	CNOOC Finance 2013 Ltd.
	3.000%, 05/09/2023	181,299
910,000	ConocoPhillips
	6.650%, 07/15/2018	1,080,512
	Energy Transfer Partners LP
803,000	8.500%, 04/15/2014	804,566
505,000	4.150%, 10/01/2020	521,865
175,000	5.200%, 02/01/2022	189,211
150,000	5.950%, 10/01/2043	161,994
690,000	Husky Energy, Inc.
	3.950%, 04/15/2022	709,167
150,000	Kinder Morgan Energy Partners LP
	3.500%, 03/01/2021	149,636
365,000	LUKOIL International Finance B.V.
	3.416%, 04/24/2018
	(Acquired 04/17/2013,
	Cost $365,000) (b)	355,966

See notes to financial statements.

72

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Oil & Gas (Continued)
	Nexen, Inc.
100,000	5.875%, 03/10/2035	$109,475
100,000	7.500%, 07/30/2039	130,445
	Petrobras International Finance Co.
260,000	3.500%, 02/06/2017	263,459
280,000	7.875%, 03/15/2019	320,756
310,000	5.375%, 01/27/2021	315,059
250,000	6.875%, 01/20/2040	248,873
325,000	Petroleos Mexicanos
	8.000%, 05/03/2019	398,125
	Phillips 66
330,000	1.950%, 03/05/2015	333,922
545,000	4.300%, 04/01/2022	577,149
960,000	Schlumberger Investment SA
	3.650%, 12/01/2023	975,678
925,000	Shell International Finance BV
	0.625%, 12/04/2015	926,025
230,000	Spectra Energy Partners LP
	4.600%, 06/15/2021	246,734
345,000	Statoil ASA
	1.950%, 11/08/2018	345,655
250,000	Valero Energy Corp.
	9.375%, 03/15/2019	325,662
180,000	Williams Partners LP
	4.300%, 03/04/2024	181,161
		12,495,851
	Pharmaceuticals - 1.23%
	AbbVie, Inc.
455,000	1.750%, 11/06/2017	456,834
330,000	2.900%, 11/06/2022	318,282
895,000	GlaxoSmithKline Capital Plc
	1.500%, 05/08/2017	900,852
430,000	Novartis Capital Corp.
	2.900%, 04/24/2015	441,999
	Sanofi-Aventis SA
875,000	1.250%, 04/10/2018	856,869
445,000	4.000%, 03/29/2021	478,407
480,000	Teva Pharmaceutical Finance
	3.000%, 06/15/2015	493,254
		3,946,497

Principal
Amount		Value
	Pipelines - 0.93%
	DCP Midstream Operating LP
320,000	2.700%, 04/01/2019	$319,600
320,000	5.600%, 04/01/2044	335,256
	Enterprise Products Operating LLC
255,000	3.350%, 03/15/2023	249,212
490,000	6.125%, 10/15/2039	573,636
645,000	Spectra Energy Capital LLC
	5.650%, 03/01/2020	714,219
560,000	TransCanada Pipelines Ltd.
	7.625%, 01/15/2039	784,591
		2,976,514
	Real Estate - 1.84%
445,000	Boston Properties LP
	3.125%, 09/01/2023	418,396
	Duke Realty LP
145,000	3.875%, 02/15/2021	145,469
200,000	4.375%, 06/15/2022	203,977
285,000	ERP Operating LP
	3.000%, 04/15/2023	269,599
	HCP, Inc.
250,000	2.625%, 02/01/2020	244,537
445,000	5.375%, 02/01/2021 (c)	498,934
75,000	Health Care Property Investments, Inc.
	6.000%, 01/30/2017	84,424
	Health Care REIT, Inc.
195,000	2.250%, 03/15/2018	195,760
465,000	4.125%, 04/01/2019	493,195
430,000	5.250%, 01/15/2022	474,406
	Liberty Property LP
275,000	5.500%, 12/15/2016	302,877
25,000	4.125%, 06/15/2022	25,399
25,000	3.375%, 06/15/2023	23,641
155,000	Mid-America Apartments LP
	4.300%, 10/15/2023	156,668
500,000	ProLogis LP
	4.250%, 08/15/2023	509,492
161,000	Realty Income Corp.
	3.250%, 10/15/2022	153,697
950,000	Simon Property Group LP
	2.200%, 02/01/2019	948,404
65,000	UDR, Inc.
	3.700%, 10/01/2020	66,067

See notes to financial statements.

73

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Real Estate (Continued)
	Ventas Realty LP
260,000	2.000%, 02/15/2018	$259,646
150,000	2.700%, 04/01/2020	146,206
250,000	5.700%, 09/30/2043	283,272
		5,904,066
	Road & Rail - 0.73%
	Burlington Northern Santa Fe LLC
355,000	7.950%, 08/15/2030	482,662
275,000	5.150%, 09/01/2043	292,588
	Canadian Pacific Railway Ltd.
309,000	4.500%, 01/15/2022	328,809
25,000	4.450%, 03/15/2023	26,497
	CSX Corp.
895,000	3.700%, 11/01/2023	887,891
275,000	6.150%, 05/01/2037	329,432
		2,347,879
	Semiconductor & Semiconductor
	Equipment - 1.06%
	Altera Corp.
245,000	1.750%, 05/15/2017	246,828
300,000	2.500%, 11/15/2018	300,822
430,000	Analog Devices, Inc.
	3.000%, 04/15/2016	446,779
480,000	Applied Materials, Inc.
	2.650%, 06/15/2016	497,987
	Intel Corp.
960,000	1.350%, 12/15/2017	954,354
400,000	3.300%, 10/01/2021	409,910
225,000	TSMC Global Ltd.
	1.625%, 04/03/2018
	(Acquired 03/27/2013,
	Cost $224,849) (b)	218,685
315,000	Xilinx, Inc.
	2.125%, 03/15/2019	311,609
		3,386,974
	Software - 0.21%
675,000	Oracle Corp.
	1.200%, 10/15/2017	670,272

Principal
Amount		Value
	Specialty Retail - 0.64%
260,000	AutoZone, Inc.
	4.000%, 11/15/2020	$271,416
	Home Depot, Inc.
285,000	2.700%, 04/01/2023	271,798
250,000	5.875%, 12/16/2036	302,138
1,180,000	Lowe’s Cos., Inc.
	3.875%, 09/15/2023	1,218,381
		2,063,733
	Telecommunications - 0.06%
210,000	SBA Tower Trust
	Series 2013-1-2, 3.598%,
	04/15/2043 (Acquired 04/04/2013,
	Cost $210,000) (b)	205,926
	Thrifts & Mortgage Finance - 0.02%
60,000	Santander Holdings USA, Inc.
	4.625%, 04/19/2016	64,036
	Tobacco - 0.14%
	Altria Group, Inc.
34,000	9.700%, 11/10/2018	44,672
425,000	2.850%, 08/09/2022	399,552
		444,224
	Trucking - 0.14%
	Penske Truck Leasing Co., L.P.
400,000	3.125%, 05/11/2015
	(Acquired 05/08/2012,
	Cost $399,827) (b)	409,968
35,000	4.875%, 07/11/2022
	(Acquired 07/16/2013,
	Cost $35,937) (b)	37,138
		447,106
	Wireless Telecommunication Services - 0.50%
680,000	Rogers Communications, Inc.
	5.000%, 03/15/2044	687,269
915,000	Vodafone Group Plc
	1.500%, 02/19/2018	900,479
		1,587,748
	Total Corporate Obligations
	(Cost $124,085,867)	125,878,345

See notes to financial statements.

74

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	FOREIGN GOVERNMENT DEBT
	OBLIGATIONS - 0.24%
	Federal Government of Mexico
222,000	4.750%, 03/08/2044	$212,010
300,000	5.750%, 10/12/2110	296,250
250,000	Republic of Colombia
	4.375%, 07/12/2021	260,625
	Total Foreign Government Debt
	Obligations (Cost $707,105)	768,885
	MORTGAGE BACKED SECURITY -
	U.S. GOVERNMENT AGENCY - 26.79%
	Federal Home Loan Mortgage Corp.
442,008	Series 2590, 5.000%,
	03/15/2018	467,330
800,000	Series K-703, 2.699%,
	05/25/2018 (a)	830,045
6,637	Pool #E9-9763 4.500%,
	09/01/2018	7,032
6,151	Pool #E9-9764 4.500%,
	09/01/2018	6,517
600,000	Series K-705, 2.303%,
	09/25/2018 (a)	611,034
900,000	Series K-706, 2.323%,
	10/25/2018	916,040
600,000	Series K-709, 2.086%,
	03/25/2019	601,117
131,744	Pool #D9-6291 4.500%,
	09/01/2023	140,454
338,472	Pool #G1-3624 5.000%,
	08/01/2024	366,700
3,830,553	Pool #J2-5769 3.500%,
	09/01/2028	4,027,973
410,429	Series 2329, 6.500%,
	06/15/2031	455,804
207,847	Series 2338, 6.500%,
	07/15/2031	234,081
351,611	Pool #78-0447 2.375%,
	04/01/2033 (a)	373,399
261	Pool #A4-3129 5.500%,
	02/01/2036	288
1,188,429	Pool #C0-3815 3.500%,
	03/01/2042	1,195,814
924,604	Pool #U9-0688 4.000%,
	05/01/2042	954,043

Principal
Amount		Value
	MORTGAGE BACKED SECURITY -
	U.S. GOVERNMENT AGENCY
	(Continued)
2,116,599	Pool #Q0-9949 3.000%,
	08/01/2042	$2,047,422
	Federal National Mortgage Association
528,000	Pool #468123 3.840%,
	05/01/2018	571,655
2,102	Pool #685505 5.000%,
	05/01/2018	2,240
1,999	Pool #705709 5.000%,
	05/01/2018	2,130
1,559,339	Pool #AI4868 4.000%,
	06/01/2026	1,658,241
1,272,199	Pool #AJ8325 3.000%,
	12/01/2026	1,308,617
1,349,664	Pool #AB5907 3.000%,
	08/01/2027	1,388,383
1,698,140	Pool #AQ5095 3.000%,
	11/01/2027	1,747,463
984,025	Pool #AL2877 3.500%,
	01/01/2028	1,034,336
223,908	Pool #544859 2.526%,
	08/01/2029 (a)	234,104
314,816	Pool #786848 7.000%,
	10/01/2031	364,653
10,584	Pool #727181 5.000%,
	08/01/2033	11,628
5,360	Pool #730727 5.000%,
	08/01/2033	5,884
1,502	Pool #741862 5.500%,
	09/01/2033	1,672
157,171	Pool #MA1689 4.000%,
	12/01/2033	165,350
2,021	Pool #766197 5.500%,
	02/01/2034	2,235
343	Pool #776974 5.500%,
	04/01/2034	384
291,452	Pool #888504 2.193%,
	04/01/2034 (a)	311,018
12,273	Pool #775776 5.500%,
	05/01/2034	13,587
301,574	Pool #802783 2.237%,
	10/01/2034 (a)	320,583
13,150	Pool #781629 5.500%,
	12/01/2034	14,607

See notes to financial statements.

75

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	MORTGAGE BACKED SECURITY -
	U.S. GOVERNMENT AGENCY
	(Continued)
358	Pool #806098 6.000%,
	12/01/2034	$399
197,571	Pool #735504 6.000%,
	04/01/2035	222,487
12,810	Pool #822815 5.500%,
	04/01/2035	14,123
12,440	Pool #357850 5.500%,
	07/01/2035	13,827
11,191	Pool #820242 5.000%,
	07/01/2035	12,272
2,565	Pool #838452 5.500%,
	09/01/2035	2,850
11,719	Pool #865854 6.000%,
	03/01/2036	13,083
24,327	Pool #891474 6.000%,
	04/01/2036	27,185
20,151	Pool #906000 6.000%,
	01/01/2037	22,467
177	Pool #928062 5.500%,
	02/01/2037	196
327	Pool #899119 5.500%,
	04/01/2037	362
280	Pool #938488 5.500%,
	05/01/2037	310
426	Pool #970131 5.500%,
	03/01/2038	472
477	Pool #981313 5.500%,
	06/01/2038	530
494	Pool #985108 5.500%,
	07/01/2038	548
226	Pool #964930 5.500%,
	08/01/2038	251
226	Pool #987032 5.500%,
	08/01/2038	251
315	Pool #968371 5.500%,
	09/01/2038	350
116,270	Pool #AD0095 6.000%,
	11/01/2038	129,562
155	Pool #993050 5.500%,
	12/01/2038	170
52,263	Pool #993579 4.000%,
	05/01/2039	54,425

Principal
Amount		Value
	MORTGAGE BACKED SECURITY -
	U.S. GOVERNMENT AGENCY
	(Continued)
13,332	Pool #AA5840 4.000%,
	06/01/2039	$13,880
164,407	Pool #AA7670 4.500%,
	06/01/2039	175,589
113,920	Pool #AA8715 4.000%,
	06/01/2039	118,935
13,697	Pool #AA9133 4.500%,
	08/01/2039	14,739
30,478	Pool #AC2861 4.500%,
	08/01/2039	32,787
65,679	Pool #AC6121 4.500%,
	11/01/2039	70,599
11,002	Pool #AC8372 4.500%,
	12/01/2039	11,832
480,940	Pool #AD0586 4.500%,
	12/01/2039	517,357
440,331	Pool #AD5574 5.000%,
	04/01/2040	480,831
1,385,098	Pool #AD4062 5.000%,
	05/01/2040	1,510,783
1,969,947	Pool #AD5661 5.000%,
	05/01/2040	2,154,890
2,667,342	Pool #AD6929 5.000%,
	06/01/2040	2,914,560
2,289,421	Pool #AB1231 5.000%,
	07/01/2040	2,498,419
90,358	Pool #AD7793 4.500%,
	07/01/2040	96,624
28,699	Pool #AD9896 4.000%,
	08/01/2040	29,886
978,250	Pool #AE0217 4.500%,
	08/01/2040	1,045,685
35,853	Pool #AB1500 4.000%,
	09/01/2040	37,339
28,035	Pool #AD9856 4.000%,
	09/01/2040	29,192
32,684	Pool #AE2559 4.000%,
	09/01/2040	34,033
10,861	Pool #AE2562 4.000%,
	09/01/2040	11,306
13,182	Pool #AE2566 4.000%,
	09/01/2040	13,725

See notes to financial statements.

76

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	MORTGAGE BACKED SECURITY -
	U.S. GOVERNMENT AGENCY
	(Continued)
76,474	Pool #AE4124 4.000%,
	10/01/2040	$79,632
44,158	Pool #AE4888 4.000%,
	10/01/2040	45,962
49,417	Pool #AE3916 4.000%,
	11/01/2040	51,445
8,155	Pool #AE5147 4.000%,
	11/01/2040	8,493
93,580	Pool #AE8715 4.000%,
	11/01/2040	97,391
976,219	Pool #AE0698 4.500%,
	12/01/2040	1,043,748
182,877	Pool #AE8893 4.000%,
	12/01/2040	190,441
10,142	Pool #AH0006 4.000%,
	12/01/2040	10,560
28,956	Pool #AH0020 4.000%,
	12/01/2040	30,160
58,264	Pool #AH0599 4.000%,
	12/01/2040	60,686
24,454	Pool #AH0601 4.000%,
	12/01/2040	25,466
94,089	Pool #AE7893 4.000%,
	01/01/2041	97,981
39,142	Pool #AH1263 4.000%,
	01/01/2041	40,765
190,632	Pool #AH2999 4.000%,
	01/01/2041	198,523
603,419	Pool #AB2265 4.000%,
	02/01/2041	629,624
12,322	Pool #AH4659 4.000%,
	02/01/2041	12,833
179,814	Pool #AH5653 4.000%,
	02/01/2041	186,974
78,112	Pool #AH5783 4.000%,
	02/01/2041	81,213
310,301	Pool #AL0934 5.000%,
	02/01/2041	344,462
1,530,870	Pool #AB2537 5.000%,
	03/01/2041	1,679,493
390,297	Pool #AD1889 4.500%,
	03/01/2041	417,314

Principal
Amount		Value
	MORTGAGE BACKED SECURITY -
	U.S. GOVERNMENT AGENCY
	(Continued)
22,067	Pool #AH6150 4.000%,
	03/01/2041	$22,973
73,496	Pool #AH6583 4.000%,
	03/01/2041	76,526
535,032	Pool #AH4246 4.500%,
	04/01/2041	572,121
1,265,764	Pool #AH8854 4.500%,
	04/01/2041	1,352,441
222,800	Pool #AL0215 4.500%,
	04/01/2041	238,013
1,778,718	Pool #AL0247 4.000%,
	04/01/2041	1,856,191
2,700,000	Pool #TBA 4.000%,
	04/15/2041 (f)	2,807,156
973,999	Pool #AI1856 4.500%,
	05/01/2041	1,045,636
230,070	Pool #AL0187 5.000%,
	05/01/2041	251,119
2,383,113	Pool #AL0208 4.500%,
	05/01/2041	2,546,173
35,488	Pool #AL0456 5.000%,
	06/01/2041	38,746
540,843	Pool #AI7368 4.500%,
	07/01/2041	577,925
1,231,630	Pool #AB3395 4.500%,
	08/01/2041	1,315,623
189,833	Pool #AI8154 4.000%,
	08/01/2041	197,717
164,582	Pool #AI8842 4.500%,
	08/01/2041	175,921
37,288	Pool #AJ1080 4.500%,
	09/01/2041	39,838
61,876	Pool #AL0815 4.000%,
	09/01/2041	64,646
21,307	Pool #AJ1562 4.000%,
	10/01/2041	22,255
23,721	Pool #AJ1972 4.000%,
	10/01/2041	24,776
3,145,004	Pool #AJ2212 4.500%,
	10/01/2041	3,372,096
43,061	Pool #AJ3146 4.500%,
	10/01/2041	46,015

See notes to financial statements.

77

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	MORTGAGE BACKED SECURITY -
	U.S. GOVERNMENT AGENCY
	(Continued)
226,378	Pool #AJ4044 4.000%,
	10/01/2041	$236,475
32,422	Pool #AJ4756 4.000%,
	10/01/2041	33,864
1,718,912	Pool #AL0933 5.000%,
	10/01/2041	1,885,913
1,279,220	Pool #AB3876 4.000%,
	11/01/2041	1,330,701
26,113	Pool #AJ3330 4.000%,
	11/01/2041	27,277
29,398	Pool #AJ4549 4.000%,
	11/01/2041	30,711
22,275	Pool #AJ4698 4.000%,
	11/01/2041	23,267
44,566	Pool #AJ5424 4.000%,
	11/01/2041	46,553
22,558	Pool #AJ7840 4.000%,
	11/01/2041	23,561
27,678	Pool #AB3995 4.000%,
	12/01/2041	28,910
229,641	Pool #AB4054 4.000%,
	12/01/2041	239,869
29,008	Pool #AI0848 4.000%,
	12/01/2041	30,303
26,167	Pool #AJ4187 4.000%,
	12/01/2041	27,332
33,987	Pool #AJ5736 4.000%,
	12/01/2041	35,509
24,524	Pool #AJ5968 4.000%,
	12/01/2041	25,539
34,176	Pool #AJ6061 4.000%,
	12/01/2041	35,705
23,811	Pool #AJ7868 4.000%,
	12/01/2041	24,872
47,839	Pool #AJ8104 4.000%,
	12/01/2041	49,978
28,259	Pool #AJ8109 4.000%,
	12/01/2041	29,518
22,305	Pool #AJ8171 4.000%,
	12/01/2041	23,297
33,950	Pool #AJ8341 4.000%,
	12/01/2041	35,470

Principal
Amount		Value
	MORTGAGE BACKED SECURITY -
	U.S. GOVERNMENT AGENCY
	(Continued)
55,961	Pool #AJ8436 4.000%,
	12/01/2041	$58,462
23,263	Pool #AJ8912 4.000%,
	12/01/2041	24,308
26,968	Pool #AJ9248 4.000%,
	12/01/2041	28,171
37,933	Pool #AJ2446 4.000%,
	01/01/2042	39,515
35,066	Pool #AJ7538 4.000%,
	01/01/2042	36,637
15,124	Pool #AJ8001 4.000%,
	01/01/2042	15,749
34,864	Pool #AJ8369 4.000%,
	01/01/2042	36,421
30,392	Pool #AJ9162 4.000%,
	01/01/2042	31,748
171,464	Pool #AJ9330 4.000%,
	01/01/2042	179,143
20,055	Pool #AJ9779 4.000%,
	01/01/2042	20,947
27,960	Pool #AK0170 4.000%,
	01/01/2042	29,206
58,684	Pool #AK0543 4.000%,
	01/01/2042	61,301
22,208	Pool #AK0563 4.000%,
	01/01/2042	23,197
50,943	Pool #AK1827 4.000%,
	01/01/2042	53,219
2,849,445	Pool #AT3202 3.500%,
	05/01/2042	2,871,018
181,932	Pool #AB5529 4.000%,
	07/01/2042	187,856
319,227	Pool #AB6228 3.500%,
	09/01/2042	321,486
304,039	Pool #AL3896 4.500%,
	01/01/2043	324,959
581,452	Pool #AQ9316 2.500%,
	01/01/2043	539,171
5,700,000	Pool #TBA 3.000%,
	04/15/2043 (f)	5,503,172
2,409,592	Pool #MA1510 4.000%,
	07/01/2043	2,487,188

See notes to financial statements.

78

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal
Amount		Value
	MORTGAGE BACKED SECURITY -
	U.S. GOVERNMENT AGENCY
	(Continued)
	Government National Mortgage Association
226,752	Pool #752842X 3.950%,
	07/15/2025	$235,175
31,566	Pool #614436X 5.000%,
	08/15/2033	34,576
476,740	Pool #618907X 5.000%,
	09/15/2033	526,897
55,960	Pool #605098X 5.000%,
	03/15/2034	61,803
59,955	Pool #520279X 5.000%,
	11/15/2034	66,114
1,035,656	Pool #688021X 6.000%,
	10/15/2038	1,162,838
81,511	Pool #736686X 5.000%,
	02/15/2039	89,384
1,347,028	Pool #723248 5.000%,
	10/15/2039	1,485,782
814,054	Pool #726382 5.000%,
	10/15/2039	897,901
327,757	Pool #782916X 5.500%,
	02/15/2040	363,138
1,156,031	Pool #752599C 4.000%,
	10/20/2040	1,217,744
1,646,634	Pool #752631C 4.500%,
	10/20/2040	1,784,180
1,800,000	Pool #TBA 4.000%,
	04/15/2042 (f)	1,891,969
2,062,805	Pool #AD8801X 3.500%,
	03/15/2043	2,112,021
	Total Mortgage Backed Security -
	U.S.Government Agency
	(Cost $84,494,006)	85,727,067
	MUNICIPAL DEBT OBLIGATIONS - 0.51%
	California, GO,
230,000	7.500%, 04/01/2034	310,454
175,000	7.950%, 03/01/2036	206,120
375,000	7.550%, 04/01/2039	521,430
60,000	New York City Transitional Finance
	Authority, Revenue Bond,
	5.000%, 05/01/2042	64,622

Principal
Amount		Value
	MUNICIPAL DEBT OBLIGATIONS
	(Continued)
	University of California, Refunding,
	Revenue Bond,
205,000	4.601%, 05/15/2031	$218,012
275,000	5.000%, 05/15/2038	298,889
	Total Municipal Debt Obligations
	(Cost $1,449,656)	1,619,527
	U.S. GOVERNMENT AGENCY ISSUES - 1.50%
	Federal Home Loan Mortgage Corp.
1,300,000	1.000%, 03/08/2017	1,304,129
400,000	1.250%, 05/12/2017 (c)	403,403
1,200,000	1.000%, 06/29/2017 (c)	1,196,593
	Federal National Mortgage Association
200,000	4.125%, 04/15/2014	200,277
1,700,000	0.625%, 10/30/2014	1,704,900
	Total U.S. Government Agency
	Issues (Cost $4,789,943)	4,809,302
	U.S. TREASURY OBLIGATIONS - 16.77%
	U.S. Treasury Bonds - 3.82%
4,160,417	0.625%, 01/15/2024 (g)	4,177,969
5,985,000	3.125%, 11/15/2041	5,549,220
690,000	3.750%, 11/15/2043	714,474
705,000	3.625%, 02/15/2044 (c)	713,262
1,028,772	1.375%, 02/15/2044 (g)	1,052,241
	U.S. Treasury Notes - 12.95%
2,405,000	0.875%, 09/15/2016	2,418,622
6,870,000	0.875%, 01/31/2017	6,879,391
7,589,400	0.125%, 04/15/2018 (g)	7,768,464
4,950,000	1.625%, 03/31/2019	4,925,057
10,665,000	2.000%, 11/15/2021	10,350,052
9,415,000	2.000%, 02/15/2022	9,104,597
	Total U.S. Treasury Obligations
	(Cost $53,629,266)	53,653,349

Number of
Shares
	SHORT TERM INVESTMENTS - 6.61%
	Money Market Funds - 6.61%
21,137,712	Federated Prime Obligations Fund	21,137,712
	Total Short Term Investments
	(Cost $21,137,712)	21,137,712

See notes to financial statements.

79

GuideMarkSM Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of
Shares		Value
	INVESTMENTS PURCHASED AS
	SECURITIES LENDING
	COLLATERAL - 1.43%
	Money Market Funds - 1.42%
4,554,257	First American Government
	Obligations Fund	$4,554,257
4,931	Reserve Primary Fund (h)	191
	Total Money Market Funds
	(Cost $4,558,512)	4,554,448

Principal
Amount
	Cash - 0.01%
31,712	Cash	31,712
	Total Cash (Cost $31,712)	31,712
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $4,590,224)	4,586,160
	Total Investments
	(Cost $334,936,850) - 105.68%	338,170,395
	Liabilities in Excess
	of Other Assets - (5.68)%	(18,182,651)
	TOTAL NET
	ASSETS - 100.00%	$319,987,744

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2014.
(b)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $21,054,499, which represents 6.58% of total net assets.
(c)	All or portion of this security is on loan.
(d)	Non-income producing. Item identified as in default as to payment of interest.
(e)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as illiquid securities according to the Fund’s liquidity guidelines. The value of these securities total $9,265, which represents 0.00% of total net assets.
(f)	Security purchased on a when-issued basis. On March 31, 2014, the total value of investments purchased on a when-issued basis was $10,202,297 or 3.19% of total net assets.
(g)	Represents a U.S. Treasury Inflation Protected Security.
(h)	As of March 31, 2014, the Fund has fair valued this security and deemed it illiquid. The value of this security was $191, which represents 0.00% of total net assets.
(i)	As of March 31, 2014, the Fund has fair valued these securities. The value of these securities were $713,750, which represents 0.22% of total net assets.

See notes to financial statements.

80

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2014

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS - 97.16%
	Alaska - 1.13%
$195,000	Northern Tobacco Securitization Corp., Series A, Refunding, Revenue Bond, 5.000%, 06/01/2046	$136,777
500,000	Valdez Marine Terminal - BP Pipelines, Series B, Refunding, Revenue Bond, BP Plc Insured, 5.000%, 01/01/2021	579,810
		716,587
	Arizona - 2.71%
590,000	Arizona University System Board of Regents, Series A, Refunding, Revenue Bond, 5.000%, 07/01/2028	661,402
450,000	Phoenix Civic Improvement Wastewater System, Refunding, Revenue Bond, 5.000%, 07/01/2020	493,830
500,000	Salt River Project, Series A, Revenue Bond, 5.000%, 01/01/2021	562,115
		1,717,347
	Arkansas - 0.82%
500,000	University of Arkansas, Series A, Revenue Bond, 4.125%, 11/01/2030	517,935
	California - 9.85%
445,000	California Economic Recovery, Series A, Refunding, GO, 5.250%, 07/01/2021	527,614
395,000	California Municipal Finance Authority, Mobile Home Park, Series A, Refunding, Revenue Bond, 6.400%, 08/15/2045	422,366
250,000	California Pollution Control Financing Authority Water Furnishing, Revenue Bond, 5.000%, 11/21/2045	237,438
350,000	California Statewide Community Development Authority, Refunding, Revenue Bond, 6.125%, 07/01/2046	344,159

Principal Amount		Value
	California (Continued)
$160,000	California Statewide Community
	Development Authority, Series A,
	Revenue Bond,
	6.125%, 11/01/2033	$164,126
1,000,000	California, GO,
	6.500%, 04/01/2033	1,220,860
	California, Refunding, GO,
100,000	5.000%, 09/01/2022	118,025
500,000	5.000%, 11/01/2043	534,515
	Golden State Tobacco Securitization,
	Series A, Refunding, Revenue Bond,
250,000	5.000%, 06/01/2045	250,067
200,000	5.750%, 06/01/2047	161,868
1,000,000	Los Angeles Department of Airports,
	Series A, Refunding, Revenue Bond,
	5.250%, 05/15/2029	1,140,050
275,000	San Joaquin Delta Community
	College District, Series B, GO,
	5.000%, 08/01/2014	279,406
500,000	San Mateo Joint Powers Financing
	Authority, Series A, Refunding,
	Revenue Bond,
	5.250%, 07/15/2025	561,840
250,000	Southern California Public Power
	Authority, Revenue Bond,
	5.250%, 07/01/2028	287,952
		6,250,286
	Colorado - 3.08%
130,000	Colorado Health Facilities Authority,
	Revenue Bond,
	8.000%, 08/01/2043	133,533
125,000	Colorado Health Facilities Authority,
	Series A, Revenue Bond,
	5.750%, 02/01/2044	125,969
500,000	Colorado Regional Transportation
	District, Series A, Revenue Bond,
	5.000%, 11/01/2027	566,630
310,000	Denver Airport, Series B, Refunding,
	Revenue Bond,
	5.000%, 11/15/2024	357,467
700,000	Regional Transportation District,
	Revenue Bond,
	6.000%, 01/15/2026	767,683
		1,951,282

See notes to financial statements.

81

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Connecticut - 0.90%
$500,000	Connecticut Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
	5.000%, 07/01/2025	$568,155
	District of Columbia - 0.65%
380,000	District of Columbia, Series A,
	Revenue Bond,
	5.000%, 10/01/2029	410,085
	Florida - 2.25%
300,000	Brevard County Health Facilities
	Authority, Revenue Bond,
	7.000%, 04/01/2039	331,662
500,000	Florida Board of Education,
	Series C, Refunding, GO,
	4.000%, 06/01/2025	536,315
500,000	Miami-Dade County Health Facilities,
	Series A, Refunding, Revenue Bond,
	5.250%, 08/01/2021	556,455
		1,424,432
	Georgia - 1.15%
350,000	Atlanta Water & Wastewater,
	Revenue Bond,
	6.250%, 11/01/2039	402,199
325,000	Marietta Development Authority,
	Revenue Bond,
	7.000%, 06/15/2039	328,828
		731,027
	Hawaii - 1.59%
85,000	Hawaii, Series CW, Refunding, GO,
	5.000%, 04/01/2024	93,549
415,000	Hawaii, Series DJ, GO,
	5.000%, 04/01/2024	467,655
400,000	Hawaii, Series DZ, GO,
	5.000%, 12/01/2030	450,004
		1,011,208
	Idaho - 1.73%
1,000,000	Boise-Kuna District, Revenue Bond,
	7.375%, 06/01/2034	1,095,200

Principal Amount		Value
	Illinois - 3.02%
$225,000	Illinois Financial Authority,
	Revenue Bond,
	7.000%, 08/15/2044	$246,710
250,000	Metropolitan Pier & Exposition
	Authority, Series B, Refunding,
	Revenue Bond,
	5.000%, 06/15/2023	283,375
150,000	O’Hare International Airport,
	Series D, Refunding, Revenue Bond,
	5.250%, 01/01/2030	162,789
500,000	Railsplitter Tobacco Settlement
	Authority, Revenue Bond,
	6.250%, 06/01/2024	551,435
120,000	Southwestern Illinois Development
	Authority Health Care Facilities,
	Refunding, Revenue Bond,
	7.125%, 11/01/2043	120,527
500,000	University of Illinois, Series C,
	Revenue Bond,
	5.000%, 04/01/2026	551,840
		1,916,676
	Indiana - 3.21%
500,000	Fishers Industry Redevelopment
	District, Saxony Project,
	Revenue Bond,
	5.250%, 07/15/2034	530,100
250,000	Indiana Municipal Power Agency,
	Series A, Refunding, Revenue Bond,
	5.250%, 01/01/2032	274,950
400,000	Sheridan Community School’s
	Building Corporation,
	Revenue Bond, FSA Insured,
	5.500%, 07/15/2020	439,896
125,000	Shoals Exempt Facilities,
	Revenue Bond,
	7.250%, 11/01/2043	128,549
500,000	Tri-Creek Middle School Building
	Corp., Revenue Bond, FSA Insured,
	5.250%, 07/15/2021	540,075
115,000	Valparaiso Exempt Facilities,
	Revenue Bond,
	7.000%, 01/01/2044	122,505
		2,036,075

See notes to financial statements.

82

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Iowa - 0.96%
$600,000	Iowa Finance Authority Pollution
	Control, Revenue Bond,
	FGIC Insured,
	5.000%, 07/01/2014	$606,702
	Kansas - 0.39%
365,000	Wyandotte County/Kansas City
	Unified Government, Series B,
	Refunding, Revenue Bond,
	0.000%, 06/01/2021 (a)	250,755
	Kentucky - 0.17%
100,000	Kentucky Public Transportation
	Infrastructure Authority, Series A,
	Revenue Bond,
	5.000%, 07/01/2017	111,075
	Louisiana - 2.24%
800,000	Louisiana Citizens Property,
	Revenue Bond,
	6.750%, 06/01/2026	936,304
200,000	Louisiana Highway Improvement,
	Series A, Revenue Bond,
	5.000%, 06/15/2029	228,118
125,000	Louisiana Public Facilities Authority,
	Series A, Revenue Bond,
	8.375%, 12/15/2043	127,590
125,000	Saint John Baptist Parish Louisiana
	Revenue Marathon Oil Corp.,
	Series A, Revenue Bond,
	5.125%, 06/01/2037	130,886
		1,422,898
	Maryland - 3.29%
325,000	Anne Arundel County, Tax Allocation,
	6.100%, 07/01/2040	341,455
600,000	Maryland Department of
	Transportation County T
	Construction, Revenue Bond,
	5.500%, 02/01/2017	679,950
400,000	Maryland Department of
	Transportation, Revenue Bond,
	5.000%, 02/15/2026	457,836
180,000	Maryland Economic Development
	Corporation, Refunding, Revenue
	Bond, Consol Energy, Inc. Insured,
	5.750%, 09/01/2025	190,757

Principal Amount		Value
	Maryland (Continued)
$400,000	Maryland Student Housing Economic
	Development, Revenue Bond,
	5.750%, 06/01/2033	$416,904
		2,086,902
	Massachusetts - 3.39%
250,000	Cambridge, GO,
	3.000%, 02/15/2018	268,422
430,000	Massachusetts Development Finance
	Agency, Series A, Revenue Bond,
	5.450%, 04/15/2014	427,635
785,000	Massachusetts Health & Educational
	Facilities Authority, Series A,
	Refunding, Revenue Bond,
	5.500%, 11/15/2036	906,322
500,000	Massachusetts Health & Educational
	Facilities Authority, Series B,
	Revenue Bond,
	5.000%, 10/01/2038	550,740
		2,153,119
	Michigan - 0.73%
400,000	Michigan Finance Authority,
	Series B, Refunding, Revenue Bond,
	5.000%, 07/01/2021	461,812
	Minnesota - 1.25%
150,000	Rochester Health Care & Housing
	Facility, Series A, Refunding,
	Revenue Bond,
	6.875%, 12/01/2048	153,324
560,000	Rochester Health Care Facilities
	Mayo Clinic, Series C, Revenue Bond,
	4.500%, 11/15/2038 (b)	640,147
		793,471
	Missouri - 2.77%
500,000	Missouri Health & Educational
	Facilities Authority, Series A,
	Revenue Bond,
	5.375%, 03/15/2039	543,525
500,000	Missouri Highway & Transportation
	Commission, Series B, Revenue Bond,
	5.000%, 05/01/2024	542,750
250,000	Sikeston Electric, Refunding,
	Revenue Bond,
	5.000%, 06/01/2018	274,235

See notes to financial statements.

83

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Missouri (Continued)
$350,000	St. Louis Airport, Revenue Bond,
	6.625%, 07/01/2034	$398,909
		1,759,419
	Nebraska - 0.88%
500,000	Omaha Public Power Distributors,
	Series B, Revenue Bond,
	5.000%, 02/01/2027	561,305
	New Hampshire - 0.20%
120,000	New Hampshire Health & Educational
	Facilities Authority, Refunding,
	Revenue Bond,
	5.000%, 07/01/2027	126,539
	New Jersey - 2.56%
150,000	City of Paterson, Refunding, GO,
	5.000%, 01/15/2024	166,880
90,000	New Jersey Economic Development
	Authority, Series B, Revenue Bond,
	5.625%, 11/15/2030	91,035
500,000	New Jersey State Transportation
	Trust Fund Authority, Series A,
	Refunding, Revenue Bond,
	5.500%, 12/15/2021	595,190
300,000	New Jersey Turnpike Authority,
	Series B, Refunding, Revenue Bond,
	5.000%, 01/01/2022	348,600
555,000	Tobacco Settlement Financing Corp.,
	Series 1A, Refunding, Revenue Bond,
	5.000%, 06/01/2041	419,219
		1,620,924
	New York - 9.43%
325,000	Brooklyn Arena Local Development
	Corp., Revenue Bond,
	6.500%, 07/15/2030	356,879
500,000	Build NYC Resource Corp.,
	Refunding, Revenue Bond,
	5.000%, 08/01/2020	546,075
95,000	Nassau County Local Economic
	Assistance Corp., Refunding,
	Revenue Bond,
	5.000%, 07/01/2019	107,400

Principal Amount		Value
	New York (Continued)
$40,000	New York City Industrial Development
	Agency, Series A, Refunding,
	Revenue Bond,
	5.000%, 07/01/2022	$43,221
250,000	New York City Municipal Water
	Finance Authority, Series BB,
	Refunding, Revenue Bond
	5.000%, 06/15/2046	264,530
500,000	New York City Transitional Finance
	Authority, Series A-1, Revenue Bond,
	5.000%, 11/01/2042	540,270
900,000	New York City, GO,
	5.375%, 04/01/2036	1,015,371
325,000	New York Dormitory Authority,
	Revenue Bond,
	6.125%, 12/01/2029	326,076
250,000	New York Dormitory Authority,
	Series B, Refunding, Revenue Bond,
	5.000%, 07/01/2038	274,015
500,000	New York Environmental Facilities
	Corporation, Revenue Bond,
	5.500%, 10/15/2027	632,445
500,000	New York Environmental Facilities
	Corporation, Series A, Revenue Bond,
	5.000%, 06/15/2034	548,550
165,000	New York Thruway Authority General
	Revenue Junior Indebtedness,
	Series A, Refunding, Revenue Bond,
	5.000%, 05/01/2019	190,684
200,000	New York, Series E, GO,
	4.000%, 12/15/2027	212,098
125,000	New York, Series E, Refunding, GO,
	5.000%, 08/01/2020	146,129
700,000	Tobacco Settlement Financing Corp.,
	Series B, Refunding, Revenue Bond,
	5.000%, 06/01/2022	779,023
		5,982,766
	North Carolina - 2.64%
115,000	Gaston County Industrial Facilities
	& Pollution Control Financing
	Authority, Revenue Bond,
	5.750%, 08/01/2035	104,128

See notes to financial statements.

84

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	North Carolina (Continued)
$500,000	North Carolina Capital Facilities
	Finance Agency, Series B,
	Refunding, Revenue Bond,
	5.000%, 10/01/2038	$530,565
320,000	North Carolina Eastern Municipal
	Power Agency Power Systems,
	Series A, Revenue Bond,
	5.000%, 01/01/2025	358,969
250,000	North Carolina Eastern Municipal
	Power Agency Power Systems,
	Series B, Refunding, Revenue Bond,
	6.250%, 01/01/2023	310,550
305,000	North Carolina, Series C,
	Refunding, GO,
	5.000%, 05/01/2022	367,382
		1,671,594
	North Dakota - 1.03%
500,000	University of North Dakota,
	Refunding, Revenue Bond,
	5.000%, 04/01/2032	542,825
110,000	Williston Multi-Family Housing,
	Revenue Bond,
	7.750%, 09/01/2038	109,976
		652,801
	Ohio - 2.24%
375,000	Buckeye Tobacco Settlement
	Financial Authority, Series A,
	Revenue Bond,
	5.875%, 06/01/2047	303,071
500,000	Ohio Air Quality Development
	Authority, Series A, Revenue Bond,
	5.700%, 08/01/2020	558,320
500,000	Ohio Higher Education Facilities
	Commission, Refunding,
	Revenue Bond,
	5.000%, 01/01/2026	556,565
		1,417,956
	Oregon - 0.68%
400,000	Clackamas County School
	District, GO,
	5.000%, 06/15/2021 (b)	434,284

Principal Amount		Value
	Pennsylvania - 5.87%
$500,000	Allegheny County Hospital
	Development Authority, Series A,
	Revenue Bond,
	5.000%, 09/01/2014	$510,065
180,000	Allegheny County Industrial
	Development Authority, Refunding,
	Revenue Bond,
	6.500%, 05/01/2017	192,312
350,000	Butler County Hospital Authority,
	Revenue Bond,
	7.125%, 07/01/2029	414,333
200,000	Montgomery County Industrial
	Development Authority,
	Revenue Bond,
	6.000%, 02/01/2021	204,230
400,000	Pennsylvania Economic Development
	Financing Authority, Albert Einstein
	Health Care, Series A, Refunding,
	Revenue Bond,
	6.250%, 10/15/2023	444,064
	Pennsylvania Higher Educational
	Facilities Authority, Revenue Bond,
500,000	5.250%, 07/01/2019	536,115
400,000	5.800%, 07/01/2030	406,652
250,000	Pennsylvania Higher Educational
	Facilities Authority, Series E,
	Refunding, Revenue Bond,
	5.000%, 05/15/2019	287,745
500,000	Philadelphia Gas Works, Refunding,
	Revenue Bond,
	5.250%, 08/01/2017	560,630
150,000	University of Pittsburgh of the
	Commonwealth System of Higher
	Education, Series B, Revenue Bond,
	5.000%, 09/15/2028	166,397
		3,722,543
	Puerto Rico - 1.08%
620,000	Puerto Rico Commonwealth,
	Series B, Prerefunded, GO,
	5.250%, 07/01/2032	686,972

See notes to financial statements.

85

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	South Carolina - 0.72%
$400,000	Charleston Educational Excellence
	Financing Corp., Refunding,
	Revenue Bond,
	5.000%, 12/01/2025	$459,412
	South Dakota - 0.80%
500,000	South Dakota Housing Development
	Authority, Series A, Revenue Bond,
	4.250%, 05/01/2015	510,780
	Texas - 11.19%
430,000	Central Texas Regional Mobility
	Authority, Series A, Refunding,
	Revenue Bond,
	6.000%, 01/01/2041	456,849
635,000	Clifton Texas Higher Education
	Finance Corp., Series A, Refunding,
	Revenue Bond,
	4.000%, 12/01/2015	646,538
200,000	Dallas-Fort Worth International
	Airport, Series B, Revenue Bond,
	5.000%, 11/01/2026	224,738
515,000	Frisco Texas Independent School
	District, Series A, GO,
	6.000%, 08/15/2038	591,637
425,000	Harris County Industrial Development,
	Revenue Bond,
	5.000%, 02/01/2023	456,110
500,000	Houston, GO,
	5.250%, 03/01/2028	555,255
580,000	La Porte Independent School
	District, GO,
	5.250%, 02/15/2024	637,020
250,000	North Texas Tollway Authority,
	Series A, Revenue Bond,
	5.000%, 09/01/2020	294,090
770,000	North Texas Tollway Authority,
	Series E, Refunding, Revenue Bond,
	5.750%, 01/01/2038 (b)	833,363
155,000	San Antonio Electric & Gas,
	Refunding, Revenue Bond,
	5.000%, 02/01/2022	183,720

Principal Amount		Value
	Texas (Continued)
	Texas Private Activity Surface
	Transportation Corp., Revenue Bond,
$445,000	7.500%, 12/31/2031	$518,234
400,000	7.500%, 06/30/2033	468,428
85,000	7.000%, 12/31/2038	96,607
115,000	6.750%, 06/30/2043	127,674
500,000	Texas Transportation Commission,
	Revenue Bond,
	5.000%, 04/01/2018	562,170
400,000	Texas, Series A, GO,
	5.000%, 04/01/2022	447,084
		7,099,517
	Utah - 0.90%
500,000	Utah Associated Municipal Power
	Systems San Juan Project,
	Refunding, Revenue Bond,
	5.500%, 06/01/2022	568,260
	Virginia - 2.60%
1,000,000	Henry County Public Service
	Authority Water & Sewer, Refunding,
	Revenue Bond, FSA Insured,
	5.500%, 11/15/2019	1,136,050
400,000	Virginia College Building Authority
	Educational Facilities, Revenue Bond,
	5.750%, 01/01/2034	511,516
		1,647,566
	Washington - 2.72%
325,000	Central Puget Sound Regional
	Transit Authority, Series P-1,
	Refunding, Revenue Bond,
	5.000%, 02/01/2027	369,792
500,000	Energy Northwest Washington
	Electric, Series D, Revenue Bond,
	5.000%, 07/01/2035	541,360
500,000	King County Hospital, Refunding,
	GO, MBIA Insured,
	5.000%, 12/01/2021	531,175
250,000	Washington Health Care Facilities
	Authority, Refunding, Revenue Bond,
	6.375%, 10/01/2036	281,422
		1,723,749

See notes to financial statements.

86

GuideMarkSM Tax-Exempt Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
	Wisconsin - 4.34%
$500,000	Southeast Wisconsin Professional
	Baseball Park Sales Tax, Series A,
	Revenue Bond, MBIA Insured,
	5.500%, 12/15/2026	$586,600
70,000	Wisconsin Health & Educational
	Facilities Authority, Series A,
	Revenue Bond,
	5.125%, 02/01/2038	63,682
	Wisconsin Public Finance Authority,
	Refunding, Revenue Bond,
220,000	5.000%, 07/01/2022	243,778
150,000	5.750%, 10/01/2031	142,072
500,000	Wisconsin, Series 2, Refunding, GO,
	5.000%, 05/01/2025	579,805
1,000,000	Wisconsin, Series A, Refunding,
	Revenue Bond,
	6.000%, 05/01/2033	1,134,750
		2,750,687
	Total Municipal Debt Obligations
	(Cost $58,453,105)	61,630,103

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.47%
	Money Market Funds - 1.47%
931,487	Fidelity Tax Exempt Portfolio	$931,487
	Total Short Term Investments
	(Cost $931,487)	931,487
	Total Investments
	(Cost $59,384,592) - 98.63%	62,561,590
	Other Assets in Excess
	of Liabilities - 1.37%	867,987
	TOTAL NET
	ASSETS - 100.00%	$63,429,577

Percentages are stated as a percent of net assets.

(a)	Zero coupon bond.
(b)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2014.

Glossary of Terms

FGIC	- Financial Guaranty Insurance Corp.
FSA	- Financial Security Assurance, Inc.
GO	- General Obligation
MBIA	- Municipal Bond Investors Assurance Corp.

See notes to financial statements.

87

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS

March 31, 2014

Principal Amount		Value
	ASSET BACKED SECURITIES - 1.26%
175,000	Ally Master Owner Trust
	Series 2014-2, 0.522%,
	01/16/2018 (a)	$175,071
	American Express Credit Account
	Master Trust
100,000	Series 2013-3A, 0.980%,
	05/15/2019	99,893
200,000	Series 2013-1A, 0.572%,
	02/16/2021 (a)	201,071
90,000	BA Credit Card Trust
	Series 2014-A1, 0.532%,
	06/15/2021 (a)	90,235
125,000	Capital One Multi-Asset Execution
	Trust
	Series 2013-A3, 0.960%,
	09/16/2019	124,606
	Citibank Credit Card Issuance Trust
125,000	Series 2014-A3, 0.356%,
	05/09/2018 (a)	125,054
145,000	Series 2013-A6, 1.320%,
	09/07/2018	146,258
130,000	Series 2014-A2, 1.020%,
	02/22/2019	129,424
255,000	Series 2013-A7, 0.580%,
	09/10/2020 (a)	256,130
	Nissan Auto Receivables Owner Trust
259,152	Series 2013-B, 0.520%, 04/15/2016	259,336
205,000	Series 2013-C, 0.670%, 08/15/2018	205,372
	Sierra Receivables Funding Co. LLC
52,449	Series 2013-1A, 1.590%, 11/20/2029
	(Acquired 10/22/2013,
	Cost $52,332) (b)	52,672
225,943	Series 2013-3A, 2.200%,
	10/20/2030 (Acquired 10/29/2013
	and 03/12/2014, Cost $226,460) (b)	226,943
100,000	Springleaf Funding Trust
	Series 2014-A, 2.410%, 12/15/2022
	(Acquired 03/19/2014,
	Cost $99,984) (b)(c)	100,000
169,167	TAL Advantage V LLC
	Series 2013-2A, 3.550%,
	11/20/2038 (Acquired 10/31/2013,
	Cost $169,094) (b)	169,998

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
35,000	United Airlines Pass Through Trust
	Series 2014-1B, 4.750%, 10/11/2023	$35,350
65,000	USAA Auto Owner Trust
	Series 2012-1, 0.570%, 08/15/2017	65,124
115,000	Virgin Australia
	Series 2013-1, 6.000%, 10/23/2020
	(Acquired 10/07/2013,
	Cost $115,000) (b)	118,450
100,000	World Financial Network Credit
	Card Master Trust
	Series 2014-A, 0.535%,
	12/15/2019 (a)	100,057
	Total Asset Backed Securities
	(Cost $2,673,808)	2,681,044
	BANK LOANS - 4.63%
84,575	Acosta, Inc.
	4.250%, 03/02/2018	85,196
63,563	Activision Blizzard, Inc.
	3.250%, 10/11/2020	63,652
104,586	Affinion Group Holdings, Inc.
	6.750%, 10/09/2016	103,264
58,000	Akorn, Inc.
	3.741%, 11/13/2020	58,815
542,225	Alcatel-Lucent USA, Inc.
	4.500%, 01/30/2019	545,711
74,625	Allflex Holdings III, Inc.
	4.250%, 06/03/2020	74,975
104,738	American Beacon Advisors, Inc.
	4.750%, 11/22/2019	105,785
33,324	American Tire Distributors, Inc.
	4.984%, 06/01/2018	33,532
99,750	Amneal Pharmaceuticals, LLC
	5.753%, 11/01/2019	100,623
128,376	AmWINS Group, Inc.
	5.000%, 09/06/2019	129,499
4,042	AOT Bedding Super Holdings, LLC
	4.250%, 10/01/2019	4,062
125,000	Aptean Holdings, Inc.
	5.250%, 02/05/2020	125,547
115,000	Aramark Corp.
	3.250%, 02/19/2021	114,257
	Ardagh Group S.A.
20,000	3.238%, 12/17/2019	20,069
29,925	4.250%, 12/17/2019	30,081

See notes to financial statements.

88

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	BANK LOANS (Continued)
223,312	Arysta LifeScience Corp.
	4.500%, 05/29/2020	$224,429
235,200	Ascend Performance Materials LLC
	6.750%, 04/10/2018	231,672
67,966	Asurion Corp.
	5.000%, 05/24/2019	68,216
50,000	Audio Visual Services Corp.
	4.500%, 01/22/2021	50,375
74,082	Axalta Coatings Systems, LLC
	4.000%, 02/01/2020	74,280
95,879	Blackboard, Inc.
	4.750%, 10/04/2018	96,790
	BMC Software, Inc.
185,361	5.000%, 09/10/2020	185,013
92,526	5.000%, 09/10/2020	93,500
79,600	Boyd Gaming Corp.
	4.000%, 08/14/2020	79,779
134,587	Brand Energy, Inc.
	4.750%, 11/08/2020	135,292
21,613	Calpine Corp.
	4.000%, 10/30/2020	21,707
17,839	Chemtura Corp.
	3.500%, 08/27/2016	17,969
27,401	CHS/Community Health Systems, Inc.
	4.250%, 01/15/2021	27,667
54,725	Cincinnati Bell, Inc.
	4.000%, 09/10/2020	54,821
49,750	Coinmach Corp.
	4.250%, 11/14/2019	49,819
24,938	Connolly, LLC
	5.000%, 01/24/2021	25,234
85,000	Cooper Gay Swett & Crawford Ltd.
	8.250%, 10/16/2020	83,087
99,750	Crosby Worldwide Ltd.
	4.000%, 11/23/2020	99,625
203,463	Crown Castle International Corp.
	3.250%, 01/31/2019	203,527
139,298	CSC Holdings LLC
	2.652%, 04/17/2020	137,894
39,883	Cumulus Media, Inc.
	4.250%, 12/23/2020	40,248
40,825	DealerTrack Technologies, Inc.
	3.500%, 02/25/2021	41,063

Principal Amount		Value
	BANK LOANS (Continued)
	Del Monte Corp.
220,000	3.500%, 02/21/2020	$219,003
45,000	4.250%, 11/26/2020	45,045
23,555	Dematic Corp.
	4.250%, 12/18/2019	23,599
155,000	Digital Cinema Implementation
	Partners, LLC
	3.250%, 05/17/2021	154,903
6,778	Drew Marine, Inc.
	4.500%, 11/19/2020	6,829
169,150	DS Waters of America, Inc.
	5.250%, 08/30/2020	171,793
80,000	Energy Transfer Equity L.P.
	3.250%, 12/02/2019	79,927
55,000	Entegris, Inc.
	2.984%, 03/25/2021	55,000
39,900	Filtration Group Corporation
	4.500%, 11/21/2020	40,249
69,125	FleetPride Corp.
	5.250%, 11/19/2019	68,491
57,857	Fogo de Chão Churrascaria
	Holdings, LLC
	11.000%, 01/20/2020	58,255
	Garda World Security Corporation
49,247	4.000%, 11/08/2020	49,370
12,598	4.000%, 11/08/2020	12,630
189,050	Gardner Denver, Inc.
	4.250%, 07/30/2020	189,204
153,063	Getty Images, Inc.
	4.750%, 10/18/2019	147,179
140,000	Grifols, S.A.
	3.236%, 03/06/2021	140,088
49,875	Grosvenor Capital Management, L.P.
	3.750%, 11/25/2020	49,750
44,775	Harbor Freight Tools USA, Inc.
	4.750%, 07/26/2019	45,286
30,319	HarbourVest Partners, LLC
	3.250%, 02/03/2021	30,167
128,000	IMG Worldwide, Inc.
	4.483%, 03/12/2021	127,520
40,000	IMS Health Holdings, Inc.
	3.750%, 03/07/2021	39,981
142,003	Infor Global Solutions, Inc.
	3.750%, 06/03/2020	141,790

See notes to financial statements.

89

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	BANK LOANS (Continued)
109,496	Inmar, Inc.
	4.250%, 01/27/2021	$108,675
34,650	Integra Telecom, Inc.
	5.250%, 02/22/2019	34,867
130,000	International Lease Finance Corp.
	3.500%, 02/27/2021	130,255
46,667	iQor, Inc.
	5.236%, 02/14/2021	45,520
95,000	J. Crew Group, Inc.
	4.000%, 02/28/2021	94,926
40,000	La Quinta Holdings, Inc.
	3.234%, 02/21/2021	40,069
118,583	Las Vegas Sands Corp.
	3.250%, 12/19/2020	118,536
	Level 3 Communications, Inc.
32,678	4.000%, 08/01/2019	32,787
110,442	4.000%, 01/15/2020	110,787
91,782	Lightower Fiber Networks, LLC
	4.000%, 04/11/2020	91,839
80,000	Mallinckrodt, LLC
	3.500%, 03/06/2021	80,144
89,325	Matrix Acquisition Corp.
	4.000%, 06/07/2020	89,753
94,526	Microsemi Corporation
	4.204%, 02/19/2020	94,703
72,295	Murray Energy Corporation
	5.250%, 11/21/2019	73,044
39,551	National Mentor Holdings, Inc.
	4.750%, 01/29/2021	39,889
	Nexeo Solutions Holdings, LLC
99,561	5.000%, 09/08/2017	99,810
36,522	5.000%, 09/08/2017	36,590
50,000	Nine West Holdings, Inc.
	3.734%, 06/19/2019	50,344
59,700	NXP Semiconductors N.V.
	3.750%, 01/11/2020	59,588
79,800	Open Text Corporation
	3.250%, 12/19/2020	80,041
41,973	Orascom Construction Industries Co.
	6.250%, 08/20/2019	42,497
218,350	Pacific Drilling Co.
	4.500%, 06/04/2018	219,524
90,000	Paradigm Ltd.
	10.500%, 07/24/2020	91,575

Principal Amount		Value
	BANK LOANS (Continued)
70,000	Patheon, Inc.
	4.250%, 01/23/2021	$69,752
38,024	PharMEDium Services, LLC
	4.250%, 01/23/2021	38,143
118,206	Pinnacle Agriculture Holdings, LLC
	4.750%, 11/15/2018	118,649
60,309	Pinnacle Foods, Inc.
	3.250%, 04/29/2020	60,120
61,920	Planet Fitness (Pty) Ltd.
	3.984%, 03/25/2021	62,462
	PowerTeam Services, LLC
39,700	4.250%, 05/06/2020	39,601
4,950	4.250%, 05/06/2020	4,937
111,021	Quintiles Transnational Holdings, Inc.
	3.750%, 06/08/2018	111,229
14,963	Realogy Holdings Corp.
	3.750%, 03/05/2020	15,056
54,724	Reddy Ice Holdings, Inc.
	6.750%, 05/01/2019	54,450
129,350	Renaissance Learning, Inc.
	6.250%, 10/16/2020	130,051
105,000	Rocket Software, Inc.
	10.250%, 02/08/2019	105,700
68,198	Salix Pharmaceuticals, Ltd.
	4.250%, 01/02/2020	68,901
	SBA Communications Corp.
30,000	3.250%, 02/05/2021	29,944
30,000	3.250%, 02/05/2021	29,944
135,243	Sedgwick CMS Holdings, Inc.
	3.750%, 02/10/2021	134,060
88,875	Sequa Corp.
	5.250%, 06/18/2017	87,153
139,298	Sinclair Broadcast Group, Inc.
	3.000%, 04/09/2020	138,183
80,936	Sprouts Farmers Market, Inc.
	4.000%, 04/23/2020	81,062
48,479	Stallion Oilfield Services, Inc.
	8.000%, 06/19/2018	49,661
81,819	Talbots, Inc.
	3.985%, 03/14/2020	81,921
59,850	Taminco Group Holdings
	3.250%, 02/15/2019	59,925
44,663	Tata Chemicals Ltd.
	3.750%, 08/07/2020	44,914

See notes to financial statements.

90

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	BANK LOANS (Continued)
49,875	The Brickman Group, Ltd.
	4.003%, 12/18/2020	$50,044
107,826	TNT Crane and Rigging, Inc.
	5.500%, 11/26/2020	108,971
49,623	Transdigm Group, Inc.
	3.750%, 02/28/2020	49,716
119,700	Tribune Company
	4.000%, 12/27/2020	119,880
	TriZetto Corp.
137,155	4.750%, 05/02/2018	136,949
35,000	8.500%, 03/28/2019	35,263
34,274	VAT Vakuumventile AG
	4.750%, 01/28/2021	34,595
75,000	Verint Systems, Inc.
	3.500%, 09/06/2019	75,084
12,482	WESCO International, Inc.
	3.750%, 12/12/2019	12,559
217,498	Wilsonart International, Inc.
	4.000%, 10/31/2019	217,226
	Total Bank Loans
	(Cost $9,788,867)	9,855,002
	COLLATERALIZED MORTGAGE OBLIGATIONS - 13.01%
	Adjustable Rate Mortgage
50,033	Series 2004-4, 2.685%,
	03/25/2035 (a)	47,561
58,554	Series 2004-5, 2.556%,
	04/25/2035 (a)	57,175
109,052	Series 2004-5, 2.617%,
	04/25/2035 (a)	108,046
	Alternative Loan Trust
115,986	Series 2005-J1, 5.500%,
	02/25/2025	118,571
42,020	Series 2003-9T1, 5.500%,
	07/25/2033	42,999
51,223	Series 2003-20CB, 5.750%,
	10/25/2033	54,162
93,695	Series 2004-14T2, 5.500%,
	08/25/2034	98,011
88,667	Series 2006-4CB, 5.500%,
	04/25/2036	82,526
228,708	Series 2006-J4, 6.250%,
	07/25/2036	157,305

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
215,012	Series 2007-4CB, 5.750%,
	04/25/2037	$194,193
	Banc of America Alternative Loan
	Trust
69,353	Series 2003-8, 5.500%,
	10/25/2033	71,830
144,770	Series 2003-10, 5.500%,
	12/25/2033	149,211
84,548	Series 2013-10, 5.500%,
	12/25/2033	87,435
	Banc of America Funding Corp.
191,100	Series 2004-B, 2.580%,
	11/20/2034 (a)	182,742
44,542	Series 2005-5, 5.500%,
	09/25/2035	46,895
1,997,180	Series 2006-3, 5.750%,
	03/25/2036	1,879,249
115,894	Series 2008-R4, 0.604%,
	07/25/2037 (Acquired 10/17/2012,
	Cost $80,507) (a)(b)	74,182
127,095	Bank of America Mortgage
	Securities, Inc.
	Series 2005-A, 2.725%,
	02/25/2035 (a)	127,384
240,000	Bear Stearns Commercial Mortgage
	Securities Trust
	Series 2003-PWR2, 6.618%,
	05/11/2039 (Acquired 03/06/2012,
	Cost $245,693) (a)(b)	246,867
835,000	CFCRE Commercial Mortgage Trust
	Series 2011-C1, 5.730%, 04/15/2044
	(Acquired 04/19/2011 and 05/17/2011,
	Cost $828,225) (a)(b)	912,703
	Chase Mortgage Finance Trust
97,741	Series 2007-A1, 2.646%,
	02/25/2037 (a)	96,569
1,318,030	Series 2007-S3, 6.000%,
	05/25/2037	1,140,108
	CHL Mortgage Pass-Through Trust
66,569	Series 2003-57, 5.500%,
	01/25/2034	69,910
68,654	Series 2004-HYB4, 2.501%,
	09/20/2034 (a)	67,273

See notes to financial statements.

91

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
301,602	Series 2004-HYB8, 3.368%,
	01/20/2035 (a)	$297,275
96,162	Series 2005-11, 0.424%,
	04/25/2035 (a)	79,498
86,639	Series 2005-21, 5.500%,
	10/25/2035	80,525
191,359	Series 2006-10, 6.000%,
	05/25/2036	178,319
175,049	Series 2006-20, 6.000%,
	02/25/2037	162,218
120,530	Citicorp Mortgage Securities Trust
	Series 2006-4, 6.000%,
	08/25/2036	123,709
225,000	Citigroup Commercial Mortgage Trust
	Series 2013-375P, 3.635%, 05/10/2035
	(Acquired 05/16/2013,
	Cost $211,145) (a)(b)	207,430
	Citigroup Mortgage Loan Trust
18,669	Series 2005-2, 2.618%,
	05/25/2035 (a)	18,082
512,573	Series 2010-8, 4.000%,
	11/25/2036 (Acquired 11/01/2012,
	Cost $525,675) (b)	531,003
	CitiMortgage Alternative Loan Trust
160,366	Series 2006-A3, 6.000%,
	07/25/2036	144,303
132,862	Series 2006-A3, 6.000%,
	09/25/2036	116,573
301,051	Series 2007-A6, 6.000%,
	06/25/2037	256,859
145,023	Series 2007-A6, 6.000%,
	06/25/2037	123,734
	Credit Suisse First Boston Mortgage
	Securities Corp.
59,066	Series 2005-1, 5.250%,
	05/25/2028	60,240
43,668	Series 2003-AR26, 2.672%,
	11/25/2033 (a)	42,116
37,122	Series 2003-AR28, 2.603%,
	12/25/2033 (a)	35,927
116,595	Series 2004-AR4, 2.573%,
	05/25/2034 (a)	113,545

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
165,356	Series 2005-10, 5.500%,
	11/25/2035	$148,325
188,353	Credit Suisse Mortgage Capital
	Certificates
	Series 2006-8, 6.500%,
	10/25/2021	157,344
	Credit Suisse Mortgage Capital
	Mortgage-Backed Securities
717,092	Series 2006-9, 6.000%,
	11/25/2036	696,772
758,145	Series 2007-1, 6.000%,
	02/25/2037	670,086
100,000	Del Coronado Trust
	Series 2013-HDMZ, 5.152%,
	03/15/2018 (Acquired 04/01/2013,
	Cost $100,086) (a)(b)	100,280
	Deutsche Alt-A Securities, Inc.
72,338	Series 2005-3, 5.250%,
	06/25/2035	74,159
61,598	Series 2005-5, 5.500%,
	11/25/2035 (a)	57,771
895,651	Series 2006-AR1, 5.104%,
	02/25/2036 (a)	756,719
381,000	Extended Stay America Trust
	Series 2013-ESH, 5.521%,
	12/05/2031 (Acquired 01/31/2013,
	Cost $396,992) (a)(b)	396,337
81,910	FDIC Trust
	Series 2013-N1, 4.500%, 10/25/2018
	(Acquired 11/08/2013,
	Cost $82,584) (a)(b)	83,348
663,334	First Horizon Alternative Mortgage
	Securities
	Series 2007-FA4, 6.250%,
	08/25/2037	579,098
794,644	First Horizon Mortgage Pass-Through
	Trust
	Series 2007-4, 6.000%,
	08/25/2037	681,972
19,349	GMAC Mortgage Loan Trust
	Series 2003-J7, 5.000%,
	11/25/2033	20,075

See notes to financial statements.

92

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	GSR Mortgage Loan Trust
151,653	Series 2004-14, 2.753%,
	12/25/2034 (a)	$151,947
58,716	Series 2004-14, 2.761%,
	12/25/2034 (a)	52,947
173,730	Series 2005-AR4, 2.710%,
	07/25/2035 (a)	162,196
233,922	Series 2006-8F, 6.000%,
	09/25/2036	200,693
1,293,586	Series 2006-9F, 6.500%,
	10/25/2036	1,143,432
635,839	Series 2007-4F, 6.000%,
	07/25/2037	583,291
	Hilton USA Trust
100,000	Series 2013-HLT, 3.714%,
	11/07/2030 (Acquired 11/22/2013,
	Cost $100,479) (b)	101,583
100,000	Series 2013-HLT, 4.407%,
	11/07/2030 (Acquired 11/22/2013,
	Cost $100,479) (b)	102,065
100,000	Series 2013-HLT, 4.453%,
	11/07/2030 (Acquired 11/22/2013,
	Cost $100,480) (b)	101,601
902,158	IndyMac IMJA Mortgage Loan Trust
	Series A-1, 6.250%,
	11/25/2037	798,993
	IndyMac INDX Mortgage Loan Trust
883,568	Series 2005-AR1, 2.459%,
	03/25/2035 (a)	885,352
51,996	Series 2005-AR16IP, 0.794%,
	07/25/2045 (a)	47,511
145,640	JPMorgan Alternative Loan Trust
	Series 2006-A1, 2.440%,
	03/25/2036 (a)	127,649
	JPMorgan Chase Commercial
	Mortgage Securities Trust
98,906	Series 2013-JWMZ, 6.152%,
	04/15/2018 (Acquired 05/23/2013,
	Cost $99,702) (a)(b)	99,865
8,625,005	Series 2012-C8, 2.301%,
	10/15/2045 (a)(d)	959,338

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	JPMorgan Mortgage Trust
94,091	Series 2005-A5, 2.858%,
	08/25/2035 (a)	$94,847
202,357	Series 2005-S3, 6.000%
	01/25/2036	179,682
149,421	Series 2006-A7, 2.526%,
	01/25/2037 (a)	132,993
183,337	Series 2007-S1, 5.750%,
	03/25/2037	151,909
	MASTR Adjustable Rate Mortgages
	Trust
147,966	Series 2004-7, 2.496%,
	07/25/2034 (a)	146,540
963,754	Series 2006-2, 2.633%,
	01/25/2036 (a)	946,010
	MASTR Alternative Loan Trust
61,347	Series 2003-9, 5.250%,
	11/25/2033	63,886
69,985	Series 2004-5, 5.500%,
	06/25/2034	73,720
76,400	Series 2004-5, 6.000%,
	06/25/2034	81,259
177,156	Series 2004-8, 6.000%,
	09/25/2034	182,216
24,130	Series 2004-12, 5.250%,
	12/25/2034	24,367
118,931	Merrill Lynch Mortgage Investors
	Trust
	Series 2006-2, 2.106%,
	05/25/2036 (a)	119,646
400,000	Morgan Stanley Capital I Trust
	Series 2011-C2, 5.482%,
	06/15/2044 (Acquired 06/22/2011,
	Cost $348,517) (a)(b)	412,258
1,332,319	Morgan Stanley Mortgage Loan Trust
	Series 2005-10, 6.000%,
	12/25/2035	1,107,914
200,000	Motel 6 Trust
	Series 2012-MTL6, 3.781%,
	10/05/2025 (Acquired 11/02/2012,
	Cost $199,999) (a)(b)	201,941

See notes to financial statements.

93

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
108,972	New York Mortgage Trust
	Series 2006-1, 2.676%,
	05/25/2036 (a)	$98,263
	Residential Asset Securitization Trust
1,232,165	Series 2007-A2, 6.000%,
	04/25/2037	1,096,671
976,706	Series 2007-A6, 6.000%,
	06/25/2037	875,416
1,282,307	Series 2007-A7, 6.000%,
	07/25/2037	1,054,456
159,986	Residential Funding Mortgage
	Securities I
	Series 2006-S1, 5.750%,
	01/25/2036	165,462
91,614	Structured Adjustable Rate Mortgage
	Loan Trust
	Series 2005-14, 0.464%,
	07/25/2035 (a)	76,174
	WaMu Mortgage Pass-Through
	Certificates
49,198	Series 2004-CB2, 5.500%,
	07/25/2034	52,272
260,604	Series 2006-AR19, 2.034%,
	01/25/2047 (a)	236,801
92,726	Series 2007-OA3, 0.889%,
	04/25/2047 (a)	83,655
367,439	Washington Mutual Mortgage
	Pass-Through Certificates
	Series 2006-5, 6.000%,
	07/25/2036	304,742
499,338	Wells Fargo Alternative Loan Trust
	Series 2007-PA1, 6.000%,
	03/25/2037	446,704
	Wells Fargo Mortgage Backed
	Securities Trust
51,405	Series 2003-J, 2.612%,
	10/25/2033 (a)	52,446
131,407	Series 2004-A, 2.634%,
	02/25/2034 (a)	134,353
49,888	Series 2005-AR10, 2.614%,
	06/25/2035 (a)	50,654
160,094	Series 2005-11, 5.500%,
	11/25/2035	168,507

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
115,000	Series 2005-16, 6.000%,
	12/25/2035	$114,262
100,659	Series 2005-17, 5.500%,
	01/25/2036	104,193
	Total Collateralized Mortgage
	Obligations (Cost $27,656,356)	27,659,231

Number of Shares
	COMMON STOCKS - 1.45%
	Automobiles - 0.14%
5,576	General Motors Co.	191,926
850	Toyota Motor Corp. - ADR	95,965
		287,891
	Banks - 0.02%
1,059	HSBC Holdings Plc - ADR	53,829
	Chemicals - 0.17%
1,281	Rockwood Holdings, Inc.	95,307
3,631	The Dow Chemical Co.	176,430
3,455	Tronox Ltd.	82,125
		353,862
	Computers & Peripherals - 0.04%
3,460	EMC Corp.	94,839
	Diversified Telecommunication Services - 0.13%
2,511	AT&T, Inc.	88,061
4,037	Verizon Communications, Inc.	192,040
		280,101
	Food & Staples Retailing - 0.10%
1,629	CVS Caremark Corp.	121,947
1,079	Wal-Mart Stores, Inc.	82,468
		204,415
	Gas Utilities - 0.02%
2,485	Tokyo Gas Co., Ltd. - ADR (e)	50,893
	Industrial Conglomerates - 0.04%
634	Siemens AG - ADR	85,685
	Office Electronics - 0.02%
1,139	Canon, Inc. - ADR	35,377
	Oil & Gas - 0.09%
1,317	Exxon Mobil Corp.	128,645
2,493	Statoil ASA - ADR	70,352
		198,997

See notes to financial statements.

94

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	Pharmaceuticals - 0.38%
988	Bayer AG - ADR	$133,637
2,739	Eli Lilly & Co.	161,218
1,662	GlaxoSmithKline Plc - ADR	88,801
1,237	Johnson & Johnson	121,510
2,936	Pfizer, Inc.	94,304
3,238	Roche Holdings Ltd. - ADR	122,137
1,674	Sanofi - ADR	87,517
		809,124
	Semiconductor & Semiconductor
	Equipment - 0.06%
932	KLA-Tencor Corp.	64,438
1,370	Texas Instruments, Inc.	64,596
		129,034
	Tobacco - 0.11%
2,434	Altria Group, Inc.	91,105
545	British American Tobacco Plc - ADR	60,729
965	Philip Morris International, Inc.	79,004
		230,838
	Trading Companies & Distributors - 0.07%
2,030	Mitsubishi Corp. - ADR (e)	75,354
288	Mitsui & Co., Ltd. - ADR (e)	81,236
		156,590
	Transportation - 0.02%
22	CEVA Holdings, LLC (e)	37,458
	Wireless Telecommunication Services - 0.04%
2,161	Vodafone Group Plc - ADR	79,546
	Total Common Stocks
	(Cost $2,633,600)	3,088,479

Principal Amount
	CONVERTIBLE OBLIGATIONS - 1.42%
	Auto Components - 0.04%
30,000	TRW Automotive, Inc.
	3.500%, 12/01/2015	83,344
	Automobiles - 0.12%
140,000	Ford Motor Co.
	4.250%, 11/15/2016	254,187
	Biotechnology - 0.17%
100,000	Gilead Sciences, Inc.
	1.625%, 05/01/2016	311,250

Principal Amount		Value
	Biotechnology (Continued)
	BioMarin Pharmaceutical, Inc.
20,000	0.750%, 10/15/2018	$22,013
28,000	1.500%, 10/15/2020	31,220
		364,483
	Communications Equipment - 0.05%
75,000	Ciena Corp.
	3.750%, 10/15/2018 (Acquired
	01/17/2012 and 11/04/2013,
	Cost $84,504) (b)	105,328
	Computers & Peripherals - 0.06%
80,000	SanDisk Corp.
	1.500%, 08/15/2017	131,950
	Energy Equipment & Services - 0.05%
85,000	Hornbeck Offshore Services, Inc.
	1.500%, 09/01/2019	96,953
	Health Care Equipment & Supplies - 0.07%
135,000	Hologic, Inc.
	2.000%, 03/01/2042	138,291
	Internet & Catalog Retail - 0.14%
	Priceline.com, Inc.
63,000	1.000%, 03/15/2018	89,499
183,000	0.350%, 06/15/2020 (Acquired
	08/07/2013 through 09/13/2013,
	Cost $185,683) (b)	216,970
		306,469
	Metals & Mining - 0.43%
780,000	B2Gold Corp.
	3.250%, 10/01/2018 (Acquired
	08/19/2013, Cost $780,000) (b)	819,492
74,000	United States Steel Corp.
	2.750%, 04/01/2019	96,246
		915,738
	Oil & Gas - 0.06%
50,000	Chesapeake Energy Corp.
	2.750%, 11/15/2035	52,344
90,000	Peabody Energy Corp.
	4.750%, 12/15/2041	73,237
		125,581
	Pharmaceuticals - 0.06%
35,000	Mylan, Inc.
	3.750%, 09/15/2015	128,822

See notes to financial statements.

95

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	CONVERTIBLE OBLIGATIONS (Continued)
	Semiconductor & Semiconductor Equipment - 0.13%
90,000	Intel Corp.
	3.250%, 08/01/2039	$126,000
15,000	Micron Technology, Inc.
	3.125%, 05/01/2032	37,322
65,000	Xilinx, Inc.
	2.625%, 06/15/2017	122,200
		285,522
	Software - 0.04%
85,000	Nuance Communications, Inc.
	2.750%, 11/01/2031	85,584
	Total Convertible Obligations
	(Cost $2,510,053)	3,022,252

Number of Shares
	CONVERTIBLE PREFERRED STOCKS - 0.54%
	Electric Utilities - 0.01%
400	NextEra Energy, Inc.	24,532
	Metals & Mining - 0.09%
7,595	ArcelorMittal SA	182,128
	Multi-Utilities - 0.02%
698	Dominion Resources, Inc.	40,135
	Oil & Gas - 0.05%
91	Chesapeake Energy Corp. (Acquired
	10/19/2012, Cost $91,288) (b)	101,977
	Real Estate - 0.28%
3,046	iStar Financial, Inc.	196,467
7,500	Weyerhaeuser Co.	409,500
		605,967
	Wireless Telecommunication Services - 0.09%
1,828	Crown Castle International Corp.	185,341
	Total Convertible Preferred Stocks
	(Cost $1,020,165)	1,140,080

Principal Amount
	CORPORATE OBLIGATIONS - 16.88%
	Aerospace & Defense - 0.15%
305,000	Meccanica Holdings USA, Inc.
	6.250%, 01/15/2040
	(Acquired 11/29/2012 and
	12/07/2012, Cost $268,182) (b)	$277,550

Principal Amount		Value
	Aerospace & Defense (Continued)
35,000	Rockwell Collins, Inc.
	0.583%, 12/15/2016 (a)	$35,043
		312,593
	Auto Components - 0.07%
100,000	The Goodyear Tire & Rubber Co.
	6.500%, 03/01/2021	109,500
30,000	Lear Corp.
	5.375%, 03/15/2024	30,675
		140,175
	Automobiles - 0.22%
260,000	Nissan Motor Acceptance Corp.
	0.786%, 03/03/2017 (Acquired
	02/25/2014, Cost $260,000) (a)(b)	260,641
200,000	Volkswagen International Finance NV
	0.676%, 11/18/2016 (Acquired
	11/13/2013, Cost $200,000) (a)(b)	200,444
		461,085
	Banks - 1.94%
630,000	Banco Santander Brasil SA
	8.000%, 03/18/2016 (Acquired
	05/02/2013, Cost $316,348) (b)	259,261
	Bank of America Corp.
140,000	1.266%, 01/15/2019 (a)	141,731
385,000	2.650%, 04/01/2019	386,677
	CIT Group, Inc.
100,000	5.375%, 05/15/2020	107,750
100,000	5.000%, 08/15/2022	104,188
1,000,000	Halyk Savings Bank of Kazakhstan JSC
	7.250%, 01/28/2021 (Acquired
	04/05/2011 and 04/11/2011,
	Cost $1,015,390) (b)	1,054,000
	JPMorgan Chase & Co.
100,000	6.000%, 12/29/2049 (a)	99,000
800,000	4.250%, 11/02/2018	664,763
	Royal Bank of Scotland Group Plc
675,000	6.125%, 12/15/2022	709,299
200,000	6.934%, 04/09/2018	315,257
275,000	Societe Generale SA
	5.000%, 01/17/2024
	(Acquired 01/14/2014,
	Cost $272,506) (b)	274,571
		4,116,497

See notes to financial statements.

96

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Beverages - 0.19%
315,000	Coca-Cola Co.
	0.338%, 11/01/2016 (a)	$315,366
90,000	Crestview DS Merger Sub II, Inc.
	10.000%, 09/01/2021 (Acquired
	02/11/2014, Cost $99,078) (b)	100,350
		415,716
	Business Services - 0.54%
1,120,000	Alfa Bond OJSC Via Alfa Bond
	Issuance Plc
	7.750%, 04/28/2021 (Acquired
	04/19/2011, Cost $1,120,000) (b) .	1,150,800
	Chemicals - 0.48%
660,000	Hercules, Inc.
	6.500%, 06/30/2029	587,400
	INEOS Group Holdings SA
100,000	6.500%, 08/15/2018 (Acquired
	05/02/2013, Cost $130,659) (b)	145,009
100,000	5.750%, 02/15/2019 (Acquired
	02/11/2014, Cost $136,400) (b)	141,538
140,000	Monsanto Co.
	0.436%, 11/07/2016 (a)	140,308
		1,014,255
	Commercial Services & Supplies - 0.12%
250,000	ServiceMaster Co.
	7.000%, 08/15/2020	265,937
	Communications - 0.10%
200,000	Univision Communications, Inc.
	7.875%, 11/01/2020 (Acquired
	04/20/2011, Cost $210,427) (b)	222,000
	Construction & Engineering - 0.05%
300,000	Odebrecht Finance Ltd.
	8.250%, 04/25/2018 (Acquired
	04/17/2013, Cost $149,348) (b)	111,062
	Construction Materials - 0.17%
100,000	Cemex Finance LLC
	5.250%, 04/01/2021 (Acquired
	03/25/2014, Cost $138,265) (b)(c)	137,766
200,000	Cemex S.A.B. de C.V.
	9.000%, 01/11/2018 (Acquired
	07/06/2011 and 07/13/2012,
	Cost $192,733) (b)	218,500
		356,266

Principal Amount		Value
	Consumer Finance - 0.29%
200,000	Ally Financial, Inc.
	7.500%, 09/15/2020	$238,500
150,000	Caterpillar Financial Services Corp.
	0.466%, 03/03/2017 (a)	150,024
	SLM Corp.
100,000	8.450%, 06/15/2018	118,125
100,000	5.500%, 01/15/2019	106,125
		612,774
	Containers & Packaging - 0.10%
200,000	Ardagh Packaging Finance Plc
	9.125%, 10/15/2020 (Acquired
	11/26/2013, Cost $215,694) (b)	224,000
	Diversified Financial Services - 0.88%
200,000	Ford Motor Credit Co. LLC
	1.006%, 01/17/2017 (a)	201,241
	General Electric Capital Corp.
300,000	7.125%, 06/15/2022 (a)	342,542
145,000	0.457%, 01/14/2016 (a)	145,167
100,000	General Motors Financial Co., Inc.
	3.250%, 05/15/2018	101,250
250,000	Hyundai Capital Services, Inc.
	1.035%, 03/18/2017 (Acquired
	03/11/2014, Cost $250,000) (a)(b)	250,472
	Icahn Enterprises LP
236,000	4.875%, 03/15/2019 (Acquired
	01/08/2014, Cost $236,000) (b)	240,720
200,000	5.875%, 02/01/2022 (Acquired
	01/22/2014, Cost $200,000) (b)	203,500
100,000	Nuveen Investments, Inc.
	9.500%, 10/15/2020 (Acquired
	09/12/2012, Cost $100,000) (b)	107,000
100,000	PNK Finance Corp.
	6.375%, 08/01/2021 (Acquired
	07/30/2013, Cost $100,000) (b)	104,500
185,733	Schahin II Finance Co. SPV Ltd.
	5.875%, 09/25/2022 (Acquired
	03/21/2012, Cost $185,733) (b)	179,465
		1,875,857
	Diversified Telecommunication Services - 0.35%
100,000	Cricket Communications, Inc.
	7.750%, 10/15/2020	114,475
100,000	Frontier Communications Corp.
	7.875%, 01/15/2027	101,250

See notes to financial statements.

97

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Diversified Telecommunication Services (Continued)
525,000	Verizon Communications, Inc.
	4.150%, 03/15/2024	$534,455
		750,180
	Electric Utilities - 0.51%
580,000	Cia de Eletricidade do Estado da Bahia
	11.750%, 04/27/2016 (Acquired
	04/19/2011, Cost $367,321) (b)	244,755
60,000	Duke Energy Progress, Inc.
	0.435%, 03/06/2017 (a)	59,992
500,000	Enel SpA
	8.750%, 09/24/2073 (Acquired
	09/17/2013 and 01/27/2014,
	Cost $515,853) (b)	562,300
200,000	InterGen NV
	7.000%, 06/30/2023 (Acquired
	06/07/2013, Cost $196,463) (b)	211,000
		1,078,047
	Energy Equipment & Services - 0.10%
200,000	CGG
	7.750%, 05/15/2017	203,500
13,000	Pioneer Energy Services Corp.
	6.125%, 03/15/2022 (Acquired
	03/04/2014, Cost $13,000) (b)	13,260
		216,760
	Food Distributors - 0.02%
50,000	KeHE Distributors LLC / KeHE
	Finance Corp.
	7.625%, 08/15/2021 (Acquired
	07/30/2013, Cost $50,000) (b)	53,844
	Food Products - 0.30%
445,000	BRF SA
	7.750%, 05/22/2018 (Acquired
	05/15/2013, Cost $219,889) (b)	162,487
142,000	Del Monte Corp.
	7.625%, 02/15/2019	148,124
200,000	JBS USA, LLC / JBS USA Finance, Inc.
	8.250%, 02/01/2020 (Acquired
	01/25/2012 and 05/17/2012,
	Cost $197,069) (b)	220,000

Principal Amount		Value
	Food Products (Continued)
100,000	Sun Merger Sub, Inc.
	5.875%, 08/01/2021 (Acquired
	07/19/2013, Cost $100,000) (b)	$104,000
		634,611
	Health Care Providers & Services - 0.61%
105,000	BioScrip, Inc.
	8.875%, 02/15/2021 (Acquired
	02/06/2014 and 02/07/2014,
	Cost $105,700) (b)	109,594
75,000	Catamaran Corp.
	4.750%, 03/15/2021	76,219
	CHS/Community Health Systems, Inc.
200,000	8.000%, 11/15/2019	220,750
115,000	6.875%, 02/01/2022 (Acquired
	01/15/2014, Cost $115,000) (b)	120,750
	HCA, Inc.
200,000	7.875%, 02/15/2020	213,400
215,000	5.000%, 03/15/2024	215,940
	Tenet Healthcare Corp.
100,000	8.125%, 04/01/2022	112,000
100,000	5.000%, 03/01/2019 (Acquired
	03/05/2014, Cost $100,000) (b)	100,125
117,000	WellCare Health Plans, Inc.
	5.750%, 11/15/2020	123,435
		1,292,213
	Holding Companies-Diversified - 0.17%
100,000	Faenza GmbH
	8.250%, 08/15/2021 (Acquired
	07/25/2013, Cost $132,850) (b)	152,231
200,000	Stena AB
	7.000%, 02/01/2024 (Acquired
	01/17/2014, Cost $200,000) (b)	204,000
		356,231
	Hotels, Restaurants & Leisure - 0.22%
250,000	Caesars Entertainment Operating Co., Inc.
	11.250%, 06/01/2017	241,250
200,000	MGM Resorts International
	7.500%, 06/01/2016	223,750
		465,000

See notes to financial statements.

98

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Household Durables - 0.07%
145,000	Desarrolladora Homex SAB de CV
	9.750%, 03/25/2020 (Acquired
	04/12/13 through 04/17/2013,
	Cost $85,866) (b)(f)	$16,856
125,000	KB Home
	7.000%, 12/15/2021	134,844
		151,700
	Household Products - 0.20%
145,000	Procter & Gamble Co.
	0.317%, 11/04/2016 (a)	145,057
250,000	Reynolds Group Issuer LLC
	8.250%, 02/15/2021	274,062
		419,119
	Independent Power & Renewable Electricity
	Producers - 0.10%
15,000	AES Corp.
	5.500%, 03/15/2024	14,925
	Calpine Corp.
100,000	6.000%, 01/15/2022 (Acquired
	10/17/2013, Cost $99,193) (b)	105,500
100,000	5.875%, 01/15/2024 (Acquired
	10/29/2013, Cost $100,000) (b)	102,000
		222,425
	Insurance - 0.54%
700,000	Assicurazioni Generali SpA
	7.750%, 12/12/2042 (a)	1,154,956
	Internet Software & Services - 0.05%
100,000	Equinix, Inc.
	5.375%, 04/01/2023	102,500
	IT Services - 0.06%
120,000	iGATE Corp.
	4.750%, 04/15/2019 (Acquired
	03/19/2014, Cost $120,000) (b)	121,050
	Machinery - 0.11%
22,000	BlueLine Rental Finance Corp.
	7.000%, 02/01/2019 (Acquired
	01/16/2014, Cost $22,000) (b)	23,320
200,000	Navistar International Corp.
	8.250%, 11/01/2021	204,750
		228,070

Principal Amount		Value
	Media - 0.56%
100,000	CCO Holdings LLC / CCO Holdings
	Capital Corp.
	5.250%, 09/30/2022	$99,125
200,000	Clear Channel Communications, Inc.
	9.000%, 03/01/2021	209,750
	Clear Channel Worldwide Holdings, Inc.
85,000	7.625%, 03/15/2020	92,225
100,000	6.500%, 11/15/2022	107,375
200,000	Columbus International, Inc.
	7.375%, 03/30/2021 (Acquired
	03/24/14, Cost $200,000) (b)	206,250
150,000	DISH DBS Corp.
	7.125%, 02/01/2016	164,250
100,000	Gannett Co., Inc.
	5.125%, 07/15/2020 (Acquired
	07/24/2013, Cost $98,566) (b)	103,250
200,000	VTR Finance BV
	6.875%, 01/15/2024 (Acquired
	01/17/2017, Cost $200,000) (b)	208,500
		1,190,725
	Metals & Mining - 0.36%
45,000	Allegheny Technologies, Inc.
	5.950%, 01/15/2021	47,564
200,000	Arcelormittal SA
	6.000%, 03/01/2021	214,250
	First Quantum Minerals Ltd.
115,000	6.750%, 02/15/2020 (Acquired
	05/15/2012, Cost $98,858) (b)	117,013
115,000	7.000%, 02/15/2021 (Acquired
	05/15/2012, Cost $98,807) (b)	117,587
250,000	FMG Resources Ltd.
	6.875%, 02/01/2018 (Acquired
	04/26/2011, Cost $262,587) (b)	264,062
		760,476
	Multi-Utilities - 0.09%
250,000	Texas Competitive Electric
	Holdings Co., LLC
	11.500%, 10/01/2020 (Acquired
	04/14/2011 and 11/09/2011,
	Cost $242,815) (b)	193,125

See notes to financial statements.

99

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Oil & Gas - 3.78%
125,000	BP Capital Markets Plc
	0.656%, 11/07/2016 (a)	$125,597
200,000	Chaparral Energy, Inc.
	8.250%, 09/01/2021	221,000
200,000	Chesapeake Energy Corp.
	6.125%, 02/15/2021	219,000
100,000	Clayton Williams Energy, Inc.
	7.750%, 04/01/2019	106,750
280,000	Continental Resources, Inc.
	5.000%, 09/15/2022	294,350
100,000	Halcon Resources Corp.
	9.250%, 02/15/2022 (Acquired
	08/08/2013, Cost $100,000) (b)	104,750
75,000	Jones Energy Holdings LLC
	6.750%, 04/01/2022 (Acquired
	03/27/2014, Cost $75,000) (b)	76,500
250,000	Linn Energy LLC / Linn Energy
	Finance Corp.
	7.750%, 02/01/2021	270,000
200,000	Offshore Group Investment Ltd.
	7.500%, 11/01/2019	214,000
100,000	Penn Virginia Corporation
	8.500%, 05/01/2020	111,750
340,000	Petrobras Global Finance BV
	6.250%, 03/17/2024	351,139
	Petroleos de Venezuela SA
485,000	5.500%, 04/12/2037	253,412
4,650,000	4.900%, 10/28/2014	4,452,375
43,000	Petroleos Mexicanos
	7.650%, 11/24/2021 (Acquired
	12/01/2011, Cost $316,078) (b)	345,250
250,000	Plains Exploration & Production Co.
	6.625%, 05/01/2021	275,000
	OGX Austria GmbH
200,000	8.500%, 06/01/2018 (Acquired
	04/17/2013, Cost $117,896) (b)(f)	11,000
800,000	8.375%, 04/01/2022 (Acquired
	03/27/2012 through 06/29/2012,
	Cost $770,692) (b)(f)	40,000
200,000	Quicksilver Resources, Inc.
	9.125%, 08/15/2019	200,000

Principal Amount		Value
	Oil & Gas (Continued)
200,000	Samson Investment Co.
	10.750%, 02/15/2020 (Acquired
	02/06/2012, Cost $200,000) (b)	$219,000
145,000	Shell International Finance BV
	0.446%, 11/15/2016 (a)	145,246
		8,036,119
	Pharmaceuticals - 0.27%
200,000	Grifols Worldwide Operations Ltd.
	5.250%, 04/01/2022 (Acquired
	03/05/2014, Cost $200,000) (b)	205,000
135,000	Johnson & Johnson
	0.303%, 11/28/2016 (a)	135,234
200,000	VPII Escrow Corp.
	7.500%, 07/15/2021 (Acquired
	06/27/2013, Cost $200,000) (b)	226,000
		566,234
	Pipelines - 0.14%
100,000	Regency Energy Partners LP
	5.875%, 03/01/2022	104,000
	Sabine Pass Liquefaction LLC
100,000	5.625%, 04/15/2023	99,875
100,000	5.625%, 02/01/2021	103,625
		307,500
	Publishing - 0.05%
100,000	Visant Corp.
	10.000%, 10/01/2017	100,125
	Real Estate - 0.26%
150,000	Host Hotels & Resorts LP
	5.250%, 03/15/2022	163,472
375,000	Rialto Holdings LLC / Rialto Corp.
	7.000%, 12/01/2018 (Acquired
	11/08/2013 through 03/06/2014,
	Cost $377,700) (b)	386,953
		550,425
	Road & Rail - 0.14%
195,000	Canadian National Railway Co.
	0.436%, 11/06/2015 (a)	195,079
100,000	PBF Holding Co. LLC / PBF
	Finance Corp.
	8.250%, 02/15/2020	109,000
		304,079

See notes to financial statements.

100

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Semiconductor & Semiconductor Equipment - 0.21%
250,000	Abengoa Finance SAU 8.875%, 11/01/2017 (Acquired 04/12/2011, Cost $252,698) (b)	$281,875
94,000	Freescale Semiconductor, Inc. 8.050%, 02/01/2020	103,752
40,000	Novellus Systems, Inc. 2.625%, 05/15/2041	68,475
		454,102
	Software - 0.29%
210,000	Blackboard, Inc. 7.750%, 11/15/2019 (Acquired 10/24/2013, Cost $210,000) (b)	221,025
100,000	BMC Software Finance, Inc. 8.125%, 07/15/2021 (Acquired 08/07/2013, Cost $100,000) (b)	105,750
	First Data Corp.
150,000	8.250%, 01/15/2021 (Acquired 02/17/2012 and 04/24/2012, Cost $146,987) (b)	163,500
100,000	12.625%, 01/15/2021	119,500
		609,775
	Telecommunication Services - 0.86%
200,000	Digicel Group Ltd. 8.250%, 09/30/2020 (Acquired 09/05/2012, Cost $200,000) (b)	214,500
250,000	Intelsat Jackson Holdings SA 7.500%, 04/01/2021	275,625
200,000	Lynx II Corp. 6.375%, 04/15/2023 (Acquired 02/07/2013, Cost $200,000) (b)	213,000
100,000	Nokia Siemens Networks Finance BV 7.125%, 04/15/2020 (Acquired 03/22/2013, Cost $129,845) (b)	158,568
155,000	Telecom Italia Capital SA 6.000%, 09/30/2034	145,313
	T Mobile USA, Inc.
100,000	6.542%, 04/28/2020	108,000
100,000	6.500%, 01/15/2024	105,000
100,000	UPC Holding B.V. 6.750%, 03/15/2023 (Acquired 03/21/2013, Cost $128,966) (b)	150,991
Principal Amount		Value
	Telecommunication Services (Continued)
200,000	Virgin Media Secured Finance Plc 5.500%, 01/15/2025 (Acquired 03/14/2014, Cost $200,000) (b)	$203,000
250,000	Wind Acquisition Finance SA 11.750%, 07/15/2017 (Acquired 02/27/2012, Cost $256,875) (b)	263,750
		1,837,747
	Textiles, Apparel & Luxury Goods - 0.88%
	Edcon Holdings (Pty) Limited
1,120,000	9.500%, 03/01/2018 (Acquired 04/05/2011 and 04/12/2011, Cost $1,125,950) (b)	1,097,600
300,000	9.500%, 03/01/2018 (Acquired 08/18/2011 through 08/24/2011, Cost $377,587) (b)	406,065
150,000	13.375%, 06/30/2019 (Acquired 11/08/2013, Cost $200,393) (b)	187,046
100,000	New Look Bondco I Plc 8.750%, 05/14/2018 (Acquired 05/03/2013, Cost $155,659) (b)	179,644
		1,870,355
	Transportation - 0.09%
180,000	CHC Helicopter SA 9.250%, 10/15/2020	196,425
	Wireless Telecommunication Services - 0.19%
100,000	Crown Castle International Corp. 5.250%, 01/15/2023	102,125
	Sprint Communications, Inc.
150,000	9.000%, 11/15/2018 (Acquired 11/04/2011, Cost $150,000) (b)	183,750
100,000	7.000%, 03/01/2020 (Acquired 02/28/2012, Cost $100,000) (b)	115,750
		401,625
	Total Corporate Obligations (Cost $35,584,630)	35,904,560

See notes to financial statements.

101

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 29.78%
	Canadian Government Bond
754,000	2.250%, 08/01/2014	$685,113
1,147,000	1.000%, 11/01/2014	1,037,934
	Financing of Infrastructural Projects State Enterprise
100,000	8.375%, 11/03/2017 (Acquired 05/10/2011, Cost $103,663) (b)	88,500
1,180,000	7.400%, 04/20/2018 (Acquired 04/15/2011, Cost $1,180,000) (b)	1,029,550
	Ghana Government Bond
2,530,000	12.390%, 04/28/2014	940,084
860,000	13.000%, 06/02/2014	314,174
10,000	14.000%, 10/13/2014	3,557
1,470,000	14.990%, 02/23/2015	500,251
1,780,000	24.000%, 05/25/2015	648,056
100,000	21.000%, 10/26/2015	35,125
75,000	19.240%, 05/30/2016	25,496
40,000	26.000%, 06/05/2017	15,259
396,000	23.000%, 08/21/2017	141,600
990,000	19.040%, 09/24/2018	308,198
	Hungary Government Bond
373,600,000	6.750%, 08/22/2014	1,699,304
1,800,000	8.000%, 02/12/2015	8,402
9,000,000	7.750%, 08/24/2015	42,784
8,800,000	5.500%, 02/12/2016	40,823
135,000,000	5.500%, 12/22/2016	628,355
731,080,000	6.750%, 02/24/2017	3,516,046
227,610,000	6.750%, 11/24/2017	1,101,535
42,180,000	4.000%, 04/25/2018	185,248
22,680,000	5.500%, 12/20/2018	105,439
20,540,000	6.500%, 06/24/2019	99,131
4,380,000	7.500%, 11/12/2020	22,323
3,310,000	7.000%, 06/24/2022	16,465
17,900,000	6.000%, 11/24/2023	83,896
6,080,000	5.500%, 06/24/2025	27,037
	Hungary Government International Bond
440,000	4.375%, 07/04/2017 (g)	637,369
150,000	5.750%, 06/11/2018 (g)	229,471
2,650,000	6.375%, 03/29/2021	2,911,687
Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
200,000	Iceland Government International Bond 5.875%, 05/11/2022 (Acquired 05/03/2012, Cost $198,140) (b)	$217,102
	Ireland Government Bond
1,019,000	4.400%, 06/18/2019	1,596,617
220,000	5.900%, 10/18/2019	368,856
750,000	4.500%, 04/18/2020	1,177,380
2,224,000	5.000%, 10/18/2020	3,595,253
1,563,000	5.400%, 03/13/2025	2,585,900
	Korea Treasury Bond
93,200,000	3.250%, 06/10/2015	88,135
2,684,400,000	2.750%, 12/10/2015	2,521,651
2,058,200,000	2.750%, 06/10/2016	1,931,216
1,846,100,000	3.000%, 12/10/2016	1,741,031
	Malaysia Government Bond
220,000	3.434%, 08/15/2014	67,473
10,000	3.741%, 02/27/2015	3,080
2,015,000	3.835%, 08/12/2015	622,895
12,104,000	4.720%, 09/30/2015	3,792,765
1,610,000	3.197%, 10/15/2015	493,706
	Mexican Bonos
325,090	6.000%, 06/18/2015	2,561,262
11,460	8.000%, 12/17/2015	93,637
8,600	6.250%, 06/16/2016	69,096
8,760	7.250%, 12/15/2016	72,341
20,000	7.750%, 12/14/2017	169,182
100,000	8.500%, 12/13/2018	874,866
235,000	6.500%, 06/10/2021	1,886,275
	Mexican Udibonos
10,394	4.500%, 12/18/2014 (j)	81,831
26,552	5.000%, 06/16/2016 (j)	220,655
22,692	3.500%, 12/14/2017 (j)	185,839
13,636	4.000%, 06/13/2019 (j)	115,228
11,269	2.500%, 12/10/2020 (j)	88,153
47,800,000	Philippine Government Bond 1.625%, 04/25/2016	1,051,436
	Poland Government Bond
5,658,000	2.720%, 01/25/2017 (a)	1,868,549
8,783,000	2.720%, 01/25/2021 (a)	2,849,435

See notes to financial statements.

102

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
400,000	Republic of Ghana 7.875%, 08/07/2023 (Acquired 07/25/2013, Cost $396,604) (b)	$369,000
1,060,000	Republic of Serbia 7.250%, 09/28/2021 (Acquired 09/21/2011, Cost $1,041,588) (b)	1,191,281
	Serbia Treasury Bonds
55,000,000	10.000%, 03/01/2015	668,103
20,200,000	10.000%, 04/27/2015	244,969
2,320,000	10.000%, 01/30/2016	28,101
4,330,000	10.000%, 06/27/2016	51,941
1,700,000	10.000%, 08/15/2016	20,327
990,000	10.000%, 10/17/2016	11,822
10,400,000	10.000%, 12/19/2016	123,998
18,170,000	10.000%, 11/08/2017	210,942
890,000	10.000%, 11/21/2018	10,024
310,000	Singapore Government Bond 1.125%, 04/01/2016	249,643
610,000	Slovenia Government International Bond 5.850%, 05/10/2023 (Acquired 05/02/2013 and 08/02/2013, Cost $594,402) (b)	667,950
	Sri Lanka Government Bonds
37,900,000	11.000%, 09/01/2015	304,300
1,900,000	8.500%, 11/01/2015 (c)	14,738
132,300,000	8.000%, 06/01/2016	1,021,175
16,500,000	5.800%, 07/15/2017	119,360
11,130,000	8.500%, 04/01/2018	84,067
140,000	8.500%, 06/01/2018	1,052
710,000	7.500%, 08/15/2018	5,143
8,660,000	8.000%, 11/15/2018	63,892
500,000	10.600%, 07/01/2019	4,024
340,000	9.000%, 05/01/2021	2,468
1,900,000	11.200%, 07/01/2022	15,295
	Ukraine Government International Bond
620,000	9.250%, 07/24/2017 (Acquired 07/17/2012, Cost $620,000) (b)	613,800
200,000	9.250%, 07/24/2017	198,000
Principal Amount		Value
	FOREIGN GOVERNMENT DEBT OBLIGATIONS (Continued)
2,300,000	7.950%, 02/23/2021 (Acquired 04/05/2011 and 04/11/2011, Cost $2,389,489) (b)	$2,185,000
1,200,000	7.500%, 04/17/2023 (Acquired 07/18/2013 through 07/29/2013, Cost $1,072,134) (b)	1,122,000
	Uruguay Government International Bond
3,149,010	5.000%, 09/14/2018 (j)	146,234
4,382,783	4.250%, 04/05/2027 (j)	201,511
36,524,160	4.375%, 12/15/2028 (j)	1,694,495
1,007,954	3.700%, 06/26/2037 (j)	42,285
	Uruguay Notas del Tesoro
96,000	9.750%, 06/14/2014	4,193
393,370	7.000%, 12/23/2014 (j)	17,689
16,480,000	10.500%, 03/15/2015	698,890
1,069,740	4.000%, 06/14/2015 (j)	46,130
2,465,000	10.250%, 08/22/2015	102,375
222,000	9.500%, 01/27/2016	8,952
3,328,080	2.750%, 06/16/2016 (j)	137,862
84,900	4.250%, 01/05/2017 (j)	3,691
310,000	11.000%, 03/21/2017	12,171
53,770	2.250%, 08/23/2017 (j)	2,187
16,980	3.250%, 01/27/2019 (j)	728
5,971,300	4.000%, 06/10/2020 (j)	246,950
4,143,120	4.000%, 06/10/2020 (j)	177,908
1,239,540	2.500%, 09/27/2022 (j)	48,697
707,500	4.000%, 05/25/2025 (j)	27,975
	Total Foreign Government Debt Obligations (Cost $63,096,558)	63,342,395

Number of Shares
	INVESTMENT COMPANIES - 0.24%
	Exchange Traded Funds - 0.24%
10,755	WisdomTree Japan Hedged Equity Fund	509,142
	Total Investment Companies (Cost $516,363)	509,142

See notes to financial statements.

103

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - 11.64%
	Federal Home Loan Mortgage Corp.
697,000	Pool # 4050, 3.500%, 05/15/2032	$654,085
914,240	Pool # 4062, 3.500%, 06/15/2042	798,197
1,858,297	Pool # 274, 3.000%, 08/15/2042	1,778,353
2,113,791	Pool # 4097, 3.500%, 08/15/2042	1,882,053
2,274,986	Pool #T60853, 3.500%, 09/01/2042	2,269,342
2,179,524	Pool #T60854, 3.500%, 09/01/2042	2,174,110
2,367,877	Pool # 284, 3.000%, 10/15/2042	2,287,010
	Federal National Mortgage Association
2,628,433	Pool # 1200, 3.000%, 10/01/2032	2,624,832
1,253,925	Pool # 1201, 3.500%, 10/01/2032	1,292,731
850,872	Pool # 2005-56, 6.000%, 08/25/2033 (a)	918,863
704,731	Pool # 2011-113, 4.000%, 03/25/2040	725,767
1,482,093	Pool # 2012-63, 2.000%, 08/25/2040	1,463,042
2,000,000	Pool # 2011-131, 4.500%, 12/25/2041	2,171,607
1,859,721	Pool # 2012-125, 3.000%, 11/25/2042	1,857,712
324,507	Pool # 2013-6, 1.500%, 02/25/2043	237,600
	Government National Mortgage Association
1,873,767	Pool # 2010-62, 5.598%, 05/20/2040 (a)(d)	303,882
1,951,407	Pool # 2011-72, 5.228%, 05/20/2041 (a)(d)	257,262
700,000	Pool # 2012-40, 4.000%, 01/20/2042	710,635
Principal Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
554,017	Pool # 2102-78, 1.061%, 06/16/2052 (a)(d)	$39,107
3,823,134	Pool # 2012-135, 1.046%, 01/16/2053 (a)(d)	304,367
	Total Mortgage Backed Securities (Cost $26,075,485)	24,750,557

Number of Shares
	PREFERRED STOCKS - 0.21%
	Consumer Finance - 0.13%
289	Ally Financial, Inc. (Acquired 05/03/2012 through 06/20/2012, Cost $248,598) (b)	286,887
	Metal Ore Mining - 0.04%
3,692	Cliffs Natural Resources, Inc.	76,535
	Multi -Utilities - 0.01%
547	Dominion Resources, Inc.	31,600
	Transportation - 0.03%
49	CEVA Holdings LLC (e)	60,687
	Total Preferred Stocks (Cost $405,885)	455,709

Notional Amount
	PURCHASED OPTIONS - 0.01%
	Call Option
	U.S. Dollar - South Korean Won
1,800,000	Expiration: May, 2014, Exercise Price: $1,099.00	4,331
	Put Option
	U.S. Dollar - Chilean Peso
1,600,000	Expiration: May, 2014, Exercise Price: $549.50	20,035
	Total Purchased Options (Cost $19,960)	24,366

See notes to financial statements.

104

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	SHORT TERM INVESTMENTS - 17.33%
	Foreign Government Debt Obligations - 8.31%
	Bank Negara Malaysia Monetary Notes
2,230,000	1.841%, 04/03/2014 (h)	$682,792
990,000	2.524%, 04/10/2014 (h)	302,957
20,000	2.565%, 04/15/2014 (h)	6,118
990,000	2.949%, 04/24/2014 (h)	302,636
1,510,000	2.983%, 05/15/2014 (h)	460,854
20,000	2.956%, 05/20/2014 (h)	6,102
70,000	2.958%, 05/27/2014 (h)	21,345
1,230,000	2.961%, 06/05/2014 (h)	374,690
10,000	2.971%, 06/12/2014 (h)	3,044
400,000	2.966%, 06/19/2014 (h)	121,713
330,000	2.966%, 06/24/2014 (h)	100,373
20,000	2.992%, 07/03/2014 (h)	6,079
10,000	2.972%, 07/10/2014 (h)	3,038
170,000	2.974%, 07/15/2014 (h)	51,620
10,000	2.975%, 07/17/2014 (h)	3,036
30,000	2.978%, 07/24/2014 (h)	9,103
310,000	2.983%, 08/05/2014 (h)	93,971
340,000	2.997%, 09/09/2014 (h)	102,775
1,290,000	3.000%, 09/18/2014 (h)	389,657
1,005,000	3.017%, 10/28/2014 (h)	302,593
330,000	3.027%, 11/18/2014 (h)	99,187
330,000	3.028%, 12/02/2014 (h)	99,143
200,000	3.038%, 12/16/2014 (h)	59,973
330,000	3.048%, 01/08/2015 (h)	98,767
1,020,000	3.073%, 03/05/2015 (h)	303,886
23,240,000	Hungary Treasury Bills 2.860%, 06/25/2014 (h)	103,670
	Korea Monetary Stabilization Bond
333,000,000	2.570%, 06/09/2014	312,835
328,000,000	2.720%, 09/09/2014	308,298
443,460,000	2.740%, 02/02/2015	416,979
1,604,340,000	2.470%, 04/02/2015	1,504,560
6,092,200,000	2.900%, 12/02/2015	5,738,927
Principal Amount		Value
	Foreign Government Debt Obligations (Continued)
	Mexico Cetes
12,800	2.469%, 04/03/2014 (h)	$9,802
72,300	3.310%, 04/30/2014 (h)	55,208
32,300	3.387%, 07/10/2014 (h)	24,510
100,900	3.458%, 09/18/2014 (h)	76,016
803,030	3.463%, 10/16/2014 (h)	603,520
1,205,800	3.567%, 12/11/2014 (h)	901,198
310,000	Singapore Treasury Bill 0.243%, 04/04/2014 (h)	246,436
	Uruguay Treasury Bills
1,160,000	14.260%, 05/16/2014 (h)	50,306
1,360,000	14.930%, 06/20/2014 (h)	58,117
20,000	15.210%, 07/24/2014 (h)	843
4,853,000	15.540%, 08/29/2014 (h)	201,437
280,000	15.420%, 09/11/2014 (h)	11,569
2,870,000	14.940%, 12/18/2014 (h)	120,368
4,230,000	15.160%, 02/05/2015 (h)	171,635
625,430	13.601%, 03/26/2015 (h)(j)	23,910
23,784,000	15.310%, 03/26/2015 (h)	962,124
5,471,000	15.440%, 05/14/2015 (h)	219,186
8,688,000	15.490%, 07/02/2015 (h)	342,731
26,039,000	15.530%, 08/20/2015 (h)	943,673
2,840,000	15.580%, 10/08/2015 (h)	102,607
1,070,000	15.620%, 11/26/2015 (h)	37,470
90,000	15.100%, 01/16/2015 (h)	3,536
2,510,000	15.170%, 02/20/2015 (h)	97,801
277,000	15.700%, 01/14/2016 (h)	10,213
		17,664,937
Number of Shares
	Money Market Funds - 8.27%
17,582,588	Federated Prime Obligations Fund	17,582,588

See notes to financial statements.

105

GuideMarkSM Opportunistic Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Principal Amount		Value
	U.S. Treasury Bill - 0.75%
1,600,000	United States Treasury Bill 0.058%, 08/21/2014 (i)	$1,599,661
	Total Short Term Investments (Cost $37,159,345)	36,847,186
	Total Investments (Cost $209,141,075) - 98.40%	209,280,003
	Other Assets in Excess of Liabilities - 1.60%	3,395,002
	TOTAL NET ASSETS - 100.00%	$212,675,005

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchased.

ADR - American Depositary Receipt

(a)	Variable Rate Security. The rate shown is the rate in effect on March 31, 2014.
(b)	Restricted securities as defined in Rule 144(a) under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $28,714,638, which represents 13.50% of total net assets.
(c)	As of March 31, 2014, the Fund has fair valued these securities. The value of these securities were $252,504, which represents 0.12% of total net assets.
(d)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at March 31, 2014. The securities are liquid and the value of these securities total $1,863,956, which represents 0.88% of total net assets.
(e)	Non-income producing.
(f)	Non-income producing. Item identified as in default as to payment of interest.
(g)	Restricted securities as defined in Regulation S under the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $866,840, which represents 0.41% of total net assets.
(h)	Zero coupon bond. The effective yield is listed.
(i)	Partially assigned as collateral for certain futures contracts.
(j)	Represents an inflation protected security.

See notes to financial statements.

106

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

March 31, 2014

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
4/3/2014	Australian Dollar	580,000	U.S. Dollars	517,153	$20,627
11/21/2014	Brazilian Real	1,440,000	U.S. Dollars	584,416	10,579
4/14/2014	Chilean Peso	672,012,500	U.S. Dollars	1,377,075	(153,444)
4/15/2014	Chilean Peso	1,884,575,000	U.S. Dollars	3,848,428	(417,279)
4/25/2014	Chilean Peso	297,500,000	U.S. Dollars	528,232	12,827
3/10/2015	Ghanaian Cedi	120,000	U.S. Dollars	38,710	(1,514)
4/3/2014	Hungarian Forint	35,900,000	U.S. Dollars	146,872	14,041
4/11/2014	Indian Rupee	32,400,000	U.S. Dollars	527,687	13,291
4/15/2014	Indian Rupee	117,200,000	U.S. Dollars	1,858,371	96,330
4/17/2014	Indian Rupee	117,575,000	U.S. Dollars	1,874,049	85,819
4/2/2014	Malaysian Ringgit	2,355,000	U.S. Dollars	720,735	336
5/30/2014	Malaysian Ringgit	2,827,440	U.S. Dollars	871,510	(9,341)
7/2/2014	Malaysian Ringgit	2,355,000	U.S. Dollars	717,769	(1,165)
9/26/2014	Malaysian Ringgit	377,000	U.S. Dollars	115,273	(1,184)
10/3/2014	Malaysian Ringgit	1,845,500	U.S. Dollars	557,941	298
1/8/2015	Malaysian Ringgit	13,700	U.S. Dollars	4,089	30
1/9/2015	Malaysian Ringgit	7,000	U.S. Dollars	2,091	13
1/12/2015	Malaysian Ringgit	2,000	U.S. Dollars	598	3
2/18/2015	Malaysian Ringgit	1,024,011	U.S. Dollars	303,034	3,967
3/11/2015	Malaysian Ringgit	2,414,589	U.S. Dollars	727,527	(4,603)
3/12/2015	Malaysian Ringgit	612,600	U.S. Dollars	183,183	217
3/26/2015	Malaysian Ringgit	514,000	U.S. Dollars	152,582	1,161
4/2/2015	Malaysian Ringgit	2,355,000	U.S. Dollars	706,549	—
5/15/2014	Mexican Peso	7,364,734	U.S. Dollars	590,000	(27,867)
5/16/2014	Mexican Peso	2,378,648	U.S. Dollars	190,000	(8,458)
8/6/2014	Mexican Peso	1,597,390	U.S. Dollars	121,845	(709)
8/8/2014	Mexican Peso	1,605,500	U.S. Dollars	122,857	(1,125)
9/10/2014	Mexican Peso	11,784,520	U.S. Dollars	883,397	7,822
10/14/2014	Mexican Peso	18,798,000	U.S. Dollars	1,388,331	29,425
12/19/2014	Mexican Peso	9,598,100	U.S. Dollars	719,201	796
2/17/2015	Mexican Peso	67,745,080	U.S. Dollars	4,947,063	110,060
4/10/2014	Polish Zloty	4,746,256	Euro	1,120,060	25,600
4/15/2014	Polish Zloty	4,578,308	Euro	1,084,213	19,007
8/6/2014	Polish Zloty	963,300	Euro	221,994	10,190
2/10/2015	Polish Zloty	847,724	Euro	198,321	1,549
2/24/2015	Polish Zloty	2,950,000	Euro	690,947	3,418
3/12/2015	Polish Zloty	4,450,638	Euro	1,038,946	8,477
4/7/2014	Polish Zloty	3,450,000	U.S. Dollars	1,135,503	4,926
3/31/2015	Serbian Dinar	31,310,564	Euro	251,693	(97,115)
4/11/2014	Singapore Dollar	2,419,882	U.S. Dollars	1,935,488	(11,741)
5/30/2014	Singapore Dollar	1,411,379	U.S. Dollars	1,115,891	6,152
6/5/2014	Singapore Dollar	405,248	U.S. Dollars	322,367	(195)
7/31/2014	Singapore Dollar	1,428,700	U.S. Dollars	1,131,913	3,995
8/6/2014	Singapore Dollar	917,603	U.S. Dollars	719,886	9,675

See notes to financial statements.

107

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2014

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
8/12/2014	Singapore Dollar	917,160	U.S. Dollars	722,060	$7,158
12/10/2014	Singapore Dollar	2,188,625	U.S. Dollars	1,746,638	(6,129)
3/11/2015	Singapore Dollar	1,387,980	U.S. Dollars	1,099,042	4,928
4/15/2014	South Korean Won	636,801,620	U.S. Dollars	556,937	40,867
6/27/2014	South Korean Won	606,000,000	U.S. Dollars	518,702	48,080
9/26/2014	South Korean Won	608,000,000	U.S. Dollars	556,267	9,999
10/14/2014	South Korean Won	536,797,500	U.S. Dollars	491,618	7,998
3/12/2015	South Korean Won	636,720,000	U.S. Dollars	588,031	1,362
4/10/2014	Swedish Krona	8,075,858	Euro	954,537	(67,426)
4/15/2014	Swedish Krona	43,466,148	Euro	5,167,836	(405,091)
9/8/2014	Swedish Krona	1,010,000	Euro	113,903	(1,229)
10/3/2014	Swedish Krona	7,620,000	Euro	873,994	(29,877)
11/20/2014	Uruguayan Peso	2,200,000	U.S. Dollars	93,697	(2,726)
11/25/2014	Uruguayan Peso	2,200,000	U.S. Dollars	93,537	(2,693)
12/1/2014	Uruguayan Peso	3,240,000	U.S. Dollars	138,521	(4,956)
4/28/2014	U.S. Dollars	772,136	Brazilian Real	1,799,000	(14,947)
5/9/2014	U.S. Dollars	154,630	British Pound	100,000	(12,036)
4/3/2014	U.S. Dollars	891,428	Euro	650,000	(4,041)
4/15/2014	U.S. Dollars	2,179,413	Euro	1,612,000	(41,288)
4/28/2014	U.S. Dollars	138,233	Euro	100,000	476
4/30/2014	U.S. Dollars	541,669	Euro	408,000	(20,376)
5/5/2014	U.S. Dollars	270,781	Euro	204,295	(10,646)
5/9/2014	U.S. Dollars	131,275	Euro	100,000	(6,480)
5/16/2014	U.S. Dollars	375,558	Euro	283,000	(14,284)
5/20/2014	U.S. Dollars	3,083,885	Euro	2,380,000	(194,623)
6/9/2014	U.S. Dollars	570,334	Euro	434,350	(27,981)
6/13/2014	U.S. Dollars	622,715	Euro	469,000	(23,329)
7/15/2014	U.S. Dollars	616,454	Euro	470,000	(30,958)
7/16/2014	U.S. Dollars	986,448	Euro	755,000	(53,544)
7/18/2014	U.S. Dollars	397,206	Euro	302,000	(18,791)
7/22/2014	U.S. Dollars	288,358	Euro	220,000	(14,686)
7/23/2014	U.S. Dollars	234,874	Euro	178,745	(11,342)
7/25/2014	U.S. Dollars	484,308	Euro	366,000	(19,846)
7/29/2014	U.S. Dollars	917,232	Euro	691,917	(35,862)
7/31/2014	U.S. Dollars	542,401	Euro	408,000	(19,607)
8/1/2014	U.S. Dollars	882,698	Euro	664,000	(31,942)
8/4/2014	U.S. Dollars	3,083,986	Euro	2,323,287	(116,270)
8/5/2014	U.S. Dollars	1,217,762	Euro	919,023	(48,164)
8/6/2014	U.S. Dollars	741,378	Euro	559,081	(28,739)
8/11/2014	U.S. Dollars	106,668	Euro	80,000	(3,529)
8/15/2014	U.S. Dollars	117,439	Euro	88,500	(4,467)
8/19/2014	U.S. Dollars	422,723	Euro	319,000	(16,689)
8/20/2014	U.S. Dollars	712,020	Euro	533,000	(22,170)
8/25/2014	U.S. Dollars	311,131	Euro	232,085	(8,558)

See notes to financial statements.

108

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2014

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
8/28/2014	U.S. Dollars	132,707	Euro	100,331	$(5,495)
9/5/2014	U.S. Dollars	573,207	Euro	434,350	(25,094)
9/23/2014	U.S. Dollars	259,153	Euro	191,000	(3,942)
9/26/2014	U.S. Dollars	120,099	Euro	89,000	(2,495)
10/31/2014	U.S. Dollars	105,781	Euro	76,597	267
11/10/2014	U.S. Dollars	180,062	Euro	133,000	(3,152)
11/14/2014	U.S. Dollars	336,297	Euro	250,000	(8,092)
11/17/2014	U.S. Dollars	119,102	Euro	88,500	(2,812)
11/20/2014	U.S. Dollars	236,836	Euro	175,000	(4,238)
12/8/2014	U.S. Dollars	1,119,808	Euro	826,000	(18,094)
12/15/2014	U.S. Dollars	189,101	Euro	137,000	367
1/7/2015	U.S. Dollars	661,926	Euro	485,308	(6,667)
1/9/2015	U.S. Dollars	136,760	Euro	100,000	(1,007)
1/21/2015	U.S. Dollars	170,375	Euro	125,000	(1,837)
2/9/2015	U.S. Dollars	277,230	Euro	200,000	1,683
2/20/2015	U.S. Dollars	388,862	Euro	283,000	(1,044)
2/27/2015	U.S. Dollars	90,282	Euro	65,866	(466)
3/9/2015	U.S. Dollars	867,080	Euro	631,123	(2,477)
3/17/2015	U.S. Dollars	285,204	Euro	204,474	3,478
3/23/2015	U.S. Dollars	101,102	Euro	72,605	1,066
4/10/2014	U.S. Dollars	5,024,008	Japanese Yen	493,608,750	241,403
4/15/2014	U.S. Dollars	7,128,144	Japanese Yen	706,185,270	285,688
4/21/2014	U.S. Dollars	493,899	Japanese Yen	48,070,000	28,119
4/22/2014	U.S. Dollars	210,132	Japanese Yen	20,570,000	10,815
6/3/2014	U.S. Dollars	800,000	Japanese Yen	80,680,000	18,061
6/4/2014	U.S. Dollars	340,000	Japanese Yen	34,284,478	7,718
6/9/2014	U.S. Dollars	907,128	Japanese Yen	90,000,000	34,835
6/10/2014	U.S. Dollars	1,275,567	Japanese Yen	124,200,000	71,796
6/11/2014	U.S. Dollars	621,287	Japanese Yen	59,670,000	42,950
6/17/2014	U.S. Dollars	195,798	Japanese Yen	18,500,000	16,486
6/20/2014	U.S. Dollars	864,462	Japanese Yen	88,820,000	3,557
7/24/2014	U.S. Dollars	927,045	Japanese Yen	92,309,000	32,141
7/25/2014	U.S. Dollars	196,721	Japanese Yen	19,500,000	7,674
10/22/2014	U.S. Dollars	200,984	Japanese Yen	19,600,000	10,847
12/22/2014	U.S. Dollars	1,728,833	Japanese Yen	177,460,000	6,310
12/26/2014	U.S. Dollars	924,054	Japanese Yen	95,820,000	(6,063)
1/8/2015	U.S. Dollars	190,259	Japanese Yen	19,732,000	(1,301)
1/15/2015	U.S. Dollars	1,091,911	Japanese Yen	113,240,000	(7,510)
2/12/2015	U.S. Dollars	349,814	Japanese Yen	35,633,000	3,769
2/13/2015	U.S. Dollars	347,371	Japanese Yen	35,430,000	3,295
2/17/2015	U.S. Dollars	115,543	Japanese Yen	11,790,000	1,041
2/18/2015	U.S. Dollars	233,142	Japanese Yen	23,670,000	3,261
2/25/2015	U.S. Dollars	57,701	Japanese Yen	5,910,000	300
2/26/2015	U.S. Dollars	115,482	Japanese Yen	11,810,000	776

See notes to financial statements.

109

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS (Continued)

March 31, 2014

Forward expiration date	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
2/27/2015	U.S. Dollars	38,615	Japanese Yen	3,936,000	$385
3/9/2015	U.S. Dollars	314,413	Japanese Yen	32,151,400	2,105
3/19/2015	U.S. Dollars	351,380	Japanese Yen	35,670,000	4,860
3/24/2015	U.S. Dollars	173,655	Japanese Yen	17,733,000	1,378
3/25/2015	U.S. Dollars	177,288	Japanese Yen	18,110,000	1,347
4/2/2014	U.S. Dollars	720,624	Malaysian Ringgit	2,355,000	(446)
4/30/2014	U.S. Dollars	1,633,151	Mexican Peso	21,400,000	(2,215)
4/3/2014	U.S. Dollars	525,515	New Zealand Dollar	630,000	(21,108)
4/10/2014	U.S. Dollars	647,869	New Zealand Dollar	765,000	(15,519)
4/7/2014	U.S. Dollars	1,090,495	Polish Zloty	3,450,000	(49,935)
4/7/2014	U.S. Dollars	1,117,189	Swiss Franc	991,000	(3,852)
					$(836,646)

GuideMarkSM Opportunistic Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2014

Description	Number of Contracts Sold	Notional Value	Settlement Month	Unrealized Appreciation (Depreciation)
Euro-Bund Futures	(20)	(3,950,570)	Jun-14	$1,387
Euro Stoxx Futures	(10)	(427,074)	Jun-14	(11,320)
Nikkei 225 Futures	(4)	(297,100)	Jun-14	(1,764)
E-mini S&P 500 Futures	(30)	(2,796,900)	Jun-14	(1,422)
U.S. Treasury 5-Year Note Futures	(10)	(1,189,531)	Jun-14	(1,737)
U.S. Treasury 10-Year Note Futures	(7)	(864,500)	Jun-14	(1,325)
U.S. Treasury Long Bond Futures	(4)	(532,875)	Jun-14	(4,757)
				$(20,938)

See notes to financial statements.

110

GuideMarkSM Opportunistic Fixed Income Fund

CREDIT DEFAULT SWAPS ON CORPORATE, INDICES, AND SOVEREIGN — BUY PROTECTION(1)

March 31, 2014

Reference Obligation	Implied Credit Spread at March, 31, 2014(3)	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bolivarian Republic of Venezuela	12.77%	5.000%	6/20/2019	Deutsche Bank	250,000	$65,564	$62,927	$2,637
Federative Republic of Brazil	1.69%	1.000%	6/20/2019	Merrill Lynch	1,100,000	37,359	42,835	(5,476)
iTraxx Europe Crossover Series 18 Index	1.62%	5.000%	12/20/2017	Merrill Lynch	245,000	(39,675)	(7,585)	(32,090)
						$63,248	$98,177	$(34,929)

GuideMarkSM Opportunistic Fixed Income Fund

CREDIT DEFAULT SWAPS ON CORPORATE, INDICES, AND SOVEREIGN — SELL PROTECTION(2)

March 31, 2014

Reference Obligation	Implied Credit Spread at March 31, 2014(3)	Fixed Receive Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
TXU Energy	43.67%	5.000%	6/20/2015	Credit Suisse	450,000	$(141,750)	$(28,292)	$(113,458)
						$(141,750)	$(28,292)	$(113,458)

See notes to financial statements.

111

GuideMarkSM Opportunistic Fixed Income Fund

OVER-THE-COUNTER INTEREST RATE SWAPS

March 31, 2014

Pay/Receive Floating Rate	Floating Rate Index	Fixed Pay Rate	Maturity Date	Counterparty	Notional Amount(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	3.018%	8/22/2023	JP Morgan Chase	7,290,000	$(158,013)	$0	$(158,013)
Receive	3-MO-USD-LIBOR	3.848%	8/22/2043	JP Morgan Chase	4,170,000	(249,745)	0	(249,745)
						$(407,758)	$0	$(407,758)

1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
4)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See notes to financial statements.

112

GuidePathSM Strategic Asset Allocation Fund
SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	INVESTMENT COMPANIES - 97.84%
	Affiliated Mutual Funds - 52.83%
352,945	Altegris® Macro Strategy Fund -
	Institutional Shares (a)	$2,834,151
584,654	Altegris® Multi-Strategy
	Alternatives Fund - Institutional
	Shares	5,793,917
1,432,429	GuideMarkSM Global Real Return
	Fund - Institutional Shares	13,207,000
1,384,954	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares	18,932,316
1,864,665	GuideMarkSM Large Cap Value
	Fund - Institutional Shares	21,872,519
1,087,491	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares	14,670,253
1,318,004	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares	22,102,933
6,133,056	GuideMarkSM World ex-US Fund -
	Institutional Shares	54,829,523
		154,242,612
	Exchange Traded Funds - 45.01%
114,787	iShares Core MSCI Emerging
	Markets ETF	5,633,746
232,279	iShares MSCI Canada Index ETF (b)	6,863,844
122,750	iShares MSCI Switzerland
	Capped ETF (b)	4,215,235
219,847	SPDR S&P 500 ETF Trust	41,120,183
43,370	SPDR S&P 600 Small Cap
	Growth ETF (b)	7,756,291
66,204	SPDR S&P China ETF (b)	4,813,693
1,088,090	Vanguard FTSE All-World ex-US
	Index Fund (b)	54,741,808
34,494	Vanguard Global ex-US Real
	Estate ETF	1,865,090
62,114	Vanguard REIT ETF (b)	4,386,491
		131,396,381
	Total Investment Companies
	(Cost $226,712,706)	285,638,993

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.91%
	Money Market Funds - 1.91%
5,569,507	Federated Prime Obligations Fund	$5,569,507
	Total Short Term Investments
	(Cost $5,569,507)	5,569,507
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 13.13%
	Money Market Funds - 13.13%
38,325,716	First American Government
	Obligations Fund	38,325,716
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $38,325,716)	38,325,716
	Total Investments
	(Cost $270,607,929) - 112.88%	329,534,216
	Liabilities in Excess of Other
	Assets - (12.88)%	(37,598,602)
	TOTAL NET ASSETS - 100.00%	$291,935,614

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.

See notes to financial statements.

113

GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	INVESTMENT COMPANIES - 97.78%
	Affiliated Mutual Funds - 65.55%
1,752,287	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares	$16,418,929
951,143	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares	13,002,131
1,137,975	GuideMarkSM Large Cap Value
	Fund - Institutional Shares	13,348,445
1,550,382	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares	20,914,647
1,125,032	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional Shares	11,182,821
902,101	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares	15,128,230
4,465,174	GuideMarkSM World ex-US Fund -
	Institutional Shares	39,918,653
		129,913,856
	Exchange Traded Funds - 27.79%
8,664	iShares 10+Year Credit Bond ETF (a)	503,552
186,183	iShares Core MSCI Emerging
	Markets ETF (a)	9,137,862
11,336	iShares Credit Bond ETF	1,241,405
28,300	iShares Global Infrastructure ETF (a)	1,178,695
25,212	iShares International Select
	Dividend ETF (a)	974,192
8,363	iShares TIPS ETF (b)	937,492
65,221	iShares U.S. Home Construction
	ETF (a)	1,579,653
68,454	Market Vectors Unconventional
	Oil & Gas ETF (a)	2,032,125
10,897	PowerShares DB Gold Fund (a)(b)	468,582
59,972	SPDR Barclays High Yield Bond
	ETF (a)	2,477,443
8,346	SPDR DB International Government
	Inflation-Protected Bond ETF	501,511
141,031	SPDR S&P 500 ETF Trust (a)	26,378,438
13,374	SPDR S&P Dividend ETF	984,059
20,913	Vanguard FTSE Pacific ETF (a)	1,235,958
36,832	Vanguard Global ex-US Real Estate
	ETF	1,991,506
49,009	Vanguard REIT ETF (a)	3,461,016
		55,083,489

Number of Shares		Value
	Mutual Funds - 4.44%
111,632	AQR Diversified Arbitrage Fund -
	Institutional Shares	$1,230,185
120,005	Arbitrage Event Driven Fund -
	Institutional Shares	1,228,848
135,856	DoubleLine Total Return Bond
	Fund - Institutional Shares	1,480,835
199,067	Iron Strategic Income Fund -
	Institutional Shares	2,323,117
269,974	PIMCO Emerging Local Bond
	Fund - Institutional Shares	2,535,058
		8,798,043
	Total Investment Companies
	(Cost $155,180,230)	193,795,388
	SHORT TERM INVESTMENTS - 2.14%
	Money Market Funds - 2.14%
4,233,190	Federated Prime Obligations Fund	4,233,190
	Total Short Term Investments
	(Cost $4,233,190)	4,233,190
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 11.39%
	Money Market Funds - 11.39%
22,574,143	First American Government
	Obligations Fund	22,574,143
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $22,574,143)	22,574,143
	Total Investments
	(Cost $181,987,563) - 111.31%	220,602,721
	Liabilities in Excess of Other
	Assets - (11.31)%	(22,423,399)
	TOTAL NET ASSETS - 100.00%	$198,179,322

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

114

GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	INVESTMENT COMPANIES - 73.22%
	Affiliated Mutual Funds - 33.02%
1,005,157	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares	$9,418,323
943,735	GuideMarkSM Large Cap Growth
	Fund - Institutional Shares	12,900,856
1,831,514	GuideMarkSM Large Cap Value
	Fund - Institutional Shares	21,483,661
1,801,537	GuideMarkSM Opportunistic Equity
	Fund - Institutional Shares	24,302,733
2,002,358	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional Shares	19,903,443
444,762	GuideMarkSM Small/Mid Cap Core
	Fund - Institutional Shares	7,458,665
3,316,549	GuideMarkSM World ex-US Fund -
	Institutional Shares	29,649,951
		125,117,632
	Exchange Traded Funds - 14.17%
14,894	iShares CMBS ETF	761,381
72,627	iShares Core MSCI Emerging
	Markets ETF	3,564,533
333,141	iShares MSCI ACWI ex-US ETF (a)	15,514,377
7,390	PowerShares DB Gold Fund (a)(b)	317,778
159,749	SPDR Barclays High Yield
	Bond ETF (a)	6,599,231
104,764	SPDR Barclays Short Term
	International Treasury Bond ETF (a)	3,773,599
21,833	SPDR S&P 500 ETF Trust	4,083,644
109,817	SPDR S&P Emerging Asia
	Pacific ETF (a)	8,469,087
120,246	Vanguard High Dividend
	Yield ETF (a)	7,589,928
37,237	Vanguard Total Bond Market ETF	3,023,272
		53,696,830

Number of Shares		Value
	Mutual Funds - 26.03%
686,838	Eaton Vance Floating-Rate Fund -
	Institutional Shares	$6,291,440
1,003,714	Eaton Vance Global Macro Absolute
	Return Advantage Fund -
	Institutional Shares (b)	9,766,138
14,181	Eaton Vance Global Macro Absolute
	Return Fund - Institutional Shares	132,312
57,410	Eaton Vance Government
	Obligations Fund - Institutional
	Shares	396,128
457,064	Eaton Vance Income Fund of
	Boston - Institutional Shares	2,797,231
45,491	Eaton Vance Multi-Strategy
	Absolute Return Fund - Institutional
	Shares	396,683
292,496	Parametric Absolute Return Fund -
	Institutional Shares	2,828,435
43,023	Parametric Emerging Markets Fund -
	Institutional Shares (b)	646,633
420,456	PIMCO CommoditiesPLUS
	Strategy Fund - Institutional Shares	4,704,907
143,116	Pioneer Strategic Income Fund -
	Class Y	1,572,847
941,833	Stadion Managed Risk 100 Fund -
	Institutional Shares (b)	9,418,328
1,046,487	Virtus Allocator Premium
	AlphaSector Fund - Institutional
	Shares	12,306,689
170,264	Virtus Global Premium AlphaSector
	Fund - Institutional Shares	2,089,140
2,691,585	Virtus Premium AlphaSector Fund -
	Institutional Shares	45,299,368
		98,646,279
	Total Investment Companies
	(Cost $234,239,106)	277,460,741

See notes to financial statements.

115

GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	SHORT TERM INVESTMENTS - 15.33%
	Money Market Funds - 15.33%
58,111,772	Federated Prime Obligations Fund	$58,111,772
	Total Short Term Investments
	(Cost $58,111,772)	58,111,772
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 6.22%
	Money Market Funds - 6.22%
23,559,185	First American Government
	Obligations Fund	23,559,185
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $23,559,185)	23,559,185
	Total Investments
	(Cost $315,910,063) - 94.77%	359,131,698
	Other Assets in Excess of
	Liabilities - 5.23%	19,833,558
	TOTAL NET ASSETS - 100.00%	$378,965,256

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

116

GuidePathSM Absolute Return Asset Allocation Fund
SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	INVESTMENT COMPANIES - 98.07%
	Affiliated Mutual Funds - 6.83%
1,495,920	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares	$14,016,770
453,064	GuideMarkSM Large Cap Value
	Fund - Institutional Shares	5,314,443
690,445	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional Shares	6,863,025
512,410	GuideMarkSM World ex-US Fund -
	Institutional Shares	4,580,945
		30,775,183
	Exchange Traded Funds - 43.69%
163,230	iShares 1-3 Year Treasury
	Bond ETF (a)	13,784,774
420,225	iShares Floating Rate Bond ETF (a)	21,309,610
227,238	iShares JPMorgan USD Emerging
	Markets Bond ETF (a)	25,318,858
105,403	iShares MBS ETF (a)	11,186,420
76,910	iShares MSCI ACWI Index ETF (a)	4,471,547
41,781	PowerShares DB Agriculture
	Fund (b)	1,183,656
7,239	PowerShares DB Base Metals
	Fund (a)(b)	114,883
24,605	PowerShares DB Energy Fund (a)(b)	720,188
6,075	PowerShares DB Precious Metals
	Fund (a)(b)	251,383
250,819	SPDR Barclays 1-3 Month T-Bill
	ETF (a)(b)	11,479,986
10,555	SPDR Barclays Convertible
	Securities ETF	510,756
601,129	SPDR Barclays High Yield
	Bond ETF (a)	24,832,639
426,570	SPDR Barclays Short Term
	Corporate Bond ETF (a)	13,117,027
22,083	SPDR S&P 500 ETF Trust	4,130,404
162,266	Vanguard FTSE All-World ex-US
	Index Fund	8,163,602
244,429	Vanguard Long-Term Corporate
	Bond ETF (a)	21,328,875
26,337	Vanguard Mid-Cap Value ETF	2,181,494
473,618	Vanguard Mortgage-Backed
	Securities ETF	24,486,051
4,693	Vanguard Small-Cap Value ETF	472,304
94,179	Vanguard Total Bond Market ETF	7,646,393
		196,690,850

Number of Shares		Value
	Mutual Funds - 47.55%
899,116	Aberdeen Equity Long-Short
	Fund - Institutional Shares	$10,897,283
573,753	BlackRock Low Duration Bond
	Portfolio - Institutional Shares	5,605,562
217,137	DoubleLine Core Fixed Income
	Fund - Institutional Shares	2,362,445
954,664	DoubleLine Emerging Markets
	Fixed Income Bond Fund -
	Institutional Shares	10,004,877
1,099,768	DoubleLine Low Duration Bond
	Fund - Institutional Shares	11,206,636
362,492	DoubleLine Multi-Asset Growth
	Fund - Institutional Shares	3,661,172
2,553,428	DoubleLine Total Return Bond
	Fund - Institutional Shares	27,832,363
855,808	Eaton Vance Floating-Rate Fund -
	Institutional Shares	7,839,201
872,245	Eaton Vance Global Macro Absolute
	Return Advantage Fund -
	Institutional Shares (b)	8,486,943
683,832	Eaton Vance Multi-Strategy
	Absolute Return Fund -
	Institutional Shares	5,963,014
1,276,889	JPMorgan Floating Rate Income
	Fund - Select Shares	12,909,353
1,623,552	JPMorgan Multi-Sector Income
	Fund - Select Shares	16,868,704
57,287	JPMorgan Research Equity Long
	Short Fund - Select Shares	963,562
282,442	JPMorgan Strategic Income
	Opportunities Fund - Select Shares	3,369,531
747,401	JPMorgan Strategic Preservation
	Fund - Select Shares	11,121,331
291,652	Parametric Absolute Return Fund -
	Institutional Shares	2,820,273
443,873	Parametric Market Neutral Fund -
	Institutional Shares	4,349,956
5,815,677	Pioneer Strategic Income Fund -
	Class Y	63,914,286
264,610	Robeco Boston Partners Long/Short
	Research Fund- Institutional Shares	3,879,188
		214,055,680
	Total Investment Companies
	(Cost $433,380,815)	441,521,713

See notes to financial statements.

117

GuidePathSM Absolute Return Asset Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2014

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.84%
	Money Market Funds - 1.84%
8,292,774	Federated Prime Obligations Fund	$8,292,774
	Total Short Term Investments
	(Cost $8,292,774)	8,292,774
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 20.91%
	Money Market Funds - 20.91%
94,128,733	First American Government
	Obligations Fund	94,128,733
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $94,128,733)	94,128,733
	Total Investments
	(Cost $535,802,322) - 120.82%	543,943,220
	Liabilities in Excess of Other
	Assets - (20.82)%	(93,741,934)
	TOTAL NET ASSETS - 100.00%	$450,201,286

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

118

GuidePathSM Multi-Asset Income Asset Allocation Fund
CHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	INVESTMENT COMPANIES - 97.27%
	Affiliated Mutual Funds - 1.33%
172,407	GuideMarkSM World ex-US Fund -
	Institutional Shares	$1,541,323
	Exchange Traded Funds - 46.60%
11,260	iShares 7-10 Year Treasury
	Bond ETF (a)	1,145,480
16,028	iShares 10+Year Credit Bond ETF	931,547
27,926	iShares 20+ Year Treasury
	Bond ETF (a)	3,046,727
71,102	iShares Global Infrastructure ETF (a)	2,961,398
61,118	iShares iBoxx $ High Yield
	Corporate Bond ETF (a)	5,768,928
3,215	iShares iBoxx $ Investment Grade
	Corporate Bond ETF (a)	376,059
100,702	iShares International Select
	Dividend ETF (a)	3,891,125
41,824	iShares JPMorgan USD Emerging
	Markets Bond ETF (a)	4,660,030
39,151	iShares MSCI Australia ETF (a)	1,012,836
2,532	iShares TIPS ETF (b)	283,837
31,184	iShares U.S. Preferred Stock
	ETF (a)	1,217,112
61,933	iShares U.S. Real Estate ETF (a)	4,191,006
271,608	PowerShares International Dividend
	Achievers Portfolio (a)	4,951,414
28,531	PowerShares Senior Loan
	Portfolio (a)	707,854
45,426	SPDR Barclays High Yield
	Bond ETF (a)	1,876,548
4,831	SPDR Barclays International
	Treasury Bond ETF	286,865
22,007	SPDR Dow Jones International Real
	Estate ETF	906,028
15,915	Vanguard Global ex-US Real
	Estate ETF	860,524
12,822	Vanguard REIT ETF (a)	905,490
15,099	WisdomTree Emerging Markets
	Equity Income Fund (a)	740,908
147,627	WisdomTree Equity Income Fund (a)	8,351,259
53,995	WisdomTree International SmallCap
	Dividend Fund (a)	3,511,295
18,046	WisdomTree SmallCap Dividend
	Fund (a)	1,231,820
		53,816,090

Number of Shares		Value
	Mutual Funds - 49.34%
2,455,637	BlackRock Multi-Asset Income
	Fund - Institutional Shares	$27,994,264
383,165	Forward EM Corporate Debt Fund -
	Institutional Shares	3,540,441
433,034	Forward International Dividend
	Fund - Institutional Shares	3,520,570
279,266	Forward Select Income Fund -
	Institutional Shares	6,950,928
295,224	JPMorgan Global Equity Income
	Fund - Select Shares	5,004,052
557,401	JPMorgan High Yield Fund - Select
	Shares	4,503,802
412,410	JPMorgan Income Builder Fund -
	Select Shares	4,309,687
110,189	JPMorgan Multi-Sector Income
	Fund - Select Shares	1,144,868
		56,968,612
	Total Investment Companies
	(Cost $106,770,199)	112,326,025
	SHORT TERM INVESTMENTS - 2.02%
	Money Market Funds - 2.02%
2,332,056	Federated Prime Obligations Fund	2,332,056
	Total Short Term Investments
	(Cost $2,332,056)	2,332,056
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 29.58%
	Money Market Funds - 29.58%
34,155,152	First American Government
	Obligations Fund	34,155,152
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $34,155,152)	34,155,152
	Total Investments
	(Cost $143,257,407) - 128.87%	148,813,233
	Liabilities in Excess of Other
	Assets - (28.87)%	(33,335,457)
	TOTAL NET ASSETS - 100.00%	$115,477,776

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.

See notes to financial statements.

119

GuidePathSM Fixed Income Allocation Fund
SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	INVESTMENT COMPANIES - 98.19%
	Affiliated Mutual Funds - 35.39%
5,214,813	GuideMarkSM Core Fixed Income
	Fund - Institutional Shares	$48,862,801
2,720,118	GuideMarkSM Opportunistic Fixed
	Income Fund - Institutional Shares	27,037,975
		75,900,776
	Exchange Traded Funds - 55.10%
111,238	iShares 1-3 Year Treasury Bond
	ETF (a)	9,394,049
134,156	iShares 7-10 Year Treasury
	Bond ETF (a)	13,647,690
20,009	iShares 10+ Year Credit Bond ETF	1,162,923
24,559	iShares 20+ Year Treasury Bond
	ETF (a)	2,679,387
57,390	iShares Credit Bond ETF	6,284,779
13,952	iShares JPMorgan USD Emerging
	Markets Bond ETF (a)	1,554,532
275,632	PowerShares Senior Loan
	Portfolio (a)	6,838,430
180,324	SPDR Barclays High Yield Bond
	ETF (a)	7,449,184
136,226	SPDR Barclays TIPS ETF (a)	7,571,441
30,003	SPDR DB International Government
	Inflation-Protected Bond ETF	1,802,880
210,568	Vanguard Mortgage-Backed
	Securities ETF	10,886,366
602,335	Vanguard Total Bond Market Index
	Fund (a)	48,903,579
		118,175,240

Number of Shares		Value
	Mutual Funds - 7.70%
480,690	DoubleLine Total Return Bond
	Fund - Institutional Shares	$5,239,526
230,950	Loomis Sayles Bond Fund -
	Institutional Shares	3,570,492
160,394	PIMCO Emerging Local Bond
	Fund - Institutional Shares	1,506,102
554,821	PIMCO Unconstrained Bond
	Fund - Institutional Shares	6,197,356
		16,513,476
	Total Investment Companies
	(Cost $213,657,176)	210,589,492
	SHORT TERM INVESTMENTS - 1.90%
	Money Market Funds - 1.90%
4,066,373	Federated Prime Obligations Fund	4,066,373
	Total Short Term Investments
	(Cost $4,066,373)	4,066,373
	INVESTMENTS PURCHASED
	AS SECURITIES LENDING
	COLLATERAL - 14.39%
	Money Market Funds - 14.39%
30,860,329	First American Government
	Obligations Fund	30,860,329
	Total Investments Purchased as
	Securities Lending Collateral
	(Cost $30,860,329)	30,860,329
	Total Investments
	(Cost $248,583,878) - 114.48%	245,516,194
	Liabilities in Excess of Other
	Assets - (14.48)%	(31,056,616)
	TOTAL NET ASSETS - 100.00%	$214,459,578

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.

See notes to financial statements.

120

GuidePathSM Altegris® Diversified Alternatives Allocation Fund
SCHEDULE OF INVESTMENTS

March 31, 2014

Number of Shares		Value
	INVESTMENT COMPANIES - 98.28%
	Affiliated Mutual Funds - 98.28%
5,052,277	Altegris® Equity Long Short
	Fund - Institutional Shares (b)	$54,362,498
3,644,281	Altegris® Fixed Income Long Short
	Fund - Institutional Shares (b)	38,447,164
985,558	Altegris® Futures Evolution Strategy
	Fund - Institutional Shares	9,658,469
2,278,428	Altegris® Macro Strategy Fund -
	Institutional Shares (a)	18,295,775
710,954	Altegris® Managed Futures Strategy
	Fund - Institutional Shares (a)	6,277,720
		127,041,626
	Total Investment Companies
	(Cost $124,910,916)	127,041,626
	SHORT TERM INVESTMENTS - 1.91%
	Money Market Funds - 1.91%
2,465,179	Federated Prime Obligations Fund	2,465,179
	Total Short Term Investments
	(Cost $2,465,179)	2,465,179
	Total Investments
	(Cost $127,376,095) - 100.19%	129,506,805
	Liabilities in Excess of Other
	Assets - (0.19)%	(248,679)
	TOTAL NET ASSETS - 100.00%	$129,258,126

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See notes to financial statements.

121

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2014

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $136,946,094, $146,573,601, and $80,373,587, respectively)[1]	$191,326,182	$211,844,372	$84,096,695
Cash	—	—	3,340
Income receivable	74,854	277,867	47,573
Receivable for dividend reclaims	—	42,212	—
Receivable for investment securities sold	1,493,544	1,143,252	2,401,256
Receivable for fund shares sold	503,834	471,815	302,660
Receivable from securities lending agent (See Note 6)	—	—	6,803
Other assets	28,007	29,528	19,337
Total Assets	193,426,421	213,809,046	86,877,664
LIABILITIES:
Payable for collateral on securities loaned	8,219,156	12,146,872	7,516,857
Payable to securities lending agent (See Note 6)	6,087	2,148	—
Payable for investment securities purchased	1,106,878	1,480,522	1,932,497
Payable for fund shares redeemed	72,216	63,322	17,504
Payable to Investment Advisor	158,056	146,419	55,615
Other accrued expenses	133,481	126,060	68,188
Total Liabilities	9,695,874	13,965,343	9,590,661
NET ASSETS	$183,730,547	$199,843,703	$77,287,003
NET ASSETS CONSIST OF:
Capital stock	170,104,202	284,501,356	70,004,046
Unrealized appreciation on investments	54,380,088	65,270,771	3,723,108
Accumulated undistributed net investment income (loss)	6,873	544,756	(88,635)
Accumulated undistributed net realized gain (loss)	(40,760,616)	(150,473,180)	3,648,484
Total Net Assets	$183,730,547	$199,843,703	$77,287,003
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	3,279,832	5,287,218	2,664,868
Net assets	44,827,864	62,007,800	44,695,002
Net asset value, offering and redemption price per share	$13.67	$11.73	$16.77
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	10,244,828	11,637,947	1,962,363
Net assets	138,902,683	137,835,903	32,592,001
Net asset value, offering and redemption price per share	$13.56	$11.84	$16.61
[1]Includes loaned securities with a value of:	$8,181,940	$11,796,113	$7,358,422

See notes to financial statements.

122

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2014

	World ex-US Fund	Opportunistic Equity Fund	Global Real Return Fund
ASSETS:
Investments, at value (cost $317,445,257, $111,519,138, and $104,032,710, respectively)[1]	$369,692,063	$140,384,765	$106,575,842
Foreign currencies (cost $660,646, $0, and $0, respectively)	659,741	—	—
Cash	162,179	9,843	80,660
Variation margin on futures contracts	79,960	—	—
Income receivable	1,151,117	143,499	57,515
Receivable for dividend reclaims	384,814	758	—
Receivable for investment securities and foreign currencies sold	1,498,609	3,111,339	—
Receivable for fund shares sold	351,014	351,586	86,004
Other assets	39,764	31,921	34,354
Total Assets	374,019,261	144,033,711	106,834,375
LIABILITIES:
Payable for collateral on securities loaned	2,217,000	8,998,359	28,902,100
Payable to securities lending agent (See Note 6)	1,698	—	—
Payable for investment securities and foreign currencies purchased	1,825,828	2,524,824	209,485
Payable for fund shares redeemed	714,788	84,801	36,454
Payable to Investment Advisor	296,052	104,814	55,848
Other accrued expenses	276,825	91,467	53,575
Total Liabilities	5,332,191	11,804,265	29,257,462
NET ASSETS	$368,687,070	$132,229,446	$77,576,913
NET ASSETS CONSIST OF:
Capital stock	522,987,482	91,264,003	88,235,824
Unrealized appreciation on:
Investments	52,246,806	28,865,654	2,543,132
Foreign currencies	9,866	—	—
Futures contracts	349,550	—	—
Accumulated undistributed net investment income	3,150,602	169,134	245,321
Accumulated undistributed net realized gain (loss)	(210,057,236)	11,930,655	(13,447,364)
Total Net Assets	$368,687,070	$132,229,446	$77,576,913
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	14,599,597	4,439,409	1,432,429
Net assets	130,537,695	59,877,468	13,204,913
Net asset value, offering and redemption price per share	$8.94	$13.49	$9.22
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	26,784,476	5,390,801	6,965,370
Net assets	238,149,375	72,351,978	64,372,000
Net asset value, offering and redemption price per share	$8.89	$13.42	$9.24
[1]Includes loaned securities with a value of:	$2,083,130	$8,795,468	$28,433,508

See notes to financial statements.

123

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2014

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund
ASSETS:
Investments, at value (cost $334,936,850, $59,384,592, and $209,141,075, respectively)[1]	$338,170,395	$62,561,590	$209,280,003
Appreciation of swap agreements	—	—	2,637
Foreign currencies (cost $0, $0, and $3,053,378, respectively)	—	—	3,056,805
Cash	123,794	—	9,058
Variation margin on swaps	—	—	144
Income receivable	1,691,854	907,446	1,791,982
Receivable for dividend reclaims	—	—	711
Receivable for investment securities and foreign currencies sold	5,404,593	4,688	1,411,141
Receivable for fund shares sold	558,216	49,999	210,857
Swap premiums paid	—	—	105,762
Deposits with brokers for forwards and swaps	—	—	1,020,000
Appreciation of forward foreign currency contracts	—	—	1,469,277
Receivable from securities lending agent (See Note 6)	3,130	—	—
Other assets	53,375	29,068	25,364
Total Assets	346,005,357	63,552,791	218,383,741
LIABILITIES:
Depreciation of forward foreign currency contracts	—	—	2,305,923
Depreciation on swap agreements	—	—	558,782
Payable for collateral on securities loaned	4,594,030	—	—
Payable for investment securities and foreign currencies purchased	20,799,817	—	2,249,027
Payable for fund shares redeemed	146,421	2,862	182,699
Payable to Investment Advisor	259,145	47,319	166,966
Swap premiums received	—	—	35,877
Variation margin on futures contracts	—	—	20,538
Other accrued expenses	218,200	73,033	188,924
Total Liabilities	26,017,613	123,214	5,708,736
NET ASSETS	$319,987,744	$63,429,577	$212,675,005
NET ASSETS CONSIST OF:
Capital stock	319,690,210	64,642,494	214,751,726
Unrealized appreciation (depreciation) on:
Investments	3,233,553	3,176,998	138,928
Foreign currencies	—	—	(4,424)
Swaps	—	—	(556,145)
Forward currency exchange contracts	—	—	(836,646)
Futures contracts	—	—	(20,938)
Accumulated undistributed net investment income (loss)	(1,950)	58,795	2,378,876
Accumulated undistributed net realized loss	(2,934,069)	(4,448,710)	(3,176,372)
Total Net Assets	$319,987,744	$63,429,577	$212,675,005
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	9,468,178	—	6,560,084
Net assets	88,702,582	—	65,181,311
Net asset value, offering and redemption price per share	$9.37	$—	$9.94
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	24,625,983	5,676,012	14,860,707
Net assets	231,285,162	63,429,577	147,493,694
Net asset value, offering and redemption price per share	$9.39	$11.18	$9.93
[1]Includes loaned securities with a value of:	$4,481,147	$—	$—

See notes to financial statements.

124

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2014

	Strategic Asset Allocation Fund	Tactical ConstrainedSM Asset Allocation Fund	Tactical UnconstrainedSM Asset Allocation Fund	Absolute Return Asset Allocation Fund
ASSETS:
Investments, at value (cost $151,119,647, $80,723,090, $216,558,714, and $506,782,436, respectively)[1]	$175,291,604	$90,688,865	$234,014,066	$513,168,037
Investments in affiliates, at value (cost $119,488,282, $101,264,473, $99,351,349 and $29,019,886, respectively)	154,242,612	129,913,856	125,117,632	30,775,183
Cash	439,468	1,176	—	617
Income receivable	181,453	142,450	294,130	537,473
Receivable for investment securities sold	165,123	133,228	44,405,631	650,900
Receivable for fund shares sold	503,566	338,403	959,711	739,849
Other assets	36,937	30,707	37,859	80,921
Total Assets	330,860,763	221,248,685	404,829,029	545,952,980
LIABILITIES:
Payable for collateral on securities loaned	38,325,716	22,574,143	23,559,185	94,128,733
Payable for investment securities purchased	—	6,072	1,571,421	249,787
Payable for fund shares redeemed	297,823	263,152	311,321	867,882
Payable to Investment Advisor	133,556	81,628	198,581	230,463
Other accrued expenses	168,054	144,368	223,265	274,829
Total Liabilities	38,925,149	23,069,363	25,863,773	95,751,694
NET ASSETS	$291,935,614	$198,179,322	$378,965,256	$450,201,286
NET ASSETS CONSIST OF:
Capital stock	234,498,827	156,214,523	332,838,336	450,608,604
Unrealized appreciation on:
Investments	24,171,957	9,965,775	17,455,352	6,385,601
Investments in affiliates	34,754,330	28,649,383	25,766,283	1,755,297
Accumulated undistributed net investment income (loss)	(28,587)	17,673	(28,587)	1,183,290
Accumulated undistributed net realized gain (loss)	(1,460,913)	3,331,968	2,933,872	(9,731,506)
Total Net Assets	$291,935,614	$198,179,322	$378,965,256	$450,201,286
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	308,783	235,393	138,544	101,506
Net assets	3,534,178	2,680,327	1,496,066	1,014,888
Net asset value, offering and redemption price per share	$11.45	$11.39	$10.80	$10.00
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	25,231,728	17,157,133	34,968,576	44,882,550
Net assets	288,401,436	195,498,995	377,469,190	449,186,398
Net asset value, offering and redemption price per share	$11.43	$11.39	$10.79	$10.01
[1]Includes loaned securities with a value of:	$37,776,866	$22,099,590	$23,129,805	$91,330,450

See notes to financial statements.

125

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2014

	Multi-Asset Income Asset Allocation Fund	Fixed Income Allocation Fund	Altegris® Diversified Alternatives Allocation Fund
ASSETS:
Investments, at value (cost $141,992,535, $171,350,344, and $2,465,179, respectively)[1]	$147,271,910	$169,615,418	$2,465,179
Investments in affiliates, at value (cost $1,264,872, $77,233,534, and $124,910,916, respectively)	1,541,323	75,900,776	127,041,626
Cash	130,057	23,057	—
Income receivable	219,449	33,121	45
Receivable for investment securities sold	—	226,124	83,270
Receivable for fund shares sold	777,318	437,127	169,536
Other assets	43,197	28,819	13,364
Total Assets	149,983,254	246,264,442	129,773,020
LIABILITIES:
Payable for collateral on securities loaned	34,155,152	30,860,329	—
Payable for investment securities purchased	111,884	75,118	—
Payable for fund shares redeemed	99,413	637,890	414,868
Payable to Investment Advisor	57,791	91,830	—
Other accrued expenses	81,238	139,697	100,026
Total Liabilities	34,505,478	31,804,864	514,894
NET ASSETS	$115,477,776	$214,459,578	$129,258,126
NET ASSETS CONSIST OF:
Capital stock	110,178,232	222,887,250	131,214,642
Unrealized appreciation (depreciation) on:
Investments	5,279,375	(1,734,926)	—
Investments in affiliates	276,451	(1,332,758)	2,130,710
Accumulated undistributed net investment income	430,235	221,674	25,117
Accumulated undistributed net realized loss	(686,517)	(5,581,662)	(4,112,343)
Total Net Assets	$115,477,776	$214,459,578	129,258,126
Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	99,546	74,535
Net assets	—	960,185	737,302
Net asset value, offering and redemption price per share	$—	$9.65	$9.89
Service Shares
Shares outstanding (unlimited shares of no par value authorized)	10,736,707	22,138,764	12,997,288
Net assets	115,477,776	213,499,393	128,520,824
Net asset value, offering and redemption price per share	$10.76	$9.64	$9.89
[1]Includes loaned securities with a value of:	$33,251,218	$29,891,467	$—

See notes to financial statements.

126

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2014

	Large Cap Growth Fund	Large Cap Value Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $11,761, $35,997, and $0, respectively)	$2,743,030	$4,872,265	$791,040
Interest income	436	549	433
Total investment income	2,743,466	4,872,814	791,473
EXPENSES:
Investment advisory fees	1,254,133	1,384,218	595,395
Distribution (12b-1) fees – Service Shares	330,876	334,264	81,838
Administrative service fees – Service Shares	330,876	334,264	81,838
Shareholder servicing fees – Service Shares	105,880	96,904	16,368
Custody fees	75,944	32,221	61,652
Administration fees	68,728	76,072	30,511
Legal fees	48,266	75,917	31,783
Fund accounting fees	39,500	42,816	21,468
Federal and state registration fees	37,653	39,991	36,007
Audit and tax fees	24,055	24,055	23,713
Directors’ fees and expenses	19,336	21,636	8,527
Reports to shareholders	17,190	19,593	8,364
Transfer agent fees and expenses	13,440	14,352	9,345
Insurance fees	10,752	11,852	4,750
Compliance fees	7,321	8,148	3,397
Total expenses	2,383,950	2,516,303	1,014,956
Net expense recapture by Advisor (See Note 3)	21,984	—	6,403
Less securities lending credit (See Note 6)	(14,959)	(18,193)	(24,999)
Net expenses	2,390,975	2,498,110	996,360
Net investment income (loss)	352,491	2,374,704	(204,887)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	21,092,764	22,276,535	28,603,873
Net change in unrealized appreciation (depreciation) on investments	13,913,996	20,243,163	(11,964,634)
Net realized and unrealized gain	35,006,760	42,519,698	16,639,239
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,359,251	$44,894,402	$16,434,352

See notes to financial statements.

127

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2014

	World ex-US Fund	Opportunistic Equity Fund	Global Real Return Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $1,017,513, $13,201, and $0), respectively)	$8,467,318	$2,596,432	$1,678,407
Interest income	2,991	1,286	108
Total investment income	8,470,309	2,597,718	1,678,515
EXPENSES:
Investment advisory fees	2,353,871	1,127,620	504,342
Distribution (12b-1) fees – Service Shares	563,992	191,856	163,005
Administrative service fees – Service Shares	563,992	191,856	163,005
Shareholder servicing fees – Service Shares	169,198	43,984	42,381
Custody fees	529,674	44,383	13,636
Administration fees	129,406	55,462	30,488
Legal fees	86,650	47,543	15,329
Fund accounting fees	163,229	34,139	12,662
Federal and state registration fees	51,299	36,781	38,270
Audit and tax fees	26,954	31,084	17,323
Directors’ fees and expenses	35,360	15,433	8,302
Reports to shareholders	31,018	18,849	6,846
Transfer agent fees and expenses	19,933	11,664	8,542
Insurance fees	18,505	8,711	1,492
Compliance fees	13,883	5,687	1,945
Total expenses	4,756,964	1,865,052	1,027,568
Net expense recapture (reimbursement) by Advisor (See Note 3) .	(31,019)	20,181	—
Less securities lending credit (See Note 6)	(1,015)	(19,656)	(181,727)
Net expenses	4,724,930	1,865,577	845,841
Net investment income	3,745,379	732,141	832,674
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	10,673,040	25,954,638	(4,526,174)
Foreign currencies	(172,571)	—	—
Futures contracts	(165,695)	—	—
Total	10,334,774	25,954,638	(4,526,174)
Net change in unrealized appreciation on:
Investments	23,324,359	5,016,555	2,683,251
Foreign currencies	21,479	—	—
Futures contracts	349,550	—	—
Total	23,695,388	5,016,555	2,683,251
Net realized and unrealized gain (loss)	34,030,162	30,971,193	(1,842,923)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,775,541	$31,703,334	$(1,010,249)

See notes to financial statements.

128

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2014

	Core Fixed Income Fund	Tax-Exempt Fixed Income Fund	Opportunistic Fixed Income Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $0, $0, $5,065)	$—	$60	$288,009
Interest income (net of withholding tax of $0, $0, $52,552)	8,619,161	2,752,040	11,935,085
Total investment income	8,619,161	2,752,100	12,223,094
EXPENSES:
Investment advisory fees	1,805,896	321,415	1,675,419
Distribution (12b-1) fees – Service Shares	612,160	160,707	375,695
Administrative service fees – Service Shares	612,160	160,707	375,695
Shareholder servicing fees – Service Shares	244,864	64,283	120,222
Custody fees	58,106	9,415	208,113
Administration fees	137,929	24,675	94,731
Legal fees	98,317	20,356	64,559
Fund accounting fees	206,746	36,940	230,716
Federal and state registration fees	47,374	38,648	44,710
Audit and tax fees	29,542	27,489	37,430
Directors’ fees and expenses	41,006	6,414	27,533
Reports to shareholders	21,415	4,405	19,638
Transfer agent fees and expenses	20,617	6,779	13,939
Insurance fees	26,009	4,600	4,645
Compliance fees	14,069	2,510	6,485
Total expenses	3,976,210	889,343	3,299,530
Net expense reimbursement by Advisor (See Note 3)	(2,475)	(60,093)	(66,915)
Less securities lending credit (See Note 6)	(3,119)	—	—
Net expenses	3,970,616	829,250	3,232,615
Net investment income	4,648,545	1,922,850	8,990,479
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(2,082,111)	(120,481)	(2,141,813)
Foreign currencies	—	—	38,016
Forward currency exchange contracts	—	—	2,882,982
Swaps	—	—	(1,300,761)
Futures contracts	—	—	(1,047,206)
Total	(2,082,111)	(120,481)	(1,568,782)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,003,981)	(3,026,236)	(5,250,532)
Foreign currencies	—	—	26,613
Forward currency contracts	—	—	(4,689,733)
Swaps	—	—	(489,205)
Futures contracts	—	—	109,565
Total	(8,003,981)	(3,026,236)	(10,293,292)
Net realized and unrealized loss	(10,086,092)	(3,146,717)	(11,862,074)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,437,547)	$(1,223,867)	$(2,871,595)

See notes to financial statements.

129

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2014

	Strategic Asset Allocation Fund	Tactical ConstrainedSM Asset Allocation Fund	Tactical UnconstrainedSM Asset Allocation Fund	Absolute Return Asset Allocation Fund
INVESTMENT INCOME:
Dividend income	$2,993,832	$1,937,769	$4,224,684	$11,599,504
Dividends from affiliate investments	1,215,302	1,988,835	1,372,970	1,586,550
Interest income	1,916	1,709	11,525	3,566
Total investment income	4,211,050	3,928,313	5,609,179	13,189,620
EXPENSES:
Investment advisory fees	653,551	579,957	1,215,112	1,683,249
Distribution (12b-1) fees – Service Shares	649,542	576,282	865,355	1,200,580
Administrative service fees – Service Shares	649,542	576,282	865,355	1,200,580
Shareholder servicing fees – Service Shares	237,200	210,071	316,981	438,899
Custody fees	70,773	89,047	123,711	181,481
Administration fees	103,578	93,409	140,135	191,493
Legal fees	58,013	53,879	79,667	109,618
Fund accounting fees	41,168	38,483	55,636	77,874
Federal and state registration fees	41,244	42,691	40,007	48,591
Audit and tax fees	18,793	18,793	18,793	18,793
Directors’ fees and expenses	29,034	26,032	37,739	53,939
Reports to shareholders	25,973	26,505	37,048	45,508
Transfer agent fees and expenses	14,597	13,974	18,131	22,051
Insurance fees	4,394	4,054	5,489	9,074
Compliance fees	7,161	6,706	9,794	12,990
Total expenses	2,604,563	2,356,165	3,828,953	5,294,720
Net expense recapture by Advisor (See Note 3)	107,925	78,020	157,386	178,178
Less securities lending credit (See Note 6)	(108,477)	(123,456)	(173,989)	(645,207)
Net expenses	2,604,011	2,310,729	3,812,350	4,827,691
Net investment income	1,607,039	1,617,584	1,796,829	8,361,929
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,314,749	642,222	2,418,887	(6,435,319)
Investments in affiliates	3,578,477	4,598,743	7,316,695	(421,917)
Total	4,893,226	5,240,965	9,735,582	(6,857,236)
Net change in unrealized appreciation (depreciation) on:
Investments	12,535,204	2,983,879	2,849,534	542,444
Investments in affiliates	16,497,856	12,321,801	10,111,433	(1,183,950)
Total	29,033,060	15,305,680	12,960,967	(641,506)
Net realized and unrealized gain (loss)	33,926,286	20,546,645	22,696,549	(7,498,742)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,533,325	$22,164,229	$24,493,378	$863,187

See notes to financial statements.

130

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2014

	Multi-Asset Income Asset Allocation Fund	Fixed Income Allocation Fund	Altegris® Diversified Alternatives Allocation Fund
INVESTMENT INCOME:
Dividend income	$4,498,674	$3,564,062	$—
Dividends from affiliate investments	48,836	1,705,644	4,859,302
Interest income	788	1,546	1,171
Payment from Affiliated Parties	—	—	65,641
Total investment income	4,548,298	5,271,252	4,926,114
EXPENSES:
Investment advisory fees	329,019	546,247	237,489
Distribution (12b-1) fees – Service Shares	235,013	544,724	394,273
Administrative service fees – Service Shares	235,013	544,724	394,273
Shareholder servicing fees – Service Shares	85,656	200,291	144,009
Custody fees	62,809	68,463	44,035
Administration fees	36,915	85,907	65,297
Legal fees	23,807	54,358	47,736
Fund accounting fees	11,657	29,538	21,587
Federal and state registration fees	45,606	43,846	45,859
Audit and tax fees	17,016	16,916	17,088
Directors’ fees and expenses	9,635	24,294	17,979
Reports to shareholders	8,960	19,930	15,257
Transfer agent fees and expenses	6,254	12,359	10,608
Insurance fees	676	3,043	1,825
Compliance fees	2,694	5,794	4,466
Total expenses	1,110,730	2,200,434	1,461,781
Expense recapture by Advisor (See Note 3)	20,380	—	—
Fees waived by Advisor (See Note 3)	—	—	(631,762)
Less securities lending credit (See Note 6)	(306,484)	(197,900)	—
Net expenses	824,626	2,002,534	830,019
Net investment income	3,723,672	3,268,718	4,096,095
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(562,799)	(3,996,675)	—
Investments in affiliates	(90,912)	(1,381,686)	(3,921,888)
Total	(653,711)	(5,378,361)	(3,921,888)
Net change in unrealized appreciation (depreciation) on:
Investments	2,574,474	(737,690)	—
Investments in affiliates	137,732	(900,838)	1,864,478
Total	2,712,206	(1,638,528)	1,864,478
Net realized and unrealized gain (loss)	2,058,495	(7,016,889)	(2,057,410)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,782,167	$(3,748,171)	$2,038,685

See notes to financial statements.

131

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
OPERATIONS:
Net investment income	$352,491	$615,990	$2,374,704	$2,778,763
Net realized gain on investment transactions	21,092,764	12,907,901	22,276,535	1,243,514
Change in unrealized appreciation (depreciation) on investments	13,913,996	(6,127,721)	20,243,163	19,933,765
Net increase in net assets resulting from operations	35,359,251	7,396,170	44,894,402	23,956,042
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	12,335,208	21,114,514	19,156,635	28,863,915
Shares issued to holders in reinvestment of dividends	291,957	245,969	1,001,117	973,550
Shares redeemed	(22,023,140)	(10,260,736)	(32,457,127)	(15,604,223)
Net increase (decrease)	(9,395,975)	11,099,747	(12,299,375)	14,233,242
Service Shares
Shares sold	38,921,597	21,361,024	39,000,087	20,957,853
Shares issued to holders in reinvestment of dividends	71,448	236,843	813,710	1,840,459
Shares redeemed	(62,008,635)	(58,405,005)	(69,734,060)	(61,447,421)
Net decrease	(23,015,590)	(36,807,138)	(29,920,263)	(38,649,109)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(291,957)	(245,969)	(1,001,117)	(973,550)
Net investment income – Service Shares	(115,775)	(236,885)	(1,354,660)	(1,840,687)
Total dividends and distributions	(407,732)	(482,854)	(2,355,777)	(2,814,237)
INCREASE (DECREASE) IN NET ASSETS	2,539,954	(18,794,075)	318,987	(3,274,062)
NET ASSETS:
Beginning of year	181,190,593	199,984,668	199,524,716	202,798,778
End of year (including accumulated undistributed net investment income of $6,873, $62,114, $544,756 and $525,829, respectively)	$183,730,547	$181,190,593	$199,843,703	$199,524,716
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	994,052	2,048,776	1,813,516	3,437,991
Shares issued to holders in reinvestment of dividends	21,642	24,044	87,281	115,350
Shares redeemed	(1,751,779)	(991,010)	(3,023,543)	(1,875,144)
Net increase (decrease)	(736,085)	1,081,810	(1,122,746)	1,678,197
Service Shares
Shares sold	3,101,659	2,059,739	3,573,671	2,429,746
Shares issued to holders in reinvestment of dividends	5,328	23,288	70,148	215,763
Shares redeemed	(5,108,167)	(5,725,792)	(6,610,413)	(7,295,530)
Net decrease	(2,001,180)	(3,642,765)	(2,966,594)	(4,650,021)

See notes to financial statements.

132

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
OPERATIONS:
Net investment income (loss)	$(204,887)	$273,437	$3,745,379	$2,903,141
Net realized gain (loss) on investment transactions	28,603,873	5,068,942	10,334,774	(4,179,666)
Change in unrealized appreciation (depreciation) on investments	(11,964,634)	7,546,233	23,695,388	25,818,039
Net increase in net assets resulting from operations	16,434,352	12,888,612	$37,775,541	24,541,514
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	21,158,768	22,445,768	69,617,181	52,506,550
Shares issued to holders in reinvestment of dividends	23,111	341,432	1,297,000	644,419
Shares redeemed	(30,790,156)	(14,900,622)	(36,583,493)	(14,909,881)
Net increase (decrease)	(9,608,277)	7,886,578	34,330,688	38,241,088
Service Shares
Shares sold	8,445,132	5,372,925	94,242,807	68,395,204
Shares issued to holders in reinvestment of dividends	—	126,113	1,431,722	1,440,442
Shares redeemed	(22,944,161)	(18,874,352)	(78,040,049)	(74,045,567)
Net increase (decrease)	(14,499,029)	(13,375,314)	17,634,480	(4,209,921)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(23,111)	(341,432)	(1,297,000)	(644,419)
Net investment income – Service Shares	—	(126,133)	(2,167,000)	(1,441,139)
Total dividends and distributions	(23,111)	(467,565)	(3,464,000)	(2,085,558)
INCREASE (DECREASE) IN NET ASSETS	(7,696,065)	6,932,311	86,276,709	56,487,123
NET ASSETS:
Beginning of year	84,983,068	78,050,757	282,410,361	225,923,238
End of year (including accumulated undistributed net investment income (loss) of $(88,635), $(62,048), $3,150,602 and $2,777,603, respectively)	$77,287,003	$84,983,068	$368,687,070	$282,410,361
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,390,413	1,934,772	8,180,960	7,113,356
Shares issued to holders in reinvestment of dividends	1,413	28,862	145,404	82,301
Shares redeemed	(2,010,523)	(1,284,015)	(4,292,169)	(2,030,934)
Net increase (decrease)	(618,697)	679,619	4,034,195	5,164,723
Service Shares
Shares sold	554,743	456,562	11,329,390	9,665,692
Shares issued to holders in reinvestment of dividends	—	10,697	161,049	183,965
Shares redeemed	(1,612,743)	(1,615,250)	(9,210,010)	(9,919,664)
Net increase (decrease)	(1,058,000)	(1,147,991)	2,280,429	(70,007)

See notes to financial statements.

133

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Equity Fund		Global Real Return Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
OPERATIONS:
Net investment income	$732,141	$746,058	$832,674	$897,253
Net realized gain (loss) on investment transactions	25,954,638	4,854,198	(4,526,174)	(4,756,580)
Change in unrealized appreciation on investments	5,016,555	13,201,143	2,683,251	4,879,279
Net increase (decrease) in net assets resulting from operations	31,703,334	18,801,399	(1,010,249)	1,019,952
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	12,740,679	29,457,609	4,555,454	8,619,468
Shares issued to holders in reinvestment of dividends	3,505,113	394,887	147,042	134,336
Shares redeemed	(34,980,702)	(17,215,858)	(3,027,315)	(7,635,480)
Net increase (decrease)	(18,734,910)	12,636,638	1,675,181	1,118,324
Service Shares
Shares sold	12,445,930	9,325,458	18,626,087	11,349,361
Shares issued to holders in reinvestment of dividends	3,535,605	191,398	343,729	733,867
Shares redeemed	(44,363,925)	(46,106,624)	(23,902,642)	(44,895,468)
Net decrease	(28,382,390)	(36,589,768)	(4,932,826)	(32,812,240)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(554,826)	(394,887)	(147,042)	(134,336)
Net investment income – Service Shares	(137,451)	(191,398)	(469,321)	(733,867)
Net realized gains – Institutional Shares	(2,950,288)	—	—	—
Net realized gains – Service Shares	(3,431,406)	—	—	—
Total dividends and distributions	(7,073,971)	(586,285)	(616,363)	(868,203)
DECREASE IN NET ASSETS	(22,487,937)	(5,738,016)	(4,884,257)	(31,542,167)
NET ASSETS:
Beginning of year	154,717,383	160,455,399	82,461,170	114,003,337
End of year (including accumulated undistributed net investment income of $169,134, $159,773, $245,321 and $14,888, respectively)	$132,229,446	$154,717,383	$77,576,913	$82,461,170
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	1,020,666	3,050,070	503,548	938,852
Shares issued to holders in reinvestment of dividends	265,740	39,568	16,284	14,261
Shares redeemed	(2,808,384)	(1,795,557)	(331,558)	(823,384)
Net increase (decrease)	(1,521,978)	1,294,081	188,274	129,729
Service Shares
Shares sold	981,103	938,744	2,046,056	1,216,621
Shares issued to holders in reinvestment of dividends	269,072	19,255	37,897	77,494
Shares redeemed	(3,592,246)	(4,813,453)	(2,628,584)	(4,803,833)
Net decrease	(2,342,071)	(3,855,454)	(544,631)	(3,509,718)

See notes to financial statements.

134

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Tax-Exempt Fixed Income Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
OPERATIONS:
Net investment income	$4,648,545	$5,023,485	$1,922,850	$2,257,558
Net realized gain (loss) on investment transactions	(2,082,111)	8,953,451	(120,481)	1,992,488
Change in unrealized appreciation (depreciation) on investments	(8,003,981)	3,790,201	(3,026,236)	(279,838)
Net increase (decrease) in net assets resulting from operations	(5,437,547)	17,767,137	(1,223,867)	3,970,208
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	99,243,948	126,671,176	—	—
Shares issued to holders in reinvestment of dividends	4,131,927	3,059,578	—	—
Shares redeemed	(143,287,217)	(26,205,403)	—	—
Net increase (decrease)	(39,911,342)	103,525,351	—	—
Service Shares
Shares sold	82,207,966	119,713,756	21,167,435	22,814,112
Shares issued to holders in reinvestment of dividends	5,662,109	7,857,792	1,305,670	2,125,734
Shares redeemed	(125,108,533)	(289,441,078)	(31,627,332)	(32,323,200)
Net decrease	(37,238,458)	(161,869,530)	(9,154,227)	(7,383,354)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(2,106,585)	(1,990,436)	—	—
Net investment income – Service Shares	(3,464,351)	(5,184,619)	(1,932,202)	(2,255,871)
Net realized gains – Institutional Shares	(329,777)	(1,069,143)	—	—
Net realized gains – Service Shares	(873,296)	(2,916,872)	—	—
Return of capital – Institutional Shares	(1,695,565)	—	—	—
Return of capital – Service Shares	(4,498,324)	—	—	—
Total dividends and distributions	(12,967,898)	(11,161,070)	(1,932,202)	(2,255,871)
DECREASE IN NET ASSETS	(95,555,245)	(51,738,112)	(12,310,296)	(5,669,017)
NET ASSETS:
Beginning of year	415,542,989	467,281,101	75,739,873	81,408,890
End of year (including accumulated undistributed net investment income (loss) of $(1,950), $176,482, $58,795 and $68,147, respectively)	$319,987,744	$415,542,989	$63,429,577	$75,739,873
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	10,359,602	12,665,350	—	—
Shares issued to holders in reinvestment of dividends	439,400	308,449	—	—
Shares redeemed	(14,958,623)	(2,622,197)	—	—
Net increase (decrease)	(4,159,621)	10,351,602	—	—
Service Shares
Shares sold	8,539,880	12,019,198	1,888,895	1,938,340
Shares issued to holders in reinvestment of dividends	601,091	789,690	118,057	181,911
Shares redeemed	(12,966,663)	(28,860,816)	(2,805,719)	(2,745,670)
Net decrease	(3,825,692)	(16,051,928)	(798,767)	(625,419)

See notes to financial statements.

135

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Opportunistic Fixed Income Fund		Strategic Asset Allocation Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
OPERATIONS:
Net investment income	$8,990,479	$9,763,909	$1,607,039	$1,555,251
Net realized gain (loss) on investment transactions	(1,568,782)	3,938,357	4,893,226	(106,631)
Change in unrealized appreciation (depreciation) on investments	(10,293,292)	11,212,581	29,033,060	20,464,754
Net increase (decrease) in net assets resulting from operations	(2,871,595)	24,914,847	35,533,325	21,913,374
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	40,385,667	97,626,601	3,468,920	923,730
Shares issued to holders in reinvestment of dividends	3,161,115	3,893,635	56,529	5,179
Shares redeemed	(78,137,254)	(40,949,711)	(1,062,912)	(88,985)
Net increase (decrease)	(34,590,472)	60,570,525	2,462,537	839,924
Service Shares
Shares sold	68,707,575	59,196,660	144,347,332	138,739,675
Shares issued to holders in reinvestment of dividends	2,709,952	5,215,889	5,261,997	1,635,557
Shares redeemed	(68,566,490)	(127,923,371)	(138,207,839)	(57,129,975)
Net increase (decrease)	2,851,037	(63,510,822)	11,401,490	83,245,257
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(2,977,841)	(3,893,635)	(18,875)	(5,179)
Net investment income – Service Shares	(3,814,577)	(5,953,564)	(1,395,712)	(1,635,557)
From net realized gains – Institutional Shares	(183,274)	—	(37,654)	—
From net realized gains – Service Shares	(373,401)	—	(5,016,550)	—
Total dividends and distributions	(7,349,093)	(9,847,199)	(6,468,791)	(1,640,736)
INCREASE (DECREASE) IN NET ASSETS	(41,960,123)	12,127,351	42,928,561	104,357,819
NET ASSETS:
Beginning of year	254,635,128	242,507,777	249,007,053	144,649,234
End of year (including distributions in excess of net investment income (loss) of $2,378,876, $(1,481,815),$(28,587) and $(292,420), respectively)	$212,675,005	$254,635,128	$291,935,614	$249,007,053
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	4,033,572	9,870,100	313,095	94,646
Shares issued to holders in reinvestment of dividends	322,958	387,161	4,998	544
Shares redeemed	(7,938,298)	(4,072,647)	(95,592)	(8,908)
Net increase (decrease)	(3,581,768)	6,184,614	222,501	86,282
Service Shares
Shares sold	6,865,249	5,969,660	13,277,241	14,796,202
Shares issued to holders in reinvestment of dividends	276,273	525,275	464,841	171,442
Shares redeemed	(6,919,201)	(12,887,729)	(12,692,004)	(6,078,952)
Net increase (decrease)	222,321	(6,392,794)	1,050,078	8,888,692

See notes to financial statements.

136

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Tactical ConstrainedSM Asset Allocation Fund		Tactical UnconstrainedSM Asset Allocation Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
OPERATIONS:
Net investment income	$1,617,584	$1,843,422	$1,796,829	$2,359,870
Net realized gain on investment transactions	5,240,965	1,312,731	9,735,582	4,089,310
Change in unrealized appreciation on investments	15,305,680	14,384,272	12,960,967	19,251,032
Net increase in net assets resulting from operations	22,164,229	17,540,425	24,493,378	25,700,212
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	2,761,832	927,302	1,261,607	846,923
Shares issued to holders in reinvestment of dividends	34,002	7,493	28,934	7,543
Shares redeemed	(1,120,373)	(88,557)	(659,809)	(83,079)
Net increase	1,675,461	846,238	630,732	771,387
Service Shares
Shares sold	84,656,660	134,707,886	177,825,472	183,929,465
Shares issued to holders in reinvestment of dividends	1,537,801	2,344,322	6,278,348	3,611,304
Shares redeemed	(138,713,361)	(66,447,400)	(133,748,253)	(83,970,383)
Net increase (decrease)	(52,518,900)	70,604,808	50,355,567	103,570,386
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(23,970)	(6,307)	(9,973)	(6,002)
Net investment income – Service Shares	(1,634,037)	(1,820,997)	(1,652,507)	(2,613,278)
Net realized gains – Institutional Shares	(10,033)	(1,186)	(18,961)	(1,541)
Net realized gains – Service Shares	(1,258,199)	(523,324)	(5,959,556)	(998,026)
Total dividends and distributions	(2,926,239)	(2,351,814)	(7,640,997)	(3,618,847)
INCREASE (DECREASE) IN NET ASSETS	(31,605,449)	86,639,657	67,838,680	126,423,138
NET ASSETS:
Beginning of year	229,784,771	143,145,114	311,126,576	184,703,438
End of year (including undistributed net investment income (loss) of $17,673, $65,093, $(28,587) and $(30,953), respectively)	$198,179,322	$229,784,771	$378,965,256	$311,126,576
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	249,754	92,258	118,987	86,652
Shares issued to holders in reinvestment of dividends	3,017	764	2,682	794
Shares redeemed	(101,714)	(8,686)	(62,213)	(8,358)
Net increase	151,057	84,336	59,456	79,088
CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	7,801,114	13,855,679	16,793,957	19,247,387
Shares issued to holders in reinvestment of dividends	136,209	238,244	580,791	378,941
Shares redeemed	(12,703,740)	(6,831,572)	(12,632,765)	(8,763,079)
Net increase	(4,766,417)	7,262,351	4,741,983	10,863,249

See notes to financial statements.

137

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return Asset Allocation Fund		Multi-Asset Income Asset Allocation Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	August 31, 2012[1] Ended March 31, 2013
OPERATIONS:
Net investment income	$8,361,929	$7,295,580	$3,723,672	$1,297,866
Net realized gain (loss) on investment transactions	(6,857,236)	(2,028,557)	(653,711)	79,148
Change in unrealized appreciation (depreciation) on investments	(641,506)	6,221,621	2,712,206	2,843,620
Net increase in net assets resulting from operations	863,187	11,488,644	5,782,167	4,220,634
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	910,116	632,867	—	—
Shares issued to holders in reinvestment of dividends	19,543	5,204	—	—
Shares redeemed	(478,434)	(66,753)	—	—
Net increase	451,225	571,318	—	—
Service Shares
Shares sold	197,736,481	389,126,244	84,116,586	78,226,314
Shares issued to holders in reinvestment of dividends	1,562,579	6,375,492	859,152	920,397
Shares redeemed	(251,559,445)	(129,561,042)	(44,766,891)	(9,177,326)
Net increase (decrease)	(52,260,385)	265,940,694	40,208,847	69,969,385
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(19,543)	(5,017)	—	—
Net investment income – Service Shares	(9,107,855)	(6,075,492)	(3,670,842)	(920,397)
Net realized gains – Institutional Shares	—	(187)	—	—
Net realized gains – Service Shares	—	(300,000)	(112,018)	—
Total dividends and distributions	(9,127,398)	(6,380,696)	(3,782,860)	(920,397)
INCREASE (DECREASE) IN NET ASSETS	(60,073,371)	271,619,960	42,208,154	73,269,622
NET ASSETS:
Beginning of year	510,274,657	238,654,697	73,269,622	—
End of year (including accumulated undistributed net investment income of $1,183,290, $1,979,089, $430,235 and $377,469, respectively)	$450,201,286	$510,274,657	$115,477,776	$73,269,622
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	91,636	62,118	—	—
Shares issued to holders in reinvestment of dividends	1,986	515	—	—
Shares redeemed	(48,184)	(6,565)	—	—
Net increase	45,438	56,068	—	—
CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	19,735,570	38,501,638	7,984,824	7,722,970
Shares issued to holders in reinvestment of dividends	158,316	629,989	81,731	90,324
Shares redeemed	(25,137,707)	(12,779,147)	(4,252,068)	(891,074)
Net increase (decrease)	(5,243,821)	26,352,480	3,814,487	6,922,220

1 Commencement of operations.

See notes to financial statements.

138

GuideMarkSM Funds & GuidePathSM Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fixed Income Allocation Fund		Altegris® Diversified Alternatives Allocation Fund
	Year Ended March 31, 2014	August 31, 2012[1] Ended March 31, 2013	Year Ended March 31, 2014	August 31, 2012[1] Ended March 31, 2013
OPERATIONS:
Net investment income	$3,268,718	$2,330,764	$4,096,095	$414,511
Net realized gain (loss) on investment transactions	(5,378,361)	381,638	(3,921,888)	(139,006)
Change in unrealized appreciation (depreciation) on investments	(1,638,528)	(1,429,156)	1,864,478	266,232
Net increase (decrease) in net assets resulting from operations	(3,748,171)	1,283,246	2,038,685	541,737
CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	915,879	573,305	689,003	564,274
Shares issued to holders in reinvestment of dividends	17,674	2,558	20,739	1,070
Shares redeemed	(458,138)	(70,389)	(478,352)	(54,444)
Net increase	475,415	505,474	231,390	510,900
Service Shares
Shares sold	115,835,263	272,311,878	57,897,860	185,187,805
Shares issued to holders in reinvestment of dividends	1,080,786	1,762,362	707,742	395,082
Shares redeemed	(123,305,671)	(45,778,257)	(89,214,319)	(24,501,818)
Net increase (decrease)	(6,389,622)	228,295,983	(30,608,717)	161,081,069
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income – Institutional Shares	(16,037)	(2,522)	(20,512)	(1,070)
Net investment income – Service Shares	(3,627,266)	(1,731,753)	(4,068,805)	(395,082)
Net realized gains – Institutional Shares	(1,637)	(36)	(227)	—
Net realized gains – Service Shares	(552,887)	(30,609)	(51,242)	—
Total dividends and distributions	(4,197,827)	(1,764,920)	(4,140,786)	(396,152)
INCREASE (DECREASE) IN NET ASSETS	(13,860,205)	228,319,783	(32,479,428)	161,737,554
NET ASSETS:
Beginning of year	228,319,783	—	161,737,554	—
End of year (including accumulated undistributed net investment income of $221,674, $596,489, $25,117 and $18,359, respectively)	$214,459,578	$228,319,783	$129,258,126	$161,737,554
CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	94,769	57,171	69,757	56,750
Shares issued to holders in reinvestment of dividends	1,846	256	2,105	109
Shares redeemed	(47,460)	(7,036)	(48,709)	(5,477)
Net increase	49,155	50,391	23,153	51,382
CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	11,927,709	27,217,672	5,820,067	18,551,917
Shares issued to holders in reinvestment of dividends	113,096	176,236	71,779	40,315
Shares redeemed	(12,722,815)	(4,573,134)	(9,017,243)	(2,469,547)
Net increase (decrease)	(682,010)	22,820,774	(3,125,397)	16,122,685

1 Commencement of operations.

See notes to financial statements.

139

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Large Cap Growth Fund
	Institutional
	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.20	$10.68	$10.32
Income from investment operations:
Net investment income	0.09	0.08	0.01
Net realized and unrealized gains on investments	2.46	0.51	0.35
Total from investment operations	2.55	0.59	0.36
Less distributions:
Dividends from net investment income	(0.08)	(0.07)	—
Total distributions	(0.08)	(0.07)	—
Net asset value, end of year	$13.67	$11.20	$10.68
Total return	22.81%	5.54%	3.49%[2]
Supplemental data and ratios:
Net assets, end of year	$44,827,864	$44,994,114	$31,330,264
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.90%	0.92%	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	0.89%	0.89%	0.92%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.63%	0.81%	0.33%[3]
After expense reimbursement (recapture) and securities lending credit	0.64%	0.84%	0.34%[3]
Portfolio turnover rate	55.81%	60.92%	126.61%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

140

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Large Cap Growth Fund
	Service
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.12	$10.61	$9.99	$8.41	$5.67
Income from investment operations:
Net investment income (loss)	0.00	0.02	(0.03)	(0.01)	0.01
Net realized and unrealized gains on investments	2.45	0.51	0.65	1.59	2.75
Total from investment operations	2.45	0.53	0.62	1.58	2.76
Less distributions:
Dividends from net investment income	(0.01)	(0.02)	—	—	(0.01)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.01)	(0.02)	—	—	(0.02)
Net asset value, end of year	$13.56	$11.12	$10.61	$9.99	$8.41
Total return	22.04%	5.00%	6.21%	18.79%	48.60%
Supplemental data and ratios:
Net assets, end of year	$138,902,683	$136,196,479	$168,654,404	$211,129,188	$207,928,223
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.48%	1.52%	1.54%	1.45%	1.46%
After expense reimbursement (recapture) and securities lending credit	1.49%	1.49%	1.49%	1.43%	1.41%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.05%	0.18%	-0.32%	-0.13%	0.09%
After expense reimbursement (recapture) and securities lending credit	0.04%	0.21%	-0.27%	-0.11%	0.14%
Portfolio turnover rate	55.81%	60.92%	126.61%	63.33%	69.83%

Portfolio Turnover is calculated for the Fund as a whole.

See notes to financial statements.

141

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Large Cap Value Fund
	Institutional
	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.43	$8.39	$8.54
Income from investment operations:
Net investment income	0.17	0.18	0.13
Net realized and unrealized gains (losses) on investments	2.31	1.03	(0.09)
Total from investment operations	2.48	1.21	0.04
Less distributions:
Dividends from net investment income	(0.18)	(0.17)	(0.19)
Total distributions	(0.18)	(0.17)	(0.19)
Net asset value, end of year	$11.73	$9.43	$8.39
Total return	26.38%	14.70%	0.70%[2]
Supplemental data and ratios:
Net assets, end of year	$62,007,800	$60,452,681	$39,721,680
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.89%	0.92%	0.93%[3]
After expense reimbursement (recapture) and securities lending credit	0.88%	0.91%	0.92%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.57%	1.89%	1.89%[3]
After expense reimbursement (recapture) and securities lending credit	1.58%	1.90%	1.90%[3]
Portfolio turnover rate	29.10%	27.02%	95.12%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

142

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Large Cap Value Fund
	Service
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.52	$8.47	$8.32	$7.44	$4.85
Income from investment operations:
Net investment income	0.13	0.14	0.10	0.09	0.10
Net realized and unrealized gains on investments	2.31	1.03	0.13	0.88	2.60
Total from investment operations	2.44	1.17	0.23	0.97	2.70
Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.08)	(0.09)	(0.11)
Total distributions	(0.12)	(0.12)	(0.08)	(0.09)	(0.11)
Net asset value, end of year	$11.84	$9.52	$8.47	$8.32	$7.44
Total return	25.63%	13.96%	2.87%	13.15%	55.37%
Supplemental data and ratios:
Net assets, end of year	$137,835,903	$139,072,035	$163,077,098	$200,132,341	$200,627,939
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.46%	1.49%	1.51%	1.44%	1.44%
After expense reimbursement (recapture) and securities lending credit	1.45%	1.49%	1.49%	1.42%	1.40%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.01%	1.33%	1.13%	1.13%	1.27%
After expense reimbursement (recapture) and securities lending credit	1.02%	1.33%	1.15%	1.15%	1.31%
Portfolio turnover rate	29.10%	27.02%	95.12%	16.35%	26.85%

Portfolio Turnover is calculated for the Fund as a whole.

See notes to financial statements.

143

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Institutional
	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$13.51	$11.56	$11.99
Income from investment operations:
Net investment income	—	0.07	—
Net realized and unrealized gains (losses) on investments	3.27	1.99	(0.43)
Total from investment operations	3.27	2.06	(0.43)
Less distributions:
Dividends from net investment income	(0.01)	(0.11)	—
Total distributions	(0.01)	(0.11)	—
Net asset value, end of year	$16.77	$13.51	$11.56
Total return	24.19%	17.95%	-3.59%[2]
Supplemental data and ratios:
Net assets, end of year	$44,695,002	$44,361,656	$30,106,471
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.05%	1.09%	1.22%[3]
After expense reimbursement (recapture) and securities lending credit	1.02%	1.05%	1.09%[3]
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.04%	0.61%	-0.10%[3]
After expense reimbursement (recapture) and securities lending credit	-0.01%	0.65%	0.03%[3]
Portfolio turnover rate	241.55%	143.14%	245.95%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

144

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$13.45	$11.50	$11.61	$9.46	$5.69
Income from investment operations:
Net investment income (loss)	(0.12)	—	(0.09)	(0.05)	0.01
Net realized and unrealized gains (losses) on investments	3.28	1.99	(0.02)	2.20	3.78
Total from investment operations	3.16	1.99	(0.11)	2.15	3.79
Less distributions:
Dividends from net investment income	—	(0.04)	—	—	— *
Return of capital	—	—	—	—	(0.02)
Total distributions	—	(0.04)	—	—	(0.02)
Net asset value, end of year	$16.61	$13.45	$11.50	$11.61	$9.46
Total return	23.49%	17.32%	-0.95%	22.73%	66.39%
Supplemental data and ratios:
Net assets, end of year	$32,592,001	$40,621,412	$47,944,286	$42,748,789	$42,649,488
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.60%	1.66%	1.74%	1.71%	1.67%
After expense reimbursement (recapture) and securities lending credit	1.59%	1.59%	1.59%	1.59%	1.59%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	-0.62%	0.01%	-0.82%	-0.66%	-0.06%
After expense reimbursement (recapture) and securities lending credit	-0.61%	0.08%	-0.67%	-0.54%	0.02%
Portfolio turnover rate	241.55%	143.14%	245.95%	44.75%	52.31%

Portfolio Turnover is calculated for the Fund as a whole.

*	Amount represents less than $0.01 per share.

See notes to financial statements.

145

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.06	$7.52	$8.75
Income from investment operations:
Net investment income	0.11	0.13	0.07
Net realized and unrealized gains (losses) on investments	0.86	0.48	(1.17)
Total from investment operations	0.97	0.61	(1.10)
Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.13)
Total distributions	(0.09)	(0.07)	(0.13)
Net asset value, end of year	$8.94	$8.06	$7.52
Total return	12.09%	8.09%	-12.34%[2]
Supplemental data and ratios:
Net assets, end of year	$130,537,695	$85,157,441	$40,623,156
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.03%	1.09%	1.08%[3]
After expense reimbursement (recapture) and securities lending credit	1.03%	1.09%	1.08%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.44%	1.44%	1.13%[3]
After expense reimbursement (recapture) and securities lending credit	1.44%	1.44%	1.13%[3]
Portfolio turnover rate	75.22%	75.34%	164.90%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

146

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.05	$7.54	$8.39	$8.01	$5.80
Income from investment operations:
Net investment income	0.07	0.08	0.12	0.11	0.20
Net realized and unrealized gains (losses) on investments	0.85	0.49	(0.88)	0.40	2.22
Total from investment operations	0.92	0.57	(0.76)	0.51	2.42
Less distributions:
Dividends from net investment income .	(0.08)	(0.06)	(0.09)	(0.13)	(0.21)
Total distributions	(0.08)	(0.06)	(0.09)	(0.13)	(0.21)
Net asset value, end of year	$8.89	$8.05	$7.54	$8.39	$8.01
Total return	11.47%	7.53%	-8.92%	6.48%	41.68%
Supplemental data and ratios:
Net assets, end of year	$238,149,375	$197,252,920	$185,300,082	$269,702,069	$269,621,569
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.60%	1.66%	1.66%	1.50%	1.53%
After expense reimbursement (recapture) and securities lending credit	1.59%	1.59%	1.59%	1.50%	1.53%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.94%	0.93%	1.11%	1.34%	2.01%
After expense reimbursement (recapture) and securities lending credit	0.95%	1.00%	1.18%	1.34%	2.01%
Portfolio turnover rate	75.22%	75.34%	164.90%	47.34%	65.33%

Portfolio Turnover is calculated for the Fund as a whole.

See notes to financial statements.

147

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Equity Fund
	Institutional			Service
	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.34	$9.91	$10.21	$11.27	$9.86	$10.00
Income from investment operations:
Net investment income (loss)	0.13	0.08	0.02	0.04	0.03	(0.02)
Net realized and unrealized gains (losses) on investments	2.79	1.42	(0.32)	2.79	1.40	(0.12)
Total from investment operations	2.92	1.50	(0.30)	2.83	1.43	(0.14)
Less distributions:
Dividends from net investment income	(0.12)	(0.07)	—	(0.03)	(0.02)	—
Dividends from net realized gains	(0.65)	—	—	(0.65)	—	—
Total distributions	(0.77)	(0.07)	—	(0.68)	(0.02)	—
Net asset value, end of year	$13.49	$11.34	$9.91	$13.42	$11.27	$9.86
Total return	25.92%	15.22%	-2.94%[2]	25.20%	14.56%	-1.40%
Supplemental data and ratios:
Net assets, end of year	$59,877,468	$67,574,510	$46,233,165	$72,351,978	$87,142,873	$114,222,234
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.02%	1.06%	1.05%[3]	1.58%	1.63%	1.63%
After expense reimbursement (recapture) and securities lending credit	1.01%	1.05%	1.03%[3]	1.59%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.82%	0.86%	0.45%[3]	0.27%	0.26%	-0.19%
After expense reimbursement (recapture) and securities lending credit	0.83%	0.87%	0.47%[3]	0.26%	0.29%	-0.16%
Portfolio turnover rate	59.12%	78.58%	91.59%	59.12%	78.58%	91.59%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

148

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Global Real Return Fund
	Institutional			Service
	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.39	$9.35	$10.31	$9.42	$9.40	$10.00
Income from investment operations:
Net investment income	0.14	0.14	0.10	0.09	0.08	0.07
Net realized and unrealized gains (losses) on investments	(0.20)	0.02	(0.88)	(0.20)	0.02	(0.59)
Total from investment operations	(0.06)	0.16	(0.78)	(0.11)	0.10	(0.52)
Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.17)	(0.07)	(0.08)	(0.08)
Return of capital	—	—	(0.01)	—	—	— *
Total distributions	(0.11)	(0.12)	(0.18)	(0.07)	(0.08)	(0.08)
Net asset value, end of year	$9.22	$9.39	$9.35	$9.24	$9.42	$9.40
Total return	-0.66%	1.73%	-7.48%[2]	-1.19%	1.05%	-5.09%
Supplemental data and ratios:
Net assets, end of year	$13,204,913	$11,681,383	$10,423,221	$64,372,000	$70,779,787	$103,580,116
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.85%	0.88%	0.89%[3]	1.41%	1.45%	1.47%
After expense reimbursement (recapture) and securities lending credit	0.61%	0.80%	0.82%[3]	1.18%	1.37%	1.44%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.30%	1.22%	1.08%[3]	0.75%	0.76%	0.72%
After expense reimbursement (recapture) and securities lending credit	1.54%	1.30%	1.15%[3]	0.98%	0.84%	0.75%
Portfolio turnover rate	36.72%	35.26%	55.11%	36.72%	35.26%	55.11%

Portfolio Turnover is calculated for the Fund as a whole.

1	Commencement of operations.
2	Not annualized.
3	Annualized.
4	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
5	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

149

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Institutional
	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.86	$9.77	$9.48
Income from investment operations:
Net investment income	0.16	0.17	0.21
Net realized and unrealized gains (losses) on investments	(0.24)	0.23	0.31
Total from investment operations	(0.08)	0.40	0.52
Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.23)
Dividends from net realized gains	(0.03)	(0.10)	—
Return of capital	(0.18)	—	—
Total distributions	(0.41)	(0.31)	(0.23)
Net asset value, end of year	$9.37	$9.86	$9.77
Total return	-0.72%	4.12%	5.56%[2]
Supplemental data and ratios:
Net assets, end of year	$88,702,582	$134,362,492	$31,999,581
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.70%	0.72%	0.70%[3]
After expense reimbursement (recapture) and securities lending credit	0.70%	0.72%	0.69%[3]
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.68%	1.53%	2.14%[3]
After expense reimbursement (recapture) and securities lending credit	1.68%	1.53%	2.15%[3]
Portfolio turnover rate	112.86%	213.80%	427.36%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

150

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.88	$9.78	$9.36	$9.10	$7.92
Income from investment operations:
Net investment income	0.11	0.11	0.17	0.21	0.33
Net realized and unrealized gains (losses) on investments	(0.25)	0.24	0.42	0.29	1.17
Total from investment operations	(0.14)	0.35	0.59	0.50	1.50
Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.17)	(0.24)	(0.32)
Dividends from net realized gains	(0.03)	(0.10)	—	—	—
Return of capital	(0.18)	—	—	—	—
Total distributions	(0.35)	(0.25)	(0.17)	(0.24)	(0.32)
Net asset value, end of year	$9.39	$9.88	$9.78	$9.36	$9.10
Total return	-1.33%	3.55%	6.35%	5.58%	19.21%
Supplemental data and ratios:
Net assets, end of year	$231,285,162	$281,180,497	$435,281,520	$581,940,962	$547,963,751
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.29%	1.30%	1.28%	1.25%	1.28%
After expense reimbursement (recapture) and securities lending credit	1.29%	1.29%	1.26%	1.24%	1.25%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.10%	1.02%	1.68%	2.23%	3.71%
After expense reimbursement (recapture) and securities lending credit	1.10%	1.03%	1.70%	2.24%	3.74%
Portfolio turnover rate	112.86%	213.80%	427.36%	485.40%	224.89%

Portfolio Turnover is calculated for the Fund as a whole.

See notes to financial statements.

151

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Tax-Exempt Fixed Income Fund
	Service
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$11.70	$11.47	$10.67	$10.94	$10.27
Income from investment operations:
Net investment income	0.34	0.33	0.37	0.36	0.36
Net realized and unrealized gains (losses) on investments	(0.52)	0.23	0.80	(0.26)	0.66
Total from investment operations	(0.18)	0.56	1.17	0.10	1.02
Less distributions:
Dividends from net investment income	(0.34)	(0.33)	(0.37)	(0.37)	(0.35)
Total distributions	(0.34)	(0.33)	(0.37)	(0.37)	(0.35)
Net asset value, end of year	$11.18	$11.70	$11.47	$10.67	$10.94
Total return	-1.48%	4.93%	11.10%	0.89%	10.06%
Supplemental data and ratios:
Net assets, end of year	$63,429,577	$75,739,873	$81,408,890	$170,330,144	$195,328,951
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.38%	1.36%	1.31%	1.29%	1.30%
After expense reimbursement (recapture)	1.29%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	2.90%	2.72%	3.16%	3.25%	3.30%
After expense reimbursement (recapture)	2.99%	2.79%	3.18%	3.25%	3.31%
Portfolio turnover rate	35.08%	30.36%	38.80%	38.01%	57.44%

See notes to financial statements.

152

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Opportunistic Fixed Income Fund
	Institutional			Service
	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.27	$9.70	$10.07	$10.28	$9.70	$10.00
Income from investment operations:
Net investment income	0.34	0.42	0.35	0.35	0.36	0.34
Net realized and unrealized gains (losses) on investments	(0.37)	0.57	(0.34)	(0.43)	0.58	(0.31)
Total from investment operations	(0.03)	0.99	0.01	(0.08)	0.94	0.03
Less distributions:
Dividends from net investment income	(0.28)	(0.42)	(0.38)	(0.25)	(0.36)	(0.33)
Dividends from net realized gains	(0.02)	—	—	(0.02)	—	—
Total distributions	(0.30)	(0.42)	(0.38)	(0.27)	(0.36)	(0.33)
Net asset value, end of year	$9.94	$10.27	$9.70	$9.93	$10.28	$9.70
Total return	-0.21%	10.33%	0.29%[2]	-0.71%	9.64%	0.56%
Supplemental data and ratios:
Net assets, end of year	$65,181,311	$104,141,739	$38,403,168	$147,493,694	$150,493,389	$204,104,609
Ratio of expenses to average net assets
Before expense reimbursement (recapture)	1.01%	1.03%	1.13%[3]	1.59%	1.61%	1.63%
After expense reimbursement (recapture)	1.01%	1.05%	1.05%[3]	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture)	4.10%	4.17%	4.20%[3]	3.51%	3.52%	3.49%
After expense reimbursement (recapture)	4.10%	4.15%	4.28%[3]	3.55%	3.58%	3.57%
Portfolio turnover rate	66.49%	101.49%	86.54%	66.49%	101.49%	86.54%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.

See notes to financial statements.

153

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Strategic Asset Allocation Fund
	Institutional		Service
	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.25	$9.63	$10.26	$9.46	$10.00
Income from investment operations:
Net investment income (loss)	(0.03)	0.11	0.07	0.07	0.08
Net realized and unrealized gains (losses) on investments	1.56	0.62	1.38	0.80	(0.52)
Total from investment operations	1.53	0.73	1.45	0.87	(0.44)
Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.06)	(0.07)	(0.10)
Dividends from net realized gains	(0.22)	—	(0.22)	—	—
Return of capital	—	—	—	—	— *
Total distributions	(0.33)	(0.11)	(0.28)	(0.07)	(0.10)
Net asset value, end of year	$11.45	$10.25	$11.43	$10.26	$9.46
Total return	15.00%	7.68%[2]	14.20%	9.30%	-4.30%[2]
Supplemental data and ratios:
Net assets, end of year	$3,534,178	$884,658	$288,401,436	$248,122,395	$144,649,234
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.40%	0.42%[3]	1.00%	1.04%	1.22%[3]
After expense reimbursement (recapture) and securities lending credit	0.36%	0.40%[3]	1.00%	1.00%	1.00%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.42%	1.84%[3]	0.61%	0.76%	1.12%[3]
After expense reimbursement (recapture) and securities lending credit	1.46%	1.86%[3]	0.61%	0.80%	1.34%[3]
Portfolio turnover rate	30.35%	18.44%	30.35%	18.44%	14.40%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

154

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Tactical ConstrainedSM Asset Allocation Fund
	Institutional		Service
	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.43	$9.98	$10.44	$9.76	$10.00
Income from investment operations:
Net investment income	0.18	0.14	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	0.98	0.48	1.01	0.71	(0.24)
Total from investment operations	1.16	0.62	1.09	0.80	(0.15)
Less distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.08)	(0.09)	(0.09)
Dividends from net realized gains	(0.06)	(0.03)	(0.06)	(0.03)	—
Total distributions	(0.20)	(0.17)	(0.14)	(0.12)	(0.09)
Net asset value, end of year	$11.39	$10.43	$11.39	$10.44	$9.76
Total return	11.13%	6.29%[2]	10.40%	8.25%	-1.43%[2]
Supplemental data and ratios:
Net assets, end of year	$2,680,327	$879,348	$195,498,995	$228,905,423	$143,145,114
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.43%	0.43%[3]	1.02%	1.05%	1.25%[3]
After expense reimbursement (recapture) and securities lending credit	0.38%	0.38%[3]	1.00%	1.00%	1.00%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.42%	2.10%[3]	0.67%	0.94%	1.33%[3]
After expense reimbursement (recapture) and securities lending credit	1.47%	2.15%[3]	0.69%	0.99%	1.58%[3]
Portfolio turnover rate	69.17%	67.22%	69.17%	67.22%	50.86%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

155

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Tactical UnconstrainedSM Asset Allocation Fund
	Institutional		Service
	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.25	$9.75	$10.27	$9.54	$10.00
Income from investment operations:
Net investment income	0.07	0.13	0.05	0.09	0.06
Net realized and unrealized gains (losses) on investments	0.75	0.55	0.70	0.78	(0.47)
Total from investment operations	0.82	0.68	0.75	0.87	(0.41)
Less distributions:
Dividends from net investment income	(0.09)	(0.14)	(0.05)	(0.10)	(0.05)
Dividends from net realized gains	(0.18)	(0.04)	(0.18)	(0.04)	—
Total distributions	(0.27)	(0.18)	(0.23)	(0.14)	(0.05)
Net asset value, end of year	$10.80	$10.25	$10.79	$10.27	$9.54
Total return	8.01%	7.11%[2]	7.27%	9.15%	-4.09%[2]
Supplemental data and ratios:
Net assets, end of year	$1,496,066	$810,333	$377,469,190	$310,316,243	$184,703,438
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.51%	0.52%[3]	1.10%	1.15%	1.32%[3]
After expense reimbursement (recapture) and securities lending credit	0.46%	0.46%[3]	1.10%	1.10%	1.10%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	1.14%	1.89%[3]	0.51%	0.90%	0.90%[3]
After expense reimbursement (recapture) and securities lending credit	1.19%	1.95%[3]	0.51%	0.95%	1.12%[3]
Portfolio turnover rate	244.90%	195.89%	244.90%	195.89%	293.90%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

156

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Asset Allocation Fund
	Institutional		Service
	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013	April 29, 2011[1] Through March 31, 2012
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.16	$10.19	$10.17	$10.04	$10.00
Income from investment operations:
Net investment income	0.41	0.18	0.19	0.14	0.09
Net realized and unrealized gains (losses) on investments	(0.31)	(0.02)	(0.15)	0.13	0.01
Total from investment operations	0.10	0.16	0.04	0.27	0.10
Less distributions:
Dividends from net investment income	(0.26)	(0.18)	(0.20)	(0.13)	(0.06)
Dividends from net realized gains	—	(0.01)	—	(0.01)	—
Total distributions	(0.26)	(0.19)	(0.20)	(0.14)	(0.06)
Net asset value, end of year	$10.00	$10.16	$10.01	$10.17	$10.04
Total return	1.08%	1.53%[2]	0.43%	2.71%	1.01%[2]
Supplemental data and ratios:
Net assets, end of year	$1,014,889	$569,773	$449,186,398	$509,704,884	$238,654,697
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.51%	0.51%[3]	1.10%	1.13%	1.28%[3]
After expense reimbursement (recapture) and securities lending credit	0.36%	0.47%[3]	1.00%	1.10%	1.10%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.24%	2.59%[3]	1.64%	1.80%	1.54%[3]
After expense reimbursement (recapture) and securities lending credit	2.39%	2.63%[3]	1.74%	1.83%	1.72%[3]
Portfolio turnover rate	134.44%	64.86%	134.44%	64.86%	136.33%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

157

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Asset Allocation Fund		Fixed Income Allocation Fund
	Service		Institutional		Service
	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.58	$10.00	$10.00	$10.01	$9.98	$10.00
Income from investment operations:
Net investment income	0.38	0.22	0.19	0.13	0.15	0.10
Net realized and unrealized gains (losses) on investments	0.21	0.53	(0.27)	(0.04)	(0.30)	(0.04)
Total from investment operations	0.59	0.75	(0.08)	0.09	(0.15)	0.06
Less distributions:
Dividends from net investment income	(0.40)	(0.17)	(0.24)	(0.10)	(0.16)	(0.08)
Dividends from net realized gains	(0.01)	—	(0.03)	— *	(0.03)	— *
Total distributions	(0.41)	(0.17)	(0.27)	(0.10)	(0.19)	(0.08)
Net asset value, end of year	$10.76	$10.58	$9.65	$10.00	$9.64	$9.98
Total return	5.63%	7.55%[2]	-0.83%	0.88%[2]	-1.47%	0.59%[2]
Supplemental data and ratios:
Net assets, end of year	$115,477,776	$73,269,622	$960,185	$503,918	$213,499,393	$227,815,865
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.18%	1.33%[3]	0.41%	0.50%[3]	1.01%	1.09%[3]
After expense reimbursement (recapture) and securities lending credit	0.88%	1.10%[3]	0.32%	0.43%[3]	0.92%	1.03%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	3.66%	3.66%[3]	1.98%	2.44%[3]	1.40%	1.78%[3]
After expense reimbursement (recapture) and securities lending credit	3.96%	3.89%[3]	2.07%	2.51%[3]	1.49%	1.84%[3]
Portfolio turnover rate	100.40%	21.35%[2]	67.82%	18.75%[2]	67.82%	18.75%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

158

GuideMarkSM Funds & GuidePathSM Funds

FINANCIAL HIGHLIGHTS

	Altegris® Diversified Alternatives Allocation Fund
	Institutional		Service
	Year Ended March 31, 2014	September 13, 2012[1] Through March 31, 2013	Year Ended March 31, 2014	August 31, 2012[1] Through March 31, 2013
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.01	$10.07	$10.00	$10.00
Income from investment operations:
Net investment income	0.28	0.05	0.26	0.03
Net realized and unrealized gains (losses) on investments	(0.11)	(0.07)	(0.11)	0.00
Total from investment operations	0.17	(0.02)	0.15	0.03
Less distributions:
Dividends from net investment income	(0.29)	(0.04)	(0.26)	(0.03)
Dividends from net realized gains	— *	—	— *	—
Total distributions	(0.29)	(0.04)	(0.26)	(0.03)
Net asset value, end of year	$9.89	$10.01	$9.89	$10.00
Total return	1.76%	-0.19%[2]	1.50%	0.26%[2]
Supplemental data and ratios:
Net assets, end of year	$737,302	$514,104	$128,520,824	$161,223,450
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture), fees waived and securities lending credit	0.33%	0.30%[3]	0.93%	0.72%[3]
After expense reimbursement (recapture), fees waived and securities lending credit	0.18%	0.30%[3]	0.53%	0.72%[3]
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture), fees waived and securities lending credit	3.10%	0.84%[3]	2.18%	0.47%[3]
After expense reimbursement (recapture), fees waived and securities lending credit	3.25%	0.84%[3]	2.58%	0.47%[3]
Portfolio turnover rate	40.26%	16.16%[2]	40.26%	16.16%[2]

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.
*	Amount represents less than $0.01 per share.

See notes to financial statements.

159

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trust dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 7 funds: GuideMarkSM Large Cap Growth Fund, GuideMarkSM Large Cap Value Fund, GuideMarkSM Small/Mid Cap Core Fund, GuideMarkSM World ex-US Fund, GuideMarkSM Opportunistic Equity Fund, GuideMarkSM Core Fixed Income Fund, and GuideMarkSM Tax-Exempt Fixed Income Fund. GPS Funds II is comprised of the following 9 funds: GuideMarkSM Global Real Return Fund, GuideMarkSM Opportunistic Fixed Income Fund, GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical ConstrainedSM Asset Allocation Fund, GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund, GuidePathSM Absolute Return Asset Allocation Fund, GuidePathSM Multi-Asset Income Asset Allocation Fund, GuidePathSM Fixed Income Allocation Fund and GuidePathSM Altegris® Diversified Alternatives Allocation Fund (collectively, the “Funds”). All of the Funds, except for the GuideMarkSM Opportunistic Equity Fund and GuideMarkSM Opportunistic Fixed Income Fund are classified and operate as diversified funds under the 1940 Act. The GuideMarkSM Opportunistic Equity Fund and GuideMarkSM Opportunistic Fixed Income Fund are classified as non-diversified. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The GuideMarkSM Global Real Return Fund, GuideMarkSM Opportunistic Fixed Income Fund, GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical ConstrainedSM Asset Allocation Fund, GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund and GuidePathSM Absolute Return Asset Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuideMarkSM Opportunistic Equity Fund, GuideMarkSM Global Real Return Fund and GuideMarkSM Opportunistic

Fixed Income Fund commenced operations on April 1, 2011. The GuidePathSM Strategic Asset Allocation Fund, GuidePathSM Tactical ConstrainedSM Asset Allocation Fund, GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund and GuidePathSM Absolute Return Asset Allocation Fund commenced operations on April 29, 2011. The GuidePathSM Multi-Asset Income Asset Allocation Fund, GuidePathSM Fixed Income Allocation Fund and GuidePathSM Altegris® Diversified Alternatives Allocation Fund commenced operations on August 31, 2012. Each Fund offers two classes of shares: Service Shares and Institutional Shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principals (“GAAP”).

(a)	Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

160

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are valued at amortized cost.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees (the “Board”).

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the year, certain of the securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments. The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, bank loans, collateralized mortgage obligations, convertible obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal obligations; (2) certain common stocks, convertible preferred stocks, preferred stocks, and real estate investment trusts (3) certain over-the-counter derivative instruments, including forward currency contracts and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These

161

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: (1) fair valued securities and certain investments purchased as securities lending collateral.

Investments purchased as securities lending collateral are normally valued by pricing vendors using relevant observable inputs, as described above. Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2014:

GuideMarkSM Large Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$180,940,768	$—	$—	$180,940,768
Short Term Investments	2,179,887	—	—	2,179,887
Investments Purchased as Securities Lending Collateral	8,204,735	—	792	8,205,527
Total Investments in Securities	$191,325,390	$—	$792	$191,326,182

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

There was no activity in the Level 3 assets during the year ended March 31, 2014. The ending balance as of March 31, 2014 was unchanged from the ending balance as of March 31, 2013. The Level 3 investments as of March 31, 2014 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuations inputs.

162

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

GuideMarkSM Large Cap Value Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$198,287,985	$—	$—	$198,287,985
Short Term Investments	1,429,921	—	—	1,429,921
Investments Purchased as Securities Lending Collateral	12,125,560	—	906	12,126,466
Total Investments in Securities	$211,843,466	$—	$906	$211,844,372

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

There was no activity in the Level 3 assets during the year ended March 31, 2014. The ending balance as of March 31, 2014 was unchanged from the ending balance as of March 31, 2013. The Level 3 investments as of March 31, 2014 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuations inputs.

GuideMarkSM Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$70,496,400	$—	$—	$70,496,400
Investment Companies	224,094	—	—	224,094
Real Estate Investment Trusts	5,723,304	—	—	5,723,304
Short Term Investments	148,982	—	—	148,982
Investments Purchased as Securities Lending Collateral	7,503,668	—	247	7,503,915
Total Investments in Securities	$84,096,448	$—	$247	$84,096,695

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

There was no activity in the Level 3 assets during the year ended March 31, 2014. The ending balance as of March 31, 2014 was unchanged from the ending balance as of March 31, 2013. The Level 3 investments as of March 31, 2014 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuations inputs.

163

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

GuideMarkSM World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$42,333,361	$289,615,012	$—	$331,948,373
Investment Companies	5,906,040	—	—	5,906,040
Preferred Stocks	3,789,990	2,730,140	—	6,520,130
Real Estate Investment Trusts	—	1,496,656	—	1,496,656
Short Term Investments	20,787,585	819,953	—	21,607,538
Investments Purchased as Securities Lending Collateral	2,213,110	—	216	2,213,326
Total Investments in Securities	$75,030,086	$294,661,761	$216	$369,692,063
Other Financial Instruments*
Futures	$349,550	$—	$—	$349,550
Total	$349,550	$—	$—	$349,550

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$3,792,141
Transfers out of Level 1	—
Net Transfers into/(out of) Level 1	$3,792,141
Transfers into Level 2	$—
Transfers out of Level 2	3,792,141
Net Transfers into/(out of) Level 2	$3,792,141

Transfers were made due to an increase in the level of inputs utilized for such securities in accordance with the fair value hierarchy. Transfers between levels are recognized at the end of the reporting period.

There was no activity in the Level 3 assets during the year ended March 31, 2014. The ending balance as of March 31, 2014 was unchanged from the ending balance as of March 31, 2013. The Level 3 investments as of March 31, 2014 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuations inputs.

164

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

GuideMarkSM Opportunistic Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$126,582,594	$—	$—	$126,582,594
Real Estate Investment Trusts	1,865,299	—	—	1,865,299
Short Term Investments	2,938,513	—	—	2,938,513
Investments Purchased as Securities Lending Collateral	8,998,359	—	—	8,998,359
Total Investments in Securities	$140,384,765	$—	$—	$140,384,765

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMarkSM Global Real Return Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$77,142,686	$—	$—	$77,142,686
Short Term Investments	531,056	—	—	531,056
Investments Purchased as Securities Lending Collateral	28,902,100	—	—	28,902,100
Total Investments in Securities	$106,575,842	$—	$—	$106,575,842

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMarkSM Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$23,597,011	$—	$23,597,011
Collateralized Mortgage Obligations	—	16,393,037	—	16,393,037
Corporate Obligations	—	125,878,345	—	125,878,345
Foreign Government Debt Obligations	—	768,885	—	768,885
Mortgage Backed Securities	—	85,727,067	—	85,727,067
Municipal Debt Obligations	—	1,619,527	—	1,619,527
U.S. Government Agency Issues	—	4,809,302	—	4,809,302
U.S. Treasury Obligations	—	53,653,349	—	53,653,349
Total Fixed Income	—	312,446,523	—	312,446,523
Short Term Investments	21,137,712	—	—	21,137,712
Investments Purchased as Securities Lending Collateral	4,585,969	—	191	4,586,160
Total Investments in Securities	$25,723,681	$312,446,523	$191	$338,170,395

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

165

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

There was no activity in the Level 3 assets during the year ended March 31, 2014. The ending balance as of March 31, 2014 was unchanged from the ending balance as of March 31, 2013. The Level 3 investments as of March 31, 2014 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuations inputs.

GuideMarkSM Tax-Exempt Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$61,630,103	$—	$61,630,103
Short Term Investments	931,487	—	—	931,487
Total Investments in Securities	$931,487	$61,630,103	$—	$62,561,590

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuideMarkSM Opportunistic Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$3,088,479	$—	$—	$3,088,479
Convertible Preferred Stock	841,636	298,444	—	1,140,080
Investment Companies	509,142	—	—	509,142
Preferred Stock	168,823	286,886	—	455,709
Total Equity	4,608,080	585,330	—	5,193,410
Fixed Income
Asset Backed Securities	—	2,681,044	—	2,681,044
Bank Loans	—	9,855,002	—	9,855,002
Collateralized Mortgage Obligations	—	27,659,231	—	27,659,231
Convertible Obligations	—	3,022,252	—	3,022,252
Corporate Obligations	—	35,904,560	—	35,904,560
Foreign Government Obligations	—	63,342,395	—	63,342,395
Mortgage Backed Securities	—	24,750,557	—	24,750,557
Total Fixed Income	—	167,215,041	—	167,215,041
Purchased Options	—	24,366	—	24,366
Short Term Investments	17,582,588	19,264,598	—	36,847,186
Total Investments in Securities	$22,190,668	$187,089,335	$—	$209,280,003
Other Financial Instruments*
Forward Currency Contracts	$—	$(836,646)	$—	$(836,646)
Futures	(20,938)	—	—	(20,938)
Swaps	—	(556,145)	—	(556,145)
Total	$(20,938)	$(1,392,791)	$—	$(1,413,729)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, futures, and swaps. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.

166

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Description	Investments in Securities
Transfers into Level 1	$—
Transfers out of Level 1	196,467
Net Transfers into/(out of) Level 1	$196,467
Transfers into Level 2	$196,467
Transfers out of Level 2	—
Net Transfers into/(out of) Level 2	$196,467

A Transfer was made out of Level 1 and into Level 2 due to consideration of other significant observable inputs with respect to the valuation of a security. Transfers between levels are recognized at the end of the reporting period.

GuidePathSM Strategic Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$285,638,993	$—	$—	$285,638,993
Short Term Investments	5,569,507	—	—	5,569,507
Investments Purchased as Securities Lending Collateral	38,325,716	—	—	38,325,716
Total Investments in Securities	$329,534,216	$—	$—	$329,534,216

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePathSM Tactical ConstrainedSM Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$193,795,388	$—	$—	$193,795,388
Short Term Investments	4,233,190	—	—	4,233,190
Investments Purchased as Securities Lending Collateral	22,574,143	—	—	22,574,143
Total Investments in Securities	$220,602,721	$—	$—	$220,602,721

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

167

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$277,460,741	$—	$—	$277,460,741
Short Term Investments	58,111,772	—	—	58,111,772
Investments Purchased as Securities Lending Collateral	23,559,185	—	—	23,559,185
Total Investments in Securities	$359,131,698	$—	$—	$359,131,698

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePathSM Absolute Return Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$441,521,713	$—	$—	$441,521,713
Short Term Investments	8,292,774	—	—	8,292,774
Investments Purchased as Securities Lending Collateral	94,128,733	—	—	94,128,733
Total Investments in Securities	$543,943,220	$—	$—	$543,943,220

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePathSM Multi-Asset Income Asset Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$112,326,025	$—	$—	$112,326,025
Short Term Investments	2,332,056	—	—	2,332,056
Investments Purchased as Securities Lending Collateral	34,155,152	—	—	34,155,152
Total Investments in Securities	$148,813,233	$—	$—	$148,813,233

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

GuidePathSM Fixed Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$210,589,492	$—	$—	$210,589,492
Short Term Investments	4,066,373	—	—	4,066,373
Investments Purchased as Securities Lending Collateral	30,860,329	—	—	30,860,329
Total Investments in Securities	$245,516,194	$—	$—	$245,516,194

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

168

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

GuidePathSM Altegris® Diversified Alternatives Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$127,041,626	$—	$—	$127,041,626
Short Term Investments	2,465,179	—	—	2,465,179
Total Investments in Securities	$129,506,805	$—	$—	$129,506,805

For further information regarding security characteristics, see the Schedule of Investments. There were no transfers in or out of Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

(b)	Subsequent Events Evaluation
In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the below.

Effective April 23, 2014, the Advisor implemented a voluntary 0.10% waiver of its 0.65% Advisory Fee in the GuideMarkSM Global Real Return Fund. Due to this waiver not being contractual, the waived Advisory Fees cannot later be recouped and the Advisory Fee stated in the prospectus will not be changed.

(c)	Repurchase Agreements
Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(d)	Federal Income Taxes
The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year ended March 31, 2014, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not subject to examination for tax years prior to 2010.

(e)	Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(f)	Indemnifications
Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of

169

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(g)	Expenses
Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(h)	Organization and Offering Costs
Organization costs consist of costs incurred to establish a Trust and enable it legally to do business. The Fund expenses organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 3). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(i)	Security Transactions and Income Recognition
Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(j)	Distributions to Shareholders
The Funds, with the exception of the Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Asset Allocation Fund, and Fixed Income Allocation Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund, Multi-Asset Income Asset Allocation Fund, and Fixed Income Allocation Fund will distribute any net investment income quarterly. All of the Funds will distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(k)	Derivatives
Each Fund may invest in derivative securities including call and put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts
The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily

170

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options
Exchange-traded options are valued at the last reported sale price on the exchange on which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures
Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The World ex-US Fund, Core Fixed Income Fund and each of the GPS Funds II portfolios may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write call and put options on such future contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps
The Core Fixed Income Fund and each of the GPS Funds II portfolios may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Core Fixed Income Fund and each of the GPS Funds II portfolios may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

171

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

GuideMarkSM World ex-US Fund

During the year the Fund utilized exchange traded equity index futures in order to equitize cash. At year end the portfolio had approximately 4.1% invested in these instruments.

Balance Sheet — Values of Derivative Instruments as of March 31, 2014

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts — Futures*	Unrealized appreciation on futures contracts	$351,087	Unrealized depreciation on futures contracts	$1,537
Total		$351,087		$1,537

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Investments.

Amount of Realized Loss on Derivatives Recognized in Income
Futures Contracts
Equity Contracts	$(165,695)
Total	$(165,695)

Change in Unrealized Appreciation on Derivatives Recognized in Income
Futures Contracts
Equity Contracts	$349,550
Total	$349,550

GuideMarkSM Opportunistic Fixed Income Fund

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks, including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses.

The Fund seeks to maximize real returns through exposure to investments in fixed income securities, equity securities, and currency instruments. The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of swap agreements. The Fund entered into swap agreements to manage and/or gain exposures to credit risk. The Fund entered into financial futures contracts primarily to manage interest rate risk. The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies.

The Fund used currency forwards during the period for the purpose of hedging exposures within the Fund to non-dollar-denominated assets. In general, the use of currency derivative contracts for hedging may reduce the overall risk level of the

172

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Fund, albeit at a cost that may lower overall performance. In general, the use of currency derivatives for hedging purposes will not lead to leverage within the Fund.

Balance Sheet — Values of Derivative Instruments as of March 31, 2014

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Credit Contracts — Swaps	Appreciation on Swap		Depreciation on Swap
	Agreements	$2,637	Agreements	$151,024
Interest Rate Contracts — Swaps	Appreciation on Swap		Depreciation on Swap
	Agreements	—	Agreements	407,758
Foreign Exchange Contracts —	Appreciation of forward		Depreciation of forward
Forward Currency Contracts	currency contracts	1,469,277	currency contracts	2,305,923
Foreign Exchange Contracts — Options	Investments at Value	24,366	Options written, at Value	—
Equity Contracts — Futures*	Unrealized appreciation on		Unrealized depreciation on
	futures contracts	—	futures contracts	14,506
Interest Rate Contracts — Futures*	Unrealized appreciation on		Unrealized depreciation on
	futures contracts	1,387	futures contracts	7,819
Total		$1,497,667		$2,887,030

*	Includes cumulative appreciation/depreciation as reported on the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2014

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Futures	Forward Currency	Purchased
	Contracts	Contracts	Options*	Swaps	Total
Interest Rate Contracts	$(64,195)	$—	$—	$(177,550)	$(241,745)
Foreign Exchange Contracts	—	2,882,982	(16,830)	—	2,866,152
Equity Contracts	(983,011)	—	(14,675)	—	(997,686)
Credit Contracts	—	—	—	(1,123,211)	(1,123,211)
Total	$(1,047,206)	$2,882,982	$(31,505)	$(1,300,761)	$503,510

*	Included in net realized gain (loss) on investments as reported on the Statement of Operations.
173

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

		Forward Currency	Purchased
	Futures	Contracts	Options*	Swaps	Total
Interest Rate Contracts	$82,717	$—	$—	$(407,758)	$(325,041)
Foreign Exchange Contracts	—	(4,689,733)	24,366	—	(4,665,367)
Equity Contracts	26,848	—	—	—	26,848
Credit Contracts	—	—	—	(81,447)	(81,447)
Total	$109,565	$(4,689,733)	$24,366	$(489,205)	$(5,045,007)

* Included in net change in unrealized appreciation (depreciation) on investments as reported on the Statement of Operations.

The average monthly value of purchased and written options during the year ended March 31, 2014 were as follows:

	GuideMarkSM	GuideMarkSM
	World	Opportunistic
	ex-US	Fixed Income
	Fund	Fund
Purchased Options	$—	$6,173
Written Options	$—	$—

The average monthly notional amount of futures, forwards, and swaps during the year ended March 31, 2014 were as follows:

	GuideMarkSM	GuideMarkSM
	World	Opportunistic
	ex-US	Fixed Income
Long Positions	Fund	Fund
Futures	$4,880,668	$442,009
Forwards	$—	$67,182,920
Swaps	$—	$18,579,615

	GuideMarkSM	GuideMarkSM
	World	Opportunistic
	ex-US	Fixed Income
Short Positions	Fund	Fund
Futures	$—	$(13,070,407)
Forwards	$—	$(45,415,245)

	GuideMarkSM	GuideMarkSM
	World	Opportunistic
	ex-US	Fixed Income
Cross	Fund	Fund
Forwards	$—	$18,686,366

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund; the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Fund may induce leverage in the Fund, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund.

174

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Offsetting Assets and Liabilities

GuideMarkSM World ex-US Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2014, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities’ and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Gross Amounts not offset in the
Assets			Statement of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets and	Assets and	Financial	Collateral
	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$351,087	$(1,537)	$349,550	$—	$—	$349,550

Gross Amounts not offset in the
Liabilities			Statement of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets and	Assets and	Financial	Collateral
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Description / Counterparty
Futures
Goldman Sachs	$1,537	$(1,537)	$—	$—	$—	$—

GuideMarkSM Opportunistic Fixed Income Fund

The Fund attempts to reduce its exposure to counterparty credit risk on over-the counter (“OTC”) derivatives, whenever possible, by entering into International Swaps and Derivatives Association, Inc. (“ISDA”) agreements with certain counterparties. These agreements typically contain various provisions, including but not limited to, collateral requirements and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. The Fund is required to deposit financial collateral in the form of cash and/or securities at the clearing brokers and counterparties to continually meet the original and maintenance requirement established by the clearing brokers and counterparties. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to

175

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

The table below, as of March 31, 2014, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities’ and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

			Gross Amounts not offset in the
Assets			Statement of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets and	Assets and	Financial	Collateral
	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
Description / Counterparty

Forward Currency Contracts
Barclays	$88,823	$—	$88,823	$(88,823)	$—	$—
Citibank	124,680	—	124,680	(15,519)	—	109,161
Citigroup	24,316	—	24,316	(24,316)	—	—
Credit Suisse	47,956	—	47,956	(47,956)	—	—
Deutsche Bank	886,060	—	886,060	(886,060)	—	—
Goldman Sachs	1,651	—	1,651	(1,651)	—	—
HSBC	170,751	—	170,751	(27,071)	—	143,680
JP Morgan Chase	282,539	—	282,539	(54,532)	—	228,007
Morgan Stanley	—	—	—	—	—	—
UBS	—	—	—	—	—	—
Futures
JP Morgan Chase	1,387	(1,387)	—	—	—	—
Swaps
Credit Suisse	—	—	—	—	—	—
Deutsche Bank	2,637	—	2,637	—	—	2,637
JP Morgan Chase	—	—	—	—	—	—
Merrill Lynch	—	—	—	—	—	—
	$1,630,800	$(1,387)	$1,629,413	$(1,145,928)	$—	$483,485
176

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

			Gross Amounts not offset in the
Liabilities			Statement of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets and	Assets and	Financial	Collateral
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Description / Counterparty
Forward Currency Contracts
Barclays	$258,810	$—	$258,810	$(88,823)	$(169,987)	$—
Citibank	15,519	—	15,519	(15,519)	—	—
Citigroup	51,752	—	51,752	(24,316)	(20,000)	7,436
Credit Suisse	96,098	—	96,098	(47,956)	—	48,142
Deutsche Bank	1,626,887	—	1,626,887	(886,060)	—	740,827
Goldman Sachs	234,474	—	234,474	(1,651)	(220,000)	12,823
HSBC	27,071	—	27,071	(27,071)	—	—
JP Morgan Chase	54,532	—	54,532	(54,532)	—	—
Morgan Stanley	63,918	—	63,918	—	—	63,918
UBS	34,361	—	34,361	—	—	34,361
Futures
JP Morgan Chase	22,325	(1,387)	20,938	—	(20,938)	—
Swaps
Credit Suisse	113,458	—	113,458	—	(100,000)	13,458
Deutsche Bank	—	—	—	—	—	—
JP Morgan Chase	407,758	—	407,758	—	(407,758)	—
Merrill Lynch	37,566	—	37,566	—	—	37,566
	$3,044,529	$(1,387)	$3,043,142	$(1,145,928)	$(938,683)	$958,531

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 6 for collateral related to securities on loan.

(l)	Securities Purchased or Sold on a Forward-Commitment Basis
The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security.

(m)	Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respected transactions.

177

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(n)	Restricted and Illiquid Securities
Each Fund may invest up to 15% of its net assets in securities that are illiquid, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

(o)	Auction Rate Securities
The Core Fixed Income Fund, Tax-Exempt Fixed Income Fund, and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.
(p)	Short Sales
Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(q)	Trustee Compensation
Effective July 11, 2013, for the services performed as Trustees of the consolidated Board of Trustees of GPS Funds I and GPS Funds II, the Independent Trustees receive a retainer fee of $65,000 per year, $4,500 per in-person meeting attended, and $2,000 per telephonic meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(r)	Pending Litigation
The Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMarkSM Large Cap Value Fund, who tendered shares when the Tribune Company went private in 2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to

178

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

inherent uncertainties and management’s view of these matters may change in the future.

3.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following contractual rates, based on each Fund’s average daily net assets:

Large Cap Growth Fund	0.70%
Large Cap Value Fund	0.70%
Small/Mid Cap Core Fund	0.75%
World ex-US Fund	0.70%
Opportunistic Equity Fund	0.80%
Global Real Return Fund	0.65%
Core Fixed Income Fund	0.50%
Tax-Exempt Fixed Income Fund	0.50%
Opportunistic Fixed Income Fund	0.70%
Strategic Asset Allocation Fund	0.25%
Tactical ConstrainedSM Asset Allocation Fund	0.25%
Tactical UnconstrainedSM Asset Allocation Fund	0.35%
Absolute Return Asset Allocation Fund	0.35%
Multi-Asset Income Asset Allocation Fund	0.35%
Fixed Income Allocation Fund	0.25%
Altegris® Diversified Alternatives Allocation Fund	0.15%

AssetMark also provides certain administrative services to the Service Shares of the Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the Service Shares of the Funds. The GuidePath® Altegris® Diversified Alternatives Allocation Fund and the Advisor have entered into a Fee Waiver Agreement under which the Adviser has agreed to waive, through July 31, 2015, the Investment Advisory Fee and Administrative Services Fee. These waived fees are not subject to recovery. The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders;
creation of a customized full-color client quarterly performance review for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and redemptions of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Service Shares; including the transfer agent and custodian.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $6 billion, and an additional 0.025% of each Fund’s annual advisory fee on assets in GPS Funds I collectively in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Waiver and Reimbursement Agreement under which the Advisor has agreed to waive, through July 31, 2015, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding Distribution (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates, based on each Fund’s average daily net assets:

Large Cap Growth Fund	0.99%
Large Cap Value Fund	0.99%
Small/Mid Cap Core Fund	1.09%
World ex-US Fund	1.09%
Opportunistic Equity Fund	1.10%
Global Real Return Fund	1.05%
Core Fixed Income Fund	0.79%
Tax-Exempt Fixed Income Fund	0.79%
Opportunistic Fixed Income Fund	1.05%
Strategic Asset Allocation Fund	0.50%

179

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Tactical ConstrainedSM Asset Allocation Fund	0.50%
Tactical UnconstrainedSM Asset Allocation Fund	0.60%
Absolute Return Asset Allocation Fund	0.60%
Multi-Asset Income Asset Allocation Fund	0.60%
Fixed Income Allocation Fund	0.55%
Altegris® Diversified Alternatives Allocation Fund	0.50%

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the fiscal year in which the fee or expense was waived or reimbursed. As of March 31, 2014, Large Cap Value Fund, Opportunistic Equity Fund, Global Real Return Fund, Absolute Return Asset Allocation Fund, Multi-Asset Income Asset Allocation Fund, Fixed Income Allocation Fund and Altegris® Diversified Alternatives Allocation Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their expense cap. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2015	Year of Expiration 03/31/2016	Year of Expiration 03/31/2017
Large Cap Growth	—	17,372	6,342
Small/Mid Cap Core Fund	46,007	15,486	2,363
World ex-US Fund	110,509	141,168	64,077
Core Fixed Income Fund	—	—	26,743
Tax-Exempt Fixed Income Fund	26,492	53,717	66,988
Opportunistic Fixed Income Fund	189,540	100,926	77,167
Strategic Asset Allocation Fund	30,022	26,716	—
Tactical ConstrainedSM Asset Allocation Fund	64,692	33,542	7,034
Tactical UnconstrainedSM Asset Allocation Fund	—	—	12,143

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

4.	Distribution Plan

Each Trust, on behalf of the Service Shares class of its Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides for each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds. Payments under the 12b-1 Plan shall be used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly receive portions of such payments for their services provided to facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. Capital Brokerage Corp. serves as principal underwriter and distributor for the Funds. The Advisor is currently setting up an affiliated limited-purpose broker/dealer to serve as the principal underwriter and distributor for the Funds and plans to complete the process by December 31, 2014.

180

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

5.	Service and Custody Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

Additionally, the Opportunistic Fixed Income Fund has entered into a Custody Agreement with the Bank of New York Mellon for certain custody services.

6.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with U.S. Bank, N.A. (the “Custodian”). Under the term of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for U.S. securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against custody costs and other charges incurred by the Funds. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

As of March 31, 2014, the Funds (excluding the Tax-Exempt Fixed Income Fund, Opportunistic Fixed Income Fund and Altegris® Diversified Alternatives Allocation Fund) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

181

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

As of March 31, 2014, the values of securities loaned and collateral received were as follows:

	Value of Securities Loaned	Payable for Collateral on Securities Loaned	Collateral Excess (Deficit) due to (from) Securities Lending Agent	Cost of Securities Purchased as Securities Lending Collateral	Unrealized Depreciation	Value of Securities Purchased as Securities Lending Collateral
Large Cap Growth Fund	$8,181,940	$8,219,156	$6,087	$8,222,427	$(16,900)	$8,205,527
Large Cap Value Fund	11,796,113	12,146,872	2,148	12,145,803	(19,337)	12,126,466
Small/Mid Cap Core Fund	7,358,422	7,516,857	(6,803)	7,509,175	(5,260)	7,503,915
World ex-US Fund	2,083,130	2,217,000	1,698	2,217,933	(4,607)	2,213,326
Opportunistic Equity Fund	8,795,468	8,998,359	—	8,998,359	—	8,998,359
Global Real Return Fund	28,433,508	28,902,100	—	28,902,100	—	28,902,100
Core Fixed Income Fund	4,481,147	4,594,030	(3,130)	4,590,224	(4,064)	4,586,160
Strategic Asset Allocation Fund	37,776,866	38,325,716	—	38,325,716	—	38,325,716
Tactical ConstrainedSM Asset Allocation Fund	22,099,590	22,574,143	—	22,574,143	—	22,574,143
Tactical UnconstrainedSM Asset Allocation Fund	23,129,805	23,559,185	—	23,559,185	—	23,559,185
Absolute Return Asset Allocation Fund	91,330,450	94,128,733	—	94,128,733	—	94,128,733
Multi-Asset Income Asset Allocation Fund	33,251,218	34,155,152	—	34,155,152	—	34,155,152
Fixed Income Allocation Fund	29,891,467	30,860,329	—	30,860,329	—	30,860,329
	$308,609,124	$316,197,632	$—	$316,189,279	$(50,168)	$316,139,111
182

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

7.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended March 31, 2014 are summarized below.

	Purchases	Sales
Large Cap Growth Fund	$99,979,826	$133,856,873
Large Cap Value Fund	56,573,165	97,197,133
Small/Mid Cap Core Fund	188,519,412	212,130,164
World ex-US Fund	281,411,655	244,612,005
Opportunistic Equity Fund	81,082,916	133,127,760
Global Real Return Fund	28,461,466	31,831,745
Core Fixed Income Fund*	396,159,918	470,932,303
Tax-Exempt Fixed Income Fund	22,349,504	31,157,719
Opportunistic Fixed Income Fund	138,054,629	173,402,653
Strategic Asset Allocation Fund	87,481,259	77,427,584
Tactical ConstrainedSM Asset Allocation Fund	156,382,346	205,047,929
Tactical UnconstrainedSM Asset Allocation Fund	762,942,157	810,242,932
Absolute Return Asset Allocation Fund	632,472,908	681,192,754
Multi-Asset Income Asset Allocation Fund	131,082,894	91,752,625
Fixed Income Allocation Fund	145,157,451	149,883,877
Altegris® Diversified Alternatives Allocation Fund	62,378,772	91,334,308

*	Included in these amounts were $175,427,560 of purchases and $205,876,379 of sales of U.S. Government Securities.

183

GuideMarkSM Funds & GuidePathSM Funds
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

8.	Transactions with Affiliates

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The GuidePathSM Funds had the following transactions during the year ended March 31, 2014, with affiliates:

	Share Activity				Year Ended March 31, 2014
Security Name	Balance March 31, 2013	Purchases	Sales	Balance March 31, 2014	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares
Strategic Asset Allocation Fund
Altegris® Macro Strategy Fund - Institutional Shares	658,931	318,769	624,755	352,945	$2,834,151	$—	$(424,039)
Altegris® Multi-Strategy Alternatives Fund - Institutional Shares	—	586,707	2,053	584,654	5,793,917	—	(262)
GuideMarkSM Global Real Return Fund - Institutional Shares	1,244,155	519,831	331,557	1,432,429	13,207,000	147,042	(147,008)
GuideMarkSM Large Cap Growth Fund - Institutional Shares	1,657,702	288,397	561,145	1,384,954	18,932,316	110,752	417,028
GuideMarkSM Large Cap Value Fund - Institutional Shares	2,215,495	399,992	750,822	1,864,665	21,872,519	318,936	666,856
GuideMarkSM Opportunistic Equity Fund - Institutional Shares	1,715,833	277,494	905,836	1,087,491	14,670,253	119,006	1,795,349
GuideMarkSM Small/Mid Cap Core Fund - Institutional Shares	1,660,595	268,996	611,587	1,318,004	22,102,933	10,001	1,004,554
GuideMarkSM World ex-US Fund - Institutional Shares	4,651,171	2,431,821	949,936	6,133,056	54,829,523	509,565	265,999
					$154,242,612	$1,215,302	$3,578,477
Tactical ConstrainedSM Asset Allocation Fund
GuideMarkSM Core Fixed Income Fund - Institutional Shares	2,527,212	2,366,397	3,141,322	1,752,287	$16,418,929	$470,210	$(703,674)
GuideMarkSM Large Cap Growth Fund - Institutional Shares	1,380,568	383,206	812,631	951,143	13,002,131	99,443	1,304,322
GuideMarkSM Large Cap Value Fund - Institutional Shares	1,627,466	485,633	975,124	1,137,975	13,348,445	254,999	1,497,196
GuideMarkSM Opportunistic Equity Fund - Institutional Shares	2,139,399	357,122	946,139	1,550,382	20,914,647	230,026	2,930,242
184

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

	Share Activity				Year Ended March 31, 2014
Security Name	Balance March 31, 2013	Purchases	Sales	Balance March 31, 2014	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares
Tactical ConstrainedSM Asset Allocation Fund (continued)
GuideMarkSM Opportunistic
Fixed Income Fund -
Institutional Shares	1,337,971	439,780	652,719	1,125,032	$11,182,821	$398,656	$(183,011)
GuideMarkSM Small/Mid Cap
Core Fund - Institutional
Shares	625,965	891,155	615,019	902,101	15,128,230	9,637	52,187
GuideMarkSM World ex-US
Fund - Institutional Shares	4,766,673	2,212,430	2,513,929	4,465,174	39,918,653	525,864	(298,519)
					$129,913,856	$1,988,835	$4,598,743
Tactical UnconstrainedSM Asset Allocation Fund
GuideMarkSM Core Fixed
Income Fund - Institutional
Shares	156,438	1,349,044	500,325	1,005,157	$9,418,323	$109,010	$44,048
GuideMarkSM Large Cap
Growth Fund - Institutional
Shares	977,647	344,091	378,003	943,735	12,900,856	81,762	345,903
GuideMarkSM Large Cap Value
Fund - Institutional Shares	2,219,422	641,759	1,029,667	1,831,514	21,483,661	341,030	1,262,587
GuideMarkSM Opportunistic
Equity Fund - Institutional
Shares	2,106,155	651,790	956,408	1,801,537	24,302,733	205,793	2,801,569
GuideMarkSM Opportunistic
Fixed Income Fund -
Institutional Shares	1,353,926	1,115,718	467,286	2,002,358	19,903,443	438,072	(139,551)
GuideMarkSM Small/Mid Cap
Core Fund - Institutional
Shares	997,005	231,675	783,918	444,762	7,458,665	3,472	3,024,139
GuideMarkSM World ex-US
Fund - Institutional Shares	888,234	2,838,006	409,691	3,316,549	29,649,951	193,831	(22,000)
					$125,117,632	$1,372,970	$7,316,695
Absolute Return Asset Allocation Fund
GuideMarkSM Core Fixed
Income Fund - Institutional
Shares	5,060,797	4,778,613	8,343,490	1,495,920	$14,016,770	$494,478	$(1,202,656)
GuideMarkSM Large Cap Value
Fund - Institutional Shares	347,581	373,412	267,929	453,064	5,314,443	86,151	130,408
GuideMarkSM Opportunistic
Fixed Income Fund -
Institutional Shares	3,862,066	602,628	3,774,249	690,445	6,863,025	956,803	594,411
GuideMarkSM World ex-US
Fund - Institutional Shares	—	713,953	201,543	512,410	4,580,945	49,118	55,920
					$30,775,183	$1,586,550	$(421,917)

185

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

	Share Activity				Year Ended March 31, 2014
Security Name	Balance March 31, 2013	Purchases	Sales	Balance March 31, 2014	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares
Multi-Asset Income Asset Allocation Fund
GuideMarkSM Core Fixed
Income Fund - Institutional
Shares	252,360	90,750	343,110	—	$—	$17,859	$(147,842)
GuideMarkSM Opportunistic
Fixed Income Fund -
Institutional Shares	—	49,809	49,809	—	—	12,354	(26,043)
GuideMarkSM World ex-US
Fund - Institutional Shares	259,325	130,152	217,070	172,407	1,541,323	18,623	82,973
					$1,541,323	$48,836	$(90,912)
Fixed Income Allocation Fund
GuideMarkSM Core Fixed
Income Fund - Institutional
Shares	5,630,992	2,214,198	2,630,377	5,214,813	$48,862,801	$1,033,570	$(1,073,395)
GuideMarkSM Opportunistic
Fixed Income Fund -
Institutional Shares	1,599,071	1,874,246	753,199	2,720,118	27,037,975	672,074	(308,291)
					$75,900,776	$1,705,644	$(1,381,686)
Altegris® Diversified Alternatives Allocation Fund
Altegris® Equity Long Short
Fund - Institutional Shares	6,441,197	1,059,969	2,448,889	5,052,277	$54,362,498	$3,539,502	$495,495
Altegris® Fixed Income Long
Short Fund - Institutional
Shares	1,097,163	3,695,927	1,148,809	3,644,281	38,447,164	566,742	(13,812)
Altegris® Futures Evolution
Strategy Fund - Institutional
Shares	1,391,288	272,004	677,734	985,558	9,658,469	177,924	(329,547)
Altegris® Macro Strategy Fund -
Institutional Shares	3,557,734	622,359	1,901,665	2,278,428	18,295,775	—	(2,732,593)
Altegris® Managed Futures
Strategy Fund - Institutional
Shares	1,449,997	303,217	1,042,260	710,954	6,277,720	—	(1,000,482)
GuideMarkSM Opportunistic
Fixed Income Fund -
Institutional Shares	1,988,818	251,552	2,240,370	—	—	575,134	(340,949)
					$127,041,626	$4,859,302	$(3,921,888)
186

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

9.	Option Contracts Written

There were no written option contracts held at any time during the year ended March 31, 2014.

10.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to foreign currency, Passive Foreign Investment Companies, Partnerships and paydown reclassifications. On the Statement of Assets and Liabilities, the following adjustments were made:

	Accumulated Net Investment Income or (Loss)	Accumulated Realized Gain or (Loss)	Capital Stock
Large Cap Growth Fund	$—	$—	$—
Large Cap Value Fund	—	—	—
Small/Mid Cap Core Fund	201,411	(23,111)	(178,300)
World ex-US Fund	91,568	(91,568)	—
Opportunistic Equity Fund	(30,503)	30,503	—
Global Real Return Fund	14,122	890	(15,012)
Core Fixed Income Fund	6,937,848	(743,962)	(6,193,886)
Tax-Exempt Fixed Income Fund	—	—	—
Opportunistic Fixed Income Fund	1,665,024	(1,665,024)	—
Strategic Asset Allocation Fund	71,381	(71,381)	—
Tactical ConstrainedSM Asset Allocation Fund	(6,997)	6,997	—
Tactical UnconstrainedSM Asset Allocation Fund	(131,983)	131,983	—
Absolute Return Asset Allocation Fund	(30,330)	31,778	(1,448)
Multi-Asset Income Asset Allocation Fund	(64)	64	—
Fixed Income Allocation Fund	(230)	230	—
Altegris® Diversified Alternatives Allocation Fund	(20)	20	—
187

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Indefinite carryovers must be used first, resulting in a greater likelihood that pre-enactment losses may expire. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses expiring:
				Indefinite*
	3/31/2017	3/31/2018	3/31/2019	Short Term	Long Term
Large Cap Growth Fund	$—	$39,442,053	$—	$—	$—
Large Cap Value Fund	1,580,658	146,948,668	—	—	—
Small/Mid Cap Core Fund	—	—	—	—	—
World ex-US Fund	63,053,726	139,582,037	—	1,071,408	4,218,522
Opportunistic Equity Fund	—	—	—	—	—
Global Real Return Fund	—	—	—	2,481,719	4,245,143
Core Fixed Income Fund	—	—	—	2,005,368	—
Tax-Exempt Fixed Income Fund	1,973,444	2,354,785	—	120,481	—
Opportunistic Fixed Income Fund	—	—	—	2,236,131	834,567
Strategic Asset Allocation Fund	—	—	—	—	—
Tactical Constrained Asset
Allocation Fund	—	—	—	—	—
Tactical Unconstrained Asset
Allocation Fund	—	—	—	—	—
Absolute Return Asset Allocation Fund	—	—	—	(5,378,126)	(994,929)
Multi-Asset Income Asset Allocation Fund	—	—	—	—	—
Fixed Income Allocation Fund	—	—	—	(1,521,565)	(643,019)
Altegris® Diversified Alternatives
Allocation Fund	—	—	—	—	(89,500)

*	The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses and their character is retained as short-term or long-term losses.

Additionally, at March 31, 2014, the Funds deferred on a tax basis post-October losses as follows:

	Ordinary Late Year Loss*	Capital Loss
Large Cap Growth Fund	$—	$—
Large Cap Value Fund	—	—
Small/Mid Cap Core Fund	88,635	—
World ex-US Fund	—	—
Opportunistic Equity Fund	—	—
Global Real Return Fund	130,898	1,455,299
Core Fixed Income Fund	—	—
Tax-Exempt Fixed Income Fund	—	—
Opportunistic Fixed Income Fund	—	112,648
Strategic Asset Allocation Fund	—	—
Tactical ConstrainedSM Asset Allocation Fund	—	—
Tactical UnconstrainedSM Asset Allocation Fund	—	—
Absolute Return Asset Allocation Fund	—	463,310
Multi-Asset Income Asset Allocation Fund	—	—
Fixed Income Allocation Fund	—	277,216
Altegris® Diversified Alternatives Allocation Fund	—	3,069,800
188

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

The qualified late year ordinary loss is the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31st, and the ordinary losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st.

The tax components of distributions paid during the fiscal years ended March 31, 2014 and March 31, 2013 are as follows:

	Year Ended March 31, 2014
	Ordinary	Long-Term
	Income	Capital Gain	Return of
	Distributions	Distributions	Capital
Large Cap Growth Fund	$407,732	$—	$—
Large Cap Value Fund	2,355,777	—	—
Small/Mid Cap Core Fund	—	23,111	—
World ex-US Fund	3,464,000	—	—
Opportunistic Equity Fund	692,277	6,381,694	—
Global Real Return Fund	601,351	—	15,012
Core Fixed Income Fund	5,638,679	1,135,333	6,193,886
Tax-Exempt Fixed Income Fund*	1,932,202	—	—
Opportunistic Fixed Income Fund	7,025,818	323,275	—
Strategic Asset Allocation Fund	3,262,576	3,206,215	—
Tactical ConstrainedSM Asset Allocation Fund	2,608,371	317,868	—
Tactical UnconstrainedSM Asset Allocation Fund	7,263,491	377,506	—
Absolute Return Asset Allocation Fund	9,127,398	—	—
Multi-Asset Income Asset Allocation Fund	3,768,827	14,033	—
Fixed Income Allocation Fund	3,801,218	396,609	—
Altegris® Diversified Alternatives Allocation Fund	4,140,786	—	—

* Contains $1,880,729 of tax-exempt income for year ended 3/31/2014 and $2,218,936 of tax-exempt income for year ended 3/31/2013.
189

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

	Year Ended March 31, 2013
	Ordinary	Long-Term
	Income	Capital Gain	Return of
	Distributions	Distributions	Capital
Large Cap Growth Fund	$482,854	$—	$—
Large Cap Value Fund	2,814,237	—	—
Small/Mid Cap Core Fund	467,565	—	—
World ex-US Fund	2,085,558	—	—
Opportunistic Equity Fund	586,285	—	—
Global Real Return Fund	826,381	—	41,822
Core Fixed Income Fund	9,154,978	2,006,092	—
Tax-Exempt Fixed Income Fund*	2,255,871	—	—
Opportunistic Fixed Income Fund	9,847,199	—	—
Strategic Asset Allocation Fund	1,640,736	—	—
Tactical ConstrainedSM Asset Allocation Fund	2,351,814	—	—
Tactical UnconstrainedSM Asset Allocation Fund	3,618,847	—	—
Absolute Return Asset Allocation Fund	6,299,046	81,650	—
Multi-Asset Income Asset Allocation Fund	920,397	—	—
Fixed Income Allocation Fund	1,764,920	—	—
Altegris® Diversified Alternatives Allocation Fund	396,152	—	—

* Contains $2,218,936 of tax-exempt income for year ended 3/31/2013 and $2,931,871 of tax-exempt income for year ended 3/31/2012.

190

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

At March 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap	Large Cap	Small/Mid	World	Opportunistic	Global
	Growth	Value	Cap Core	ex-US	Equity	Real Return
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of Investments	$138,264,657	$148,517,455	$80,602,753	$319,718,742	$112,176,880	$108,889,026
Gross Unrealized Appreciation	55,455,188	66,412,411	5,827,683	60,588,240	30,176,452	3,930,895
Gross Unrealized Depreciation	(2,393,663)	(3,085,494)	(2,333,741)	(10,614,919)	(1,968,567)	(6,244,079)
Net Unrealized Appreciation/ (Depreciation)	53,061,525	63,326,917	3,493,942	49,973,321	28,207,885	(2,313,184)
Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—
Undistributed Ordinary Income	6,873	544,756	—	3,642,094	3,877,719	—
Undistributed Long-Term Cap Gains	—	—	3,877,650	—	8,991,216	—
Total Distributable Earnings	6,873	544,756	3,877,650	3,642,094	12,868,935	—
Other Accumulated Gains/(Losses)	(39,442,053)	(148,529,326)	(88,635)	(207,915,827)	(111,377)	(8,345,727)
Total Accumulated Earnings/(Losses)	13,626,345	(84,657,653)	7,282,957	(154,300,412)	40,965,443	(10,658,911)

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

191

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

					Tactical	Tactical
				Strategic	ConstrainedSM	UnconstrainedSM
	Core	Tax-Exempt	Opportunistic	Asset	Asset	Asset
	Fixed Income	Fixed Income	Fixed Income	Allocation	Allocation	Allocation
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of Investments	$335,865,551	$59,384,592	$209,181,468	$273,158,151	$184,479,554	$319,147,833
Gross Unrealized Appreciation	6,154,709	3,501,558	8,192,162	59,353,454	38,813,715	43,576,246
Gross Unrealized Depreciation	(3,849,865)	(324,560)	(8,093,627)	(2,977,389)	(2,690,548)	(3,592,381)
Net Unrealized Appreciation/ (Depreciation)	2,304,844	3,176,998	98,535	56,376,065	36,123,167	39,983,865
Undistributed Tax-Exempt Ordinary Income	—	—	—	—	—	—
Undistributed Ordinary Income	—	58,795	1,611,143	367,001	46,260	—
Undistributed Long-Term Cap Gains	—	—	—	722,308	5,823,959	6,171,642
Total Distributable Earnings	—	58,795	1,611,143	1,089,309	5,870,219	6,171,642
Other Accumulated Gains/(Losses)	(2,007,310)	(4,448,710)	(3,786,399)	(28,587)	(28,587)	(28,587)
Total Accumulated Earnings/(Losses)	297,534	(1,212,917)	(2,076,721)	57,436,787	41,964,799	46,126,920

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

192

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

	Absolute			Altegris®
	Return	Multi-Asset		Diversified
	Asset	Income Asset	Fixed Income	Alternatives
	Allocation	Allocation	Allocation	Allocation
	Fund	Fund	Fund	Fund
Cost of Investments	$538,697,463	$144,250,415	$251,723,740	$128,329,138
Gross Unrealized Appreciation	10,318,094	5,911,442	1,131,761	5,347,307
Gross Unrealized Depreciation	(5,072,337)	(1,348,624)	(7,339,307)	(4,169,640)
Net Unrealized Appreciation/ (Depreciation)	5,245,757	4,562,818	(6,207,546)	1,177,667
Undistributed Tax-Exempt Ordinary Income	—	—	—	—
Undistributed Ordinary Income	1,211,877	430,235	221,674	25,117
Undistributed Long-Term Cap Gains	—	306,491	—	—
Total Distributable Earnings	1,211,877	736,726	221,674	25,117
Other Accumulated Gains/(Losses)	(6,864,952)	—	(2,441,800)	(3,159,300)
Total Accumulated Earnings/(Losses)	(407,318)	5,299,544	(8,427,672)	(1,956,516)

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

193

GuideMarkSM Funds & GuidePathSM Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of GPS Funds I and GPS Funds II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GPS Funds I and GPS Funds II comprising GuideMark Large Cap Growth Fund, GuideMark Large Cap Value Fund, GuideMark Small/Mid Cap Core Fund, GuideMark World ex-US Fund, GuideMark Opportunistic Equity Fund, GuideMark Global Real Return Fund, GuideMark Core Fixed Income Fund, GuideMark Tax-Exempt Fixed Income Fund, GuideMark Opportunistic Fixed Income Fund, GuidePath Strategic Asset Allocation Fund, GuidePath Tactical Constrained Asset Allocation Fund, GuidePath Tactical Unconstrained Asset Allocation Fund, GuidePath Absolute Return Asset Allocation Fund, GuidePath Multi-Asset Income Asset Allocation Fund, GuidePath Fixed Income Allocation Fund, and GuidePath Altegris Diversified Alternatives Allocation Fund (the “Funds”) as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the periods ended prior to March 31, 2014, were audited by other auditors whose report dated May 30, 2013, expressed an unqualified opinion on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting GPS Funds I and GPS Funds II as of March 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
May 29, 2014

194

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION

March 31, 2014

Additional Information

1.	Section 19(a) Notice (Unaudited)
The GuideMarkSM Core Fixed Income Fund’s (the “Fund”) previous estimate of the sources from which its distributions of $0.21757961 per share for Service Shares and $0.23071982 per share for Institutional Shares, which were paid on March 20, 2014, have been revised to reflect that $0.03499902 and $0.04813923 of such amounts represented a distribution of net investment income for Service Shares and Institutional Shares, respectively; and for each class, $0.18258059 of such amounts represented a return of capital.

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with yield or income. The amounts and sources of distributions provided are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to change. The Fund will send a Form 1099-DIV for the calendar year that will explain the character of the distribution for federal income tax purposes.

2.	Shareholder Notification of Federal Tax Status (Unaudited)
The Funds designated the following percentages of dividends during the fiscal year 2014 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Growth Fund	100.00%	100.00%
Large Cap Value Fund	100.00%	100.00%
Small/Mid Cap Core Fund	0.00%	0.00%
World ex-US Fund	0.00%	100.00%
Opportunistic Equity Fund	100.00%	100.00%
Global Real Return Fund	35.88%	100.00%
Core Fixed Income Fund	0.00%	0.00%
Tax-Exempt Fixed Income Fund	0.00%	0.00%
Opportunistic Fixed Income Fund	4.74%	3.62%
Strategic Asset Allocation Fund	29.70%	85.41%
Tactical ConstrainedSM Asset Allocation Fund	74.87%	95.02%
Tactical UnconstrainedSM Asset Allocation Fund	25.33%	40.08%
Absolute Return Asset Allocation Fund	6.97%	12.80%
Multi-Asset Income Asset Allocation Fund	6.21%	31.43%
Fixed Income Allocation Fund	1.10%	0.96%
Altegris® Diversified Alternatives Allocation Fund	0.72%	0.60%
195

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)

March 31, 2014

3.	Foreign Tax Credit Pass Through (Unaudited)
Pursuant to Section 853 of the Internal Revenue Code, the GuideMarkSM World ex-US Fund designates the following amount as foreign taxes paid for the year ended March 31, 2014. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
World ex-US Fund	$659,347	$0.0159	99.40%
Strategic Asset Allocation Fund	85,846	0.0034	2.91%
Tactical ConstrainedSM Asset Allocation Fund	88,591	0.0051	5.37%
Tactical UnconstrainedSM Asset Allocation Fund	32,654	0.0009	0.59%
Absolute Return Asset Allocation Fund	8,275	0.0002	0.12%
Multi-Asset Income Asset Allocation Fund	3,137	0.0003	0.10%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.
196

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)

March 31, 2014

4.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II).	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	16	Director, New England Bancorp (2006-present); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008-2012); Director, Hospice and Palliative Care of Cape Cod (2006-2011).

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II).	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005)	16	Trustee, GVIT (2008-2012); Trustee, Blue Fund Group (2006- 2008).

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II).	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	16	Director, Sitoa Global Inc. (2011-present); Director, Wells Fargo ASGI Hedge Funds (closed-end hedge funds) (2008-present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005-present); Director, Merriman Holdings, Inc. (financial services) (2003-present); Director, Grail Advisors ETF Trust (2009-2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004-2011); Director, North Bay Bancorp (2006-2007).
197

GuideMarkSM Funds & GuidePathSM Funds
ADDITIONAL INFORMATION (Continued)

March 31, 2014

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions

Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Interested Trustee and Chairman President	Indefinite Term since 2014 Renewed 1-Year Term since 2007	President, GPS Funds I (2007 to present) and GPS Funds II (2011 to present); President, Contra Fund (2008 to present); and President, GVIT (2008 to 2012); Executive Vice President and Chief Operations Officer, AssetMark (2008 to present); President, AssetMark Brokerage, LLC (2013 to present).	17	Director, Lamorinda Soccer Club (2011 to 2013), Chairman, AssetMark Trust Co. (2008 to present).

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Officers of the Trusts**

John Koval Year of Birth: 1966 AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since January 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Contra Fund (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Contra Fund (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Treasurer	Renewed 1-Year Term since 2014	Treasurer, GPS Funds I, GPS Funds II and Contra Fund (May 2014-present); Manager of Fund Administration, AssetMark (May 2014-present); Senior Fund Administration Officer, AssetMark (2008-present).

Christine Villas-Chernak Year of Birth: 1968 AssetMark, Inc. 1655 Grant Street 10th Floor Concord, CA 94520	Deputy Chief Compliance Officer Secretary	Since 2009 Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006 to 2013 and May 2014 to present), GPS Funds II (2011 to 2013 and May 2014 to-present), Contra Fund (2009 to 2010 and May 2014 to present) and GVIT (2008 to 2010); Deputy Chief Compliance Officer, GPS Funds I (2009 to present), GPS Funds II (2011 to present) and GVIT (2009 to 2012); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trust as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.

**	Each Officer of the Trust serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

5.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)
A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent
198

GuideMarkSM Funds & GuidePathSM Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2014

12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

6.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)
The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, D.C. 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

7.	Change in Independent Registered Public Accounting Firm (Unaudited)
KPMG LLP was previously the principal accountants for GPS Funds I and GPS Funds II. On January 17, 2014, that firm resigned and Cohen Fund Audit Services, LTD was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the board of trustees.

During the two fiscal years ended March 31, 2013, and the subsequent interim period through January 17, 2014, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The audit reports of KPMG LLP on the financial statements of GPS Funds I and GPS Funds II as of and for the years ended March 31, 2013 and March 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

8.	Statement Regarding the Basis for Approval of Investment Sub-Advisory Agreement (Unaudited)

Consideration and Approval of a New Sub-Advisory Agreement with Wellington Management

At the meeting of the Board of the Trust on December 18, 2013, the Board approved a new sub-advisory agreement (the “Wellington Sub-Advisory Agreement”) between Wellington Management Company, LLP (“Wellington Management”) and AssetMark, on behalf of the GuideMarkSM Small/Mid Cap Core Fund.

As noted above, the GuideMarkSM Small/Mid Cap Core Fund is managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Fund’s portfolio. Under this structure, AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year and, under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

The Board — including a majority of the independent Trustees — determined to approve the Wellington Sub-Advisory Agreement. The material factors considered and the conclusions that formed the basis of the Board’s approval of the agreement are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. In preparation for their meeting, the Trustees requested, received, and reviewed information relevant to their consideration of the Wellington Sub-Advisory Agreement. The Trustees also received assistance and advice regarding legal and industry standards from independent counsel to the independent Trustees. In deciding to approve the agreement, the Board did not identify any particular information or any single factor or conclusion that was controlling.
199

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Materials Reviewed and the Review Process

The Trustees, including the independent Trustees, considered various materials requested by counsel on behalf of the independent Trustees related to the Wellington Sub-Advisory Agreement, including (1) a copy of the proposed form of sub-advisory agreement between Wellington Management and AssetMark, on behalf of the Fund; (2) Wellington Management’s responses to AssetMark’s due diligence questionnaire, including information on Wellington Management’s investment process; (3) Wellington Management’s Form ADV disclosures; (4) a description of AssetMark’s selection and recommendation process with respect to Wellington Management, and the reasons for such recommendation; (5) information describing the nature, quality and extent of services that Wellington Management would provide to the Fund, and the proposed sub-advisory fee payable to Wellington Management; (6) information concerning Wellington Management’s business and operations, investment team, compliance program and internal procedures, including biographical information for the investment professionals that would be responsible for the day-to-day management of Wellington Management’s allocated portion of the Fund’s portfolio; and (7) information regarding the financial condition of Wellington Management. The Trustees also considered the recommendations of AssetMark with respect to Wellington Management and the methods and resources AssetMark utilizes in its efforts to identify and engage sub-advisors for the Funds.

Factors Considered

In considering the Wellington Sub-Advisory Agreement, the Trustees considered the following factors, to the extent they were applicable: (1) the nature, quality and extent of the services to be provided by Wellington Management; (2) the investment performance of Wellington Management; (3) the costs of the services to be provided and profits to be realized by Wellington Management and its affiliates from the relationship with the Fund, including any “fall-out” benefits; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether fee levels reflect those economies of scale for the benefit of Fund investors.

The independent Trustees were assisted by independent counsel throughout the review process. The independent Trustees relied upon the advice of independent counsel and their own business judgment in determining the material factors to be considered in evaluating the Wellington Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Wellington Sub-Advisory Agreement.

Nature, Quality and Extent of Services

The Trustees considered the nature, quality and extent of services that Wellington Management would provide to the Fund. The Trustees discussed the specific investment process to be employed by Wellington Management in managing the Fund, the qualifications of Wellington Management’s portfolio management team with regard to implementing the Fund’s investment mandate and Wellington Management’s performance record as compared to a relevant benchmark. The Trustees considered Wellington Management’s organization, personnel and operations. The Trustees also considered AssetMark’s review and selection process with respect to Wellington Management and AssetMark’s favorable assessment as to the nature and quality of the sub-advisory services expected to be provided by Wellington Management.

Based on their consideration and review of the foregoing factors, the Trustees concluded that the nature, quality and extent of the sub-advisory services to be provided by Wellington Management, as well as Wellington Management’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund in light of the Fund’s investment objective, policies and strategies.
200

GuideMarkSM Funds & GuidePathSM Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Sub-Advisory Fees

The Trustees considered the compensation to be paid to Wellington Management by AssetMark in conjunction with the services that would be rendered to the Fund. The Trustees also considered comparisons of the fees to be paid by AssetMark to Wellington Management with fees charged by Wellington Management to its other clients. In addition, the Trustees considered the recommendation of AssetMark with respect to Wellington Management and AssetMark’s representation that the fees to be paid to each sub-advisor were the result of an arms-length negotiation. The Trustees considered that the sub-advisory fees would be paid by AssetMark to Wellington Management and would not be additional fees borne by the Fund. The Trustees concluded that, in light of the quality and extent of the services to be provided, the proposed fees to be paid to Wellington Management were reasonable.

The Trustees also considered “fall-out” or ancillary benefits that may potentially accrue to Wellington Management or its affiliates in the future because of its relationship with the Fund. The Trustees concluded that the benefits that might accrue to Wellington Management or its affiliates were reasonable.

Investment Performance

Because Wellington Management had not commenced providing sub-advisory services to the Fund at the time of the Trustees’ consideration of the Wellington Sub-Advisory Agreement, the Trustees could not consider Wellington Management’s investment performance with respect to its management of the Fund as a factor in evaluating the Wellington Sub-Advisory Agreement. However, the Trustees did consider Wellington Management’s historical performance record in managing other funds and accounts, and the Trustees also considered Wellington Management’s historical performance records compared to a relevant benchmark.

The Trustees concluded that the historical performance record for Wellington Management, viewed together with the other relevant factors considered by the Trustees, supported a decision to approve the Wellington Sub-Advisory Agreement.

Profitability and Economies of Scale

The Trustees did not consider the profitability of Wellington Management to be a material factor based on representations from AssetMark that it negotiated the Wellington Sub-Advisory Agreement, including the sub-advisory fees, with Wellington Management on an arm’s-length basis.

The Trustees concluded that it was appropriate to revisit the potential for economies of scale in connection with future annual reviews of the Wellington Sub-Advisory Agreement.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees — including a majority of the independent Trustees — with the assistance of independent counsel concluded to approve the Wellington Sub-Advisory Agreement, including the fees payable thereunder, with Wellington Management for the Fund.
201

GuideMarkSM Funds
GuidePathSM Funds

GuideMarkSM Funds & GuidePathSM Funds

GuideMarkSM Large Cap Growth Fund
GuideMarkSM Large Cap Value Fund
GuideMarkSM Small/Mid Cap Core Fund
GuideMarkSM World ex-US Fund
GuideMarkSM Opportunistic Equity Fund
GuideMarkSM Global Real Return Fund
GuideMarkSM Core Fixed Income Fund
GuideMarkSM Tax-Exempt Fixed Income Fund
GuideMarkSM Opportunistic Fixed Income Fund
GuidePathSM Strategic Asset Allocation Fund
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
GuidePathSM Absolute Return Asset Allocation Fund
GuidePathSM Multi-Asset Income Asset Allocation Fund
GuidePathSM Fixed Income Allocation Fund
GuidePathSM Altegris® Diversified Alternatives Allocation Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor
Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodians

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

U.S. Bank, N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212	BNY Mellon Asset Servicing One Wall Street New York, NY 10286
Distributor Capital Brokerage Corporation 6620 West Broad Street Building 2 Richmond, VA 23230 Member FINRA		Annual Report March 31, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

For the fiscal year ended March 31, 2014, the registrant’s principal accountant billed the registrant $143,829 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended March 31, 2013, the registrant’s principal accountant billed the registrant $182,900 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

c) Tax Fees

For the fiscal year ended March 31, 2014, the registrant’s principal accountant billed the registrant $39,206 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended March 31, 2013, the registrant’s principal accountant billed the registrant $38,570 for professional services rendered for tax compliance, tax advice and tax planning.

(d) All Other Fees

None.

(e)(1)	The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit
2

committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended March 31, 2014 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2014 and March 31, 2013, were $0 and $0, respectively.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

3

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
4

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GPS Funds I

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	05/30/2014

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Carrie E. Hansen
Carrie E. Hansen, Principal Executive Officer/President

Date	05/30/2014

By (Signature and Title)	/s/ Patrick R. Young
Patrick R. Young, Principal Financial Officer/Treasurer

Date	05/30/2014
5